UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip Code)

CT Corporation 300 E. Lombard St., Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

245.3 9.33% 256.36 2.78 56.39 +74.36
82.5 6.35% 375.69 9.56 24.35 -45.23
61.4 4.25% 248.36 4.58 65.36 -95.36
3.35 5.36% 896.33 3.54 32.23 +5.33
6.35 8.35% 896.33 7.63 44.45
132.1 1.20% 282.80 2.17

Ohio National Fund, Inc.

SEMIANNUAL REPORT JUNE 30, 2018

OHIO NATIONAL FUND, INC.

President’s Message

Dear Investor,

Financial markets provided mixed returns during the first half of 2018. The U.S. economy powered ahead, posting 4.1 percent Gross Domestic Product (GDP) growth in the second quarter, bolstered by tax cuts and strong corporate profits. However, rising interest rates, the increased use of tariffs and a stronger U.S. dollar offset many of the positives experienced in the first half of the year. The synchronized global growth we saw in 2017 is becoming more divergent, with foreign markets, particularly emerging markets, beginning to show some cracks.

The risk of a larger trade war, combined with less accommodative global central banks, has kept a lid on equity performance. Likewise, rising interest rates in the U.S. have caused fixed income returns to be negative during the first half of 2018. Surprisingly, volatility remains muted in the U.S. equity markets, given the numerous crosscurrents that exist. For now, markets have seemingly chosen to focus on the positives of domestic growth and strong corporate profits, rather than on the risk of higher interest rates, geopolitical events and the ramifications of increased tariffs.

Equity Markets

Domestic equity markets fared significantly better than foreign equity markets during the first half of 2018. The S&P 500®, S&P MidCap 400® and Russell 2000® indices all posted positive returns, ranging from 2.7 percent to 7.7 percent. Small cap stocks provided the best returns, as these companies tend to be more domestically focused, with less international exposure. Conversely, large cap stocks posted lower returns, as these companies tend to have more international exposure and consequently are affected negatively by a strong U.S. dollar and may be affected more by tariffs.

Within the domestic stock universe, growth stocks continued to outperform value stocks by a wide margin. The S&P 500® Growth Index provided a return of 7.3 percent, while the S&P 500® Value Index provided a return of -2.2 percent. Foreign stock returns were generally negative in U.S. dollar terms, due to the stronger U.S. dollar and, in some cases, slowing growth. These same factors, as well as tariffs and, in some cases, geopolitical concerns, caused emerging market stock returns to suffer more than developed equity markets.

A summary of returns for key equity benchmarks is presented below:

Index	6/30/18 YTD U.S. Dollar Total Return (price and dividend)

S&P 500®	2.65%
S&P 500® Growth	7.28%
S&P 500® Value	-2.23%
S&P MidCap 400®	3.49%
Russell 2000® Small Cap	7.67%
MSCI All Country World Ex-USA (Net – USD)	-3.77%
MSCI Emerging Market	-6.56%

The variability of returns in the previous table serves as a reminder of why it is important to stay diversified. Diversification among asset classes tends to smooth returns and lower volatility over time.

Fixed Income Markets

Bond returns were generally negative during the first half of 2018. The Bloomberg Barclays US Aggregate Bond Index posted a year-to-date total return of -1.6 percent at the end of the second quarter. The Federal Reserve increased the Federal Funds rate twice during the period, for a total of 50 basis points. Longer term interest rates also increased, albeit slightly less than the Federal Funds rate. As a result, the interest rate curve continued to flatten between 2-year and 30-year Treasury rates. The expectation is for the Federal Reserve to increase the Federal Funds rate by an additional 25 to 50 basis points in the second half of this year, and to increase rates slightly in 2019.

Within the Bloomberg Barclays US Aggregate Bond Index, shorter duration bonds outperformed longer duration bonds, due to the rise in interest rates. In addition, higher quality bonds generally outperformed lower quality bonds, as credit spreads widened during the first half of the year. Corporate bonds were the worst performing sector within the index, while the higher quality U.S. Treasury, agency and securitized sectors performed better.

Looking Ahead

We are neutral regarding the prospects for financial markets for the remainder of the year. On the positive side, we expect the U.S. economy, GDP growth and corporate profits to remain healthy. On the negative side, we expect higher short-term interest rates and the potential for a decline in corporate profit growth. The wildcards are tariffs, geopolitical events and the upcoming mid-term elections. Given these items, we expect volatility to increase over the next year from its current low level. In this environment, we believe that staying the course in a well-diversified portfolio will serve well over the long term.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Sincerely,

Michael J. DeWeirdt, CFA, FRM

President

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited)

Objective/Strategy

The ON Equity Portfolio (formerly the Equity Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities.

Performance as of June 30, 2018

Average Annual returns
One year	5.40%
Five years	10.71%
Ten years	7.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.80% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Equity Portfolio returned -1.88% versus 2.65% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Our valuation-driven process and discipline is focused on buying stocks when prices are below business value, and subsequent convergence of price and value is inherently a longer-term strategy. As a result, our investment discipline is not optimal for momentum-driven markets driven by shorter-term factors. Relative performance suffered from not owning enough mega cap technology stocks, primarily the so-called FAANG stocks (Facebook, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., and Alphabet, Inc.), that powered the market at the benchmark level. We were also overweight Health Care stocks that we believe represent good long-term value, but those stocks suffered from continued pricing concerns and some specific pipeline disappointments. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Relative to the benchmark, stock selection and sector allocation detracted from the Portfolio’s performance. Stock selection in the Consumer Discretionary, Information Technology (IT) and Health Care sectors detracted the most from relative performance. The Portfolio’s underweight to the IT sector and its cash position also detracted from returns. Meanwhile, stock selection in the Utilities and Materials sectors contributed to relative performance, as did an underweight allocation to the Consumer Staples sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. XL Group Ltd. (XL), a property and casualty insurer in the Financials sector, was the Portfolio’s top contributor. The company was acquired by insurance giant AXA SA at a 50% premium to its stock price before the mergers and acquisitions (M&A) speculation surfaced. We took advantage of the low valuation late last year as the stock suffered an operating loss in 2017 due to large catastrophe losses. We saw value in XL’s global leadership in the commercial insurance and reinsurance markets given its specialty focus and the highly valuable Lloyd’s franchise. (1)

AES Corp. (“AES”), in the Utilities sector, was another top contributor that is starting to enjoy the full benefits from its pivot to faster-growing renewal energy projects, while also paying down debt and reducing costs. The result is a major reduction in AES’s risk profile, which should culminate in investment grade metrics by next year. At the same time, earnings and cash flow growth has been steadily improving, which is fully supporting its 4% dividend yield. These fundamental improvements, along with the major risk reduction, should continue to close the gap between price and a higher and growing business value. (1)

Celgene Corporation, in the Health Care sector, is a biotechnology company developing therapies for cancer and immune inflammatory diseases and was the Portfolio’s top detractor. Negative reaction to two acquisitions announced by the company and an unfavorable ruling from the FDA on its treatment for relapsing multiple sclerosis weighed on shares. (1)

Adient PLC, in the Consumer Discretionary sector, was another top detractor. The company reported a poor first fiscal quarter in 2018, with earnings below consensus, and lowered guidance for 2018. The company faces headwinds in its seat structures/mechanisms and metals business, although these issues should be transitory. Adient PLC also announced the formation of Adient Aerospace, a joint venture with Boeing, which should be a good opportunity once it begins to produce revenue. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

3	(continued)

Ohio National Fund, Inc.	ON Equity Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	98.5
Money Market Funds and Other Net Assets	1.5

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Alphabet, Inc. Class C	5.5
2.	Microsoft Corp.	4.2
3.	Allergan PLC	3.9
4.	Oracle Corp.	3.8
5.	Wells Fargo & Co.	3.4
6.	Kinder Morgan, Inc.	3.4
7.	Alexion Pharmaceuticals, Inc.	3.3
8.	Synchrony Financial	2.8
9.	American International Group, Inc.	2.8
10.	Exelon Corp.	2.8

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	19.1
Financials	18.3
Health Care	16.3
Industrials	11.9
Energy	11.5
Consumer Discretionary	7.8
Utilities	4.9
Real Estate	3.7
Consumer Staples	2.9
Materials	2.1

98.5

Ohio National Fund, Inc.	ON Equity Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 98.5%			Shares	Value
CONSUMER DISCRETIONARY – 7.8%
Adient PLC (Auto Components)			96,137	$4,728,979
AutoZone, Inc. (Specialty Retail)	(a	)	11,885	7,974,003
General Motors Co. (Automobiles)			79,154	3,118,667
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)			175,381	3,861,890
Lowe’s Cos., Inc. (Specialty Retail)			54,549	5,213,248
Melco Resorts & Entertainment Ltd. – ADR (Hotels, Restaurants & Leisure)			115,875	3,244,500

				28,141,287

CONSUMER STAPLES – 2.9%
Molson Coors Brewing Co. Class B (Beverages)			58,292	3,966,188
Mondelez International, Inc. Class A (Food Products)			162,665	6,669,265

				10,635,453

ENERGY – 11.5%
Apache Corp. (Oil, Gas & Consumable Fuels)			143,319	6,700,163
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			195,975	8,615,061
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			695,225	12,284,626
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			41,817	7,913,449
Plains GP Holdings LP Class A (Oil, Gas & Consumable Fuels)			245,995	5,881,740

				41,395,039

FINANCIALS – 18.3%
American International Group, Inc. (Insurance)			188,335	9,985,522
Brighthouse Financial, Inc. (Insurance)	(a	)	104,897	4,203,223
Citigroup, Inc. (Banks)			123,885	8,290,384
Intercontinental Exchange, Inc. (Capital Markets)			118,869	8,742,815
MetLife, Inc. (Insurance)			129,421	5,642,755
Synchrony Financial (Consumer Finance)			304,239	10,155,498
Voya Financial, Inc. (Diversified Financial Svs.)			144,831	6,807,057
Wells Fargo & Co. (Banks)			224,022	12,419,780

				66,247,034

HEALTH CARE – 16.3%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	95,908	11,906,978
Allergan PLC (Pharmaceuticals)			85,151	14,196,375
Bristol-Myers Squibb Co. (Pharmaceuticals)			61,952	3,428,424
Celgene Corp. (Biotechnology)	(a	)	94,629	7,515,435
Merck & Co., Inc. (Pharmaceuticals)			105,943	6,430,740
Mylan N.V. (Pharmaceuticals)	(a	)	253,860	9,174,500
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)			55,917	6,231,391

				58,883,843

Common Stocks (Continued)			Shares	Value
INDUSTRIALS – 11.9%
AECOM (Construction & Engineering)	(a	)	161,871	$5,346,599
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			65,113	5,447,354
Delta Air Lines, Inc. (Airlines)			113,239	5,609,860
Fluor Corp. (Construction & Engineering)			99,862	4,871,268
Johnson Controls International PLC (Building Products)			174,162	5,825,719
KION Group AG (Machinery)	(b	)	40,050	2,874,765
Owens Corning (Building Products)			56,470	3,578,504
Safran SA (Aerospace & Defense)	(b	)	17,492	2,118,366
TransDigm Group, Inc. (Aerospace & Defense)			20,829	7,188,921

				42,861,356

INFORMATION TECHNOLOGY – 19.1%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	17,948	20,023,686
Cisco Systems, Inc. (Communications Equip.)			175,925	7,570,053
International Business Machines Corp. (IT Svs.)			48,675	6,799,897
Microsoft Corp. (Software)			155,392	15,323,205
Oracle Corp. (Software)			307,062	13,529,152
QUALCOMM, Inc. (Semiconductors & Equip.)			102,750	5,766,330

				69,012,323

MATERIALS – 2.1%
Royal Gold, Inc. (Metals & Mining)			81,284	7,546,407

REAL ESTATE – 3.7%
American Homes 4 Rent Class A (Equity REIT)			273,464	6,065,431
Realogy Holdings Corp. (Real Estate Mgmt. & Development)			320,437	7,305,964

				13,371,395

UTILITIES – 4.9%
AES Corp. (Ind. Power & Renewable Elec.)			586,458	7,864,402
Exelon Corp. (Electric Utilities)			232,660	9,911,316

				17,775,718

Total Common Stocks (Cost $323,017,338)				$355,869,855

Money Market Funds – 1.5%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			5,304,291	$5,304,291

Total Money Market Funds (Cost $5,304,822)				$5,304,291

Total Investments – 100.0% (Cost $328,322,160)	(c	)		$361,174,146
Other Assets in Excess of Liabilities – 0.0%				65,806

Net Assets – 100.0%				$361,239,952

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,993,131 or 1.4% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited)

Objective/Strategy

The ON Bond Portfolio (formerly the Bond Portfolio) seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its assets in corporate debt securities.

Performance as of June 30, 2018

Average Annual returns
One year	-0.93%
Five years	2.99%
Ten years	4.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.63% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Bond Portfolio returned -3.25% versus -3.12% for its benchmark, the ICE BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Long-term interest rates increased and the yield curve flattened during the period, as short-term interest rates increased more than long-term interest rates. In this environment, longer duration bonds generally underperformed shorter duration bonds. Corporate credit spreads widened during the period, with higher quality bonds generally outperforming lower quality bonds. From an investment strategy perspective, the Portfolio maintained a slightly lower duration and slightly lower credit quality than the benchmark. (1)

While neither of the above materially affected the Portfolio’s performance compared to the benchmark, the Portfolio’s shorter duration added slightly to performance, while the Portfolio’s lower credit quality slightly detracted from performance vs. the benchmark. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Fund’s strategy that caused deviation from the benchmark?

A. In terms of holdings, the Portfolio was slightly overweight the Energy and Materials sectors vs. the benchmark and slightly underweight the Consumer Staples and Information Technology sectors during the period. Other sector weightings compared to the benchmark were not significant. In terms of performance vs. the benchmark, the Telecommunication Services and Consumer Discretionary sectors performed the best, while the Information Technology and Energy sectors performed the worst. In most cases, security selection within the sector accounted for the majority of the sector performance vs. the benchmark, rather than the sector weighting. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three contributors to the Portfolio’s performance relative to the benchmark were Noble Holding International Ltd. 7.950% due 2025, Transocean, Inc. 9.000% due 2023 and Spectra Energy Capital, LLC 3.300% due 2023. Each of these bonds is in the Energy sector and performed well. The top three detractors to the Portfolio’s performance relative to the benchmark were Wells Fargo & Co. 4.650% due 2044, Martin Marietta Materials, Inc. 4.250% due 2047, and American International Group, Inc. 3.875% due 2035. These bonds are longer duration bonds and experienced modest spread widening during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

6	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Corporate Bonds (4)	95.1
Asset-Backed Securities (4)	2.6
Sovereign Issues	1.0
Money Market Funds
Less Net Liabilities	1.3

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Deutsche Bank AG	1.7
	2.700%, 07/13/2020
2.	Federal Realty Investment Trust	1.5
	3.250%, 07/15/2027
3.	Aircastle Ltd.	1.3
	4.125%, 05/01/2024
4.	Andeavor	1.3
	3.800%, 04/01/2028
5.	Martin Marietta Materials, Inc.	1.3
	3.500%, 12/15/2027
6.	Northrop Grumman Corp.	1.3
	2.930%, 01/15/2025
7.	American Airlines 2015-1 Class B Pass Through Trust	1.1
	3.700%, 05/01/2023
8.	Canadian Natural Resources Ltd.	1.0
	4.950%, 06/01/2047
9.	Expedia Group, Inc.	1.0
	5.000%, 02/15/2026
10.	Netflix, Inc.	1.0
	5.875%, 11/15/2028

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	25.8
Energy	12.1
Consumer Discretionary	9.1
Utilities	8.9
Materials	8.8
Industrials	8.2
Real Estate	8.1
Consumer Staples	6.0
Health Care	5.5
Information Technology	3.8
Telecommunication Services	1.4

97.7

Ohio National Fund, Inc.	ON Bond Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds – 95.1%			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 9.1%
21st Century Fox America, Inc. (Media)			4.500%	02/15/2021	$1,250,000	$1,283,863
Amazon.com, Inc. (Internet & Direct Marketing Retail)			3.875%	08/22/2037	900,000	877,895
Booking Holdings, Inc. (Internet & Direct Marketing Retail)			3.550%	03/15/2028	3,000,000	2,854,335
Comcast Corp. (Media)			4.250%	01/15/2033	750,000	732,019
Discovery Communications, LLC (Media)			4.375%	06/15/2021	1,000,000	1,022,096
Discovery Communications, LLC (Media)			3.950%	03/20/2028	900,000	851,975
Dollar General Corp. (Multiline Retail)			4.125%	05/01/2028	2,000,000	1,960,203
Expedia Group, Inc. (Internet & Direct Marketing Retail)			5.000%	02/15/2026	3,000,000	3,054,840
General Motors Co. (Automobiles)			5.000%	04/01/2035	900,000	851,874
Hasbro, Inc. (Leisure Products)			3.500%	09/15/2027	2,000,000	1,849,403
L Brands, Inc. (Specialty Retail)			5.250%	02/01/2028	1,000,000	888,750
Lear Corp. (Auto Components)			3.800%	09/15/2027	3,000,000	2,815,717
Magna International, Inc. (Auto Components)			3.625%	06/15/2024	1,000,000	997,172
Netflix, Inc. (Internet & Direct Marketing Retail)	(a	)	5.875%	11/15/2028	3,000,000	3,029,100
Newell Brands, Inc. (Household Durables)			3.150%	04/01/2021	900,000	891,584
Sirius XM Radio, Inc. (Media)	(a	)	5.375%	04/15/2025	1,000,000	986,250
Time Warner Cable LLC (Media)			6.550%	05/01/2037	850,000	901,220
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			4.150%	04/01/2024	900,000	885,375

						26,733,671

CONSUMER STAPLES – 6.0%
Anheuser-Busch InBev Finance, Inc. (Beverages)			4.700%	02/01/2036	2,000,000	2,025,740
Anheuser-Busch InBev Finance, Inc. (Beverages)			4.900%	02/01/2046	1,000,000	1,028,153
Anheuser-Busch InBev Worldwide, Inc. (Beverages)			4.600%	04/15/2048	2,000,000	1,961,024
B.A.T. Capital Corp. (Tobacco)	(a	)	4.390%	08/15/2037	3,000,000	2,812,589
Campbell Soup Co. (Food Products)			4.150%	03/15/2028	2,000,000	1,903,648
Diageo Capital PLC (Beverages)	(b	)	QL + 24	05/18/2020	3,000,000	3,001,290
J.M. Smucker Co. / The (Food Products)			3.375%	12/15/2027	3,000,000	2,789,724
Mead Johnson Nutrition Co. (Food Products)			3.000%	11/15/2020	900,000	896,211
Philip Morris International, Inc. (Tobacco)			4.125%	05/17/2021	1,250,000	1,277,195

						17,695,574

ENERGY – 12.1%
Andeavor (Oil, Gas & Consumable Fuels)			3.800%	04/01/2028	4,000,000	3,776,360
Baker Hughes, a GE Co. LLC / Baker Hughes Co-Obligor, Inc. (Energy Equip. & Svs.)			4.080%	12/15/2047	2,000,000	1,785,815
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)			3.017%	01/16/2027	900,000	850,825
Buckeye Partners LP (Oil, Gas & Consumable Fuels)			4.875%	02/01/2021	1,000,000	1,021,466
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)			4.950%	06/01/2047	3,000,000	3,093,897
Chevron Corp. (Oil, Gas & Consumable Fuels)			2.895%	03/03/2024	900,000	875,102
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)			4.500%	06/01/2025	900,000	900,739
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)			3.750%	10/01/2027	2,000,000	1,921,078
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	2,000,000	1,993,011
EQT Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.750%	07/15/2023	900,000	898,244
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			4.114%	03/01/2046	900,000	915,282
Halliburton Co. (Energy Equip. & Svs.)			4.850%	11/15/2035	900,000	930,100
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			2.650%	02/01/2019	1,400,000	1,397,214
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			4.150%	03/01/2022	1,000,000	1,011,150
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			5.300%	12/01/2034	1,000,000	984,670
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			3.850%	06/01/2025	850,000	835,860
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			4.750%	09/15/2044	1,000,000	950,697
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)			4.450%	12/01/2022	1,400,000	1,378,874
Noble Holding International Ltd. (Energy Equip. & Svs.)			7.950%	04/01/2025	1,000,000	930,000
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			6.000%	06/15/2035	1,000,000	1,093,171
Petroleos Mexicanos (Oil, Gas & Consumable Fuels)	(a	)	6.350%	02/12/2048	1,000,000	905,000
Shell International Finance BV (Oil, Gas & Consumable Fuels)			4.000%	05/10/2046	900,000	870,901
Texas Eastern Transmission LP (Oil, Gas & Consumable Fuels)	(a	)	4.150%	01/15/2048	1,000,000	895,568
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)			2.500%	08/01/2022	1,425,000	1,368,638
Transocean, Inc. (Energy Equip. & Svs.)	(a	)	9.000%	07/15/2023	1,000,000	1,076,250
Williams Partners LP (Oil, Gas & Consumable Fuels)			3.350%	08/15/2022	1,000,000	977,006
Williams Partners LP (Oil, Gas & Consumable Fuels)			3.750%	06/15/2027	1,000,000	943,872
Williams Partners LP (Oil, Gas & Consumable Fuels)			5.400%	03/04/2044	1,000,000	1,029,680

						35,610,470

FINANCIALS – 25.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Diversified Financial Svs.)			3.300%	01/23/2023	3,000,000	2,882,621
Aflac, Inc. (Insurance)			3.625%	06/15/2023	1,425,000	1,429,682
American Express Co. (Consumer Finance)			2.650%	12/02/2022	2,000,000	1,919,897
American International Group, Inc. (Insurance)			3.875%	01/15/2035	2,400,000	2,131,065
Bank of America Corp. (Banks)	(b	)	2.369%	07/21/2021	1,000,000	980,251
Bank of America Corp. (Banks)			3.875%	08/01/2025	850,000	845,484

8	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Bank of America Corp. (Banks)	(b	)	3.366%	01/23/2026	$2,000,000	$ 1,923,884
Bank of America Corp. (Banks)	(b	)	4.244%	04/24/2038	1,000,000	970,259
Bank of Montreal (Banks)	(b	)	3.803%	12/15/2032	2,800,000	2,593,668
Bank of New York Mellon Corp. / The (Capital Markets)			3.300%	08/23/2029	3,000,000	2,787,632
Berkshire Hathaway, Inc. (Diversified Financial Svs.)			3.125%	03/15/2026	900,000	866,858
Branch Banking & Trust Co. (Banks)	(b	)	QL + 22	06/01/2020	3,000,000	2,997,202
Branch Banking & Trust Co. (Banks)			3.625%	09/16/2025	1,180,000	1,161,082
Charles Schwab Corp. / The (Capital Markets)			3.200%	01/25/2028	3,000,000	2,877,631
Citigroup, Inc. (Banks)			5.375%	08/09/2020	1,100,000	1,146,938
Citigroup, Inc. (Banks)			4.400%	06/10/2025	2,000,000	1,988,485
Citigroup, Inc. (Banks)			3.700%	01/12/2026	1,000,000	968,935
Deutsche Bank AG (Capital Markets)			2.700%	07/13/2020	5,000,000	4,862,549
E*TRADE Financial Corp. (Capital Markets)			2.950%	08/24/2022	1,800,000	1,743,107
Ford Motor Credit Co. LLC (Consumer Finance)			2.943%	01/08/2019	515,000	515,304
Ford Motor Credit Co. LLC (Consumer Finance)			3.157%	08/04/2020	1,400,000	1,391,334
General Motors Financial Co., Inc. (Consumer Finance)			3.200%	07/06/2021	900,000	888,220
General Motors Financial Co., Inc. (Consumer Finance)	(b	)	QL + 99	01/05/2023	2,000,000	2,006,536
General Motors Financial Co., Inc. (Consumer Finance)			4.350%	01/17/2027	1,000,000	967,275
Goldman Sachs Group, Inc. / The (Capital Markets)			3.750%	05/22/2025	1,400,000	1,366,349
Goldman Sachs Group, Inc. / The (Capital Markets)	(b	)	3.814%	04/23/2029	2,000,000	1,899,992
Intercontinental Exchange, Inc. (Capital Markets)			2.750%	12/01/2020	900,000	891,110
Intercontinental Exchange, Inc. (Capital Markets)			3.750%	12/01/2025	1,000,000	992,161
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)			4.850%	01/15/2027	1,800,000	1,746,493
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)			4.150%	01/23/2030	2,000,000	1,764,051
JPMorgan Chase & Co. (Banks)			3.900%	07/15/2025	2,023,000	2,014,790
JPMorgan Chase & Co. (Banks)			3.625%	12/01/2027	1,800,000	1,692,661
Marsh & McLennan Cos., Inc. (Insurance)			3.500%	06/03/2024	1,400,000	1,385,205
Morgan Stanley (Capital Markets)			3.750%	02/25/2023	1,250,000	1,251,011
Morgan Stanley (Capital Markets)	(b	)	QL + 140	10/24/2023	1,260,000	1,288,834
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	1,000,000	952,941
Morgan Stanley (Capital Markets)	(b	)	3.772%	01/24/2029	2,000,000	1,927,286
Nasdaq, Inc. (Capital Markets)			3.850%	06/30/2026	2,000,000	1,936,225
Progressive Corp. / The (Insurance)			2.450%	01/15/2027	900,000	812,286
Synchrony Financial (Consumer Finance)			2.600%	01/15/2019	2,000,000	1,996,169
Synchrony Financial (Consumer Finance)			4.250%	08/15/2024	900,000	881,921
Syngenta Finance N.V. (Diversified Financial Svs.)	(a	)	4.441%	04/24/2023	1,000,000	994,074
TD Ameritrade Holding Corp. (Capital Markets)			3.300%	04/01/2027	1,900,000	1,812,292
Teachers Insurance & Annuity Association of America (Insurance)	(a	)	4.270%	05/15/2047	900,000	859,977
Wells Fargo & Co. (Banks)			3.000%	04/22/2026	900,000	836,567
Wells Fargo & Co. (Banks)			4.650%	11/04/2044	1,000,000	951,900
Westpac Banking Corp. (Banks)	(b	)	QL + 57	01/11/2023	1,000,000	995,503
Westpac Banking Corp. (Banks)	(b	)	4.322%	11/23/2031	1,800,000	1,733,713

						75,829,410

HEALTH CARE – 5.5%
AbbVie, Inc. (Biotechnology)			2.900%	11/06/2022	2,850,000	2,764,749
Amgen, Inc. (Biotechnology)			4.100%	06/15/2021	1,000,000	1,021,012
Baxalta, Inc. (Biotechnology)			4.000%	06/23/2025	1,400,000	1,370,148
Bayer U.S. Finance II LLC (Pharmaceuticals)	(a	)	4.875%	06/25/2048	2,000,000	2,019,014
Celgene Corp. (Biotechnology)			3.875%	08/15/2025	1,350,000	1,311,473
CVS Health Corp. (Health Care Providers & Svs.)			4.100%	03/25/2025	3,000,000	2,983,561
Humana, Inc. (Health Care Providers & Svs.)			2.500%	12/15/2020	2,000,000	1,963,683
Humana, Inc. (Health Care Providers & Svs.)			2.900%	12/15/2022	2,000,000	1,942,479
Pfizer, Inc. (Pharmaceuticals)			3.000%	12/15/2026	900,000	864,240

						16,240,359

INDUSTRIALS – 5.6%
Aircastle Ltd. (Trading Companies & Distributors)			4.125%	05/01/2024	4,000,000	3,830,400
Burlington Northern Santa Fe, LLC (Road & Rail)			4.550%	09/01/2044	900,000	934,755
FedEx Corp. (Air Freight & Logistics)			4.900%	01/15/2034	1,425,000	1,499,957
Illinois Tool Works, Inc. (Machinery)			3.375%	09/15/2021	500,000	503,035
Lockheed Martin Corp. (Aerospace & Defense)			3.350%	09/15/2021	1,000,000	1,005,109
Lockheed Martin Corp. (Aerospace & Defense)			3.600%	03/01/2035	1,000,000	929,827
Norfolk Southern Corp. (Road & Rail)			3.000%	04/01/2022	600,000	593,112
Northrop Grumman Corp. (Aerospace & Defense)			2.930%	01/15/2025	3,900,000	3,701,839
Parker-Hannifin Corp. (Machinery)			4.200%	11/21/2034	1,400,000	1,423,495
Union Pacific Corp. (Road & Rail)			3.250%	08/15/2025	1,000,000	971,598
Union Pacific Corp. (Road & Rail)			4.500%	09/10/2048	1,000,000	1,009,029

						16,402,156

9	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY – 3.8%
Alibaba Group Holding Ltd. (Internet Software & Svs.)			3.400%	12/06/2027	$2,000,000	$ 1,862,736
Apple, Inc. (Tech. Hardware, Storage & Periph.)			2.500%	02/09/2025	1,000,000	940,009
Apple, Inc. (Tech. Hardware, Storage & Periph.)			3.350%	02/09/2027	900,000	878,521
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			4.900%	10/15/2025	850,000	867,334
Intel Corp. (Semiconductors & Equip.)			4.000%	12/15/2032	1,500,000	1,538,797
KLA-Tencor Corp. (Semiconductors & Equip.)			3.375%	11/01/2019	900,000	903,342
Microsoft Corp. (Software)			4.100%	02/06/2037	900,000	937,066
Microsoft Corp. (Software)			4.450%	11/03/2045	900,000	966,599
Oracle Corp. (Software)			4.300%	07/08/2034	1,500,000	1,528,155
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)			4.875%	03/01/2024	900,000	882,171

						11,304,730

MATERIALS – 8.8%
Anglo American Capital PLC (Metals & Mining)	(a	)	3.750%	04/10/2022	1,000,000	992,810
Anglo American Capital PLC (Metals & Mining)	(a	)	4.750%	04/10/2027	1,000,000	985,583
Anglo American Capital PLC (Metals & Mining)	(a	)	4.000%	09/11/2027	900,000	837,603
Dow Chemical Co. / The (Chemicals)			4.250%	10/01/2034	1,900,000	1,825,236
FMC Corp. (Chemicals)			3.950%	02/01/2022	1,000,000	1,003,731
Kinross Gold Corp. (Metals & Mining)	(a	)	4.500%	07/15/2027	2,900,000	2,660,750
Martin Marietta Materials, Inc. (Construction Materials)			3.500%	12/15/2027	4,000,000	3,710,141
Martin Marietta Materials, Inc. (Construction Materials)			4.250%	12/15/2047	1,000,000	865,952
Mosaic Co. / The (Chemicals)			4.050%	11/15/2027	3,000,000	2,865,817
Packaging Corp. of America (Containers & Packaging)			2.450%	12/15/2020	2,000,000	1,956,747
Packaging Corp. of America (Containers & Packaging)			3.400%	12/15/2027	2,000,000	1,885,564
RPM International, Inc. (Chemicals)			4.250%	01/15/2048	3,000,000	2,712,838
Syngenta Finance N.V. (Chemicals)	(a	)	5.182%	04/24/2028	1,000,000	965,461
Yamana Gold, Inc. (Metals & Mining)			4.625%	12/15/2027	2,800,000	2,681,762

						25,949,995

REAL ESTATE – 8.1%
Alexandria Real Estate Equities, Inc. (Equity REIT)			3.950%	01/15/2028	900,000	864,219
Boston Properties LP (Equity REIT)			3.125%	09/01/2023	925,000	899,273
Camden Property Trust (Equity REIT)			4.250%	01/15/2024	900,000	916,656
Crown Castle International Corp. (Equity REIT)			4.000%	03/01/2027	1,800,000	1,732,165
DDR Corp. (Equity REIT)			3.625%	02/01/2025	1,721,000	1,632,598
Federal Realty Investment Trust (Equity REIT)			3.000%	08/01/2022	1,425,000	1,393,384
Federal Realty Investment Trust (Equity REIT)			3.250%	07/15/2027	4,800,000	4,492,275
HCP, Inc. (Equity REIT)			4.000%	06/01/2025	1,500,000	1,467,460
Healthcare Realty Trust, Inc. (Equity REIT)			3.875%	05/01/2025	1,400,000	1,365,335
Healthcare Realty Trust, Inc. (Equity REIT)			3.625%	01/15/2028	1,000,000	936,031
Hospitality Properties Trust (Equity REIT)			4.250%	02/15/2021	1,000,000	1,006,650
Kilroy Realty LP (Equity REIT)			3.450%	12/15/2024	1,000,000	959,600
Public Storage (Equity REIT)			3.094%	09/15/2027	900,000	846,371
Simon Property Group LP (Equity REIT)			3.750%	02/01/2024	1,475,000	1,469,602
Vornado Realty LP (Equity REIT)			3.500%	01/15/2025	3,000,000	2,871,204
Welltower, Inc. (Equity REIT)			4.250%	04/01/2026	1,000,000	989,122

						23,841,945

TELECOMMUNICATION SERVICES – 1.4%
AT&T, Inc. (Diversified Telecom. Svs.)			3.400%	05/15/2025	900,000	846,416
AT&T, Inc. (Diversified Telecom. Svs.)	(a	)	4.900%	08/15/2037	1,000,000	948,344
Rogers Communications, Inc. (Wireless Telecom. Svs.)			3.000%	03/15/2023	700,000	683,144
Verizon Communications, Inc. (Diversified Telecom. Svs.)	(a	)	4.329%	09/21/2028	1,302,000	1,290,372
Verizon Communications, Inc. (Diversified Telecom. Svs.)			3.850%	11/01/2042	425,000	354,634

						4,122,910

UTILITIES – 8.9%
AEP Transmission Co., LLC (Electric Utilities)			4.000%	12/01/2046	900,000	878,023
American Water Capital Corp. (Water Utilities)			4.300%	12/01/2042	1,400,000	1,429,979
Appalachian Power Co. (Electric Utilities)			4.600%	03/30/2021	1,000,000	1,029,076
Berkshire Hathaway Energy Co. (Multi-Utilities)			3.250%	04/15/2028	1,900,000	1,806,243
Commonwealth Edison Co. (Electric Utilities)			4.350%	11/15/2045	900,000	918,058
DTE Electric Co. (Electric Utilities)			3.375%	03/01/2025	1,000,000	985,735
Duke Energy Corp. (Electric Utilities)			3.750%	09/01/2046	900,000	796,681
Duke Energy Florida, LLC (Electric Utilities)			2.100%	12/15/2019	1,500,000	1,491,061
Duke Energy Florida, LLC (Electric Utilities)			4.550%	04/01/2020	500,000	512,862
Eversource Energy (Electric Utilities)			3.300%	01/15/2028	3,000,000	2,832,499
ITC Holdings Corp. (Electric Utilities)			3.650%	06/15/2024	500,000	493,410
LG&E & KU Energy LLC (Electric Utilities)			4.375%	10/01/2021	1,000,000	1,024,479
NextEra Energy Capital Holdings, Inc. (Electric Utilities)			1.649%	09/01/2018	900,000	898,024

10	(continued)

Ohio National Fund, Inc.	ON Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
UTILITIES (continued)
NextEra Energy Capital Holdings, Inc. (Electric Utilities)			2.800%	01/15/2023	$3,000,000	$2,899,133
Public Service Electric & Gas Co. (Multi-Utilities)			3.600%	12/01/2047	3,000,000	2,759,227
South Carolina Electric & Gas Co. (Electric Utilities)			4.350%	02/01/2042	1,000,000	948,530
Southern Co. Gas Capital Corp. (Gas Utilities)			5.250%	08/15/2019	1,000,000	1,022,709
Southwest Gas Corp. (Gas Utilities)			3.875%	04/01/2022	1,250,000	1,247,457
Virginia Electric & Power Co. (Electric Utilities)			3.450%	02/15/2024	1,255,000	1,244,847
Xcel Energy, Inc. (Electric Utilities)			4.700%	05/15/2020	1,000,000	1,021,475

						26,239,508

Total Corporate Bonds (Cost $288,685,718)						$279,970,728

Asset-Backed Securities – 2.6%			Rate	Maturity	Face Amount	Value
INDUSTRIALS – 2.6%
Air Canada 2017-1 Class B Pass Through Trust	(a	)	3.700%	01/15/2026	$2,500,000	$2,381,250
American Airlines 2015-1 Class B Pass Through Trust			3.700%	05/01/2023	3,467,251	3,381,653
United Airlines 2016-1 Class B Pass Through Trust			3.650%	01/07/2026	1,800,000	1,751,404

Total Asset-Backed Securities (Cost $7,771,027)						$7,514,307

Sovereign Issues – 1.0%			Rate	Maturity	Face Amount	Value
Mexico Government International Bond			3.750%	01/11/2028	$3,000,000	$2,836,500

Total Sovereign Issues (Cost $2,987,635)						$2,836,500

Money Market Funds – 1.5%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class					4,425,419	$4,425,419

Total Money Market Funds (Cost $4,425,861)						$4,425,419

Total Investments – 100.2% (Cost $303,870,241)	(c	)				$294,746,954
Liabilities in Excess of Other Assets – (0.2)%						(459,055)

Net Assets – 100.0%						$294,287,899

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 2.336% on 06/30/2018

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2018, the value of these securities totaled $24,639,995, or 8.4% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)

Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2018.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Omni Portfolio (Unaudited)

Objective/Strategy

The ON Omni Portfolio (formerly the Omni Portfolio) seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2018

Average Annual returns
One year	10.49%
Five years	12.57%
Ten years	9.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.78% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser/Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Omni Portfolio returned -0.18% versus 0.95% for its benchmark, which is comprised of 70% S&P 500 Index and 30% ICE BofA Merrill Lynch U.S. Corporate Master Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. While market concerns regarding the impacts from trade conflicts between the United States and China, the NAFTA nations, and the European Union affected the performance of the Omni Portfolio and the benchmark, stock selection contributed significantly to the underperformance in the first half of the year within the equity portion of the Portfolio. For the fixed income portion of the Portfolio, higher interest rates and wider corporate bond spreads negatively impacted the absolute return of fixed income investments. However, sector selection added to performance vs. the fixed income benchmark. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. For the equity portion of the Portfolio, stock selections in Industrials and Consumer Staples contributed to relative performance, while top detractors were stock selections within Information Technology and Consumer Discretionary. Sector allocation, overall, was a slight contributor to relative performance. For the fixed income portion, the allocation to sovereign issues, as well as the Telecommunication Services and Consumer Discretionary sectors benefited performance vs. the benchmark, while allocations to the Utilities and Industrials sectors detracted from performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors for the equity portion of the Portfolio included Amazon.com, Inc., as it reported significant profit upside, in part driven by upside in a new advertising growth driver. QUALCOMM, Inc. contributed, as the Chinese government restarted its review of QUALCOMM, Inc.’s acquisition of NXP Semiconductors N.V. after delays due to trade tensions. CSX Corp. was another top contributor, as it announced that it is on track to meet or exceed long-term operating margin goals despite a rocky start in 2017. Top contributors for the fixed income portion of the Portfolio included Spectra Energy Capital, LLC 3.300% due 2023, AT&T, Inc. 3.900% due 2027, and U.S. Treasury Note 2.000% due 2024. Spectra Energy Capital, LLC bonds were called with a make-whole premium during the period. Likewise, AT&T, Inc. bonds were called under a special mandatory redemption provision. The U.S. Treasury Note bonds performed well vs. the benchmark because the credit spread on U.S. Treasury Notes did not widen like the benchmark did during the period. (1)

Top detractors for the equity portion of the Portfolio included CommScope Holding Co., Inc., as its management lowered guidance significantly due to significant price concessions to win contracts. Lincoln National Corp. detracted on underperformance similar to its life insurance peer group, and fear of impacts from trade conflicts drove declines in longer-term U.S. interest rates. Another top detractor, Norwegian Cruise Line Holdings Ltd. had a relatively weak recovery in Eastern Caribbean bookings after the 2017 hurricanes. Top detractors for the fixed income portion of the Portfolio included American International Group, Inc. 3.875% due 2035, Duke Energy Corp. 3.750% due 2046, and General Motors Co. 5.000% due 2035. Each of these bonds is a longer duration bond, which performed poorly with higher interest rates, and experienced spread widening during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

12	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The ICE BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	79.2
Corporate Bonds (4)	18.3
U.S. Treasury Obligations	1.1
Asset-Backed Securities (4)	0.5
Money Market Funds
Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	3.9
2.	Apple, Inc.	2.6
3.	Alphabet, Inc. Class C	2.3
4.	CBS Corp. Class B	2.1
5.	Marvell Technology Group Ltd.	2.1
6.	AT&T, Inc.	2.0
7.	Bank of America Corp.	2.0
8.	Facebook, Inc. Class A	1.9
9.	Citigroup, Inc.	1.9
10.	Goldman Sachs Group, Inc. / The	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	19.2
Consumer Discretionary	16.8
Industrials	15.3
Information Technology	14.8
Consumer Staples	9.8
Health Care	8.4
Energy	5.9
Materials	2.7
Telecommunication Services	2.3
Real Estate	1.6
Utilities	1.2

98.0

Ohio National Fund, Inc.	ON Omni Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 79.2%			Shares	Value
CONSUMER DISCRETIONARY – 14.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	1,536	$ 2,610,893
CBS Corp. Class B (Media)			25,239	1,418,937
General Motors Co. (Automobiles)			18,102	713,219
McDonald’s Corp. (Hotels, Restaurants & Leisure)			6,626	1,038,228
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	20,204	954,639
PVH Corp. (Textiles, Apparel & Luxury Goods)			6,821	1,021,240
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			23,481	1,096,797
Walt Disney Co. / The (Media)			10,025	1,050,720

				9,904,673

CONSUMER STAPLES – 9.3%
Coca-Cola Co. / The (Beverages)			24,722	1,084,307
Conagra Brands, Inc. (Food Products)			26,314	940,199
Kraft Heinz Co. / The (Food Products)			16,749	1,052,172
Mondelez International, Inc. Class A (Food Products)			24,338	997,858
PepsiCo, Inc. (Beverages)			9,667	1,052,446
Walmart, Inc. (Food & Staples Retailing)			12,284	1,052,125

				6,179,107

ENERGY – 3.2%
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			8,867	1,103,321
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			5,539	1,048,200

				2,151,521

FINANCIALS – 13.1%
Bank of America Corp. (Banks)			46,271	1,304,380
Capital One Financial Corp. (Consumer Finance)			11,259	1,034,702
Citigroup, Inc. (Banks)			19,062	1,275,629
Goldman Sachs Group, Inc. / The (Capital Markets)			5,504	1,214,017
JPMorgan Chase & Co. (Banks)			9,550	995,110
Lincoln National Corp. (Insurance)			13,945	868,076
MetLife, Inc. (Insurance)			23,549	1,026,736
Morgan Stanley (Capital Markets)			21,125	1,001,325

				8,719,975

HEALTH CARE – 7.7%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	14,748	996,227
Aetna, Inc. (Health Care Providers & Svs.)			5,851	1,073,659
Celgene Corp. (Biotechnology)	(a	)	13,555	1,076,538
Loxo Oncology, Inc. (Biotechnology)	(a	)	3,863	670,153
Sage Therapeutics, Inc. (Biotechnology)	(a	)	5,727	896,447
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			1,667	408,982

				5,122,006

INDUSTRIALS – 13.8%
Boeing Co. / The (Aerospace & Defense)			3,495	1,172,607
Deere & Co. (Machinery)			7,650	1,069,470
Evoqua Water Technologies Corp. (Machinery)	(a	)	37,338	765,429
FedEx Corp. (Air Freight & Logistics)			4,360	989,982
Kansas City Southern (Road & Rail)			9,746	1,032,686
Quanta Services, Inc. (Construction & Engineering)	(a	)	31,271	1,044,451
Rockwell Automation, Inc. (Electrical Equip.)			6,263	1,041,099
Union Pacific Corp. (Road & Rail)			7,637	1,082,010
XPO Logistics, Inc. (Air Freight & Logistics)	(a	)	9,999	1,001,700

				9,199,434

INFORMATION TECHNOLOGY – 13.5%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	1,356	1,512,821
Apple, Inc. (Tech. Hardware, Storage & Periph.)			9,261	1,714,304
Broadcom, Inc. (Semiconductors & Equip.)			4,230	1,026,367
Facebook, Inc. Class A (Internet Software & Svs.)	(a	)	6,701	1,302,138
Marvell Technology Group Ltd. (Semiconductors & Equip.)			64,222	1,376,920
Microsoft Corp. (Software)			5,539	546,201
NVIDIA Corp. (Semiconductors & Equip.)			2,281	540,369
Xilinx, Inc. (Semiconductors & Equip.)			14,049	916,838

				8,935,958

MATERIALS – 1.7%
DowDuPont, Inc. (Chemicals)			16,667	1,098,689

14	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)					Shares	Value
TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc. (Diversified Telecom. Svs.)					41,469	$ 1,331,570

Total Common Stocks (Cost $50,277,148)						$52,642,933

Corporate Bonds – 18.3%			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.9%
21st Century Fox America, Inc. (Media)			4.500%	02/15/2021	$100,000	$ 102,709
Amazon.com, Inc. (Internet & Direct Marketing Retail)			3.875%	08/22/2037	100,000	97,544
Booking Holdings, Inc. (Internet & Direct Marketing Retail)			3.550%	03/15/2028	200,000	190,289
Discovery Communications, LLC (Media)			3.950%	03/20/2028	100,000	94,664
General Motors Co. (Automobiles)			5.000%	04/01/2035	100,000	94,653
Lear Corp. (Auto Components)			5.250%	01/15/2025	222,000	228,270
Newell Brands, Inc. (Household Durables)			3.150%	04/01/2021	100,000	99,065
Time Warner Cable LLC (Media)			6.550%	05/01/2037	150,000	159,039
Viacom, Inc. (Media)			4.250%	09/01/2023	75,000	74,368
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			4.150%	04/01/2024	100,000	98,375

						1,238,976

CONSUMER STAPLES – 0.5%
Anheuser-Busch InBev Finance, Inc. (Beverages)			4.700%	02/01/2036	100,000	101,287
Mead Johnson Nutrition Co. (Food Products)			3.000%	11/15/2020	100,000	99,579
Philip Morris International, Inc. (Tobacco)			3.375%	08/11/2025	100,000	97,211

						298,077

ENERGY – 2.7%
BP Capital Markets PLC (Oil, Gas & Consumable Fuels)			3.017%	01/16/2027	100,000	94,536
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)			4.950%	06/01/2047	100,000	103,130
Chevron Corp. (Oil, Gas & Consumable Fuels)			2.895%	03/03/2024	100,000	97,233
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)			4.500%	06/01/2025	100,000	100,082
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			3.150%	04/01/2025	100,000	95,856
EQT Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.750%	07/15/2023	100,000	99,805
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			4.114%	03/01/2046	100,000	101,698
Halliburton Co. (Energy Equip. & Svs.)			4.850%	11/15/2035	100,000	103,344
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			4.150%	03/01/2022	75,000	75,836
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)			6.400%	07/15/2018	150,000	150,173
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			3.850%	06/01/2025	150,000	147,505
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)			4.450%	12/01/2022	100,000	98,491
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			4.000%	07/13/2027	150,000	145,086
Shell International Finance BV (Oil, Gas & Consumable Fuels)			4.000%	05/10/2046	100,000	96,767
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)			2.500%	08/01/2022	75,000	72,034
Williams Partners LP (Oil, Gas & Consumable Fuels)			3.350%	08/15/2022	109,000	106,494
Williams Partners LP (Oil, Gas & Consumable Fuels)			5.400%	03/04/2044	100,000	102,968

						1,791,038

FINANCIALS – 6.1%
Aflac, Inc. (Insurance)			3.625%	06/15/2023	75,000	75,246
American International Group, Inc. (Insurance)			3.875%	01/15/2035	100,000	88,794
Bank of America Corp. (Banks)			3.875%	08/01/2025	150,000	149,203
Bank of Montreal (Banks)	(b	)	3.803%	12/15/2032	200,000	185,262
Bank of New York Mellon Corp. / The (Capital Markets)			3.300%	08/23/2029	200,000	185,842
Berkshire Hathaway, Inc. (Diversified Financial Svs.)			3.125%	03/15/2026	100,000	96,318
Branch Banking & Trust Co. (Banks)			3.625%	09/16/2025	100,000	98,397
Capital One Financial Corp. (Consumer Finance)			2.450%	04/24/2019	200,000	199,420
Citigroup, Inc. (Banks)			4.400%	06/10/2025	100,000	99,424
Comerica, Inc. (Banks)			3.800%	07/22/2026	100,000	97,446
Deutsche Bank AG (Capital Markets)			2.700%	07/13/2020	200,000	194,502
E*TRADE Financial Corp. (Capital Markets)			2.950%	08/24/2022	200,000	193,678
Ford Motor Credit Co. LLC (Consumer Finance)			3.157%	08/04/2020	100,000	99,381
General Motors Financial Co., Inc. (Consumer Finance)			3.200%	07/06/2021	100,000	98,691
Goldman Sachs Group, Inc. / The (Capital Markets)			3.750%	05/22/2025	100,000	97,596
Intercontinental Exchange, Inc. (Capital Markets)			2.750%	12/01/2020	100,000	99,012
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. (Diversified Financial Svs.)			4.850%	01/15/2027	200,000	194,055
JPMorgan Chase & Co. (Banks)			3.250%	09/23/2022	100,000	99,043
JPMorgan Chase & Co. (Banks)			3.625%	12/01/2027	200,000	188,073
Marsh & McLennan Cos., Inc. (Insurance)			3.500%	06/03/2024	100,000	98,943
Mellon Funding Corp. (Capital Markets)			5.500%	11/15/2018	100,000	101,033
Morgan Stanley (Capital Markets)			3.750%	02/25/2023	75,000	75,061
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	100,000	95,294
Nasdaq, Inc. (Capital Markets)			3.850%	06/30/2026	100,000	96,811
Northern Trust Corp. (Capital Markets)			3.950%	10/30/2025	75,000	76,336

15	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
PNC Bank N.A. (Banks)			3.250%	06/01/2025	$195,000	$ 189,584
Progressive Corp. / The (Insurance)			2.450%	01/15/2027	100,000	90,254
Synchrony Financial (Consumer Finance)			4.250%	08/15/2024	100,000	97,991
TD Ameritrade Holding Corp. (Capital Markets)			3.300%	04/01/2027	150,000	143,076
Teachers Insurance & Annuity Association of America (Insurance)	(c	)	4.270%	05/15/2047	100,000	95,553
Wells Fargo & Co. (Banks)			3.500%	03/08/2022	75,000	74,736
Wells Fargo & Co. (Banks)			3.000%	04/22/2026	100,000	92,952
Westpac Banking Corp. (Banks)	(b	)	4.322%	11/23/2031	200,000	192,635

						4,059,642

HEALTH CARE – 0.7%
AbbVie, Inc. (Biotechnology)			2.900%	11/06/2022	150,000	145,513
Baxalta, Inc. (Biotechnology)			4.000%	06/23/2025	100,000	97,868
Celgene Corp. (Biotechnology)			3.875%	08/15/2025	150,000	145,719
Pfizer, Inc. (Pharmaceuticals)			3.000%	12/15/2026	100,000	96,027

						485,127

INDUSTRIALS – 1.0%
Burlington Northern Santa Fe, LLC (Road & Rail)			4.550%	09/01/2044	100,000	103,862
FedEx Corp. (Air Freight & Logistics)			4.900%	01/15/2034	75,000	78,945
Lockheed Martin Corp. (Aerospace & Defense)			3.600%	03/01/2035	100,000	92,982
Norfolk Southern Corp. (Road & Rail)			3.000%	04/01/2022	75,000	74,139
Northrop Grumman Corp. (Aerospace & Defense)			2.930%	01/15/2025	100,000	94,919
Parker-Hannifin Corp. (Machinery)			4.200%	11/21/2034	100,000	101,678
Union Pacific Corp. (Road & Rail)			3.250%	08/15/2025	100,000	97,160

						643,685

INFORMATION TECHNOLOGY – 1.3%
Apple, Inc. (Tech. Hardware, Storage & Periph.)			2.500%	02/09/2025	100,000	94,001
Apple, Inc. (Tech. Hardware, Storage & Periph.)			3.350%	02/09/2027	100,000	97,614
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			4.900%	10/15/2025	150,000	153,059
KLA-Tencor Corp. (Semiconductors & Equip.)			3.375%	11/01/2019	100,000	100,371
Microsoft Corp. (Software)			4.100%	02/06/2037	100,000	104,118
Microsoft Corp. (Software)			4.450%	11/03/2045	100,000	107,400
Oracle Corp. (Software)			4.300%	07/08/2034	100,000	101,877
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)			4.875%	03/01/2024	100,000	98,019

						856,459

MATERIALS – 1.0%
Anglo American Capital PLC (Metals & Mining)	(c	)	4.000%	09/11/2027	100,000	93,067
CF Industries, Inc. (Chemicals)			3.450%	06/01/2023	75,000	70,968
Dow Chemical Co. / The (Chemicals)			4.250%	10/01/2034	100,000	96,065
Kinross Gold Corp. (Metals & Mining)	(c	)	4.500%	07/15/2027	100,000	91,750
Mosaic Co. / The (Chemicals)			4.050%	11/15/2027	100,000	95,527
Yamana Gold, Inc. (Metals & Mining)			4.625%	12/15/2027	200,000	191,555

						638,932

REAL ESTATE – 1.6%
Alexandria Real Estate Equities, Inc. (Equity REIT)			3.950%	01/15/2028	100,000	96,024
Boston Properties LP (Equity REIT)			3.125%	09/01/2023	75,000	72,914
Camden Property Trust (Equity REIT)			4.250%	01/15/2024	100,000	101,851
Crown Castle International Corp. (Equity REIT)			4.000%	03/01/2027	200,000	192,463
Federal Realty Investment Trust (Equity REIT)			3.000%	08/01/2022	75,000	73,336
Federal Realty Investment Trust (Equity REIT)			3.250%	07/15/2027	200,000	187,178
HCP, Inc. (Equity REIT)			4.000%	06/01/2025	100,000	97,831
Healthcare Realty Trust, Inc. (Equity REIT)			3.875%	05/01/2025	100,000	97,524
Public Storage (Equity REIT)			3.094%	09/15/2027	100,000	94,041
Simon Property Group LP (Equity REIT)			3.750%	02/01/2024	75,000	74,725

						1,087,887

TELECOMMUNICATION SERVICES – 0.3%
AT&T, Inc. (Diversified Telecom. Svs.)			3.400%	05/15/2025	100,000	94,046
Rogers Communications, Inc. (Wireless Telecom. Svs.)			3.000%	03/15/2023	75,000	73,194
Verizon Communications, Inc. (Diversified Telecom. Svs.)			3.850%	11/01/2042	75,000	62,583

						229,823

UTILITIES – 1.2%
AEP Transmission Co., LLC (Electric Utilities)			4.000%	12/01/2046	100,000	97,558
American Water Capital Corp. (Water Utilities)			4.300%	12/01/2042	100,000	102,141
Berkshire Hathaway Energy Co. (Multi-Utilities)			3.250%	04/15/2028	100,000	95,065

16	(continued)

Ohio National Fund, Inc.	ON Omni Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Commonwealth Edison Co. (Electric Utilities)			4.350%	11/15/2045	$100,000	$ 102,007
Duke Energy Corp. (Electric Utilities)			3.750%	09/01/2046	100,000	88,520
Fortis, Inc. (Electric Utilities)			3.055%	10/04/2026	100,000	91,078
NextEra Energy Capital Holdings, Inc. (Electric Utilities)			1.649%	09/01/2018	100,000	99,781
South Carolina Electric & Gas Co. (Electric Utilities)			4.350%	02/01/2042	75,000	71,140
Southwest Gas Corp. (Gas Utilities)			3.875%	04/01/2022	75,000	74,847

						822,137

Total Corporate Bonds (Cost $12,439,067)						$12,151,783

U.S. Treasury Obligations – 1.1%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			1.500%	05/15/2020	$100,000	$ 98,133
U.S. Treasury Note			1.750%	05/15/2022	200,000	193,078
U.S. Treasury Note			2.000%	04/30/2024	400,000	383,094
U.S. Treasury Note			1.500%	08/15/2026	100,000	90,285

Total U.S. Treasury Obligations (Cost $772,724)						$ 764,590

Asset-Backed Securities – 0.5%			Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.5%
American Airlines 2015-1 Class B Pass Through Trust			3.700%	05/01/2023	$144,469	$ 140,902
United Airlines 2016-1 Class B Pass Through Trust			3.650%	01/07/2026	200,000	194,601

Total Asset-Backed Securities (Cost $344,502)						$ 335,503

Money Market Funds – 1.2%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class					802,894	$ 802,894

Total Money Market Funds (Cost $802,944)						$ 802,894

Total Investments – 100.3% (Cost $64,636,385)	(d	)				$66,697,703
Liabilities in Excess of Other Assets – (0.3)%						(196,638)

Net Assets – 100.0%						$66,501,065

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)

Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2018.

(c)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2018, the value of these securities totaled $280,370, or 0.4% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Unaudited)

Objective/Strategy

The ON Capital Appreciation Portfolio (formerly the Capital Appreciation Portfolio) seeks long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2018

Average Annual returns
One year	11.55%
Five years	10.99%
Ten years	9.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.86% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Capital Appreciation Portfolio returned 1.35% versus 2.65% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Equity market gains so far this year have been particularly strong among higher growth companies, as growth has outperformed value across all market cap segments. This observation is especially true among large cap companies, with the Russell 1000 Growth Index outperforming its Value Index counterpart by almost 9%. Our bias toward value companies (driven by our risk/reward work) hurt relative performance this year. From a market cap perspective, small caps beat large caps, and large cap beat mid cap. Our consistent lower cap bias relative to the benchmark also prevented us from exceeding the performance of the benchmark. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. While sector weightings are a residual of our bottom-up fundamental research, these weightings added value over the course of the period, while stock selection detracted from relative performance. Specifically, a meaningful overweight in Consumer Discretionary, as well as an underweight to Consumer Staples, contributed to relative gain. Stock selection proved to be detrimental in Consumer Discretionary, mostly because we did not own several internet-related names that performed well in the benchmark. In Financials, stock selection in insurance and capital markets drove underperformance. Security choices in Industrials added value, specifically our positions in the commercial services & supplies and electrical equipment industries. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top contributors to the Portfolio’s relative performance were Twenty-First Century Fox, Inc. Class A (“Twenty-First Century Fox”), PTC, Inc. (“PTC”), and SeaWorld Entertainment, Inc. (SeaWorld). Shares of Twenty-First Century Fox rose near the end of the period on the news that the Department of Justice’s (“DOJ’s) anti-trust division granted approval for Disney’s proposed acquisition of Fox, while also requiring the sale of Fox Sports Regional Networks. PTC benefitted from better than expected bookings, giving us confidence in the strength of its end markets. The company also announced plans to offer subscription-only products starting January 2019 and enjoyed continued success in its Internet of Things (“IoT”) division. We think the transition to a subscription model and IoT growth are catalysts for better earnings and see steady market share opportunity within the core business. SeaWorld posted very strong results, with operating performance that exceeded expectations, giving credence to our expectations of a turnaround at the company. (1)

The largest relative detractors were Brighthouse Financial, Inc. and not owning Amazon.com, Inc. or Netflix, Inc., both of which experienced very strong gains for the benchmark during the six-month period. Brighthouse Financial is the domestic retail life & annuity business that was spun-off from Metlife, Inc. last year. Operating earnings fell short of expectations; however, annuity sales, which are a potential key driver for organic growth, were stronger than expected. We continue to view this as a very cheap stock with very low expectations that we think can be exceeded. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio participated in several IPO’s during the period that contributed positively to performance, including Spotify Technology SA (18 basis points), Siemens Healthineers AG (11 basis points), and GrafTech International Ltd. (7 basis points). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

18	(continued)

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	98.9
Money Market Funds and Other Net Assets	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Twenty-First Century Fox, Inc. Class A	2.0
2.	Microsoft Corp.	2.0
3.	Alphabet, Inc. Class C	2.0
4.	JPMorgan Chase & Co.	1.9
5.	Anadarko Petroleum Corp.	1.9
6.	Union Pacific Corp.	1.9
7.	PNC Financial Services Group, Inc. / The	1.8
8.	Noble Energy, Inc.	1.8
9.	United Technologies Corp.	1.8
10.	Apple, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	20.4
Consumer Discretionary	19.3
Financials	16.6
Health Care	12.7
Industrials	11.3
Energy	7.5
Materials	5.8
Consumer Staples	3.3
Real Estate	1.5
Telecommunication Services	0.5

98.9

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 19.3%
Carnival Corp. (Hotels, Restaurants & Leisure)		18,684	$1,070,780
Comcast Corp. Class A (Media)		31,119	1,021,014
Extended Stay America, Inc. (Hotels, Restaurants & Leisure)		44,187	954,881
Houghton Mifflin Harcourt Co. (Diversified Consumer Svs.)	(a)	135,196	1,034,249
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)		19,885	1,534,128
International Game Technology PLC (Hotels, Restaurants & Leisure)		55,181	1,282,407
Laureate Education, Inc. Class A (Diversified Consumer Svs.)	(a)	83,186	1,192,055
Liberty Global PLC Class C (Media)	(a)	60,564	1,611,608
MGM Resorts International (Hotels, Restaurants & Leisure)		53,960	1,566,459
Playa Hotels & Resorts N.V. (Hotels, Restaurants & Leisure)	(a)	135,253	1,460,732
Qurate Retail, Inc. (Internet & Direct Marketing Retail)	(a)	50,875	1,079,568
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	70,297	1,533,881
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)		36,859	1,721,684
Twenty-First Century Fox, Inc. Class A (Media)		46,590	2,315,057
Viacom, Inc. Class B (Media)		57,032	1,720,085
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		69,206	1,188,959

			22,287,547

CONSUMER STAPLES – 3.3%
Conagra Brands, Inc. (Food Products)		20,204	721,889
Mondelez International, Inc. Class A (Food Products)		42,475	1,741,475
Walmart, Inc. (Food & Staples Retailing)		16,055	1,375,111

			3,838,475

ENERGY – 7.5%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		29,884	2,189,003
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	8,199	1,134,332
Halliburton Co. (Energy Equip. & Svs.)		25,774	1,161,376
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		59,305	2,092,280
ProPetro Holding Corp. (Energy Equip. & Svs.)	(a)	57,279	898,135
TechnipFMC PLC (Energy Equip. & Svs.)		38,329	1,216,563

			8,691,689

FINANCIALS – 16.6%
Bank of America Corp. (Banks)		56,584	1,595,103
BB&T Corp. (Banks)		40,151	2,025,216
Brighthouse Financial, Inc. (Insurance)	(a)	27,098	1,085,817
Chubb Ltd. (Insurance)		6,726	854,336
Citigroup, Inc. (Banks)		25,241	1,689,128
Goldman Sachs Group, Inc. / The (Capital Markets)		8,373	1,846,833
JPMorgan Chase & Co. (Banks)		21,585	2,249,157
MetLife, Inc. (Insurance)		41,802	1,822,567
Morgan Stanley (Capital Markets)		31,424	1,489,498
Pinnacle Financial Partners, Inc. (Banks)		18,737	1,149,515
PNC Financial Services Group, Inc. / The (Banks)		15,815	2,136,606
Wells Fargo & Co. (Banks)		21,606	1,197,837

			19,141,613

HEALTH CARE – 12.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	12,395	1,538,839
Allergan PLC (Pharmaceuticals)		9,723	1,621,019
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	18,922	1,782,452
Bristol-Myers Squibb Co. (Pharmaceuticals)		31,409	1,738,174

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Centene Corp. (Health Care Providers & Svs.)	(a)	8,637	$1,064,165
Cigna Corp. (Health Care Providers & Svs.)		9,174	1,559,121
Merck & Co., Inc. (Pharmaceuticals)		20,763	1,260,314
Mylan N.V. (Pharmaceuticals)	(a)	46,218	1,670,319
Shire PLC – ADR (Biotechnology)		3,766	635,701
Siemens Healthineers AG (Health Care Equip. & Supplies)	(a)(b)(c)	19,907	820,339
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4,268	1,047,111

			14,737,554

INDUSTRIALS – 11.3%
Caterpillar, Inc. (Machinery)		3,894	528,299
Delta Air Lines, Inc. (Airlines)		32,762	1,623,030
Emerson Electric Co. (Electrical Equip.)		20,411	1,411,217
GrafTech International Ltd. (Electrical Equip.)		58,943	1,060,385
Mobile Mini, Inc. (Commercial Svs. & Supplies)		24,197	1,134,839
Schneider National, Inc. Class B (Road & Rail)		25,697	706,924
Trinity Industries, Inc. (Machinery)		33,769	1,156,926
Union Pacific Corp. (Road & Rail)		15,269	2,163,312
United Technologies Corp. (Aerospace & Defense)		16,709	2,089,126
Univar, Inc. (Trading Companies & Distributors)	(a)	47,439	1,244,799

			13,118,857

INFORMATION TECHNOLOGY – 20.4%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	2,056	2,293,776
Apple, Inc. (Tech. Hardware, Storage & Periph.)		11,161	2,066,013
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)		30,345	884,557
BlackBerry Ltd. (Software)	(a)	138,009	1,331,787
Diebold Nixdorf, Inc. (Tech. Hardware, Storage & Periph.)		35,991	430,092
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	5,989	1,163,782
FireEye, Inc. (Software)	(a)	38,959	599,579
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		22,305	1,159,191
Fortinet, Inc. (Software)	(a)	10,889	679,800
Guidewire Software, Inc. (Software)	(a)	8,632	766,349
Intel Corp. (Semiconductors & Equip.)		23,717	1,178,972
Microsoft Corp. (Software)		23,338	2,301,360
Oracle Corp. (Software)		19,939	878,512
PTC, Inc. (Software)	(a)	11,119	1,043,073
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a)	43,660	1,042,601
QUALCOMM, Inc. (Semiconductors & Equip.)		26,474	1,485,721
Spotify Technology SA (Internet Software & Svs.)	(a)	7,227	1,215,871
Teradata Corp. (IT Svs.)	(a)	37,078	1,488,682
Verint Systems, Inc. (Software)	(a)	34,359	1,523,822

			23,533,540

MATERIALS – 5.8%
Agnico Eagle Mines Ltd. (Metals & Mining)		30,020	1,375,816
DowDuPont, Inc. (Chemicals)		26,252	1,730,532
Graphic Packaging Holding Co. (Containers & Packaging)		81,088	1,176,587
Lundin Mining Corp. (Metals & Mining)		156,659	871,089
Rio Tinto PLC – ADR (Metals & Mining)		16,589	920,358
United States Steel Corp. (Metals & Mining)		19,268	669,563

			6,743,945

REAL ESTATE – 1.5%
CoreCivic, Inc. (Equity REIT)		73,999	1,767,836

20	(continued)

Ohio National Fund, Inc.	ON Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
TELECOMMUNICATION SERVICES – 0.5%
Inmarsat PLC (Diversified Telecom. Svs.)	(c	)	84,129	$608,350

Total Common Stocks (Cost $103,274,699)				$114,469,406

Money Market Funds – 0.6%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			667,791	$667,791

Total Money Market Funds (Cost $667,838)				$667,791

Total Investments – 99.5% (Cost $103,942,537)	(d	)		$115,137,197
Other Assets in Excess of Liabilities – 0.5%				530,337

Net Assets – 100.0%				$115,667,534

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2018, the value of these securities totaled $820,339, or 0.7% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,428,689 or 1.2% of the Portfolio’s net assets.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited)

Objective/Strategy

The ON International Equity Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of foreign companies.

Performance as of June 30, 2018

Average Annual returns
One year	6.37%
Five years	4.02%
Ten years	1.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.06% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON International Equity Portfolio returned -2.59% versus -2.75% for its current benchmark, the MSCI EAFE Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio aims to outperform its benchmark by approximately 200 to 300 basis points over a full market cycle (typically 35 years) with a consistent pattern of performance. Historically, the strategy has added more value versus the benchmark when markets are fundamentally driven in both down markets and moderately rising markets, as opposed to low-quality-led rapidly rising markets.

After a year of steady gains and historically low volatility, global equities fell sharply from all-time highs in late January as investors reacted to prospects of higher long-term interest rates and, more recently, to the deteriorating global trade environment. The first quarter’s uncertainty raised investor awareness of risk and emphasized the importance of fundamentals. This environment favored skilled stock selection, which benefited the Portfolio. In the second quarter, non-U.S. equity developed-market performance was positive in local terms, but returns for U.S. dollar–based investors were significantly lower due to the sharp rise of the U.S. dollar during the period. (1)

The Portfolio was negatively impacted by the underperformance of emerging markets in the second quarter. The sell-off in emerging markets equities was relatively modest in local currency terms, with the MSCI Emerging Market Index down 3.5% during the second quarter of 2018. For U.S. dollar investors, however, losses were amplified to 8.0%. This performance was historically consistent, as U.S. dollar strength has typically had an inverse relationship with emerging markets equity performance. The fundamental trends of the companies themselves, however, remained mostly unchanged. Some individual emerging markets came under particular pressure in the quarter because they must pay off U.S.-dollar denominated debt or finance large current account deficits. Elsewhere, growth stocks continued to outperform value stocks at a margin of 300 basis points (bps) during the second quarter and have outperformed by over 500 bps over the past year. This performance reflects the stage of the economic cycle, where growth has continued but has become weaker. Investors in this environment typically bid up any companies that offer any growth, leading to outperformance over value. (1)

Q. How did country selection impact the Portfolio’s performance relative to its benchmark?

A. Our investment approach follows a bottom-up stock selection process, where country exposures are a residual of stock picking. Our attribution is driven primarily by stock selection. During the period, the Portfolio’s overall country allocation effect has been neutral (+4 basis points). (1)

We remain underweight Japan, where we have found it difficult to find companies we view as having impressive ROE’s, whose valuations are attractive. While there have been some improvements in the macro environment within Japan, the underlying pace of change for financial productivity has been slow. The Portfolio’s overweight exposure to emerging markets, an out-of-benchmark region, offers investment opportunities with attractive financial productivity relative to valuation. Recent uncertainty in the emerging markets is largely due to specific, idiosyncratic conditions in individual countries rather than a sign of systemic weakness. The fundamental trends of our holdings in emerging markets themselves, however, remained mostly positive. We also remain overweight the United Kingdom (“UK”), where we own many global businesses that we view as high-quality. These holdings draw more revenue from outside the UK than from the domestic UK market. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Portfolio returns were helped by:

•

Stock selection in the Industrials sector, driven by strong performance from Ferguson PLC, a British distributor of heating and plumbing products to customers in Europe and the U.S. The stock rose more than 13% during the period on results highlighted by improved margins and strong organic growth in the U.S. and Europe. Subsequent to its sale of its Nordic business in late 2017, the company’s balance sheet exhibits strong liquidity and the company remains in a prime position to benefit from improving construction trends. (1)

•

Stock selection in the Materials sector. BHP Billiton, PLC, an Anglo-Australian mining company that has better capital discipline and a lower cost structure than many of its peers, has the framework to return cash to shareholders going forward, and is less exposed to China’s secular shift from infrastructure spending. The stock rose more than 12%, significantly outperforming within the underperforming sector. (1)

•

Stock selection, and a lower-than-benchmark weight, in the Financials sector. DBS Group Holdings, Ltd., Singapore’s’ largest bank, contributed to performance. The company reported strong net interest margins and raised its regular dividend in addition to producing a special dividend, helping to convince investors that the cash return portion of the investment thesis is robust. We believe the bank will continue to experience an earnings upgrade cycle, resulting

22	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

from fading bad-debt charges and improving net interest margins. The company should also benefit from its historical investment in digitization, which should hold down cost growth, while its loan growth and fee income continue to rise. With nearly 40% of customers now using digital offerings, which has helped with retention, we believe these investments will drive higher financial productivity going forward. We believe the multiple remains inexpensive for the ongoing improvement. (1)

Portfolio returns were hurt by:

•

The relative underperformance of emerging markets equities during the second quarter, which were significantly affected by the strength of the U.S. dollar during the second quarter. U.S. dollar strength has historically had an inverse relationship with emerging market equity performance. The fundamental trends of the companies themselves, however, remain mostly positive. (1)

○

Cielo SA is a leading credit card acquirer in Brazil, where card penetration remains low, thereby allowing for long-term secular growth. The company has been hurt by macro headwinds affecting the Brazilian equity market. Concerns over the 2018 presidential election, along with fears that the Brazilian economic recovery remains lackluster, were amplified by the weakening of the real amidst U.S. dollar strength and the general emerging markets equity selloff. We believe credit card penetration will continue to structurally expand, and more recently, we have seen card volumes improve. The company also exhibits superior relative value characteristics with a 30% return on equity (“ROE”), trading at ten times its 2019 price to earnings ratio, a metric that has derated by 15% in the 2nd quarter. (1)

○

Turkcell Iletisim Hizmetleri AS, another emerging market stock that is the largest mobile and fixed line data provider in Turkey, with 70 million subscribers in nine countries, also negatively impacted performance. Smartphone penetration is roughly 60% and the secular trend should remain a tailwind. Macro headwinds hurt the stock, as fears regarding the Turkish lira and the presidential election resulted in weak currency, equity, and bond markets. We believe the fundamentals of the business remain strong. Foreign debt is mostly hedged, and strong pricing enables the company to pass along higher costs to customers. The telecommunication industry is a more defensive sector with stable revenues and market shares, resulting in a less competitive pricing environment. The stock currently trades at eight times 2019 earnings per share (“EPS”), for over 20% 5-year EPS compound annual growth rate (“CAGR”), and offers a 10% free cash flow (“FCF”) yield. The valuation has derated roughly 20% in the quarter while the expected ROE has remained nearly unchanged. (1)

•

Stock selection in the Consumer Staples sector. British American Tobacco PLC fell 24% during the period. The stock initially declined in the first quarter because investors sold high dividend stocks as long-term interest rates rose. The stock continued to lag because the company’s earnings announcement led to small consensus downgrades and on concerns of structural changes in the tobacco industry. Although the vast majority of the business is still combustible cigarettes where volume is declining, we believe that the company has strong pricing power and its market share has risen for seven years in a row. We continue to believe the company exhibits strong relative value characteristics with returns on invested capital above 50%, a PE valuation of 12x, a greater than 7% FCF yield, and a 5% dividend yield. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top 3 Relative Contributors (by total attribution effect):

Japanese musical instrument company Yamaha Corp. (“Yamaha”) (+35bps) outperformed on results that showed a considerable margin expansion. Given this trajectory, the company’s management should be able to exceed expectations for full year operating profit target. Yamaha enjoys a dominant market share in musical instruments and is benefiting from product mix (especially in the fast growing, higher margin digital instrument segment), cost cutting, price increases, and rising disposable incomes in emerging markets. The company’s pianos and digital keyboards continue to sell well, especially in China. (1)

As discussed above, returns were also significantly boosted by Ferguson PLC (+33bps) and BHP Billiton PLC (+33bps). (1)

Bottom 3 Relative Detractors (by total attribution effect):

As discussed above, relative returns were most negatively impacted by Cielo SA (-39bps), British American Tobacco PLC (-38bps), and Turkcell Iletisim Hizmetleri AS (-30bps). (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The returns for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

23	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4) (5)	94.4
Preferred Securities (4) (5)	0.8
Money Market Funds and Other Net Assets	4.8

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

% of Net Assets
1. Royal Dutch Shell PLC	3.3
2. Prudential PLC	3.2
3. Novartis AG	3.1
4. BHP Billiton PLC	2.8
5. SAP SE	2.8
6. Don Quijote Holdings Co. Ltd.	2.6
7. Ferguson PLC	2.4
8. Wolters Kluwer N.V.	2.4
9. Daiwa House Industry Co. Ltd.	2.4
10. Medtronic PLC	2.2

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks, Preferred Securities):

% of Net Assets
United Kingdom	17.3
Japan	17.0
France	10.9
Switzerland	6.7
Netherlands	6.4
Germany	5.0
Canada	4.7
Ireland	3.7
Sweden	3.6
Norway	2.8

(5)	Sectors (Common Stocks, Preferred Securities):

% of Net Assets
Industrials	18.7
Financials	17.2
Consumer Discretionary	12.9
Consumer Staples	9.3
Health Care	8.6
Information Technology	7.6
Energy	7.6
Materials	4.8
Telecommunication Services	4.7
Real Estate	2.4
Utilities	1.4

95.2

24

Ohio National Fund, Inc.	ON International Equity Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 94.4%		Shares	Value
UNITED KINGDOM – 17.3%
Aon PLC (Financials)		96,000	$13,168,320
British American Tobacco PLC (Consumer Staples)	(a)	262,265	13,211,172
Compass Group PLC (Consumer Discretionary)	(a)	574,235	12,240,178
Diageo PLC (Consumer Staples)	(a)	174,664	6,274,962
Howden Joinery Group PLC (Industrials)	(a)	778,271	5,488,308
Informa PLC (Consumer Discretionary)	(a)	729,099	8,014,314
Melrose Industries PLC (Industrials)	(a)	2,340,542	6,548,985
Prudential PLC (Financials)	(a)	861,848	19,646,968
RELX PLC (Industrials)	(a)	115,828	2,473,503
RSA Insurance Group PLC (Financials)	(a)	703,358	6,290,351
Unilever PLC (Consumer Staples)	(a)	218,971	12,096,058

			105,453,119

JAPAN – 17.0%
Daiwa House Industry Co. Ltd. (Real Estate)	(a)	428,319	14,572,193
Don Quijote Holdings Co. Ltd. (Consumer Discretionary)	(a)	328,200	15,753,169
Isuzu Motors Ltd. (Consumer Discretionary)	(a)	441,100	5,847,735
Kao Corp. (Consumer Staples)	(a)	100,110	7,630,542
KDDI Corp. (Telecommunication Services)	(a)	282,200	7,716,729
Makita Corp. (Industrials)	(a)	262,500	11,742,420
Nexon Co. Ltd. (Information Technology)	(a)(b)	547,600	7,945,322
Shin-Etsu Chemical Co. Ltd. (Materials)	(a)	75,900	6,745,113
Sony Corp. (Consumer Discretionary)	(a)	132,100	6,765,415
Sumitomo Mitsui Financial Group, Inc. (Financials)	(a)	248,200	9,681,286
United Arrows Ltd. (Consumer Discretionary)	(a)	17,800	663,257
Yamaha Corp. (Consumer Discretionary)	(a)	173,900	9,025,009

			104,088,190

FRANCE – 10.9%
Air Liquide SA (Materials)	(a)	45,990	5,764,625
Capgemini SE (Information Technology)	(a)	74,258	9,951,299
Cie de Saint-Gobain SA (Industrials)	(a)	132,700	5,911,113
Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	(a)	79,848	9,659,855
Safran SA (Industrials)	(a)	91,381	11,066,682
Societe Generale SA (Financials)	(a)	137,712	5,788,020
Valeo SA (Consumer Discretionary)	(a)	113,506	6,188,753
Vinci SA (Industrials)	(a)	127,391	12,228,404

			66,558,751

SWITZERLAND – 6.7%
Ferguson PLC (Industrials)	(a)	183,978	14,885,249
Julius Baer Group Ltd. (Financials)	(a)	129,393	7,578,733
Novartis AG (Health Care)	(a)	248,409	18,817,212

			41,281,194

NETHERLANDS – 6.4%
ABN AMRO Group N.V. (Financials)	(a)	148,788	3,847,921
Royal Dutch Shell PLC (Energy)	(a)	591,715	20,478,611
Wolters Kluwer N.V. (Industrials)	(a)	261,953	14,715,661

			39,042,193

CANADA – 4.7%
Canadian National Railway Co. (Industrials)		74,700	6,109,984
National Bank of Canada (Financials)		197,044	9,460,630
Suncor Energy, Inc. (Energy)		328,200	13,356,179

			28,926,793

GERMANY – 4.2%
Fresenius SE & Co. KGaA (Health Care)	(a)	107,803	8,631,208
SAP SE (Information Technology)	(a)	145,982	16,848,905

			25,480,113

Common Stocks (Continued)		Shares	Value
IRELAND – 3.7%
Medtronic PLC (Health Care)		156,170	$13,369,714
Ryanair Holdings PLC – ADR (Industrials)	(b)	78,820	9,003,608

			22,373,322

SWEDEN – 3.6%
Assa Abloy AB Class B (Industrials)	(a)	551,411	11,696,305
Epiroc AB Class A (Industrials)	(b)(c)	191,800	2,012,704
Nordea Bank AB (Financials)	(a)	840,463	8,062,214

			21,771,223

NORWAY – 2.8%
Equinor ASA (Energy)	(a)	280,897	7,427,633
Telenor ASA (Telecommunication Services)	(a)	475,346	9,735,322

			17,162,955

AUSTRALIA – 2.8%
BHP Billiton PLC (Materials)	(a)	762,314	17,108,172

SINGAPORE – 2.1%
DBS Group Holdings Ltd. (Financials)	(a)	444,720	8,648,478
NetLink NBN Trust (Telecommunication Services)	(a)	7,248,900	3,937,017

			12,585,495

UNITED STATES – 1.9%
Shire PLC (Health Care)	(a)	212,351	11,963,613

BELGIUM – 1.6%
Anheuser-Busch InBev SA / N.V. (Consumer Staples)	(a)	95,928	9,675,768

SPAIN – 1.4%
Red Electrica Corp. SA (Utilities)	(a)	410,081	8,331,207

FINLAND – 1.3%
Sampo Oyj (Financials)	(a)	169,245	8,242,349

DENMARK – 1.3%
Carlsberg A/S Class B (Consumer Staples)	(a)	67,870	7,985,481

TURKEY – 1.1%
Turkcell Iletisim Hizmetleri AS (Telecommunication Services)	(a)	2,499,933	6,627,337

BRAZIL – 1.0%
Cielo SA (Information Technology)		1,428,900	6,090,545

TAIWAN – 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Information Technology)		157,200	5,747,232

INDIA – 0.9%
ICICI Bank Ltd. – ADR (Financials)		689,810	5,539,174

LUXEMBOURG – 0.8%
Tenaris SA (Energy)	(a)	261,547	4,773,236

ISRAEL – 0.0%
Bank Leumi Le-Israel BM (Financials)	(a)	35,712	211,311

Total Common Stocks (Cost $585,650,051)			$577,018,773

Preferred Securities – 0.8%		Quantity	Value
GERMANY – 0.8%
Volkswagen AG (Consumer Discretionary)	(a)	27,793	$4,591,688

Total Preferred Securities (Cost $5,954,172)			$4,591,688

25	(continued)

Ohio National Fund, Inc.	ON International Equity Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Money Market Funds – 4.6%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			28,120,123	$28,120,123

Total Money Market Funds (Cost $28,121,863)				$28,120,123

Total Investments – 99.8% (Cost $619,726,086)	(d	)		$609,730,584
Other Assets in Excess of Liabilities – 0.2%				1,209,027

Net Assets – 100.0%				$610,939,611

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:
(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $497,752,371 or 81.5% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $2,012,704 or 0.3% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited)

Objective/Strategy

The ON Foreign Portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in foreign securities.

Performance as of June 30, 2018

Average Annual returns
One year	0.60%
Five years	5.11%
Ten years	2.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.22% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Foreign Portfolio returned -3.85% versus -3.77% for its current benchmark, the MSCI All Country World Ex-USA Index (Net – USD).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. International equities declined during the first half of 2018 amid concerns about escalating trade tensions and the effects of a stronger U.S. dollar and tighter monetary policy on emerging markets. Performance trends remained broadly consistent with recent periods, with a few exceptions. Information Technology and other growth-oriented sectors continued to lead, which negatively impacted the Portfolio relative to the benchmark given our lower exposure to these sectors. Energy extended recent gains as supply concerns in Venezuela and Iran—along with a smaller-than-expected output increase by the Organization of the Petroleum Exporting Countries—supported the price of crude oil. This favorable development benefited the Portfolio’s overweighted Energy holdings. Among new developments, Health Care stocks bounced back strongly, significantly benefiting the Portfolio relative to its benchmark, given its major Health Care overweight. Financials declined further amid concerns about slower growth and renewed political turmoil in Europe. Material exposure to European banks negatively impacted the Portfolio relative to the benchmark in this environment. (1)

Market trends that dampened investor sentiment included escalating trade tensions and quantitative tightening in the U.S., as well as political uncertainty in Italy. International markets have been buffeted by a series of headwinds originating in the U.S., including a stronger U.S. dollar and diminished liquidity due to quantitative tightening, and uncertainty surrounding trade. It is difficult to determine how these trends will ultimately play out. Tighter U.S. dollar liquidity, rising U.S. interest rates and more restrictive terms of trade certainly threaten booming Asian exports, though that threat is at least partially reflected in emerging market equity valuations hovering near three-year lows. Escalating trade tensions have yet to impact equities, but remain a risk to global growth and market stability. Although we have not deliberately constructed the Portfolio for a “trade war” scenario, we believe it is reasonably well-positioned should tensions escalate. Solid exposure to Financials and Energy, which are sensitive to interest rates and inflation, and to Health Care, which is less exposed to trade regulation, may prove strategically advantageous in an age of rising protectionism. Lower exposure to Information Technology, Industrials and consumer sectors, all with complex global supply chains and high export earnings, may also prove beneficial. Turning to Italy, we believe recent concerns about the country’s possible withdrawal from the European Union are overblown. Were the country to leave, its banks would be insolvent, its government would default, and the purchasing power of household savings would be vastly diminished once redenominated in lira. We do not anticipate an Italian exit and see recent weakness in Europe as a buying opportunity. (1)

Q. How did country selection impact the Portfolio’s performance relative to its benchmark?

A. As bottom-up analysts, our regional weightings are typically more a function of the relative prevalence of value opportunities than a specific regional macroeconomic view.

The Portfolio is slightly underweighted to Asia. During the first half of 2018, the Portfolio’s Asian holdings detracted from performance relative to the benchmark due mostly to a below-benchmark weighting in Japan and an above-benchmark weighting in South Korea. Despite the relative underweighting, we have found increasingly attractive opportunities in Japan, and the Portfolio’s absolute weighting remains material. Japan is one of the few markets in the world that is both under-owned and trading at a discount to its historical valuation levels. Investor caution relates to legacy issues of low growth, expensive valuations, excessive leverage and poor returns. Yet, conditions have improved. Japan’s GDP is growing at an above-trend pace, corporate governance is improving, and earnings have recently risen to multi-decade highs, while leverage fell to multi-decade lows. As fundamentals have improved, valuations have become more attractive. Structural headwinds attributable to aging demographics and high government debt persist, but Japan is making progress, and continues to produce select bottom-up bargains. (1)

Like Japan, South Korea’s recovery has been fundamentally driven. Corporate earnings have risen due to strong export growth, which has bolstered the current account surplus and foreign reserves. As with Japan, valuations have yet to follow suit. Despite rising substantially last year, the MSCI Korea Index (in USD terms) traded at its lowest forward price/earnings (“P/E”) ratio in five years during the period. Some policies introduced under left-leaning President Moon, including increases to minimum wages and higher corporate tax rates, have rattled investors and may be partially responsible for the decline. Nevertheless, the Moon Administration has also progressed with shareholder-friendly efforts to reform the chaebols (large business conglomerates), already resulting in higher payout ratios and improving return prospects. With a solid economic and corporate profit cycle taking hold and the Bank of Korea now beginning to hike rates for the first time in six years, we continue to see significant upside potential for select companies in what we consider a low-valued market. (1)

In Europe, stock selection and an overweighted allocation notably contributed relative to the benchmark. We continue to find compelling bargains in the region. Although lead indicators have softened, the economic backdrop in Europe remains expansionary. An environment of balanced budgets, easier fiscal policy, still-accommodative monetary policy and accelerating investment due to high capacity utilization remains auspicious to us. Despite recent messaging from the European Central Bank regarding plans to scale back bond purchases, any

27	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

quantitative tightening is likely to be gradual, and the bank’s single mandate of price stability suggests it will likely maintain relatively accommodating policies. Yet, Europe’s trailing P/E has halved in just the past two years and the region trades at the steepest discount to the U.S. on price-to-book in decades. This trend is largely due to perceived political risks, which we believe are manageable. With European profit margins, valuation multiples and performance metrics all near historic lows relative to the U.S., we see significant scope for a return to average prices over our investment horizon. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Overall, sector and country allocation positively contributed to relative performance, while stock selection detracted from performance during the review period. (1)

Energy and Health care both contributed due to overweighted allocations and stock selection, while Consumer Staples contribution was solely due to stock selection. A favorable underweighting and positive stock selection benefited relative results in Real Estate. Stock selection in Europe, particularly in Germany and Italy, contributed to performance. (1)

In contrast, Industrials, Information Technology, and Materials all detracted from relative performance due to stock selection, while Telecommunication Services was hurt primarily by an unfavorable overweighting. Stock selection was also responsible for Financials and Utilities detracting from relative results. From a country allocation perspective, stock selection was the weakest in Asia, where stock selections within Japan and Hong Kong, among others, detracted from relative performance. (1)

During the period, the U.S. dollar rose in value against most foreign currencies, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the U.S. dollar rose. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Contributors:

1.	Teva Pharmaceutical Industries Ltd. – ADR , an Israeli-based company that develops, produces and markets drugs and other pharmaceutical-related products.

2.	BP PLC, an integrated oil and gas company based in the UK.

3.	SES SA, a Luxembourg telecommunications company that focuses on satellite and ground communications. (1)

Detractors:

1.	Capita PLC, a UK business processes outsourcing company.

2.	Getinge AB, a Swedish medical technology company.

3.	Hana Financial Group, Inc., a South Korean holding company whose subsidiaries provide services in personal and commercial banking. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index (ACWI) consists of 23 developed and 24 emerging market country indices and excludes the impact of the United States. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

28	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4) (5)	99.3
Money Market Funds and Other Net Assets	0.7

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	BP PLC	3.9
2.	Samsung Electronics Co. Ltd.	3.8
3.	Royal Dutch Shell PLC	3.5
4.	Teva Pharmaceutical Industries Ltd. – ADR	3.0
5.	TOTAL SA	2.3
6.	Roche Holding AG	2.3
7.	Standard Chartered PLC	2.2
8.	SoftBank Group Corp.	2.2
9.	Eni SpA	2.1
10.	BNP Paribas SA	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	18.8
Japan	12.1
France	9.3
Germany	8.1
Netherlands	7.8
China	7.8
South Korea	6.4
Switzerland	4.0
Canada	3.2
Israel	3.0

(5)	Sectors (Common Stocks):

% of Net Assets
Financials	19.9
Health Care	17.8
Energy	13.5
Information Technology	11.4
Industrials	9.4
Telecommunication Services	7.9
Consumer Discretionary	7.2
Materials	6.0
Consumer Staples	3.3
Utilities	2.5
Real Estate	0.4

99.3

Ohio National Fund, Inc.	ON Foreign Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.3%		Shares	Value
UNITED KINGDOM – 18.8%
Aviva PLC (Financials)	(a)	103,467	$686,512
BAE Systems PLC (Industrials)	(a)	83,495	710,318
Barclays PLC (Financials)	(a)	372,597	920,961
BP PLC (Energy)	(a)	358,270	2,725,903
Cobham PLC (Industrials)	(a)(b)	322,840	545,897
HSBC Holdings PLC (Financials)	(a)	132,711	1,240,098
Johnson Matthey PLC (Materials)	(a)	23,437	1,115,989
Kingfisher PLC (Consumer Discretionary)	(a)	256,621	1,003,544
Rolls-Royce Holdings PLC (Industrials)	(a)	52,896	688,975
SIG PLC (Industrials)	(a)	368,740	677,000
Standard Chartered PLC (Financials)	(a)	171,100	1,554,172
Travis Perkins PLC (Industrials)	(a)	28,809	539,843
Vodafone Group PLC (Telecommunication Services)	(a)	233,940	566,671

			12,975,883

JAPAN – 12.1%
Astellas Pharma, Inc. (Health Care)	(a)	67,300	1,024,210
Ezaki Glico Co. Ltd. (Consumer Staples)	(a)	8,300	398,697
Inpex Corp. (Energy)	(a)	41,500	431,014
Kirin Holdings Co. Ltd. (Consumer Staples)	(a)	20,600	552,180
Mitsui Fudosan Co. Ltd. (Real Estate)	(a)	11,400	274,606
Panasonic Corp. (Consumer Discretionary)	(a)	65,300	880,533
Seven & I Holdings Co. Ltd. (Consumer Staples)	(a)	14,300	623,704
SoftBank Group Corp. (Telecommunication Services)	(a)	21,200	1,513,852
Sumitomo Metal Mining Co. Ltd. (Materials)	(a)	11,500	438,917
Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	(a)	51,300	813,155
Suntory Beverage & Food Ltd. (Consumer Staples)	(a)	16,700	713,970
Taiheiyo Cement Corp. (Materials)	(a)	20,100	661,216

			8,326,054

FRANCE – 9.3%
AXA SA (Financials)	(a)	35,720	872,774
BNP Paribas SA (Financials)	(a)	23,025	1,424,255
Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	(a)	4,288	518,754
Sanofi (Health Care)	(a)	16,991	1,363,689
TOTAL SA (Energy)	(a)	25,782	1,565,631
Veolia Environnement SA (Utilities)	(a)	30,759	657,290

			6,402,393

GERMANY – 8.1%
Bayer AG (Health Care)	(a)	10,972	1,204,983
E.ON SE (Utilities)	(a)	67,149	715,439
Gerresheimer AG (Health Care)	(a)	10,040	812,275
Merck KGaA (Health Care)	(a)	8,080	786,567
MorphoSys AG (Health Care)	(a)(b)	4,719	576,052
Siemens AG (Industrials)	(a)	5,575	734,539
Telefonica Deutschland Holding AG (Telecommunication Services)	(a)	188,885	743,065

			5,572,920

NETHERLANDS – 7.8%
Aegon N.V. (Financials)	(a)	163,911	978,649
Flow Traders (Financials)	(c)	15,070	586,390
ING Groep N.V. (Financials)	(a)	48,220	692,175
QIAGEN N.V. (Health Care)	(a)(b)	19,863	720,017
Royal Dutch Shell PLC (Energy)	(a)	68,270	2,444,954

			5,422,185

CHINA – 7.8%
Baidu, Inc. – ADR (Information Technology)	(b)	5,810	1,411,830
China Life Insurance Co. Ltd. (Financials)	(a)	249,000	638,807
China Telecom Corp. Ltd. (Telecommunication Services)	(a)	2,334,000	1,095,201
NetEase, Inc. – ADR (Information Technology) .		2,200	555,874

Common Stocks (Continued)			Shares	Value
CHINA (continued)
Shandong Weigao Group Medical Polymer Co. Ltd. (Health Care)	(a	)	356,700	$251,838
Sinopec Engineering Group Co. Ltd. (Industrials)	(a	)	800,500	834,834
Sinopharm Group Co. Ltd. (Health Care)	(c	)	155,200	624,116

				5,412,500

SOUTH KOREA – 6.4%
Hana Financial Group, Inc. (Financials)	(a	)	29,001	1,113,660
KB Financial Group, Inc. (Financials)	(a	)	14,210	668,889
Samsung Electronics Co. Ltd. (Information Technology)	(a	)	62,900	2,634,854

				4,417,403

SWITZERLAND – 4.0%
Landis+Gyr Group AG (Information Technology)	(a	)	3,762	260,982
Roche Holding AG (Health Care)	(a	)	7,040	1,561,880
UBS Group AG (Financials)	(a	)	59,429	911,067

				2,733,929

CANADA – 3.2%
Alamos Gold, Inc. Class A (Materials)			171,700	976,973
Barrick Gold Corp. (Materials)			40,040	525,725
Husky Energy, Inc. (Energy)			47,600	741,889

				2,244,587

ISRAEL – 3.0%
Teva Pharmaceutical Industries Ltd. – ADR (Health Care)			85,043	2,068,246

UNITED STATES – 3.0%
Oracle Corp. (Information Technology)			28,160	1,240,729
Shire PLC (Health Care)	(a	)	14,684	827,280

				2,068,009

TAIWAN – 2.6%
Catcher Technology Co. Ltd. (Information Technology)	(a	)	42,000	468,942
Quanta Computer, Inc. (Information Technology)	(a	)	283,000	495,907
Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	(a	)	118,000	837,927

				1,802,776

HONG KONG – 2.2%
China Mobile Ltd. (Telecommunication Services)	(a	)	64,500	572,305
CK Hutchison Holdings Ltd. (Industrials)	(a	)	92,000	973,913

				1,546,218

ITALY – 2.1%
Eni SpA (Energy)	(a	)	79,167	1,467,865

IRELAND – 1.9%
Bank of Ireland Group PLC (Financials)	(a	)	104,057	807,506
CRH PLC (Materials)	(a	)	13,368	470,210

				1,277,716

DENMARK – 1.7%
AP Moller – Maersk A/S Class B (Industrials) .	(a	)	236	291,956
Orsted A/S (Utilities)	(a	)	6,737	407,057
Vestas Wind Systems A/S (Industrials)	(a	)	7,710	475,987

				1,175,000

LUXEMBOURG – 1.7%
SES SA (Consumer Discretionary)	(a	)	63,730	1,164,966

SINGAPORE – 1.4%
Singapore Telecommunications Ltd. (Telecommunication Services)	(a	)	436,400	985,414

30	(continued)

Ohio National Fund, Inc.	ON Foreign Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
NEW ZEALAND – 0.8%
SKY Network Television Ltd. (Consumer Discretionary)	(a	)	317,198	$558,031

THAILAND – 0.8%
Bangkok Bank PCL (Financials)	(a	)	23,600	141,220
Kasikornbank PCL – Foreign Shares (Financials)	(a	)	18,100	109,090
Kasikornbank PCL – NVDR (Financials)	(a	)	47,800	279,666

				529,976

SWEDEN – 0.6%
Getinge AB (Health Care)	(a	)	46,988	426,558

Total Common Stocks (Cost $69,219,117)				$68,578,629

Money Market Funds – 0.5%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			331,396	$331,396

Total Money Market Funds (Cost $331,429)				$331,396

Total Investments – 99.8% (Cost $69,550,546)	(d	)		$68,910,025
Other Assets in Excess of Liabilities – 0.2%				169,394

Net Assets – 100.0%				$69,079,419

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

NVDR: Non-Voting Depository Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $59,846,857 or 86.6% of the Portfolio’s net assets.

(b)	Non-income producing security.
(c)

As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,210,506 or 1.8% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Forty Portfolio (formerly the Aggressive Growth Portfolio) seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2018

Average Annual returns
One year	23.04%
Five years	17.52%
Ten years	9.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.96% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Janus Henderson Forty Portfolio returned 13.60% versus 7.25% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The ON Janus Forty Portfolio is a concentrated strategy. As such, we expect individual stock performance to be the primary driver of relative outperformance or underperformance and that was the case for the six-month period ended June 30, 2018.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection was the primary driver of relative outperformance, particularly within the Information Technology, Consumer Discretionary and Health Care sectors. The concentrated nature resulted in the Portfolio looking significantly different from the benchmark within any sector. Within the Information Technology sector, the Portfolio holds positions in several stocks that are tied to powerful secular tailwinds, such as the moving of enterprise software from on-premises to the cloud, a transition in advertising spending away from traditional media toward digital advertising platforms and the switch from cash and check to plastic and electronic payments. (1)

The Portfolio’s sector weightings played only a modest role in driving relative outperformance. An underweight to the Consumer Discretionary sector detracted from relative results, as did an overweight to the Financials sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Mastercard, Inc. Class A (“Mastercard”) was the Portfolio’s largest contributor. For Mastercard, strong revenue growth and better-than-expected earnings guidance drove the stock during the period and confirmed our point of view that payment companies are poised to benefit as consumers and businesses switch from cash and check to plastic and electronic payments. (1)

The Trade Desk, Inc. Class A was the Portfolio’s second largest contributor. The stock sold off in November 2017 due to fourth quarter guidance being below market expectations and the company’s investment commentary for 2018. The stock bounced back significantly after the company reported better results in its most recent quarterly earnings announcement. (1)

SVB Financial Group (“SVB”) was the Portfolio’s third largest contributor. The stock was up significantly after the company reported first quarter revenue and earnings growth that exceeded consensus expectations. We believe the bank has a dominant niche in Silicon Valley, and think SVB is a differentiated and competitively-advantaged bank that can grow faster than its peers at generally higher returns. (1)

An underweight to Apple, Inc. was a key relative detractor. The Portfolio has some exposure to Apple, Inc. but is underweight the stock relative to the benchmark because we are less optimistic about the company’s long-term earnings potential after the iPhone 8 and iPhone X product cycle. (1)

Netflix, Inc.: Not owning the stock within the Portfolio was another key relative detractor. (1)

LendingTree, Inc. was another large relative detractor for the Portfolio. The stock has underperformed because of concerns about the company’s mortgage volumes given an industry slowdown in purchase and refinance activity. We think the market has failed to appreciate the fact that LendingTree, Inc. is diversifying its revenue sources so that it is less dependent on mortgage originations. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives, but participated in one IPO, Pagseguro Digital Ltd. Class A, which contributed 14 basis points during the period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

32	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	95.7
Money Market Funds and Other Net Assets	4.3

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	5.9
2.	Amazon.com, Inc.	5.6
3.	Mastercard, Inc. Class A	5.2
4.	Alphabet, Inc. Class C	5.0
5.	salesforce.com, Inc.	3.9
6.	Intercontinental Exchange, Inc.	3.5
7.	TD Ameritrade Holding Corp.	3.2
8.	Cooper Cos., Inc. / The	3.1
9.	American Tower Corp.	2.9
10.	Texas Instruments, Inc.	2.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	40.2
Health Care	16.5
Financials	11.8
Consumer Discretionary	11.5
Industrials	7.7
Materials	5.1
Real Estate	2.9

95.7

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 95.7%			Shares	Value
CONSUMER DISCRETIONARY – 11.5%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	5,725	$9,731,355
Aptiv PLC (Auto Components)			32,818	3,007,113
Live Nation Entertainment, Inc. (Media)	(a	)	30,636	1,487,991
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			47,758	3,805,357
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a	)	94,432	1,990,627

				20,022,443

FINANCIALS – 11.8%
Intercontinental Exchange, Inc. (Capital Markets)			83,011	6,105,459
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a	)	4,904	1,048,475
Markel Corp. (Insurance)	(a	)	3,610	3,914,503
SVB Financial Group (Banks)	(a	)	13,904	4,014,919
TD Ameritrade Holding Corp. (Capital Markets)			101,167	5,540,917

				20,624,273

HEALTH CARE – 16.5%
Allergan PLC (Pharmaceuticals)			17,549	2,925,769
BeiGene Ltd. – ADR (Biotechnology)	(a	)	4,293	659,963
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	144,583	4,727,864
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			22,818	5,372,498
Humana, Inc. (Health Care Providers & Svs.)			10,552	3,140,592
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	7,641	2,243,780
Insmed, Inc. (Biotechnology)	(a	)	61,551	1,455,681
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	9,114	4,360,867
Nektar Therapeutics (Pharmaceuticals)	(a	)	4,983	243,320
Zoetis, Inc. (Pharmaceuticals)			41,928	3,571,846

				28,702,180

INDUSTRIALS – 7.7%
Boeing Co. / The (Aerospace & Defense)			11,849	3,975,458
CoStar Group, Inc. (Professional Svs.)	(a	)	5,993	2,472,892
Harris Corp. (Aerospace & Defense)			29,084	4,203,801
Rexnord Corp. (Machinery)	(a	)	93,321	2,711,908

				13,364,059

INFORMATION TECHNOLOGY – 40.2%
Activision Blizzard, Inc. (Software)			54,267	4,141,657
Adobe Systems, Inc. (Software)	(a	)	13,505	3,292,654
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	7,813	8,716,573
ASML Holding N.V. (Semiconductors & Equip.)			25,376	5,023,687
Atlassian Corp. PLC Class A (Software)	(a	)	32,753	2,047,718
Mastercard, Inc. Class A (IT Svs.)			46,608	9,159,404
Microsoft Corp. (Software)			104,245	10,279,600
NVIDIA Corp. (Semiconductors & Equip.)			11,517	2,728,377
Pagseguro Digital Ltd. Class A (IT Svs.)	(a	)	40,514	1,124,264
salesforce.com, Inc. (Software)	(a	)	50,350	6,867,740
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			32,507	2,927,580
Texas Instruments, Inc. (Semiconductors & Equip.)			45,592	5,026,518
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a	)	30,198	2,832,572
Ultimate Software Group, Inc. / The (Software)	(a	)	14,721	3,787,861
WEX, Inc. (IT Svs.)	(a	)	11,727	2,233,759

				70,189,964

MATERIALS – 5.1%
Ball Corp. (Containers & Packaging)			97,894	3,480,132
Sherwin-Williams Co. / The (Chemicals)			9,120	3,717,038
Vulcan Materials Co. (Construction Materials)			13,743	1,773,672

				8,970,842

REAL ESTATE – 2.9%
American Tower Corp. (Equity REIT)			35,415	5,105,781

Total Common Stocks (Cost $150,638,183)				$166,979,542

Money Market Funds – 4.0%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			7,032,375	$7,032,375

Total Money Market Funds (Cost $7,033,078)				$7,032,375

Total Investments – 99.7% (Cost $157,671,261)	(b	)		$174,011,917
Other Assets in Excess of Liabilities – 0.3%				590,783

Net Assets – 100.0%				$174,602,700

Ohio National Fund, Inc.	ON Janus Henderson Forty Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Venture Portfolio (formerly the Small Cap Growth Portfolio) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small capitalization companies.

Performance as of June 30, 2018

Average Annual returns
One year	21.96%
Five years	14.97%
Ten years	14.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.85% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Janus Henderson Venture Portfolio returned 11.61% versus 9.70% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. While the Portfolio outperformed the benchmark during the six-month period ended June 30, 2018, the market was led by a narrow subset of consumer internet, medical technology and Software-as-a-Service companies. Many of these stocks trade at extremely high valuations or are yet to produce earnings. The Portfolio’s relative performance was hurt by not owning some of these stocks within the benchmark that outperformed.. The Portfolio owns some stocks within those industries, but we are concerned about excessive valuations for many others. We are comfortable with the Portfolio positioning and refuse to chase these stocks indiscriminately. We believe valuation discipline will be rewarded over the long-term. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Both stock selection and sector weighting contributed to relative performance. Stock selection was strongest in the Industrials sector. (1)

In terms of sector allocation, the Portfolio’s overweight to the Information Technology sector was additive to relative performance. We are overweight the sector because we find a number of companies that aren’t traditional Information Technology companies, but that use technology to provide a much-needed service or solution to specific verticals or industries. Often times, these companies provide a valuable service to the companies they serve, but represent a proportionately small amount of the companies’ budgets. Such business models tend to create steady, predictable revenue streams, and represent the types of steady growth companies we seek out in our strategy. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Relative Contributors:

Broadridge Financial Solutions, Inc. (“Broadridge”): Broadridge provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. Strong revenue growth and a growing appreciation for the company’s ancillary businesses and the revenue streams derived from the data they collect through their proxy business helped drive the stock. (1)

SS&C Technologies Holdings, Inc. (“SS&C”): The stock was up after SS&C announced that it was acquiring DST Systems, Inc., a company providing recordkeeping and other software-enabled services to mutual funds and other financial companies. We share the market’s sentiment toward the acquisition, and believe SS&C has a great track record of realizing synergies and cost cuts from the businesses it acquires. (1)

Bioverativ, Inc. (“Bioverativ”): The stock soared on news that French Health Care company Sanofi agreed to buy the Company for more than $11 billion, a significant premium to the firm’s market value at the time. Bioverativ specializes in hemophilia, one of the largest markets for rare diseases and one that Sanofi projects could grow by more than 7% annually through 2022. The deal is expected to close within months. As a result, we exited the stock. (1)

Relative Detractors:

Belden, Inc. (“Belden”): Some of its networking equipment is sold to broadcast firms, and a dip in broadcast networks’ capital spending may have weighed on the stock. However, we believe that as more live events are recorded online through venues such as YouTube and Amazon, demand for its broadcast-related equipment should remain firm. We continue to like Belden’s long-term potential as the amount of components and connectors used in industrial products expands. (1)

Sarepta Therapeutics, Inc.: Not owning the benchmark holding was the Portfolio’s second largest relative detractor. (1)

Ontex Group N.V.: The stock of the diaper and hygiene product manufacturer fell due in part to slow volumes in Brazil and cost input pressures that caused the company to lower earnings guidance. We believe the market overreacted and continue to like the company’s potential to gain share in different markets as private-label hygiene products take share from branded products in Europe and as more emerging market consumers purchase disposable diapers. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The strategy did not hold derivatives. The strategy participated in three IPOs, Neurocrine Biosciences, Inc., which contributed 47 basis points to performance, The Lovesac Co., which contributed 16 basis points, and Gates Industrial Corp. PLC, which detracted 6 basis points. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

36	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	95.6
Master Limited Partnerships (4)	2.1
Rights (4)	0.1
Money Market Funds and
Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	ServiceMaster Global Holdings, Inc.	2.3
2.	SS&C Technologies Holdings, Inc.	2.0
3.	HEICO Corp. Class A	2.0
4.	Nice Ltd. – ADR	1.8
5.	STERIS PLC	1.7
6.	Catalent, Inc.	1.6
7.	Sensient Technologies Corp.	1.6
8.	LPL Financial Holdings, Inc.	1.6
9.	WEX, Inc.	1.6
10.	Blackbaud, Inc.	1.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Master Limited Partnerships, Rights):

% of Net Assets
Information Technology	31.0
Health Care	22.9
Industrials	15.0
Consumer Discretionary	12.1
Financials	7.8
Materials	4.9
Real Estate	2.1
Consumer Staples	1.1
Energy	0.9

97.8

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 95.6%			Shares	Value
CONSUMER DISCRETIONARY – 10.9%
Biglari Holdings, Inc. Class B (Hotels, Restaurants & Leisure)	(a	)	4,733	$868,458
Cambium Learning Group, Inc. (Diversified Consumer Svs.)	(a	)	108,261	1,207,110
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			16,288	1,765,456
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b	)	316,153	1,442,900
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			38,509	2,659,817
K12, Inc. (Diversified Consumer Svs.)	(a	)	84,073	1,376,275
Lovesac Co. / The (Household Durables)	(a	)	93,556	1,941,287
MakeMyTrip Ltd. (Internet & Direct Marketing Retail)	(a	)	37,542	1,357,143
Manchester United PLC Class A (Media)			77,401	1,594,461
Playa Hotels & Resorts N.V. (Hotels, Restaurants & Leisure)	(a	)	123,093	1,329,404
Sally Beauty Holdings, Inc. (Specialty Retail)	(a	)	111,975	1,794,959
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a	)	104,916	6,239,355
Thor Industries, Inc. (Automobiles)			16,179	1,575,673
Visteon Corp. (Auto Components)	(a	)	17,535	2,266,223
Williams-Sonoma, Inc. (Specialty Retail)			27,800	1,706,364

				29,124,885

CONSUMER STAPLES – 1.1%
Casey’s General Stores, Inc. (Food & Staples Retailing)			9,050	950,974
Ontex Group N.V. (Personal Products)	(b	)	83,410	1,828,077

				2,779,051

FINANCIALS – 7.8%
Financial Engines, Inc. (Capital Markets)			20,914	939,039
Kearny Financial Corp. (Thrifts & Mortgage Finance)			78,488	1,055,664
Kingstone Cos., Inc. (Insurance)			101,875	1,721,687
Landcadia Holdings, Inc. (Diversified Financial Svs.)	(a	)	132,219	1,339,378
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a	)	4,142	885,560
LPL Financial Holdings, Inc. (Capital Markets)			64,464	4,224,971
MSCI, Inc. (Capital Markets)			14,564	2,409,322
RLI Corp. (Insurance)			37,824	2,503,571
SLM Corp. (Consumer Finance)	(a	)	158,235	1,811,791
Texas Capital Bancshares, Inc. (Banks)	(a	)	17,711	1,620,556
UMB Financial Corp. (Banks)			17,826	1,358,876
WisdomTree Investments, Inc. (Capital Markets)			125,975	1,143,853

				21,014,268

HEALTH CARE – 22.8%
AnaptysBio, Inc. (Biotechnology)	(a	)	18,417	1,308,344
AngioDynamics, Inc. (Health Care Equip. & Supplies)	(a	)	123,043	2,736,476
athenahealth, Inc. (Health Care Technology)	(a	)	17,125	2,725,272
BeiGene Ltd. – ADR (Biotechnology)	(a	)	5,686	874,109
Biohaven Pharmaceutical Holding Co. Ltd. (Biotechnology)	(a	)	38,493	1,521,243
Bio-Techne Corp. (Life Sciences Tools & Svs.)			17,273	2,555,540
Catalent, Inc. (Pharmaceuticals)	(a	)	102,678	4,301,181
DBV Technologies SA – ADR (Biotechnology)	(a	)	43,537	839,829
Deciphera Pharmaceuticals, Inc. (Biotechnology)	(a	)	19,933	784,364
Diplomat Pharmacy, Inc. (Health Care Providers & Svs.)	(a	)	61,450	1,570,662
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a	)	36,629	2,771,350

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Enanta Pharmaceuticals, Inc. (Biotechnology)	(a	)	8,383	$971,590
FibroGen, Inc. (Biotechnology)	(a	)	21,803	1,364,868
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a	)	11,337	1,581,965
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	24,655	1,851,590
HealthStream, Inc. (Health Care Technology)			30,284	827,056
Heron Therapeutics, Inc. (Biotechnology)	(a	)	63,021	2,448,366
Heska Corp. (Health Care Equip. & Supplies)	(a	)	16,588	1,721,669
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	6,832	2,006,217
Immunomedics, Inc. (Biotechnology)	(a	)	33,474	792,330
Insmed, Inc. (Biotechnology)	(a	)	50,895	1,203,667
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a	)	97,091	1,856,380
Knight Therapeutics, Inc. (Biotechnology)	(a	)	207,221	1,268,877
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,873	2,252,559
NeoGenomics, Inc. (Life Sciences Tools & Svs.)	(a	)	219,826	2,881,919
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	21,845	2,146,053
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	42,748	2,228,026
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a	)	63,964	2,454,938
Puma Biotechnology, Inc. (Biotechnology)	(a	)	19,206	1,136,035
Rhythm Pharmaceuticals, Inc. (Biotechnology)	(a	)	39,981	1,249,806
STERIS PLC (Health Care Equip. & Supplies)			43,531	4,571,190
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)	(a	)	98,798	493,990
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)			11,656	1,118,976
WaVe Life Sciences Ltd. (Pharmaceuticals)	(a	)	23,229	888,509

				61,304,946

INDUSTRIALS – 15.0%
AMERCO (Road & Rail)			4,181	1,489,063
Cimpress N.V. (Commercial Svs. & Supplies)	(a	)	17,085	2,476,642
CoStar Group, Inc. (Professional Svs.)	(a	)	5,996	2,474,129
CSW Industrials, Inc. (Building Products)	(a	)	61,413	3,245,677
EnerSys (Electrical Equip.)			29,703	2,217,032
Gates Industrial Corp. PLC (Machinery)	(a	)	139,034	2,262,083
HEICO Corp. Class A (Aerospace & Defense)			86,374	5,264,480
ITT, Inc. (Machinery)			47,461	2,480,786
Kennametal, Inc. (Machinery)			47,854	1,717,959
Kornit Digital Ltd. (Machinery)	(a	)	93,106	1,657,287
Nordson Corp. (Machinery)			14,984	1,924,095
Old Dominion Freight Line, Inc. (Road & Rail)			13,775	2,051,924
Proto Labs, Inc. (Machinery)	(a	)	12,601	1,498,889
Rexnord Corp. (Machinery)	(a	)	123,097	3,577,199
Standex International Corp. (Machinery)			30,388	3,105,654
WABCO Holdings, Inc. (Machinery)	(a	)	9,095	1,064,297
Wabtec Corp. (Machinery)			19,286	1,901,214

				40,408,410

INFORMATION TECHNOLOGY – 31.0%
Altair Engineering, Inc. Class A (Software)	(a	)	37,037	1,265,925
Belden, Inc. (Electronic Equip., Instr. & Comp.)			59,507	3,637,068
Blackbaud, Inc. (Software)			40,350	4,133,857
Broadridge Financial Solutions, Inc. (IT Svs.) .			34,330	3,951,383
Cadence Design Systems, Inc. (Software)	(a	)	77,784	3,368,825
ChannelAdvisor Corp. (Internet Software & Svs.)	(a	)	84,570	1,188,209
Cision Ltd. (Internet Software & Svs.)	(a	)	184,960	2,765,152
CTS Corp. (Electronic Equip., Instr. & Comp.)			81,220	2,923,920

38	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Venture Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Descartes Systems Group, Inc. / The (Software)	(a	)	77,965	$2,540,023
Envestnet, Inc. (Internet Software & Svs.)	(a	)	50,487	2,774,261
Euronet Worldwide, Inc. (IT Svs.)	(a	)	43,090	3,609,649
Everbridge, Inc. (Software)	(a	)	40,507	1,920,842
Guidewire Software, Inc. (Software)	(a	)	19,811	1,758,821
Instructure, Inc. (Internet Software & Svs.)	(a	)	35,864	1,526,013
j2 Global, Inc. (Internet Software & Svs.)			46,900	4,062,009
LivePerson, Inc. (Internet Software & Svs.)	(a	)	53,473	1,128,280
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			37,177	1,560,690
Nice Ltd. – ADR (Software)	(a	)	46,763	4,852,597
Novanta, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	19,791	1,232,979
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	174,407	3,877,940
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	25,574	1,977,637
Paylocity Holding Corp. (Software)	(a	)	38,577	2,270,642
RealPage, Inc. (Software)	(a	)	31,482	1,734,658
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a	)	16,330	1,820,142
SS&C Technologies Holdings, Inc. (Software)			106,178	5,510,638
Switch, Inc. Class A (IT Svs.)			25,832	314,375
Trade Desk, Inc. / The Class A (Internet Software & Svs.)	(a	)	24,876	2,333,369
Tyler Technologies, Inc. (Software)	(a	)	8,878	1,971,804
U.S.A. Technologies, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	82,682	1,157,548
WEX, Inc. (IT Svs.)	(a	)	22,135	4,216,275
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	27,184	1,418,461
Xperi Corp. (Semiconductors & Equip.)			54,596	878,996
Yext, Inc. (Internet Software & Svs.)	(a	)	99,282	1,920,114
Zillow Group, Inc. Class A (Internet Software & Svs.)	(a	)	27,686	1,654,238

				83,257,340

MATERIALS – 4.9%
H.B. Fuller Co. (Chemicals)			43,046	2,310,709
Neenah, Inc. (Paper & Forest Products)			23,437	1,988,630
Sensient Technologies Corp. (Chemicals)			59,836	4,281,266
Summit Materials, Inc. Class A (Construction Materials)	(a	)	71,609	1,879,736
Valvoline, Inc. (Chemicals)			129,414	2,791,460

				13,251,801

Common Stocks (Continued)			Shares	Value
REAL ESTATE – 2.1%
Condor Hospitality Trust, Inc. (Equity REIT)			97,540	$1,014,416
Easterly Government Properties, Inc. (Equity REIT)			73,990	1,462,042
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)			7,655	1,270,653
Physicians Realty Trust (Equity REIT)			70,542	1,124,440
Redfin Corp. (Real Estate Mgmt. & Development)	(a	)	35,542	820,665

				5,692,216

Total Common Stocks (Cost $187,655,588)				$256,832,917

Master Limited Partnerships – 2.1%			Shares	Value
CONSUMER DISCRETIONARY – 1.2%
Cedar Fair LP (Hotels, Restaurants & Leisure)			50,992	$3,213,006

ENERGY – 0.9%
DCP Midstream LP (Oil, Gas & Consumable Fuels)			58,561	2,316,088

Total Master Limited Partnerships (Cost $4,264,270)				$5,529,094

Rights – 0.1%			Quantity	Value
HEALTH CARE – 0.1%
Dyax Corp. – Contingent Value Right (Expiration: 12/31/19) (Biotechnology)	(a	)(c)(d)	103,366	$345,242

Total Rights (Cost $0)				$345,242

Money Market Funds – 1.5%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			4,125,891	$4,125,891

Total Money Market Funds (Cost $4,126,304)				$4,125,891

Total Investments – 99.3% (Cost $196,046,162)	(e	)		$266,833,144
Other Assets in Excess of Liabilities – 0.7%				1,958,725

Net Assets – 100.0%				$268,791,869

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $3,270,977 or 1.2% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)

Represents a security deemed to be illiquid. At June 30, 2018, the value of illiquid securities in the Portfolio totaled $345,242, or 0.1% of the Portfolio’s net assets. Dyax Corp.- Contingent Value Right was acquired on January 22, 2016 as a result of Shire plc acquiring all of the outstanding common stock of Dyax Corp. Under terms of the merger agreement, former Dyax Corp. shareholders may receive additional value through a non-tradable contingent value right, payable upon U.S. Food and Drug Administration (FDA) approval of its SHP643 (formerly DX-29330) product.

(d)

A market quotation for this investment was not readily available at June 30, 2018. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s pricing policy approved by the Board. This security represents $345,242, or 0.1% of the Portfolio’s net assets.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited)

Objective/Strategy

The ON Janus Henderson Enterprise Portfolio (formerly the Mid Cap Opportunity Portfolio) seeks long-term total return by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2018

Average Annual returns
One year	16.58%
Five years	11.43%
Ten years	7.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Janus Henderson Enterprise Portfolio returned 5.31% versus 5.40% for its benchmark, the Russell Midcap Growth Index.

Effective May 1, 2018, Janus Capital Management LLC (“Janus”) replaced the Portfolio’s previous sub-adviser, Goldman Sachs Asset Management, L.P. (“Goldman Sachs”). In conjunction with the change in sub-adviser, the name of the Portfolio was changed from Mid Cap Opportunity Portfolio to ON Janus Henderson Enterprise Portfolio. The Portfolio’s benchmark was unchanged.

For the period from January 1, 2018 to April 30, 2018 (the “first four-month period”), the Portfolio was known as the Mid Cap Opportunity Portfolio, and was sub-advised by Goldman Sachs. During the first four-month period, the Portfolio returned 1.66% versus 1.21% for the Russell Midcap Growth Index.

For the period from May 1, 2018 to June 30, 2018 (the “latter two-month period”), the Portfolio was sub-advised by Janus. During this period, the Portfolio returned 3.59% versus 4.14% for the Russell Midcap Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Goldman Sachs: Stock selection was the primary driver of the Portfolio’s outperformance during the first four-month period. Strong stock selection in the Information Technology sector drove much of the outperformance.

A. Janus: The market was led by a narrow subset of consumer internet, medical technology and Software-as-a-Service companies during the latter two-month period. Many of these stocks trade at excessively high valuations or are yet to produce earnings. On a relative basis, the Portfolio’s performance was hurt by not owning some of these stocks, or reducing existing positions into strength, but we are comfortable with our positioning and refuse to own stocks indiscriminately. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Goldman Sachs: During the first four-month period, stock selection within the Information Technology and Financials sectors contributed most to relative returns, while stock selection within the Consumer Discretionary and Materials sectors detracted most from relative returns.

A. Janus: Stock selection did not contribute to, nor detract from, relative performance in the latter two-month period. An overweight to the Financials sector hurt performance. Our reasons for the overweight are stock-specific and not reflective of a view on the broader sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Goldman Sachs: Intuit, Inc. was a top contributor to relative returns for the first four-month period. The company released positive numbers following the 2017 tax filing season in which it reported further market share gains while also raising its full-year consumer tax guidance. Intuit’s has continued to gain market share in the Do-It-Yourself (“DIY”) tax space and the company’s deep product line and growing customer base have been viewed as encouraging signs of further growth.

GoDaddy, Inc. Class A (“GoDaddy”), a web hosting services company, was also a top contributor for the first four-month period. The company reported strong fourth quarter results and gave impressive guidance for both the first quarter and full year of 2018. Continued customer engagement and expansion of its product portfolio drove organic revenue growth that exceeded investor expectations. GoDaddy is a high-quality company that has consistently executed and been able to deliver durable earnings growth at an attractive valuation.

Valvoline, Inc. (“Valvoline”) was a top detractor from relative returns for the first four-month period. In early February, the company announced mixed quarterly results. Same store sales were strong with positive store traffic and good sales growth. However, higher commodity prices and performance in the core North American and International segments dragged on earnings. Despite the macro headwinds, the company has multiple sales growth drivers and is gaining market share among mechanics.

Hubbell, Inc. (“Hubbell”), a company that designs, manufactures and sells electrical and electronic products, was also a top detractor from relative returns for the four-month period. The stock came under pressure in April following its earnings announcement, in which it reported in-line earnings but slightly weaker than expected margins. The results were driven by challenging pricing in select markets and cost pressures.

A. Janus: Relative Contributors:

athenahealth, Inc., the top contributor during the latter two-month period, provides cloud-based business services for physician practices and hospitals. We think its products have the potential to remove

40	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)

significant inefficiency from the health care system and believe the company’s ability to exchange information and help physicians and hospitals navigate complex changes to the regulatory landscape will add meaningfully to its sales. (1)

WEX, Inc. (“WEX”), the second largest contributor, provides payment processing and information management services to vehicle fleets. We believe that WEX has earned its leading market share position through differentiated back-end reporting, bill pay consolidation features and complex analytics. In addition, we estimate that it would take significant effort for competitors to achieve similar transaction fees. (1)

Boston Scientific Corp. was the third largest contributor. We are encouraged by the medical device maker’s initiatives to boost its product pipeline, operating margins and revenue growth. New product launches, especially in the cardiovascular field, have been encouraging. (1)

Relative Detractors:

Align Technology, Inc.: Not owning this benchmark constituent was the Portfolio’s largest detractor from relative performance during the period. (1)

TD Ameritrade Holding Corp. (“TD Ameritrade”): TD Ameritrade reported a decent first quarter in April, but the stock traded down after its quarterly earnings report due to less than perfect transparency around expenses. The company announced that its 2018 expenses would be marginally higher than previous guidance as acquisition related costs were higher than expected. However, its management was expecting the cost synergies from the Scottrade acquisition to be better than expected. We believe the online broker is a best-in-class asset gatherer. Going forward, we believe that the retirement wave of baby boomers is a tailwind for companies such as TD Ameritrade, as financial assets will likely move from defined contribution plans to rollover IRAs. (1)

Illumina, Inc.: The company develops, manufactures and markets integrated systems for the analysis of genetic variation and biological function. Not owning the stock in the Portfolio was a relative detractor. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. Goldman Sachs: The Portfolio did not utilize derivatives during the period. The Portfolio participated in two IPOs during the period: Dropbox, Inc. and Hudson Ltd. Class A. The Portfolio’s position in Dropbox, Inc. contributed 5 basis points to relative performance during the first four-month period while the Portfolio’s position in Hudson LTD detracted 4 basis points from relative performance during that period.

A. Janus: The Portfolio did not hold any derivatives or participate in any IPOs during the latter two-month period. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented includes the effects of reinvested dividends.

41	(continued)

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Microchip Technology, Inc.	2.6
2.	TD Ameritrade Holding Corp.	2.6
3.	Sensata Technologies Holding PLC	2.5
4.	Boston Scientific Corp.	2.4
5.	Constellation Software, Inc.	2.4
6.	WEX, Inc.	2.3
7.	Verisk Analytics, Inc.	2.3
8.	Nice Ltd. – ADR	2.3
9.	TE Connectivity Ltd.	2.1
10.	Crown Castle International Corp.	2.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	35.2
Industrials	22.3
Health Care	16.2
Financials	10.4
Consumer Discretionary	8.1
Real Estate	4.0
Materials	1.3
Energy	0.3

97.8

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 97.8%			Shares	Value
CONSUMER DISCRETIONARY – 8.1%
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			7,418	$804,037
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			24,010	1,658,371
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)			54,952	1,547,448
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a	)	6,619	826,382
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	22,588	1,067,283
Omnicom Group, Inc. (Media)			14,307	1,091,195
Tractor Supply Co. (Specialty Retail)			9,084	694,835
Visteon Corp. (Auto Components)	(a	)	4,972	642,581
Wayfair, Inc. Class A (Internet & Direct Marketing Retail)	(a	)	5,862	696,171
Williams-Sonoma, Inc. (Specialty Retail)			11,928	732,141

				9,760,444

ENERGY – 0.3%
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)			19,112	390,076

FINANCIALS – 10.4%
Aon PLC (Insurance)			16,165	2,217,353
Intact Financial Corp. (Insurance)			17,017	1,207,040
LPL Financial Holdings, Inc. (Capital Markets)			35,884	2,351,837
MSCI, Inc. (Capital Markets)			5,497	909,369
SVB Financial Group (Banks)	(a	)	3,207	926,053
Synchrony Financial (Consumer Finance)			22,984	767,206
TD Ameritrade Holding Corp. (Capital Markets)			56,044	3,069,530
W.R. Berkley Corp. (Insurance)			15,110	1,094,115

				12,542,503

HEALTH CARE – 16.2%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a	)	18,095	276,311
Alkermes PLC (Biotechnology)	(a	)	10,546	434,073
athenahealth, Inc. (Health Care Technology)	(a	)	13,533	2,153,642
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	88,713	2,900,915
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			8,476	1,995,674
DBV Technologies SA – ADR (Biotechnology)	(a	)	7,557	145,774
DexCom, Inc. (Health Care Equip. & Supplies)	(a	)	7,392	702,092
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	10,274	746,303
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	4,095	1,202,497
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.)	(a	)	14,860	1,483,325
Neurocrine Biosciences, Inc. (Biotechnology)	(a	)	13,073	1,284,291
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			28,777	2,107,340
Teleflex, Inc. (Health Care Equip. & Supplies)			3,803	1,020,003
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	12,405	1,410,697
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	8,474	1,640,482

				19,503,419

INDUSTRIALS – 22.3%
A.O. Smith Corp. (Building Products)			20,300	1,200,745
AMETEK, Inc. (Electrical Equip.)			8,955	646,193
Carlisle Cos., Inc. (Industrial Conglomerates)			13,734	1,487,529
Cimpress N.V. (Commercial Svs. & Supplies)	(a	)	13,774	1,996,679
CoStar Group, Inc. (Professional Svs.)	(a	)	5,385	2,222,012
Edenred (Commercial Svs. & Supplies)	(b	)	30,828	973,755
Ferguson PLC (Trading Companies & Distributors)	(b	)	11,003	890,228
Harris Corp. (Aerospace & Defense)			5,507	795,982
HEICO Corp. (Aerospace & Defense)			11,041	805,238
HEICO Corp. Class A (Aerospace & Defense)			3,378	205,859
IHS Markit Ltd. (Professional Svs.)	(a	)	21,734	1,121,257

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Middleby Corp. / The (Machinery)	(a	)	7,461	$779,078
Old Dominion Freight Line, Inc. (Road & Rail)			7,431	1,106,922
Rexnord Corp. (Machinery)	(a	)	57,430	1,668,916
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)			39,952	1,363,162
Ryanair Holdings PLC – ADR (Airlines)	(a	)	11,213	1,280,861
Sensata Technologies Holding PLC (Electrical Equip.)	(a	)	62,474	2,972,513
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	8,891	1,769,842
Verisk Analytics, Inc. (Professional Svs.)	(a	)	26,204	2,820,599
Wabtec Corp. (Machinery)			6,903	680,498

				26,787,868

INFORMATION TECHNOLOGY – 35.2%
Amdocs Ltd. (IT Svs.)			32,900	2,177,651
Atlassian Corp. PLC Class A (Software)	(a	)	34,596	2,162,942
Belden, Inc. (Electronic Equip., Instr. & Comp.)			14,524	887,707
Broadridge Financial Solutions, Inc. (IT Svs.)			7,649	880,400
Constellation Software, Inc. (Software)			3,719	2,884,195
Dolby Laboratories, Inc. Class A (Electronic Equip., Instr. & Comp.)			10,960	676,122
Euronet Worldwide, Inc. (IT Svs.)	(a	)	4,897	410,222
Fidelity National Information Services, Inc. (IT Svs.)			14,922	1,582,180
Flex Ltd. (Electronic Equip., Instr. & Comp.)	(a	)	97,487	1,375,542
Gartner, Inc. (IT Svs.)	(a	)	9,066	1,204,871
Global Payments, Inc. (IT Svs.)			16,100	1,794,989
Intuit, Inc. (Software)			3,893	795,359
Jack Henry & Associates, Inc. (IT Svs.)			6,146	801,193
KLA-Tencor Corp. (Semiconductors & Equip.)			19,253	1,974,010
Lam Research Corp. (Semiconductors & Equip.)			8,415	1,454,533
Microchip Technology, Inc. (Semiconductors & Equip.)			34,850	3,169,607
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			45,969	1,929,779
Nice Ltd. – ADR (Software)	(a	)	26,395	2,739,009
ON Semiconductor Corp. (Semiconductors & Equip.)	(a	)	102,649	2,282,401
SS&C Technologies Holdings, Inc. (Software)			47,095	2,444,230
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			28,501	2,566,800
Ultimate Software Group, Inc. / The (Software)	(a	)	5,130	1,320,000
WEX, Inc. (IT Svs.)	(a	)	14,838	2,826,342
Xilinx, Inc. (Semiconductors & Equip.)			30,226	1,972,549

				42,312,633

MATERIALS – 1.3%
Sealed Air Corp. (Containers & Packaging)			36,492	1,549,085

REAL ESTATE – 4.0%
Crown Castle International Corp. (Equity REIT)			23,086	2,489,133
Lamar Advertising Co. Class A (Equity REIT)			33,314	2,275,679

				4,764,812

Total Common Stocks (Cost $115,323,849)				$117,610,840

Money Market Funds – 1.8%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			2,181,297	$2,181,297

Total Money Market Funds (Cost $2,181,515)				$2,181,297

Total Investments – 99.6% (Cost $117,505,364)	(c	)		$119,792,137
Other Assets in Excess of Liabilities – 0.4%				494,857

Net Assets – 100.0%				$120,286,994

Ohio National Fund, Inc.	ON Janus Henderson Enterprise Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:
(a)	Non-income producing security.
(b)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,863,983 or 1.5% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P 500® Index Portfolio (formerly the S&P 500® Index Portfolio) seeks total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P 500® Index.

Performance as of June 30, 2018

Average Annual returns
One year	13.94%
Five years	12.92%
Ten years	9.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.38% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON S&P 500® Index Portfolio returned 2.44% versus 2.65% for its benchmark, the S&P 500® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P 500® Index. There were no material market events or changes in strategy for the period that impacted the Portfolio’s relative return. Sources of performance variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark. Information Technology, which is the largest sector in the benchmark, contributed the most for the period. Consumer Discretionary contributed to the return as well. Consumer Staples and Financials were laggards for the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Amazon.com, Inc., Microsoft Corp., and Apple, Inc. The combined weight of the three contributors was approximately 10%. The largest detractors from the Portfolio and benchmark returns for the period were Philip Morris International, Inc., AT&T, Inc., and Johnson & Johnson. Those constituents, in aggregate, make up about 3.0% of the benchmark. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P 500® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to Portfolio net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The Portfolio management team added two new members during the period, bringing the total team to a staff of eight. There were no material changes to the investment strategy or stock selection process during this reporting period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P 500® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

45	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	99.6
Money Market Funds and Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	3.9
2.	Microsoft Corp.	3.3
3.	Amazon.com, Inc.	3.0
4.	Facebook, Inc. Class A	2.0
5.	Berkshire Hathaway, Inc. Class B	1.5
6.	JPMorgan Chase & Co.	1.5
7.	Exxon Mobil Corp.	1.5
8.	Alphabet, Inc. Class C	1.5
9.	Alphabet, Inc. Class A	1.5
10.	Johnson & Johnson	1.4

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	25.9
Health Care	14.0
Financials	13.8
Consumer Discretionary	12.9
Industrials	9.5
Consumer Staples	6.8
Energy	6.3
Utilities	2.9
Real Estate	2.9
Materials	2.6
Telecommunication Services	2.0

99.6

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.6%			Shares	Value
CONSUMER DISCRETIONARY – 12.9%
Advance Auto Parts, Inc. (Specialty Retail)			3,928	$533,030
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	21,371	36,326,426
Aptiv PLC (Auto Components)			14,050	1,287,401
AutoZone, Inc. (Specialty Retail)	(a	)	1,415	949,366
Best Buy Co., Inc. (Specialty Retail)			13,015	970,659
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	2,556	5,181,242
BorgWarner, Inc. (Auto Components)			10,480	452,317
CarMax, Inc. (Specialty Retail)	(a	)	9,449	688,549
Carnival Corp. (Hotels, Restaurants & Leisure)			21,543	1,234,629
CBS Corp. Class B (Media)			18,121	1,018,763
Charter Communications, Inc. Class A (Media)	(a	)	9,829	2,881,961
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a	)	1,298	559,918
Comcast Corp. Class A (Media)			243,687	7,995,370
D.R. Horton, Inc. (Household Durables)			18,225	747,225
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)			6,569	703,277
Discovery, Inc. Class A (Media)	(a	)	8,281	227,728
Discovery, Inc. Class C (Media)	(a	)	18,127	462,238
DISH Network Corp. Class A (Media)	(a	)	12,149	408,328
Dollar General Corp. (Multiline Retail)			13,488	1,329,917
Dollar Tree, Inc. (Multiline Retail)	(a	)	12,618	1,072,530
Expedia Group, Inc. (Internet & Direct Marketing Retail)			6,414	770,899
Foot Locker, Inc. (Specialty Retail)			6,268	330,010
Ford Motor Co. (Automobiles)			207,703	2,299,272
Gap, Inc. / The (Specialty Retail)			11,514	372,938
Garmin Ltd. (Household Durables)			5,902	360,022
General Motors Co. (Automobiles)			67,313	2,652,132
Genuine Parts Co. (Distributors)			7,787	714,769
Goodyear Tire & Rubber Co. / The (Auto Components)			12,727	296,412
H&R Block, Inc. (Diversified Consumer Svs.)			11,101	252,881
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)			19,123	421,088
Harley-Davidson, Inc. (Automobiles)			8,832	371,651
Hasbro, Inc. (Leisure Products)			6,033	556,906
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)			14,826	1,173,626
Home Depot, Inc. / The (Specialty Retail)			61,213	11,942,656
Interpublic Group of Cos., Inc. / The (Media)			20,458	479,536
Kohl’s Corp. (Multiline Retail)			8,928	650,851
L Brands, Inc. (Specialty Retail)			12,871	474,682
Leggett & Platt, Inc. (Household Durables)			6,966	310,962
Lennar Corp. Class A (Household Durables)			14,519	762,247
LKQ Corp. (Distributors)	(a	)	16,435	524,276
Lowe’s Cos., Inc. (Specialty Retail)			43,620	4,168,763
Macy’s, Inc. (Multiline Retail)			16,258	608,537
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			15,751	1,994,077
Mattel, Inc. (Leisure Products)			18,255	299,747
McDonald’s Corp. (Hotels, Restaurants & Leisure)			41,666	6,528,646
MGM Resorts International (Hotels, Restaurants & Leisure)			26,591	771,937
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a	)	7,954	529,736
Mohawk Industries, Inc. (Household Durables)	(a	)	3,365	721,019
Netflix, Inc. (Internet & Direct Marketing Retail)	(a	)	23,067	9,029,116
Newell Brands, Inc. (Household Durables)			25,774	664,711
News Corp. Class A (Media)			20,338	315,239
News Corp. Class B (Media)			6,462	102,423
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			68,067	5,423,579
Nordstrom, Inc. (Multiline Retail)			6,233	322,745
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	10,969	518,285
Omnicom Group, Inc. (Media)			12,061	919,892
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	4,347	1,189,209

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
PulteGroup, Inc. (Household Durables)			13,939	$400,746
PVH Corp. (Textiles, Apparel & Luxury Goods)			4,089	612,205
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)			2,954	371,377
Ross Stores, Inc. (Specialty Retail)			20,092	1,702,797
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)			8,989	931,260
Starbucks Corp. (Hotels, Restaurants & Leisure)			73,230	3,577,285
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			15,273	713,402
Target Corp. (Multiline Retail)			28,291	2,153,511
Tiffany & Co. (Specialty Retail)			5,406	711,430
TJX Cos., Inc. / The (Specialty Retail)			33,276	3,167,210
Tractor Supply Co. (Specialty Retail)			6,477	495,426
TripAdvisor, Inc. (Internet & Direct Marketing Retail)	(a	)	5,686	316,767
Twenty-First Century Fox, Inc. Class A (Media)			55,933	2,779,311
Twenty-First Century Fox, Inc. Class B (Media)			23,306	1,148,287
Ulta Beauty, Inc. (Specialty Retail)	(a	)	3,034	708,318
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	9,869	221,855
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a	)	9,995	210,695
V.F. Corp. (Textiles, Apparel & Luxury Goods)			17,374	1,416,328
Viacom, Inc. Class B (Media)			18,731	564,927
Walt Disney Co. / The (Media)			78,895	8,268,985
Whirlpool Corp. (Household Durables)			3,424	500,692
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)			4,495	752,193
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)			17,152	1,341,629

				157,922,987

CONSUMER STAPLES – 6.8%
Altria Group, Inc. (Tobacco)			100,434	5,703,647
Archer-Daniels-Midland Co. (Food Products)			29,673	1,359,914
Brown-Forman Corp. Class B (Beverages)			13,900	681,239
Campbell Soup Co. (Food Products)			10,210	413,913
Church & Dwight Co., Inc. (Household Products)			12,985	690,283
Clorox Co. / The (Household Products)			6,872	929,438
Coca-Cola Co. / The (Beverages)			203,227	8,913,536
Colgate-Palmolive Co. (Household Products)			46,290	3,000,055
Conagra Brands, Inc. (Food Products)			20,882	746,114
Constellation Brands, Inc. Class A (Beverages)			8,916	1,951,445
Costco Wholesale Corp. (Food & Staples Retailing)			23,275	4,864,010
Coty, Inc. Class A (Personal Products)			25,091	353,783
Estee Lauder Cos., Inc. / The Class A (Personal Products)			11,886	1,696,013
General Mills, Inc. (Food Products)			31,462	1,392,508
Hershey Co. / The (Food Products)			7,415	690,040
Hormel Foods Corp. (Food Products)			14,331	533,257
J.M. Smucker Co. / The (Food Products)			6,028	647,889
Kellogg Co. (Food Products)			13,252	925,917
Kimberly-Clark Corp. (Household Products)			18,537	1,952,688
Kraft Heinz Co. / The (Food Products)			31,701	1,991,457
Kroger Co. / The (Food & Staples Retailing)			43,134	1,227,162
McCormick & Co., Inc. (Food Products)			6,436	747,155
Molson Coors Brewing Co. Class B (Beverages)			9,819	668,085
Mondelez International, Inc. Class A (Food Products)			78,275	3,209,275
Monster Beverage Corp. (Beverages)	(a	)	21,797	1,248,968
PepsiCo, Inc. (Beverages)			75,239	8,191,270
Philip Morris International, Inc. (Tobacco)			82,489	6,660,162
Procter & Gamble Co. / The (Household Products)			133,438	10,416,170
Sysco Corp. (Food & Staples Retailing)			25,435	1,736,956
Tyson Foods, Inc. Class A (Food Products)			15,792	1,087,279

47	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
CONSUMER STAPLES (continued)
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)			45,256	$2,716,039
Walmart, Inc. (Food & Staples Retailing)			76,771	6,575,436

				83,921,103

ENERGY – 6.3%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)			27,333	2,002,142
Andeavor (Oil, Gas & Consumable Fuels)			7,378	967,846
Apache Corp. (Oil, Gas & Consumable Fuels)			20,279	948,043
Baker Hughes, a GE Co. (Energy Equip. & Svs.)			22,097	729,864
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)			23,958	570,200
Chevron Corp. (Oil, Gas & Consumable Fuels)			101,406	12,820,761
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)			5,064	515,211
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a	)	7,911	1,094,487
ConocoPhillips (Oil, Gas & Consumable Fuels)			62,090	4,322,706
Devon Energy Corp. (Oil, Gas & Consumable Fuels)			27,774	1,220,945
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			30,718	3,822,241
EQT Corp. (Oil, Gas & Consumable Fuels)			13,384	738,529
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			224,670	18,586,949
Halliburton Co. (Energy Equip. & Svs.)			46,484	2,094,569
Helmerich & Payne, Inc. (Energy Equip. & Svs.)			5,778	368,405
Hess Corp. (Oil, Gas & Consumable Fuels)			13,895	929,436
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)			9,368	641,052
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)			100,677	1,778,963
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)			45,275	944,436
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			24,510	1,719,622
National Oilwell Varco, Inc. (Energy Equip. & Svs.)			20,272	879,805
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a	)	10,599	320,620
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)			25,707	906,943
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			40,636	3,400,420
ONEOK, Inc. (Oil, Gas & Consumable Fuels)			21,814	1,523,272
Phillips 66 (Oil, Gas & Consumable Fuels)			22,271	2,501,256
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			9,044	1,711,487
Schlumberger Ltd. (Energy Equip. & Svs.)			73,503	4,926,906
TechnipFMC PLC (Energy Equip. & Svs.)			23,031	731,004
Valero Energy Corp. (Oil, Gas & Consumable Fuels)			22,867	2,534,350
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			43,921	1,190,698

				77,443,168

FINANCIALS – 13.8%
Affiliated Managers Group, Inc. (Capital Markets)			2,882	428,467
Aflac, Inc. (Insurance)			41,081	1,767,305
Allstate Corp. / The (Insurance)			18,652	1,702,368
American Express Co. (Consumer Finance)			37,894	3,713,612
American International Group, Inc. (Insurance)			47,636	2,525,661
Ameriprise Financial, Inc. (Capital Markets)			7,674	1,073,439
Aon PLC (Insurance)			12,975	1,779,781
Arthur J. Gallagher & Co. (Insurance)			9,672	631,388
Assurant, Inc. (Insurance)			2,812	291,014
Bank of America Corp. (Banks)			500,385	14,105,853
Bank of New York Mellon Corp. / The (Capital Markets)			53,632	2,892,374

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
BB&T Corp. (Banks)			41,378	$2,087,106
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a	)	102,136	19,063,684
BlackRock, Inc. (Capital Markets)			6,545	3,266,217
Brighthouse Financial, Inc. (Insurance)	(a	)	6,356	254,685
Capital One Financial Corp. (Consumer Finance)			25,813	2,372,215
CBOE Global Markets, Inc. (Capital Markets)			5,969	621,194
Charles Schwab Corp. / The (Capital Markets)			63,720	3,256,092
Chubb Ltd. (Insurance)			24,718	3,139,680
Cincinnati Financial Corp. (Insurance)			7,927	529,999
Citigroup, Inc. (Banks)			135,313	9,055,146
Citizens Financial Group, Inc. (Banks)			25,722	1,000,586
CME Group, Inc. (Capital Markets)			18,069	2,961,871
Comerica, Inc. (Banks)			9,124	829,554
Discover Financial Services (Consumer Finance)			18,519	1,303,923
E*TRADE Financial Corp. (Capital Markets)	(a	)	14,004	856,485
Everest Re Group Ltd. (Insurance)			2,175	501,294
Fifth Third Bancorp (Banks)			36,376	1,043,991
Franklin Resources, Inc. (Capital Markets)			16,913	542,062
Goldman Sachs Group, Inc. / The (Capital Markets)			18,641	4,111,645
Hartford Financial Services Group, Inc. / The (Insurance)			19,005	971,726
Huntington Bancshares, Inc. (Banks)			58,637	865,482
Intercontinental Exchange, Inc. (Capital Markets)			30,737	2,260,706
Invesco Ltd. (Capital Markets)			21,797	578,928
Jefferies Financial Group, Inc. (Diversified Financial Svs.)			16,089	365,864
JPMorgan Chase & Co. (Banks)			180,676	18,826,439
KeyCorp (Banks)			56,338	1,100,845
Lincoln National Corp. (Insurance)			11,606	722,474
Loews Corp. (Insurance)			13,895	670,851
M&T Bank Corp. (Banks)			7,707	1,311,346
Marsh & McLennan Cos., Inc. (Insurance)			26,924	2,206,960
MetLife, Inc. (Insurance)			53,943	2,351,915
Moody’s Corp. (Capital Markets)			8,859	1,510,991
Morgan Stanley (Capital Markets)			72,333	3,428,584
MSCI, Inc. (Capital Markets)			4,724	781,491
Nasdaq, Inc. (Capital Markets)			6,202	566,057
Northern Trust Corp. (Capital Markets)			11,223	1,154,735
People’s United Financial, Inc. (Banks)			18,460	333,941
PNC Financial Services Group, Inc. / The (Banks)			24,914	3,365,881
Principal Financial Group, Inc. (Insurance)			14,133	748,342
Progressive Corp. / The (Insurance)			30,904	1,827,972
Prudential Financial, Inc. (Insurance)			22,287	2,084,057
Raymond James Financial, Inc. (Capital Markets)			6,889	615,532
Regions Financial Corp. (Banks)			59,600	1,059,688
S&P Global, Inc. (Capital Markets)			13,335	2,718,873
State Street Corp. (Capital Markets)			19,391	1,805,108
SunTrust Banks, Inc. (Banks)			24,666	1,628,449
SVB Financial Group (Banks)	(a	)	2,811	811,704
Synchrony Financial (Consumer Finance)			37,648	1,256,690
T. Rowe Price Group, Inc. (Capital Markets)			12,849	1,491,640
Torchmark Corp. (Insurance)			5,604	456,222
Travelers Cos., Inc. / The (Insurance)			14,342	1,754,600
U.S. Bancorp (Banks)			82,800	4,141,656
Unum Group (Insurance)			11,738	434,189
Wells Fargo & Co. (Banks)			232,723	12,902,163
Willis Towers Watson PLC (Insurance)			6,996	1,060,594
XL Group Ltd. (Insurance)			13,706	766,851
Zions Bancorporation (Banks)			10,460	551,137

				169,199,374

HEALTH CARE – 14.0%
Abbott Laboratories (Health Care Equip. & Supplies)			93,034	5,674,144
AbbVie, Inc. (Biotechnology)			80,420	7,450,913

48	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a	)	2,242	$917,090
Aetna, Inc. (Health Care Providers & Svs.)			17,358	3,185,193
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)			16,978	1,049,920
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	11,807	1,465,839
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,828	1,309,712
Allergan PLC (Pharmaceuticals)			17,993	2,999,793
AmerisourceBergen Corp. (Health Care Providers & Svs.)			8,631	735,965
Amgen, Inc. (Biotechnology)			35,342	6,523,780
Anthem, Inc. (Health Care Providers & Svs.)			13,542	3,223,402
Baxter International, Inc. (Health Care Equip. & Supplies)			26,143	1,930,399
Becton Dickinson and Co. (Health Care Equip. & Supplies)			14,179	3,396,721
Biogen, Inc. (Biotechnology)	(a	)	11,197	3,249,817
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a	)	73,220	2,394,294
Bristol-Myers Squibb Co. (Pharmaceuticals)			86,737	4,800,026
Cardinal Health, Inc. (Health Care Providers & Svs.)			16,487	805,060
Celgene Corp. (Biotechnology)	(a	)	37,509	2,978,965
Centene Corp. (Health Care Providers & Svs.)	(a	)	10,888	1,341,510
Cerner Corp. (Health Care Technology)	(a	)	16,727	1,000,107
Cigna Corp. (Health Care Providers & Svs.)			12,909	2,193,885
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)			2,601	612,405
CVS Health Corp. (Health Care Providers & Svs.)			53,949	3,471,618
Danaher Corp. (Health Care Equip. & Supplies)			32,622	3,219,139
DaVita, Inc. (Health Care Providers & Svs.)	(a	)	7,408	514,412
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			12,069	528,260
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a	)	11,185	1,628,200
Eli Lilly & Co. (Pharmaceuticals)			50,687	4,325,122
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a	)	6,428	282,896
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a	)	29,808	2,301,476
Gilead Sciences, Inc. (Biotechnology)			68,999	4,887,889
HCA Healthcare, Inc. (Health Care Providers & Svs.)			14,829	1,521,455
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	8,173	593,687
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	14,487	575,858
Humana, Inc. (Health Care Providers & Svs.)			7,306	2,174,485
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	4,609	1,004,485
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	7,801	2,178,741
Incyte Corp. (Biotechnology)	(a	)	9,336	625,512
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	6,012	2,876,622
IQVIA Holdings, Inc. (Life Sciences Tools & Svs.).	(a	)	8,589	857,354
Johnson & Johnson (Pharmaceuticals)			142,329	17,270,201
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a	)	5,429	974,668
McKesson Corp. (Health Care Providers & Svs.)			10,722	1,430,315
Medtronic PLC (Health Care Equip. & Supplies)			71,862	6,152,106
Merck & Co., Inc. (Pharmaceuticals)			142,762	8,665,653
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a	)	1,347	779,415
Mylan N.V. (Pharmaceuticals)	(a	)	27,354	988,574
Nektar Therapeutics (Pharmaceuticals)	(a	)	8,550	417,497
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			5,871	429,933
Perrigo Co. PLC (Pharmaceuticals)			6,833	498,194
Pfizer, Inc. (Pharmaceuticals)			310,410	11,261,675
Quest Diagnostics, Inc. (Health Care Providers & Svs.)			7,207	792,338
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,104	1,415,839

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
ResMed, Inc. (Health Care Equip. & Supplies)			7,574	$784,515
Stryker Corp. (Health Care Equip. & Supplies)			17,055	2,879,907
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			21,349	4,422,232
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			50,995	12,511,113
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)			4,625	515,410
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a	)	4,856	552,224
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	13,523	2,298,369
Waters Corp. (Life Sciences Tools & Svs.)	(a	)	4,157	804,754
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)			10,787	1,202,103
Zoetis, Inc. (Pharmaceuticals)			25,677	2,187,424

				172,040,610

INDUSTRIALS – 9.5%
3M Co. (Industrial Conglomerates)			31,505	6,197,664
A.O. Smith Corp. (Building Products)			7,699	455,396
Alaska Air Group, Inc. (Airlines)			6,541	395,011
Allegion PLC (Building Products)			5,039	389,817
American Airlines Group, Inc. (Airlines)			22,110	839,296
AMETEK, Inc. (Electrical Equip.)			12,289	886,774
Arconic, Inc. (Aerospace & Defense)			22,547	383,524
Boeing Co. / The (Aerospace & Defense)			29,060	9,749,921
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)			7,389	618,164
Caterpillar, Inc. (Machinery)			31,728	4,304,538
Cintas Corp. (Commercial Svs. & Supplies)			4,587	848,916
Copart, Inc. (Commercial Svs. & Supplies)	(a	)	10,723	606,461
CSX Corp. (Road & Rail)			46,451	2,962,645
Cummins, Inc. (Machinery)			8,219	1,093,127
Deere & Co. (Machinery)			17,208	2,405,678
Delta Air Lines, Inc. (Airlines)			34,246	1,696,547
Dover Corp. (Machinery)			8,208	600,826
Eaton Corp. PLC (Electrical Equip.)			23,206	1,734,416
Emerson Electric Co. (Electrical Equip.)			33,436	2,311,765
Equifax, Inc. (Professional Svs.)			6,383	798,577
Expeditors International of Washington, Inc. (Air Freight & Logistics)			9,269	677,564
Fastenal Co. (Trading Companies & Distributors)			15,264	734,656
FedEx Corp. (Air Freight & Logistics)			13,045	2,961,998
Flowserve Corp. (Machinery)			6,943	280,497
Fluor Corp. (Construction & Engineering)			7,460	363,899
Fortive Corp. (Machinery)			16,277	1,255,119
Fortune Brands Home & Security, Inc. (Building Products)			7,743	415,722
General Dynamics Corp. (Aerospace & Defense)			14,659	2,732,584
General Electric Co. (Industrial Conglomerates)			460,891	6,272,726
Harris Corp. (Aerospace & Defense)			6,300	910,602
Honeywell International, Inc. (Industrial Conglomerates)			39,636	5,709,566
Huntington Ingalls Industries, Inc. (Aerospace & Defense)			2,361	511,841
IHS Markit Ltd. (Professional Svs.)	(a	)	18,897	974,896
Illinois Tool Works, Inc. (Machinery)			16,179	2,241,439
Ingersoll-Rand PLC (Machinery)			13,158	1,180,667
J.B. Hunt Transport Services, Inc. (Road & Rail)			4,543	552,202
Jacobs Engineering Group, Inc. (Construction & Engineering)			6,396	406,082
Johnson Controls International PLC (Building Products)			49,149	1,644,034
Kansas City Southern (Road & Rail)			5,445	576,952
L3 Technologies, Inc. (Aerospace & Defense)			4,165	801,013
Lockheed Martin Corp. (Aerospace & Defense)			13,182	3,894,358
Masco Corp. (Building Products)			16,476	616,532
Nielsen Holdings PLC (Professional Svs.)			17,769	549,595
Norfolk Southern Corp. (Road & Rail)			14,993	2,261,994
Northrop Grumman Corp. (Aerospace & Defense)			9,254	2,847,456

49	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
PACCAR, Inc. (Machinery)			18,669	$1,156,731
Parker-Hannifin Corp. (Machinery)			7,056	1,099,678
Pentair PLC (Machinery)			8,614	362,477
Quanta Services, Inc. (Construction & Engineering)	(a	)	7,939	265,163
Raytheon Co. (Aerospace & Defense)			15,243	2,944,643
Republic Services, Inc. (Commercial Svs. & Supplies)			11,833	808,904
Robert Half International, Inc. (Professional Svs.)			6,557	426,861
Rockwell Automation, Inc. (Electrical Equip.)			6,664	1,107,757
Rockwell Collins, Inc. (Aerospace & Defense)			8,715	1,173,736
Roper Technologies, Inc. (Industrial Conglomerates)			5,474	1,510,331
Snap-on, Inc. (Machinery)			3,003	482,642
Southwest Airlines Co. (Airlines)			28,306	1,440,209
Stanley Black & Decker, Inc. (Machinery)			8,189	1,087,581
Stericycle, Inc. (Commercial Svs. & Supplies)	(a	)	4,541	296,482
Textron, Inc. (Aerospace & Defense)			13,587	895,519
TransDigm Group, Inc. (Aerospace & Defense)			2,587	892,877
Union Pacific Corp. (Road & Rail)			41,156	5,830,982
United Continental Holdings, Inc. (Airlines)	(a	)	12,506	872,043
United Parcel Service, Inc. Class B (Air Freight & Logistics)			36,592	3,887,168
United Rentals, Inc. (Trading Companies & Distributors)	(a	)	4,436	654,842
United Technologies Corp. (Aerospace & Defense)			39,484	4,936,685
Verisk Analytics, Inc. (Professional Svs.)	(a	)	8,243	887,277
W.W. Grainger, Inc. (Trading Companies & Distributors)			2,705	834,222
Waste Management, Inc. (Commercial Svs. & Supplies)			21,109	1,717,006
Xylem, Inc. (Machinery)			9,548	643,344

				116,868,217

INFORMATION TECHNOLOGY – 25.9%
Accenture PLC Class A (IT Svs.)			34,126	5,582,672
Activision Blizzard, Inc. (Software)			40,394	3,082,870
Adobe Systems, Inc. (Software)	(a	)	26,133	6,371,487
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a	)	43,723	655,408
Akamai Technologies, Inc. (Internet Software & Svs.)	(a	)	9,055	663,098
Alliance Data Systems Corp. (IT Svs.)			2,558	596,526
Alphabet, Inc. Class A (Internet Software & Svs.)	(a	)	15,848	17,895,403
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	16,110	17,973,122
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)			15,996	1,394,051
Analog Devices, Inc. (Semiconductors & Equip.)			19,682	1,887,897
ANSYS, Inc. (Software)	(a	)	4,458	776,494
Apple, Inc. (Tech. Hardware, Storage & Periph.)			260,824	48,281,131
Applied Materials, Inc. (Semiconductors & Equip.)			53,492	2,470,796
Autodesk, Inc. (Software)	(a	)	11,627	1,524,183
Automatic Data Processing, Inc. (IT Svs.)			23,376	3,135,657
Broadcom, Inc. (Semiconductors & Equip.)			21,303	5,168,960
Broadridge Financial Solutions, Inc. (IT Svs.)			6,257	720,181
CA, Inc. (Software)			16,581	591,113
Cadence Design Systems, Inc. (Software)	(a	)	14,959	647,874
Cisco Systems, Inc. (Communications Equip.)			249,560	10,738,567
Citrix Systems, Inc. (Software)	(a	)	6,832	716,267
Cognizant Technology Solutions Corp. Class A (IT Svs.)			31,091	2,455,878
Corning, Inc. (Electronic Equip., Instr. & Comp.)			44,063	1,212,173
DXC Technology Co. (IT Svs.)			15,113	1,218,259
eBay, Inc. (Internet Software & Svs.)	(a	)	49,054	1,778,698
Electronic Arts, Inc. (Software)	(a	)	16,282	2,296,088
F5 Networks, Inc. (Communications Equip.)	(a	)	3,243	559,255

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Facebook, Inc. Class A (Internet Software & Svs.)	(a	)	127,283	$24,733,633
Fidelity National Information Services, Inc. (IT Svs.)			17,565	1,862,417
Fiserv, Inc. (IT Svs.)	(a	)	21,727	1,609,753
FleetCor Technologies, Inc. (IT Svs.)	(a	)	4,756	1,001,851
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)			7,281	378,394
Gartner, Inc. (IT Svs.)	(a	)	4,842	643,502
Global Payments, Inc. (IT Svs.)			8,466	943,874
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)			81,031	1,183,863
HP, Inc. (Tech. Hardware, Storage & Periph.)			87,100	1,976,299
Intel Corp. (Semiconductors & Equip.)			247,285	12,292,537
International Business Machines Corp. (IT Svs.)			45,302	6,328,689
Intuit, Inc. (Software)			12,935	2,642,685
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a	)	1,995	440,157
Juniper Networks, Inc. (Communications Equip.)			18,528	508,038
KLA-Tencor Corp. (Semiconductors & Equip.)			8,271	848,026
Lam Research Corp. (Semiconductors & Equip.)			8,705	1,504,659
Mastercard, Inc. Class A (IT Svs.)			48,654	9,561,484
Microchip Technology, Inc. (Semiconductors & Equip.)			12,472	1,134,328
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	61,543	3,227,315
Microsoft Corp. (Software)			407,712	40,204,480
Motorola Solutions, Inc. (Communications Equip.)			8,604	1,001,247
NetApp, Inc. (Tech. Hardware, Storage & Periph.)			14,217	1,116,461
NVIDIA Corp. (Semiconductors & Equip.)			32,211	7,630,786
Oracle Corp. (Software)			158,140	6,967,648
Paychex, Inc. (IT Svs.)			16,968	1,159,763
PayPal Holdings, Inc. (IT Svs.)	(a	)	59,229	4,931,999
Qorvo, Inc. (Semiconductors & Equip.)	(a	)	6,712	538,101
QUALCOMM, Inc. (Semiconductors & Equip.)			78,676	4,415,297
Red Hat, Inc. (Software)	(a	)	9,428	1,266,840
salesforce.com, Inc. (Software)	(a	)	37,429	5,105,316
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)			15,233	860,208
Skyworks Solutions, Inc. (Semiconductors & Equip.)			9,662	933,832
Symantec Corp. (Software)			32,982	681,078
Synopsys, Inc. (Software)	(a	)	7,907	676,602
Take-Two Interactive Software, Inc. (Software)	(a	)	6,070	718,445
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)			18,580	1,673,315
Texas Instruments, Inc. (Semiconductors & Equip.)			51,947	5,727,157
Total System Services, Inc. (IT Svs.)			8,803	744,030
Twitter, Inc. (Internet Software & Svs.)	(a	)	34,748	1,517,445
VeriSign, Inc. (Internet Software & Svs.)	(a	)	5,095	700,155
Visa, Inc. (IT Svs.)			94,784	12,554,141
Western Digital Corp. (Tech. Hardware, Storage & Periph.)			15,879	1,229,193
Western Union Co. / The (IT Svs.)			24,449	497,048
Xerox Corp. (Tech. Hardware, Storage & Periph.)			11,352	272,448
Xilinx, Inc. (Semiconductors & Equip.)			13,447	877,551

				317,216,198

MATERIALS – 2.6%
Air Products & Chemicals, Inc. (Chemicals)			11,632	1,811,451
Albemarle Corp. (Chemicals)			5,878	554,472
Avery Dennison Corp. (Containers & Packaging)			4,671	476,909
Ball Corp. (Containers & Packaging)			18,533	658,848
CF Industries Holdings, Inc. (Chemicals)			12,383	549,805
DowDuPont, Inc. (Chemicals)			123,154	8,118,312
Eastman Chemical Co. (Chemicals)			7,576	757,297
Ecolab, Inc. (Chemicals)			13,779	1,933,607

50	(continued)

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
MATERIALS (continued)
FMC Corp. (Chemicals)			7,138	$636,781
Freeport-McMoRan, Inc. (Metals & Mining)			71,499	1,234,073
International Flavors & Fragrances, Inc. (Chemicals)			4,189	519,268
International Paper Co. (Containers & Packaging)			21,974	1,144,406
LyondellBasell Industries N.V. Class A (Chemicals)			17,060	1,874,041
Martin Marietta Materials, Inc.
(Construction Materials)			3,341	746,146
Mosaic Co. / The (Chemicals)			18,612	522,067
Newmont Mining Corp. (Metals & Mining)			28,310	1,067,570
Nucor Corp. (Metals & Mining)			16,880	1,055,000
Packaging Corp. of America (Containers & Packaging)			5,007	559,733
PPG Industries, Inc. (Chemicals)			13,230	1,372,348
Praxair, Inc. (Chemicals)			15,249	2,411,629
Sealed Air Corp. (Containers & Packaging)			8,552	363,032
Sherwin-Williams Co. / The (Chemicals)			4,368	1,780,266
Vulcan Materials Co. (Construction Materials)			7,014	905,227
WestRock Co. (Containers & Packaging)			13,609	775,985

				31,828,273

REAL ESTATE – 2.9%
Alexandria Real Estate Equities, Inc. (Equity REIT)			5,465	689,519
American Tower Corp. (Equity REIT)			23,437	3,378,912
Apartment Investment & Management Co. Class A (Equity REIT)			8,350	353,205
AvalonBay Communities, Inc. (Equity REIT)			7,334	1,260,641
Boston Properties, Inc. (Equity REIT)			8,191	1,027,315
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	16,045	765,988
Crown Castle International Corp. (Equity REIT)			22,013	2,373,442
Digital Realty Trust, Inc. (Equity REIT)			10,929	1,219,458
Duke Realty Corp. (Equity REIT)			18,946	550,002
Equinix, Inc. (Equity REIT)			4,216	1,812,416
Equity Residential (Equity REIT)			19,539	1,244,439
Essex Property Trust, Inc. (Equity REIT)			3,505	837,940
Extra Space Storage, Inc. (Equity REIT)			6,692	667,929
Federal Realty Investment Trust (Equity REIT)			3,886	491,773
GGP, Inc. (Equity REIT)			33,566	685,753
HCP, Inc. (Equity REIT)			24,930	643,693
Host Hotels & Resorts, Inc. (Equity REIT)			39,339	828,873
Iron Mountain, Inc. (Equity REIT)			14,935	522,874
Kimco Realty Corp. (Equity REIT)			22,547	383,074
Macerich Co. / The (Equity REIT)			5,761	327,398
Mid-America Apartment Communities, Inc. (Equity REIT)			6,038	607,845
Prologis, Inc. (Equity REIT)			28,296	1,858,764
Public Storage (Equity REIT)			7,951	1,803,764
Realty Income Corp. (Equity REIT)			15,091	811,745
Regency Centers Corp. (Equity REIT)			7,821	485,528
SBA Communications Corp. (Equity REIT)	(a	)	6,112	1,009,213
Simon Property Group, Inc. (Equity REIT)			16,434	2,796,903
SL Green Realty Corp. (Equity REIT)			4,692	471,687
UDR, Inc. (Equity REIT)			14,200	533,068
Ventas, Inc. (Equity REIT)			18,908	1,076,811
Vornado Realty Trust (Equity REIT)			9,183	678,807

Common Stocks (Continued)			Shares	Value
REAL ESTATE (continued)
Welltower, Inc. (Equity REIT)			19,739	$1,237,438
Weyerhaeuser Co. (Equity REIT)			40,171	1,464,635

				34,900,852

TELECOMMUNICATION SERVICES – 2.0%
AT&T, Inc. (Diversified Telecom. Svs.)			385,339	12,373,235
CenturyLink, Inc. (Diversified Telecom. Svs.)			52,097	971,088
Verizon Communications, Inc. (Diversified Telecom. Svs.)			219,261	11,031,021

				24,375,344

UTILITIES – 2.9%
AES Corp. (Ind. Power & Renewable Elec.)			35,097	470,651
Alliant Energy Corp. (Electric Utilities)			12,284	519,859
Ameren Corp. (Multi-Utilities)			12,930	786,790
American Electric Power Co., Inc. (Electric Utilities)			26,136	1,809,918
American Water Works Co., Inc. (Water Utilities)			9,448	806,670
CenterPoint Energy, Inc. (Multi-Utilities)			22,896	634,448
CMS Energy Corp. (Multi-Utilities)			14,992	708,822
Consolidated Edison, Inc. (Multi-Utilities)			16,489	1,285,812
Dominion Energy, Inc. (Multi-Utilities)			34,628	2,360,937
DTE Energy Co. (Multi-Utilities)			9,630	997,957
Duke Energy Corp. (Electric Utilities)			37,199	2,941,697
Edison International (Electric Utilities)			17,289	1,093,875
Entergy Corp. (Electric Utilities)			9,596	775,261
Evergy, Inc. (Electric Utilities)			14,392	808,111
Eversource Energy (Electric Utilities)			16,816	985,586
Exelon Corp. (Electric Utilities)			51,228	2,182,313
FirstEnergy Corp. (Electric Utilities)			23,789	854,263
NextEra Energy, Inc. (Electric Utilities)			25,017	4,178,589
NiSource, Inc. (Multi-Utilities)			17,902	470,465
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			15,874	487,332
PG&E Corp. (Electric Utilities)			27,404	1,166,314
Pinnacle West Capital Corp. (Electric Utilities)			5,940	478,526
PPL Corp. (Electric Utilities)			37,096	1,059,091
Public Service Enterprise Group, Inc. (Multi-Utilities)			26,810	1,451,493
SCANA Corp. (Multi-Utilities)			7,569	291,558
Sempra Energy (Multi-Utilities)			14,017	1,627,514
Southern Co. / The (Electric Utilities)			53,682	2,486,013
WEC Energy Group, Inc. (Multi-Utilities)			16,744	1,082,500
Xcel Energy, Inc. (Electric Utilities)			27,003	1,233,497

				36,035,862

Total Common Stocks (Cost $941,450,966)				$1,221,751,988

Money Market Funds – 0.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			2,350,373	$2,350,373

Total Money Market Funds (Cost $2,350,593)				$2,350,373

Total Investments – 99.8% (Cost $943,801,559)	(b	)		$1,224,102,361
Other Assets in Excess of Liabilities – 0.2%	(c	)		2,205,673

Net Assets – 100.0%				$1,226,308,034

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $190,400 of cash pledged as collateral for the futures contracts outstanding at June 30, 2018. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

51

Ohio National Fund, Inc.	ON S&P 500® Index Portfolio

Schedule of Open Futures Contracts	June 30, 2018 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini S&P 500 Index - Long	34	September 21, 2018	$4,717,443	$4,626,720	$(90,723)	$780,347

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio (Unaudited)

Objective/Strategy

The ON Federated Strategic Value Dividend Portfolio (formerly the Strategic Value Portfolio) seeks growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

Performance as of June 30, 2018

Average Annual returns
One year	0.95%
Five years	9.15%
Ten years	8.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Federated Strategic Value Dividend Portfolio returned -4.64% versus 1.02% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. Volatility returned to the market in the first half of the year, brought on by heightened concerns surrounding Federal Reserve (“Fed”) rate hikes and escalating trade rhetoric. In late March and June, this seemed to have dampened the market’s “risk-on” posture as investor sentiment reversed and defensive stocks were in favor. Despite these periods when the “risk-off” appetite was apparent, for the overall period, the notable pro-cyclical trade still prevailed in the broad market. An area of relative weakness versus the benchmark was the market cap dispersion. The Portfolio’s mega cap tilt versus the benchmark’s mid cap tilt penalized relative performance, as the highest quintile of market cap only returned 0.19% in the index. (1)

The Portfolio remains focused on its core objectives of providing investors with a stable, high and rising income stream from high quality investments, evidenced by the Portfolio’s gross weighted average dividend yield of 4.66% at quarter end. This exceeded not only the yield of the broad market, represented by the S&P 500 Index with its 1.95% yield, and the 10-year U.S. Treasury Note (2.85%) , but it also surpassed the 3.87% yield of the DJSDI, which aims to reflect the domestic high dividend-paying universe. Further enhancing the dividend yield, there was robust dividend growth during the year as 23 companies increased their dividend payments. The most notable increases were derived from Abbvie, Inc. (35.2%), PepsiCo, Inc. (15.2%), Paychex, Inc. (12.0%), British

American Tobacco PLC, (11.8%), Imperial Brands PLC (10.0%), United Parcel Service, Inc. Class B (9.6%), Digital Realty Trust, Inc. (8.6%), Philip Morris International, Inc. (6.5%) and Exxon Mobil Corp. (6.5%). (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The strategy focuses on the dividend-rich segments of the economy such as Consumer Staples, Health Care, Telecommunication Services and Utilities, as reflected in the strategy’s substantial holdings in these sectors. Therefore, the strategy maintains a structural underweight in cyclical sectors that afford little to no dividend growth opportunities. The Portfolio has limited exposure to Industrials, Information Technology, Materials, and Consumer Discretionary. Further, the DJSDI has an outsized average weight in the Utilities sector, which creates notable dispersion in periods when that sector greatly underperforms or outperforms in the period. (1)

The primary driver of relative weakness was the Portfolio’s stock selections in Telecommunication Services, as its 16% average exposure to the sector generated a -12.32% return. Among the defensive, dividend-fertile sectors, Telecommunication Services experienced the largest sector decline in May, as the 10-year Treasury hit 3.07%. AT&T, Inc., which returned -15.12% in the period, was also impacted by concerns around the closing of the Time Warner acquisition. Additionally, Vodafone Group PLC - ADR shares fell after the company announced a CEO change, which overshadowed positive earnings. Relative performance was further hampered by the Portfolio’s stock selection and overweight in Consumer Staples, which was the weakest performing sector in the DJSDI. The underperformance in Consumer Staples was driven mainly by tobacco, as Phillip Morris International, Inc.’s disappointing quarterly results in its e-cigarette segment placed short-term pressure on the sector. Our tobacco holdings remain a vital part of our high quality, rising income stream strategy, as they provide a combined yield of 5.3%. They also have delivered exceptional dividend growth as Altria Group, Inc., British American Tobacco PLC, Imperial Brands PLC and Phillip Morris International, Inc. have raised their dividends by 14.8%, 11.8%, 10.0% and 9.6%, respectively, over the trailing twelve months. (1)

The Portfolio’s top contributor to relative performance for the period was stock selection and overweight in Health Care, as the Portfolio’s 10% average weight in pharmaceutical names generated a 6.72% return versus the 4% exposure in the DJSDI, which posted a 4.0% return, adding 44 basis points of relative performance. This outperformance was primarily driven by non-index name, GlaxoSmithKline PLC, which climbed 16.37% as the approval of new products and its agreement to acquire Novartis AG’s stake in consumer healthcare propelled investor enthusiasm. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top 3 Benchmark-Relative Contributors:

The Portfolio has no exposure to L Brands, Inc. Moreover, the strategy currently maintains no exposure to Consumer Discretionary due to the lack of reliable dividend growth and yield opportunities. GlaxoSmithKline PLC climbed, as the approval of new products and the agreement to acquire Novartis’ stake in the companies’ consumer healthcare joint venture has propelled investor enthusiasm. The Portfolio has no

53	(continued)

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio (Unaudited) (Continued)

exposure to Tupperware Brands Corp. Moreover, the strategy currently maintains no exposure to Consumer Discretionary due to the lack of reliable dividend growth and yield opportunities. (1)

Bottom 3 Benchmark-Relative Detractors:

Vodafone shares fell after the company announced a CEO change, which overshadowed positive earnings. Phillip Morris International, Inc.’s disappointing quarterly results in its e-cigarette segment placed short-term pressure on Tobacco industry names. The short-term pressure on Tobacco industry names negatively impacted Altria Group, Inc. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	99.8
Money Market Funds
Less Net Liabilities	0.2

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Verizon Communications, Inc.	5.7
2.	AT&T, Inc.	5.2
3.	Altria Group, Inc.	4.9
4.	GlaxoSmithKline PLC	4.4
5.	Duke Energy Corp.	4.2
6.	Coca-Cola Co. / The	4.2
7.	Philip Morris International, Inc.	4.2
8.	Exxon Mobil Corp.	4.1
9.	National Grid PLC	4.0
10.	Occidental Petroleum Corp.	3.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	22.6
Utilities	18.9
Telecommunication Services	16.7
Energy	16.3
Health Care	10.5
Real Estate	10.3
Financials	2.7
Industrials	1.2
Information Technology	0.6

99.8

54

Ohio National Fund, Inc.	ON Federated Strategic Value Dividend Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.8%			Shares	Value
CONSUMER STAPLES – 22.6%
Altria Group, Inc. (Tobacco)			339,370	$19,272,822
British American Tobacco PLC (Tobacco)	(a	)	91,550	4,611,682
Coca-Cola Co. / The (Beverages)			381,325	16,724,914
General Mills, Inc. (Food Products)			107,725	4,767,909
Imperial Brands PLC (Tobacco)	(a	)	123,275	4,578,200
Kimberly-Clark Corp. (Household Products)			51,950	5,472,413
Kraft Heinz Co. / The (Food Products)			99,875	6,274,148
PepsiCo, Inc. (Beverages)			38,350	4,175,165
Philip Morris International, Inc. (Tobacco)			203,995	16,470,556
Procter & Gamble Co. / The (Household Products)			87,565	6,835,324

				89,183,133

ENERGY – 16.3%
BP PLC (Oil, Gas & Consumable Fuels)	(a	)	1,606,750	12,224,985
Chevron Corp. (Oil, Gas & Consumable Fuels)			108,480	13,715,126
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)			194,350	16,078,576
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)			166,600	13,941,088
TOTAL SA (Oil, Gas & Consumable Fuels)	(a	)	142,050	8,626,091

				64,585,866

FINANCIALS – 2.7%
Canadian Imperial Bank of Commerce (Banks)			54,175	4,712,625
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	(a	)	28,875	6,070,761

				10,783,386

HEALTH CARE – 10.5%
AbbVie, Inc. (Biotechnology)			42,850	3,970,053
AstraZeneca PLC (Pharmaceuticals)	(a	)	136,355	9,431,291
GlaxoSmithKline PLC (Pharmaceuticals)	(a	)	859,081	17,319,874
Pfizer, Inc. (Pharmaceuticals)			109,275	3,964,497
Sanofi (Pharmaceuticals)	(a	)	84,936	6,816,921

				41,502,636

INDUSTRIALS – 1.2%
United Parcel Service, Inc. Class B (Air Freight & Logistics)			45,625	4,846,744

INFORMATION TECHNOLOGY – 0.6%
Paychex, Inc. (IT Svs.)			35,000	2,392,250

Common Stocks (Continued)			Shares	Value
REAL ESTATE – 10.3%
Crown Castle International Corp. (Equity REIT)			125,550	$13,536,801
Digital Realty Trust, Inc. (Equity REIT)			33,695	3,759,688
National Retail Properties, Inc. (Equity REIT)			78,700	3,459,652
Omega Healthcare Investors, Inc. (Equity REIT)			68,900	2,135,900
Public Storage (Equity REIT)			21,625	4,905,847
Realty Income Corp. (Equity REIT)			50,075	2,693,534
Ventas, Inc. (Equity REIT)			116,805	6,652,045
Welltower, Inc. (Equity REIT)			53,450	3,350,781

				40,494,248

TELECOMMUNICATION SERVICES – 16.7%
AT&T, Inc. (Diversified Telecom. Svs.)			638,798	20,511,804
BCE, Inc. (Diversified Telecom. Svs.)			237,805	9,630,501
Verizon Communications, Inc. (Diversified Telecom. Svs.)			444,576	22,366,618
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)			550,343	13,378,838

				65,887,761

UTILITIES – 18.9%
American Electric Power Co., Inc. (Electric Utilities)			31,275	2,165,794
Dominion Energy, Inc. (Multi-Utilities)			201,875	13,763,837
Duke Energy Corp. (Electric Utilities)			212,256	16,785,204
National Grid PLC (Multi-Utilities)	(a	)	1,450,200	16,026,257
PPL Corp. (Electric Utilities)			332,175	9,483,596
Public Service Enterprise Group, Inc. (Multi-Utilities)			116,750	6,320,845
Southern Co. / The (Electric Utilities)			220,835	10,226,869

				74,772,402

Total Common Stocks (Cost $400,342,312)				$394,448,426

Money Market Funds – 1.4%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			5,419,313	$5,419,313

Total Money Market Funds (Cost $5,419,855)				$5,419,313

Total Investments – 101.2% (Cost $405,762,167)	(b	)		$399,867,739
Liabilities in Excess of Other Assets – (1.2)%				(4,680,919)

Net Assets – 100.0%				$395,186,820

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)

Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $85,706,062 or 21.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited)

Objective/Strategy

The ON Federated High Income Bond Portfolio (formerly the High Income Bond Portfolio) seeks high current income by investing, under normal circumstances, at least 80% of its assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2018

Average Annual returns
One year	1.26%
Five years	5.03%
Ten years	7.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.74% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Federated High Income Bond Portfolio returned -0.57% versus 0.16% for its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The total return for the high yield market for the six-month period was modestly positive, while most other fixed income asset classes generated negative returns. For example, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index returned 0.16% for the period compared to a -1.62% return for the Bloomberg Barclays U.S. Aggregate Bond Index. Rising interest rates were the primary factor impacting all fixed income securities, as illustrated by the 53 basis points rise in 5-year U.S. Treasury securities and the 45 basis points increase for 10-year U.S. Treasury securities along the treasury yield curve. The high yield market’s strong relative returns are being driven by the higher yield inherent in high yield securities. While yield spreads ended the six-month period roughly where they began, the period saw considerable volatility. On the positive side, strong corporate earnings growth and very strong economic indicators such as employment and confidence measures put downward pressure on spreads. However, rhetoric of trade wars and a Federal Reserve that seems intent on returning to a normalized fed funds level weighed heavy on spread levels. The impact of these factors can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities, which according to the Credit Suisse High Yield Bond Index, began the reporting period at 394 basis points and ended the period at 399 basis points after touching cycle lows of 354 basis points on April 18th. (1)

Within the benchmark, major industry sectors that substantially outperformed the overall benchmark included wireline telecommunications, oil field services, and pharmaceuticals. Major industry sectors that substantially underperformed the overall benchmark included banking, automotive, home construction, and food & beverage. From a credit quality perspective, the credit sensitive CCC-rated sector returned 3.17%, followed by the B-rated sector at 0.86%. The more interest rate sensitive BB-rated sector trailed, returning -1.77%.(1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Sector Allocation:

The Portfolio was negatively impacted by its underweight to the strong performing wireline telecommunications and oil field service sectors. The Portfolio was positively impacted by its underweight to the poor performing banking and home construction sectors and by its overweight to the strong performing pharmaceutical sector. The Portfolio was negatively impacted by its security selection during the period. While the Portfolio was overweight the outperforming CCC-rated sector, the Portfolio’s holdings in this quality sector tended to be in lower beta CCC’s while the strongest performers in the CCC category tended to be high risk, high beta securities. The Portfolio was most negatively impacted by security selection in the cable & satellite, media & entertainment, and metals & mining industry sectors. The Portfolio was positively impacted by security selection in the auto sector. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Specific high yield issuers held by the Portfolio that positively impacted performance relative to the benchmark included Envision Healthcare Corp., a healthcare services company that agreed to be taken private, which will most likely result in the securities being retired. After a troubled past, the Valeant Pharmaceuticals International, Inc. appears to have stabilized operations, has refinanced near-term maturities, and continues to generate substantial free cash flow from operations. The company continues to focus on repaying debt to reduce leverage, which positively impacts overall credit quality. PetSmart, Inc. continues to struggle with sales at its brick and mortar stores, but is seeing strong online sales at its Chewy subsidiary that it recently acquired. (1)

Specific high yield issuers held by the Portfolio that negatively impacted performance relative to the benchmark included Acosta, Inc., a sales and marketing agency servicing consumer packaged goods (CPG) clients. The company has been negatively impacted by reduced marketing spend at some of their large CPG clients. CHS / Community Health Systems, Inc. (“CHS”), another detractor, is an operator of hospitals which has struggled to integrate and operate a large acquisition. CHS is actively selling assets to pay down debt but continues to struggle operationally. Adient Global Holdings Ltd. (“Adient”), a global automotive seat supplier was a third top detractor. The company, after being spun off as an independent company, has struggled to efficiently launch new products and rationalize its manufacturing base, leading to disappointing operating results. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

56	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Corporate Bonds (4)	96.1
Money Market Funds and Other Net Assets	3.9

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Valeant Pharmaceuticals International, Inc.	1.0
	6.125%, 04/15/2025
2.	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA	0.9
	6.625%, 05/15/2022
3.	Jaguar Holding Co. II / Pharmaceutical Product Development, LLC	0.8
	6.375%, 08/01/2023
4.	Platform Specialty Products Corp.	0.8
	6.500%, 02/01/2022
5.	CCO Holdings LLC / CCO Holdings Capital Corp.	0.8
	5.750%, 01/15/2024
6.	MPH Acquisition Holdings LLC	0.8
	7.125%, 06/01/2024
7.	Altice France SA	0.7
	7.375%, 05/01/2026
8.	Park Aerospace Holdings Ltd.	0.7
	5.500%, 02/15/2024
9.	Sprint Corp.	0.7
	7.625%, 02/15/2025
10.	First Data Corp.	0.7
	5.750%, 01/15/2024

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds):

% of Net Assets
Consumer Discretionary	25.0
Health Care	16.2
Energy	12.4
Materials	9.6
Information Technology	8.4
Industrials	8.1
Financials	4.8
Telecommunication Services	4.2
Utilities	3.5
Consumer Staples	3.3
Real Estate	0.6

96.1

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds – 96.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 25.0%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	4.250%	05/15/2024	$250,000	$237,500
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	10/15/2025	1,550,000	1,466,610
Acosta, Inc. (Media)	(a)	7.750%	10/01/2022	1,100,000	550,000
Adient Global Holdings Ltd. (Auto Components)	(a)	4.875%	08/15/2026	950,000	855,000
Altice U.S. Finance I Corp. (Media)	(a)	5.375%	07/15/2023	375,000	373,125
AMC Networks, Inc. (Media)		5.000%	04/01/2024	800,000	788,000
AMC Networks, Inc. (Media)		4.750%	08/01/2025	450,000	432,567
American Axle & Manufacturing, Inc. (Auto Components)		6.500%	04/01/2027	1,025,000	1,009,625
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	425,000	425,000
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	04/01/2025	300,000	298,500
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		4.750%	06/01/2026	375,000	362,344
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/01/2028	575,000	549,125
Ardonagh Midco 3 PLC (Hotels, Restaurants & Leisure)	(a)	8.625%	07/15/2023	800,000	812,000
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	525,000	549,938
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.375%	04/01/2026	650,000	658,125
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(a)	6.000%	08/15/2026	100,000	98,625
Cablevision Systems Corp. (Media)		5.875%	09/15/2022	825,000	818,812
Caesars Resort Collection LLC / CRC Finco, Inc. (Hotels, Restaurants & Leisure)	(a)	5.250%	10/15/2025	1,625,000	1,537,656
CBS Radio, Inc. (Media)	(a)	7.250%	11/01/2024	650,000	619,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.250%	09/30/2022	300,000	301,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	148,454
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	327,438
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	2,325,000	2,330,812
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.375%	05/01/2025	175,000	169,313
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.125%	05/01/2027	800,000	747,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.875%	05/01/2027	400,000	390,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(a)	5.000%	02/01/2028	850,000	777,750
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	200,000	202,000
Cequel Communications Holdings I, LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	750,000	745,312
Cequel Communications Holdings I, LLC / Cequel Capital Corp. (Media)	(a)	5.125%	12/15/2021	100,000	99,386
Cequel Communications Holdings I, LLC / Cequel Capital Corp. (Media)	(a)	7.750%	07/15/2025	1,175,000	1,227,875
Cequel Communications Holdings I, LLC / Cequel Capital Corp. (Media)	(a)	7.500%	04/01/2028	550,000	556,710
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	1,000,000	1,020,000
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	279,125
CSC Holdings, LLC (Media)		5.250%	06/01/2024	975,000	921,375
CSC Holdings, LLC (Media)	(a)	5.500%	04/15/2027	1,100,000	1,050,500
Dana Financing Luxembourg SARL (Auto Components)	(a)	5.750%	04/15/2025	175,000	172,375
Dana Financing Luxembourg SARL (Auto Components)	(a)	6.500%	06/01/2026	875,000	888,125
DISH DBS Corp. (Media)		5.875%	07/15/2022	650,000	611,000
DISH DBS Corp. (Media)		5.875%	11/15/2024	1,275,000	1,078,969
DISH DBS Corp. (Media)		7.750%	07/01/2026	625,000	547,656
E.W. Scripps Co. / The (Media)	(a)	5.125%	05/15/2025	175,000	164,063
Eldorado Resorts, Inc. (Hotels, Restaurants & Leisure)		6.000%	04/01/2025	500,000	500,625
EMI Music Publishing Group North America Holdings, Inc. (Media)	(a)	7.625%	06/15/2024	525,000	568,129
Gates Global LLC / Gates Global Co. (Auto Components)	(a)	6.000%	07/15/2022	739,000	748,237
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	150,000	153,188
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	300,000	297,300
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	200,000	186,000
Goodyear Tire & Rubber Co. / The (Auto Components)		4.875%	03/15/2027	300,000	274,128
Gray Television, Inc. (Media)	(a)	5.125%	10/15/2024	250,000	238,750
Gray Television, Inc. (Media)	(a)	5.875%	07/15/2026	825,000	784,781
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4.875%	05/15/2026	325,000	313,625
Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure)	(a)	5.125%	05/01/2026	650,000	638,625
iHeartCommunications, Inc. (Acquired 06/09/2011 through 02/05/2014, Cost $669,543) (Media)	(b)	9.000%	03/01/2021	700,000	528,500
IHO Verwaltungs GmbH (Auto Components)	(a)(c)	4.750%, 5.500 PIK	09/15/2026	1,125,000	1,058,906
Intelsat Jackson Holdings SA (Media)		7.500%	04/01/2021	975,000	967,687
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	950,000	852,340
Intelsat Jackson Holdings SA (Media)	(a)	8.000%	02/15/2024	350,000	367,500
Intelsat Jackson Holdings SA (Media)	(a)	9.750%	07/15/2025	350,000	369,250
J.B. Poindexter & Co., Inc. (Auto Components)	(a)	7.125%	04/15/2026	350,000	358,750
KFC Holding Co. / Pizza Hut Holdings, LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	06/01/2024	150,000	148,080
KFC Holding Co. / Pizza Hut Holdings, LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	5.250%	06/01/2026	300,000	295,500
KFC Holding Co. / Pizza Hut Holdings, LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(a)	4.750%	06/01/2027	650,000	614,250
LIN Television Corp. (Media)		5.875%	11/15/2022	350,000	357,000
Live Nation Entertainment, Inc. (Media)	(a)	4.875%	11/01/2024	250,000	241,875
Live Nation Entertainment, Inc. (Media)	(a)	5.625%	03/15/2026	250,000	248,125

58	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)	Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	5.625%	05/01/2024	$50,000	$50,625
MGM Resorts International (Hotels, Restaurants & Leisure)	6.750%	10/01/2020	150,000	157,125
MGM Resorts International (Hotels, Restaurants & Leisure)	7.750%	03/15/2022	125,000	136,250
MGM Resorts International (Hotels, Restaurants & Leisure)	5.750%	06/15/2025	850,000	848,937
MGM Resorts International (Hotels, Restaurants & Leisure)	4.625%	09/01/2026	1,075,000	994,375
Michaels Stores, Inc. (Specialty Retail)	(a)	5.875%	12/15/2020	1,275,000	1,284,690
Mohegan Gaming & Entertainment (Hotels, Restaurants & Leisure)	(a)	7.875%	10/15/2024	750,000	706,875
Nexstar Broadcasting, Inc. (Media)	(a)	6.125%	02/15/2022	475,000	485,688
Nexstar Broadcasting, Inc. (Media)	(a)	5.625%	08/01/2024	1,025,000	987,844
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(a)	5.000%	04/15/2022	1,125,000	1,105,425
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	5.250%	02/15/2022	300,000	303,228
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)	5.625%	02/15/2024	300,000	303,591
Party City Holdings, Inc. (Specialty Retail)	(a)	6.125%	08/15/2023	975,000	979,875
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)	(a)	5.625%	01/15/2027	375,000	353,438
PetSmart, Inc. (Specialty Retail)	(a)	7.125%	03/15/2023	925,000	620,952
PetSmart, Inc. (Specialty Retail)	(a)	8.875%	06/01/2025	150,000	98,625
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	5.625%	05/01/2024	1,075,000	1,116,011
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(a)	6.125%	08/15/2021	750,000	742,500
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)	5.625%	12/01/2025	950,000	876,375
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International, LLC (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2021	1,400,000	1,407,000
Seminole Tribe of Florida, Inc. (Hotels, Restaurants & Leisure)	(a)	7.804%	10/01/2020	400,000	400,000
ServiceMaster Co., LLC / The (Diversified Consumer Svs.)	(a)	5.125%	11/15/2024	700,000	679,000
Sinclair Television Group, Inc. (Media)	(a)	5.625%	08/01/2024	700,000	694,750
Sinclair Television Group, Inc. (Media)	(a)	5.875%	03/15/2026	750,000	729,375
Sinclair Television Group, Inc. (Media)	(a)	5.125%	02/15/2027	250,000	230,000
Sirius XM Radio, Inc. (Media)	(a)	4.625%	05/15/2023	1,175,000	1,150,031
Sirius XM Radio, Inc. (Media)	(a)	6.000%	07/15/2024	275,000	280,156
Sirius XM Radio, Inc. (Media)	(a)	5.375%	04/15/2025	150,000	147,938
Sirius XM Radio, Inc. (Media)	(a)	5.375%	07/15/2026	725,000	697,812
Sirius XM Radio, Inc. (Media)	(a)	5.000%	08/01/2027	250,000	233,125
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	4.875%	07/31/2024	275,000	267,218
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(a)	5.500%	04/15/2027	1,475,000	1,432,166
Stars Group Holdings BV / Stars Group U.S. Co-Borrower, LLC (Hotels, Restaurants & Leisure)	(a)	7.000%	07/15/2026	275,000	277,750
Station Casinos LLC (Hotels, Restaurants & Leisure)	(a)	5.000%	10/01/2025	725,000	681,500
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(a)	5.875%	05/15/2025	675,000	634,500
TEGNA, Inc. (Media)	6.375%	10/15/2023	700,000	719,250
TEGNA, Inc. (Media)	(a)	5.500%	09/15/2024	125,000	125,000
Telenet Finance Luxembourg Notes SARL (Media)	(a)	5.500%	03/01/2028	1,400,000	1,274,000
TI Group Automotive Systems LLC (Auto Components)	(a)	8.750%	07/15/2023	362,000	378,362
Tribune Media Co. (Media)	5.875%	07/15/2022	1,225,000	1,236,331
Unitymedia GmbH (Media)	(a)	6.125%	01/15/2025	975,000	1,004,250
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(a)	5.000%	01/15/2025	200,000	202,500
Urban One, Inc. (Acquired 01/29/2014 through 03/06/2014, Cost $659,220) (Media)	(a)(d)	9.250%	02/15/2020	650,000	630,500
Urban One, Inc. (Media)	(a)	7.375%	04/15/2022	625,000	604,687
Virgin Media Finance PLC (Media)	(a)	6.375%	04/15/2023	475,000	475,000
Virgin Media Finance PLC (Media)	(a)	6.000%	10/15/2024	800,000	761,040
Virgin Media Finance PLC (Media)	(a)	5.750%	01/15/2025	400,000	375,000
Virgin Media Secured Finance PLC (Media)	(a)	5.250%	01/15/2026	425,000	393,125
Virgin Media Secured Finance PLC (Media)	(a)	5.500%	08/15/2026	200,000	187,220
VOC Escrow Ltd. (Hotels, Restaurants & Leisure)	(a)	5.000%	02/15/2028	325,000	307,031
WMG Acquisition Corp. (Media)	(a)	5.000%	08/01/2023	75,000	74,625
WMG Acquisition Corp. (Media)	(a)	4.875%	11/01/2024	200,000	195,000
WMG Acquisition Corp. (Media)	(a)	5.500%	04/15/2026	175,000	173,469
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)	(a)	5.375%	04/15/2026	325,000	322,563
Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(a)	5.250%	05/15/2027	325,000	303,875
Ziggo Bond Finance BV (Media)	(a)	6.000%	01/15/2027	775,000	728,500
Ziggo Secured Finance BV (Media)	(a)	5.500%	01/15/2027	925,000	864,042

71,740,186

CONSUMER STAPLES – 3.3%
Albertsons Cos., Inc. (Food & Staples Retailing)	(a)(e)	QL + 37	5	01/15/2024	75,000	75,188
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s, LLC (Food & Staples Retailing)	6.625%	06/15/2024	1,025,000	966,062
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s, LLC (Food & Staples Retailing)	5.750%	03/15/2025	600,000	531,000
B&G Foods, Inc. (Food Products)	5.250%	04/01/2025	1,025,000	966,062
Energizer Gamma Acquisition, Inc. (Household Products)	(a)	6.375%	07/15/2026	100,000	101,688

59	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
First Quality Finance Co., Inc. (Personal Products)	(a)	4.625%	05/15/2021	$1,325,000	$1,291,875
First Quality Finance Co., Inc. (Personal Products)	(a)	5.000%	07/01/2025	100,000	91,500
Lamb Weston Holdings, Inc. (Food Products)	(a)	4.875%	11/01/2026	300,000	291,750
Performance Food Group, Inc. (Food & Staples Retailing)	(a)	5.500%	06/01/2024	75,000	74,063
Post Holdings, Inc. (Food Products)	(a)	5.000%	08/15/2026	2,000,000	1,865,000
Post Holdings, Inc. (Food Products)	(a)	5.750%	03/01/2027	550,000	530,750
Post Holdings, Inc. (Food Products)	(a)	5.625%	01/15/2028	350,000	328,125
Rite Aid Corp. (Food & Staples Retailing)	(a)	6.125%	04/01/2023	550,000	557,700
Spectrum Brands, Inc. (Household Products)		6.125%	12/15/2024	175,000	176,750
Spectrum Brands, Inc. (Household Products)		5.750%	07/15/2025	400,000	395,000
U.S. Foods, Inc. (Food & Staples Retailing)	(a)	5.875%	06/15/2024	1,125,000	1,144,687

					9,387,200

ENERGY – 12.4%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	28,000	29,004
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	275,000	281,842
Antero Midstream Partners LP / Antero Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	09/15/2024	900,000	906,750
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/01/2025	750,000	746,250
Apergy Corp. (Energy Equip. & Svs.)	(a)	6.375%	05/01/2026	100,000	101,625
Ascent Resources Utica Holdings, LLC / ARU Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	10.000%	04/01/2022	775,000	852,500
Berry Petroleum Co., LLC (Oil, Gas & Consumable Fuels)	(a)	7.000%	02/15/2026	325,000	332,312
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)		6.125%	10/01/2024	614,000	621,675
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a)	6.375%	07/01/2026	200,000	200,500
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	108,000	108,675
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	101,250
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		8.250%	07/15/2025	450,000	477,000
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)		7.000%	06/30/2024	550,000	599,500
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)		5.875%	03/31/2025	575,000	598,000
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)		5.125%	06/30/2027	225,000	223,031
Cheniere Energy Partners LP (Oil, Gas & Consumable Fuels)	(a)	5.250%	10/01/2025	1,150,000	1,121,767
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	12/15/2022	345,000	362,146
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	50,000	47,250
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8.000%	01/15/2025	175,000	178,229
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8.000%	06/15/2027	850,000	864,875
CNX Midstream Partners LP / CNX Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.500%	03/15/2026	575,000	559,187
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2025	1,075,000	1,037,375
CVR Refining, LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	1,250,000	1,275,000
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.500%	01/30/2026	150,000	145,500
Endeavor Energy Resources LP / EER Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	01/30/2028	300,000	292,500
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,100,000	1,127,500
Enviva Partners LP / Enviva Partners Finance Corp. (Oil, Gas & Consumable Fuels)		8.500%	11/01/2021	1,025,000	1,066,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	150,000	103,125
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(a)	8.000%	11/29/2024	500,000	505,000
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	175,000	176,313
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.000%	10/15/2024	450,000	433,125
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/15/2025	275,000	267,437
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.375%	01/15/2026	125,000	120,000
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.000%	08/01/2024	1,075,000	1,085,750
Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels)	(a)	5.875%	05/01/2026	200,000	196,000
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	150,000	147,938
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	475,000	475,594
NuStar Logistics LP (Oil, Gas & Consumable Fuels)		5.625%	04/28/2027	875,000	846,562
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	757,000	770,028
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	05/01/2026	75,000	75,750
Parsley Energy, LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	6.250%	06/01/2024	100,000	103,750
Parsley Energy, LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.375%	01/15/2025	175,000	173,688
Parsley Energy, LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.250%	08/15/2025	175,000	171,938
Parsley Energy, LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.625%	10/15/2027	475,000	471,437
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		6.125%	09/15/2024	350,000	357,000
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	5.750%	05/15/2026	225,000	225,000
Precision Drilling Corp. (Energy Equip. & Svs.)		6.500%	12/15/2021	27,162	27,740
Precision Drilling Corp. (Energy Equip. & Svs.)		7.750%	12/15/2023	525,000	552,562
Precision Drilling Corp. (Energy Equip. & Svs.)	(a)	7.125%	01/15/2026	250,000	256,750
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	125,000	122,188
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.625%	03/01/2026	250,000	238,750
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2023	175,000	170,013
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	562,500
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		6.625%	10/01/2022	250,000	262,675
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		5.250%	01/15/2025	350,000	374,150
SESI, LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	375,000	381,562

60	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
SESI, LLC (Energy Equip. & Svs.)		7.750%	09/15/2024	$875,000	$897,969
Shelf Drilling Holdings Ltd. (Oil, Gas & Consumable Fuels)	(a)	8.250%	02/15/2025	575,000	579,312
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	375,000	354,844
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	100,000	96,500
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.750%	09/15/2026	400,000	401,000
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		4.100%	03/15/2022	100,000	95,500
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.500%	04/01/2026	100,000	103,500
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)		7.750%	10/01/2027	725,000	750,375
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.250%	12/01/2025	650,000	649,187
Summit Midstream Holdings, LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	1,400,000	1,375,500
Summit Midstream Holdings, LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.750%	04/15/2025	350,000	332,500
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	4.875%	01/15/2023	50,000	48,000
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.500%	02/15/2026	225,000	213,188
Sunoco LP / Sunoco Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	03/15/2028	350,000	329,990
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	150,000	150,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.875%	04/15/2026	150,000	151,125
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.375%	02/01/2027	1,025,000	994,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(a)	5.000%	01/15/2028	600,000	558,000
TransMontaigne Partners LP / TLP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	02/15/2026	125,000	126,250
U.S.A. Compression Partners LP / U.S.A. Compression Finance Corp. (Energy Equip. & Svs.)	(a)	6.875%	04/01/2026	550,000	569,250
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6.875%	04/15/2022	150,000	113,625
Ultra Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	7.125%	04/15/2025	400,000	281,000
Weatherford International Ltd. (Energy Equip. & Svs.)		8.250%	06/15/2023	375,000	372,034
Weatherford International Ltd. (Energy Equip. & Svs.)		7.000%	03/15/2038	325,000	259,188
Weatherford International, LLC (Energy Equip. & Svs.)		6.800%	06/15/2037	500,000	400,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	600,000	615,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	6.625%	01/15/2026	250,000	257,813
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		6.000%	01/15/2022	89,000	92,560
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		8.250%	08/01/2023	200,000	226,500
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.250%	09/15/2024	250,000	245,938
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)		5.750%	06/01/2026	75,000	75,000

					35,626,466

FINANCIALS – 4.8%
Acrisure, LLC / Acrisure Finance, Inc. (Insurance)	(a)	7.000%	11/15/2025	975,000	887,250
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	625,000	625,781
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	1,475,000	1,502,656
Alpha 2 BV (Diversified Financial Svs.)	(a)(c)	8.750%, 9.500 PIK	06/01/2023	325,000	323,375
Alpha 3 BV / Alpha U.S. Bidco, Inc. (Diversified Financial Svs.)	(a)	6.250%	02/01/2025	900,000	884,250
AmWINS Group, Inc. (Insurance)	(a)	7.750%	07/01/2026	675,000	685,125
AssuredPartners, Inc. (Insurance)	(a)	7.000%	08/15/2025	975,000	938,437
Avolon Holdings Funding Ltd. (Diversified Financial Svs.)	(a)	5.500%	01/15/2023	75,000	74,813
BCD Acquisition, Inc. (Diversified Financial Svs.)	(a)	9.625%	09/15/2023	675,000	718,875
MSCI, Inc. (Capital Markets)	(a)	5.250%	11/15/2024	150,000	151,500
MSCI, Inc. (Capital Markets)	(a)	5.750%	08/15/2025	325,000	334,750
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	325,000	319,313
Navient Corp. (Consumer Finance)		7.250%	09/25/2023	275,000	288,063
Navient Corp. (Consumer Finance)		6.125%	03/25/2024	850,000	839,375
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	1,050,000	1,014,562
Navient Corp. (Consumer Finance)		6.750%	06/15/2026	125,000	122,150
NFP Corp. (Insurance)	(a)	6.875%	07/15/2025	1,050,000	1,029,000
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.750%	05/01/2025	1,550,000	1,517,109
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(a)	5.250%	01/15/2028	375,000	345,863
USIS Merger Sub, Inc. (Insurance)	(a)	6.875%	05/01/2025	1,075,000	1,069,625

					13,671,872

HEALTH CARE – 16.2%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		5.625%	02/15/2023	1,225,000	1,234,187
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)		6.500%	03/01/2024	400,000	410,000
Air Medical Group Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	05/15/2023	1,225,000	1,139,250
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	6.000%	10/01/2024	325,000	321,490
Avantor, Inc. (Health Care Equip. & Supplies)	(a)	9.000%	10/01/2025	900,000	906,930
Centene Escrow I Corp. (Health Care Providers & Svs.)	(a)	5.375%	06/01/2026	425,000	430,580
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a)	5.500%	04/01/2026	225,000	225,495
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	277,500

61	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	$1,000,000	$510,000
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.250%	03/31/2023	650,000	594,750
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)	(a)	8.625%	01/15/2024	150,000	150,390
Eagle Holding Co. II, LLC (Health Care Providers & Svs.)	(a)(c)	7.625%, 8.375 PIK	05/15/2022	475,000	479,845
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	07/15/2023	475,000	390,688
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (Pharmaceuticals)	(a)	6.000%	02/01/2025	1,425,000	1,111,500
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	07/01/2022	800,000	807,000
Envision Healthcare Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	375,000	381,328
Envision Healthcare Corp. (Health Care Providers & Svs.)	(a)	6.250%	12/01/2024	775,000	825,375
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	285,313
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	1,525,000	1,525,000
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	900,000	886,230
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	1,625,000	1,625,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	1,425,000	1,437,469
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	4.375%	10/15/2025	300,000	286,500
IQVIA, Inc. (Health Care Technology)	(a)	5.000%	10/15/2026	475,000	462,531
Jaguar Holding Co. II / Pharmaceutical Product Development, LLC (Health Care Providers & Svs.)	(a)	6.375%	08/01/2023	2,425,000	2,413,360
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	250,000	249,688
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.375%	05/01/2024	450,000	433,125
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	450,000	376,875
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.625%	10/15/2023	1,375,000	1,146,062
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(a)	5.500%	04/15/2025	700,000	560,000
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	5.250%	12/01/2023	125,000	122,500
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(a)	7.125%	06/01/2024	2,150,000	2,203,750
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (Health Care Equip. & Supplies)	(a)	6.625%	05/15/2022	2,750,000	2,688,125
Polaris Intermediate Corp. (Health Care Providers & Svs.)	(a)(c)	8.500%, 9.250 PIK	12/01/2022	775,000	799,219
Prestige Brands, Inc. (Pharmaceuticals)	(a)	5.375%	12/15/2021	1,100,000	1,100,000
Prestige Brands, Inc. (Pharmaceuticals)	(a)	6.375%	03/01/2024	1,300,000	1,287,000
Sotera Health Holdings, LLC (Health Care Equip. & Supplies)	(a)	6.500%	05/15/2023	900,000	918,000
Sotera Health Topco, Inc. (Health Care Equip. & Supplies)	(a)(c)	8.125%, 8.875 PIK	11/01/2021	1,550,000	1,553,875
Surgery Center Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.750%	07/01/2025	1,000,000	948,750
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	6.375%	02/01/2025	1,975,000	1,698,500
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	283,250
Teleflex, Inc. (Health Care Equip. & Supplies)		4.875%	06/01/2026	100,000	98,000
Teleflex, Inc. (Health Care Equip. & Supplies)		4.625%	11/15/2027	275,000	259,875
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	275,000	272,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	175,000	172,156
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.500%	01/01/2022	225,000	234,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	1,125,000	1,119,375
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	4.625%	07/15/2024	275,000	260,480
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	5.125%	05/01/2025	750,000	712,969
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7.000%	08/01/2025	225,000	223,313
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.250%	07/15/2022	475,000	486,476
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.500%	03/01/2023	350,000	325,500
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.875%	05/15/2023	900,000	845,437
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7.000%	03/15/2024	350,000	366,079
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	6.125%	04/15/2025	3,000,000	2,763,750
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	5.500%	11/01/2025	275,000	271,013
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	9.000%	12/15/2025	525,000	544,687
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	8.500%	01/31/2027	275,000	279,125
Vizient, Inc. (Health Care Providers & Svs.)	(a)	10.375%	03/01/2024	1,075,000	1,185,187
West Street Merger Sub, Inc. (Life Sciences Tools & Svs.)	(a)	6.375%	09/01/2025	600,000	573,000

					46,479,102

INDUSTRIALS – 8.1%
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.750%	12/15/2023	50,000	51,250
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(a)	5.875%	05/15/2026	975,000	959,156
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(a)	5.250%	03/15/2025	625,000	568,750
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(a)	4.875%	11/01/2025	300,000	277,500
Core & Main LP (Commercial Svs. & Supplies)	(a)	6.125%	08/15/2025	325,000	307,938
Engility Corp. (Aerospace & Defense)		8.875%	09/01/2024	550,000	574,750
Garda World Security Corp. (Commercial Svs. & Supplies)	(a)	8.750%	05/15/2025	800,000	818,000
HD Supply, Inc. (Trading Companies & Distributors)	(a)	5.750%	04/15/2024	525,000	549,281
Hertz Corp. / The (Road & Rail)	(a)	7.625%	06/01/2022	50,000	48,000
Hertz Corp. / The (Road & Rail)	(a)	5.500%	10/15/2024	325,000	255,531
Hillman Group, Inc. / The (Acquired 06/17/2014 through 10/12/2016, Cost $957,265) (Building Products)	(a)(d)	6.375%	07/15/2022	1,025,000	981,437
Jeld-Wen, Inc. (Building Products)	(a)	4.875%	12/15/2027	50,000	46,500
JPW Industries Holding Corp. (Machinery)	(a)	9.000%	10/01/2024	350,000	364,000

62	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
KAR Auction Services, Inc. (Commercial Svs. & Supplies)	(a)	5.125%	06/01/2025	$575,000	$549,125
Masonite International Corp. (Building Products)	(a)	5.625%	03/15/2023	325,000	332,215
Matthews International Corp. (Commercial Svs. & Supplies)	(a)	5.250%	12/01/2025	325,000	311,188
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	6.125%	12/01/2022	950,000	971,375
Multi-Color Corp. (Commercial Svs. & Supplies)	(a)	4.875%	11/01/2025	275,000	256,094
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.500%	10/01/2021	625,000	628,125
Nielsen Co. Luxembourg SARL / The (Professional Svs.)	(a)	5.000%	02/01/2025	300,000	285,750
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.250%	08/15/2022	175,000	173,252
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	4.500%	03/15/2023	200,000	189,960
Park Aerospace Holdings Ltd. (Trading Companies & Distributors)	(a)	5.500%	02/15/2024	2,025,000	1,999,262
Pisces Midco, Inc. (Building Products)	(a)	8.000%	04/15/2026	775,000	745,395
Ritchie Bros. Auctioneers, Inc. (Commercial Svs. & Supplies)	(a)	5.375%	01/15/2025	225,000	218,250
Sensata Technologies BV (Electrical Equip.)	(a)	5.625%	11/01/2024	225,000	233,438
Sensata Technologies U.K. Financing Co. PLC (Electrical Equip.)	(a)	6.250%	02/15/2026	225,000	234,000
Tempo Acquisition, LLC / Tempo Acquisition Finance Corp. (Professional Svs.)	(a)	6.750%	06/01/2025	1,700,000	1,632,000
Tervita 2018 Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	150,000	153,000
Tervita Escrow Corp. (Commercial Svs. & Supplies)	(a)	7.625%	12/01/2021	700,000	714,000
Titan Acquisition Ltd. / Titan Co-Borrower, LLC (Machinery)	(a)	7.750%	04/15/2026	600,000	559,500
TransDigm U.K. Holdings PLC (Aerospace & Defense)	(a)	6.875%	05/15/2026	200,000	202,750
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	275,000
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	552,915
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	650,000	661,375
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	350,000	353,937
TransDigm, Inc. (Aerospace & Defense)		6.375%	06/15/2026	850,000	843,625
Trident Merger Sub, Inc. (Machinery)	(a)	6.625%	11/01/2025	700,000	682,500
U.S.G. Corp. (Building Products)	(a)	4.875%	06/01/2027	450,000	460,125
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	07/15/2025	300,000	302,250
United Rentals North America, Inc. (Trading Companies & Distributors)		5.875%	09/15/2026	200,000	201,500
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	05/15/2027	350,000	339,500
United Rentals North America, Inc. (Trading Companies & Distributors)		4.875%	01/15/2028	675,000	626,906
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	432,969
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	06/15/2024	1,050,000	1,031,625
Wrangler Buyer Corp. (Commercial Svs. & Supplies)	(a)	6.000%	10/01/2025	325,000	307,125

					23,262,124

INFORMATION TECHNOLOGY – 8.4%
BMC Software Finance, Inc. (Software)	(a)	8.125%	07/15/2021	1,400,000	1,431,500
CDK Global, Inc. (Software)		5.875%	06/15/2026	150,000	153,188
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2023	550,000	550,495
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	475,000	484,500
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2025	100,000	98,250
CommScope Technologies LLC (Communications Equip.)	(a)	6.000%	06/15/2025	325,000	331,906
CommScope Technologies LLC (Communications Equip.)	(a)	5.000%	03/15/2027	200,000	188,250
CommScope, Inc. (Communications Equip.)	(a)	5.500%	06/15/2024	375,000	376,875
Dell International LLC / EMC Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	1,375,000	1,456,715
Entegris, Inc. (Semiconductors & Equip.)	(a)	4.625%	02/10/2026	700,000	666,750
First Data Corp. (IT Svs.)	(a)	7.000%	12/01/2023	675,000	703,067
First Data Corp. (IT Svs.)	(a)	5.000%	01/15/2024	550,000	545,875
First Data Corp. (IT Svs.)	(a)	5.750%	01/15/2024	1,925,000	1,923,749
Gartner, Inc. (IT Svs.)	(a)	5.125%	04/01/2025	350,000	348,250
Infor Software Parent, LLC / Infor Software Parent, Inc. (Software)	(a)(c)	7.125%, 7.875 PIK	05/01/2021	1,500,000	1,503,750
Infor U.S., Inc. (Software)		6.500%	05/15/2022	1,675,000	1,681,281
Informatica LLC (Software)	(a)	7.125%	07/15/2023	1,100,000	1,111,242
Match Group, Inc. (Internet Software & Svs.)	(a)	5.000%	12/15/2027	675,000	627,750
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	350,000	347,375
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	325,000	321,750
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	233,156
Nuance Communications, Inc. (Software)	(a)	5.375%	08/15/2020	364,000	364,000
Nuance Communications, Inc. (Software)		6.000%	07/01/2024	300,000	302,625
Nuance Communications, Inc. (Software)		5.625%	12/15/2026	975,000	953,072
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	8.625%	11/15/2024	1,400,000	1,407,000
Riverbed Technology, Inc. (Communications Equip.)	(a)	8.875%	03/01/2023	1,025,000	971,700
RP Crown Parent, LLC (Software)	(a)	7.375%	10/15/2024	1,200,000	1,235,640
Sabre GLBL, Inc. (IT Svs.)	(a)	5.375%	04/15/2023	425,000	429,250
Solera, LLC / Solera Finance, Inc. (Software)	(a)	10.500%	03/01/2024	950,000	1,055,098
Sophia LP / Sophia Finance, Inc. (Software)	(a)	9.000%	09/30/2023	825,000	866,147
TTM Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	5.625%	10/01/2025	600,000	585,000
Vantiv, LLC / Vantiv Issuer Corp. (IT Svs.)	(a)	4.375%	11/15/2025	200,000	190,844
VeriSign, Inc. (Internet Software & Svs.)		4.750%	07/15/2027	200,000	190,940
Versum Materials, Inc. (Semiconductors & Equip.)	(a)	5.500%	09/30/2024	350,000	354,865

					23,991,855

63	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS – 9.6%
ARD Finance SA (Containers & Packaging)	(c)	7.125%, 7.875 PIK	09/15/2023	$1,250,000	$1,253,125
Ardagh Packaging Finance PLC / Ardagh Holdings, U.S.A., Inc. (Containers & Packaging)	(a)	7.250%	05/15/2024	1,625,000	1,690,000
Ardagh Packaging Finance PLC / Ardagh Holdings, U.S.A., Inc. (Containers & Packaging)	(a)	6.000%	02/15/2025	400,000	389,500
Berry Global, Inc. (Containers & Packaging)		5.500%	05/15/2022	1,325,000	1,336,792
Berry Global, Inc. (Containers & Packaging)		6.000%	10/15/2022	75,000	77,194
BWAY Holding Co. (Containers & Packaging)	(a)	5.500%	04/15/2024	900,000	877,500
BWAY Holding Co. (Containers & Packaging)	(a)	7.250%	04/15/2025	1,875,000	1,828,125
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	650,000	607,750
Clearwater Paper Corp. (Paper & Forest Products)	(a)	5.375%	02/01/2025	625,000	566,406
Coeur Mining, Inc. (Metals & Mining)		5.875%	06/01/2024	725,000	699,625
Compass Minerals International, Inc. (Acquired 10/06/2016 through 10/27/2016, Cost $951,781) (Metals & Mining)	(a)(d)	4.875%	07/15/2024	1,000,000	937,800
Crown Americas, LLC / Crown Americas Capital Corp. VI (Containers & Packaging)	(a)	4.750%	02/01/2026	475,000	451,250
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	6.875%	01/15/2025	1,850,000	1,780,625
Flex Acquisition Co., Inc. (Containers & Packaging)	(a)	7.875%	07/15/2026	475,000	473,147
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	1,050,000	992,250
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	1,100,000	998,250
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	1,125,000	1,053,450
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.250%	01/15/2023	225,000	231,750
Hudbay Minerals, Inc. (Metals & Mining)	(a)	7.625%	01/15/2025	425,000	445,188
Koppers, Inc. (Chemicals)	(a)	6.000%	02/15/2025	400,000	400,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.875%	08/15/2023	225,000	227,531
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	5.375%	01/15/2025	175,000	170,625
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(a)	6.375%	08/15/2025	600,000	615,000
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	246,375
Platform Specialty Products Corp. (Chemicals)	(a)	6.500%	02/01/2022	2,300,000	2,340,250
Platform Specialty Products Corp. (Chemicals)	(a)	5.875%	12/01/2025	225,000	219,938
PQ Corp. (Chemicals)	(a)	5.750%	12/15/2025	100,000	99,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,284,068	1,288,883
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(a)	7.000%	07/15/2024	1,125,000	1,148,906
Sealed Air Corp. (Containers & Packaging)	(a)	5.500%	09/15/2025	300,000	308,250
Standard Industries Inc. (Construction Materials)	(a)	6.000%	10/15/2025	475,000	476,187
Standard Industries Inc. (Construction Materials)	(a)	5.000%	02/15/2027	1,200,000	1,119,000
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	201,750
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	126,094
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	356,563
Steel Dynamics, Inc. (Metals & Mining)		5.000%	12/15/2026	225,000	225,000
Teck Resources Ltd. (Metals & Mining)	(a)	8.500%	06/01/2024	200,000	219,250
Teck Resources Ltd. (Metals & Mining)		6.125%	10/01/2035	775,000	778,875
Teck Resources Ltd. (Metals & Mining)		6.000%	08/15/2040	175,000	169,750

					27,426,954

REAL ESTATE – 0.6%
HUB International Ltd. (Real Estate Mgmt. & Development)	(a)	7.000%	05/01/2026	1,750,000	1,728,125

TELECOMMUNICATION SERVICES – 4.2%
Altice France SA (Diversified Telecom. Svs.)	(a)	6.250%	05/15/2024	400,000	388,500
Altice France SA (Diversified Telecom. Svs.)	(a)	7.375%	05/01/2026	2,075,000	2,028,727
Altice Luxembourg SA (Wireless Telecom. Svs.)	(a)	7.625%	02/15/2025	1,575,000	1,449,000
CSC Holdings, LLC (Diversified Telecom. Svs.)	(a)	6.625%	10/15/2025	300,000	307,125
Digicel Group Ltd. (Wireless Telecom. Svs.)	(a)	8.250%	09/30/2020	200,000	151,000
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	825,000	792,000
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	825,000	817,781
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	750,000	777,656
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	375,000	378,596
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	1,950,000	1,998,750
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	03/01/2026	325,000	331,094
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	154,950
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	650,350
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	233,438
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.125%	04/15/2025	675,000	678,375
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	334,653
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		5.375%	04/15/2027	200,000	194,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		4.750%	02/01/2028	250,000	231,250

					11,897,745

UTILITIES – 3.5%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.625%	05/20/2024	100,000	98,375
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.500%	05/20/2025	275,000	266,406
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	1,200,000	1,170,000
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.750%	05/20/2027	200,000	190,000
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	1,525,000	1,394,422

64	(continued)

Ohio National Fund, Inc.	ON Federated High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Calpine Corp. (Ind. Power & Renewable Elec.)	(a	)	5.250%	06/01/2026	$150,000	$141,375
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)			6.500%	05/01/2021	375,000	344,063
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)			6.750%	01/15/2022	500,000	452,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)			6.750%	06/15/2023	850,000	741,625
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			6.250%	05/01/2024	825,000	845,625
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			7.250%	05/15/2026	1,075,000	1,144,875
NRG Energy, Inc. (Ind. Power & Renewable Elec.)			6.625%	01/15/2027	250,000	256,875
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)			5.500%	06/01/2024	1,150,000	1,115,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)			5.875%	03/01/2027	600,000	561,000
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a	)	4.250%	01/31/2023	75,000	72,375
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a	)	6.625%	06/15/2025	150,000	159,750
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(a	)	5.000%	01/31/2028	1,125,000	1,065,937

						10,020,703

Total Corporate Bonds (Cost $281,655,356)						$275,232,332

Money Market Funds – 3.1%					Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class					8,902,562	$8,902,562

Total Money Market Funds (Cost $8,903,027)						$8,902,562

Total Investments – 99.2% (Cost $290,558,383)	(f	)				$284,134,894
Other Assets in Excess of Liabilities – 0.8%						2,361,785

Net Assets – 100.0%						$286,496,679

Percentages are stated as a percent of net assets.

Abbreviations:

PIK: Payment-in-Kind

QL: Quarterly U.S. LIBOR Rate, 2.336% on 06/30/2018

Footnotes:

(a)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2018, the value of these securities totaled $169,697,711, or 59.2% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents a security that is in default. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).
(d)	Represents a security deemed to be illiquid. At June 30, 2018, the value of illiquid securities in the Portfolio totaled $2,549,737, or 0.9% of the Portfolio’s net assets.
(e)

Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2018.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

65

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Unaudited)

Objective/Strategy

The ON ClearBridge Small Cap Portfolio (formerly the ClearBridge Small Cap Portfolio) seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of June 30, 2018

Average Annual returns
One year	11.11%
Five years	11.79%
Ten years	10.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.89% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON ClearBridge Small Cap Portfolio returned 5.50% versus 7.66% for its benchmark, the Russell 2000 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. There were no unusual conditions, investment strategies, or techniques that materially affected the Portfolio’s relative performance during the reporting period. Of course, we constantly monitor valuations and opportunities in the market, so that we can position the Portfolio optimally from a risk-return perspective. For example, our sector performance and weighting may change over a period, based on market conditions.

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Relative to the benchmark, stock selection was the main detractor from the Portfolio’s performance. Stock selection in the Materials, Energy and Financials sectors detracted the most from relative performance. An underweight allocation to the Health Care sector also detracted from relative returns. Meanwhile, stock selection in the Information Technology (“IT”), Industrials and Health Care sectors contributed positively to relative returns. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. HealthEquity, Inc. (“HealthEquity”), in the Health Care sector, is a health care savings provider and the top contributor. HealthEquity performed well during the first quarter as the company reported continued growth in the number and size of health savings accounts (HSAs) it manages. The results showed that HealthEquity’s differentiated platform and service continue to allow HealthEquity to outpace the growth of the market. We believe HealthEquity’s key differentiators will likely result in value creation that is yet to be fully reflected in the stock price. (1)

Q2 Holdings, Inc. (“Q2”), in the IT sector, was another to contributor, and provides cloud-based digital banking solutions to banks. Q2 delivered better than expected first-quarter results and raised guidance for the second quarter. The company has also made many new deals with Tier-1 banks and has a backlog of revenue to realize, much of it in the next 24 months. (1)

Encompass Health Corp., in the Health Care sector, was another contributor and is one of the country’s largest post-acute health care service providers. Encompass Health Corp. reported a strong first quarter, beating earnings expectations and raising guidance on the strength of solid operating results, a good balance sheet and easing regulatory burdens. (1)

Clearwater Paper Corp. (“Clearwater”), in the Materials sector, is a pulp and paper product manufacturer and top detractor. The stock fell significantly on first-quarter results that featured lower operating and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) margins and faces competitive pressure in retail tissue and rising input costs. We have been disappointed with Clearwater’s inability to improve margins, despite numerous initiatives to cut costs. The loss of a major customer (The Kroger Co.) appears to have left Clearwater as the marginal-cost supplier in the industry. With no remaining variant perception about the company, we exited the position in the second quarter.(1)

Smart Sand, Inc. (“Smart Sand”), in the Energy sector, provides industrial sand for use in hydraulic fracturing operations in the oil and gas industry and was the second largest detractor. Smart Sand has been benefiting from its cost advantage, its high percentage of capacity under take-or-pay contracts, its strong balance sheet and its large insider ownership. While the robust global economy is creating a healthy backdrop for the energy complex, concerns about an oversupply of sand have hurt Smart Sand, but we believe it will continue to earn good returns. (1)

REV Group, Inc. (“REV Group”), in the Industrials sector, manufactures specialty vehicles for fire, emergency, recreational and commercial uses, and was another detractor. REV Group suffered a sharp selloff in March after it posted its first year-over-year EBITDA margin degradation as a public company in its first quarter10-Q release. While margins improved in the company’s recovering recreation segment, they decreased in the more stable fire & emergency and commercial segments. Management blamed timing of large-scale purchases and shortages of truck chassis and kept fiscal year 2018 EBITDA guidance flat, as its backlog increased significantly, but the market was uncomfortable with the profit increase required in the second half of the year to reach its targets. We believe REV Group’s competitive position is still strong, but we are watching the company’s supply chain. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio did not use derivatives during the period. During the period, the Portfolio invested in IPOs of nLight, Inc. (17 basis points of contribution), BJ’s Wholesale Club Holdings, Inc. (12 basis points), Origin

66	(continued)

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Unaudited) (Continued)

Bancorp, Inc. (5 basis points), and Avalara, Inc. (1 basis point), each of which contributed positively to performance. Another IPO, Liberty Oilfield Services, Inc. Class A (-4 basis points), detracted. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	98.1
Money Market Funds and Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Gray Television, Inc.	2.9
2.	Web.com Group, Inc.	2.5
3.	First Interstate BancSystem, Inc. Class A	2.1
4.	Aaron’s, Inc.	2.1
5.	Cadence BanCorp	2.0
6.	HealthEquity, Inc.	2.0
7.	Black Hills Corp.	1.9
8.	Encompass Health Corp.	1.9
9.	OneMain Holdings, Inc.	1.9
10.	Sprouts Farmers Market, Inc.	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Financials	19.4
Information Technology	18.4
Industrials	16.6
Health Care	12.0
Consumer Discretionary	11.7
Real Estate	6.4
Energy	3.8
Consumer Staples	3.3
Utilities	3.1
Materials	2.4
Telecommunication Services	1.0

98.1

67

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 98.1%			Shares	Value
CONSUMER DISCRETIONARY – 11.7%
Aaron’s, Inc. (Specialty Retail)			120,000	$5,214,000
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a	)	101,850	3,126,795
Gray Television, Inc. (Media)	(a	)	456,750	7,216,650
Hudson Ltd. Class A (Specialty Retail)	(a	)	149,853	2,620,929
Monro, Inc. (Specialty Retail)			54,297	3,154,656
Murphy U.S.A., Inc. (Specialty Retail)	(a	)	56,040	4,163,211
Service Corp. International (Diversified Consumer Svs.)			101,140	3,619,801

				29,116,042

CONSUMER STAPLES – 3.3%
BJ’s Wholesale Club Holdings, Inc. (Food & Staples Retailing)	(a	)	46,120	1,090,738
Inter Parfums, Inc. (Personal Products)			48,610	2,600,635
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a	)	209,100	4,614,837

				8,306,210

ENERGY – 3.8%
Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a	)	262,210	3,851,865
Liberty Oilfield Services, Inc. Class A (Energy Equip. & Svs.)	(a	)	171,350	3,207,672
Smart Sand, Inc. (Energy Equip. & Svs.)	(a	)	476,560	2,530,533

				9,590,070

FINANCIALS – 19.4%
Assured Guaranty Ltd. (Insurance)			67,820	2,423,208
Beneficial Bancorp, Inc. (Thrifts & Mortgage Finance)			135,049	2,187,794
Cadence BanCorp (Banks)			173,940	5,021,648
Encore Capital Group, Inc. (Consumer Finance)	(a	)	79,040	2,892,864
Essent Group Ltd. (Thrifts & Mortgage Finance)	(a	)	48,500	1,737,270
First Interstate BancSystem, Inc. Class A (Banks)			126,630	5,343,786
Kinsale Capital Group, Inc. (Insurance)			54,600	2,995,356
LegacyTexas Financial Group, Inc. (Banks)			95,293	3,718,333
Main Street Capital Corp. (Capital Markets)			51,707	1,967,968
NMI Holdings, Inc. Class A (Thrifts & Mortgage Finance)	(a	)	116,914	1,905,698
OneMain Holdings, Inc. (Consumer Finance)	(a	)	141,900	4,723,851
Origin Bancorp, Inc. (Banks)			18,480	756,571
PennantPark Investment Corp. (Capital Markets)			297,943	2,087,091
ProAssurance Corp. (Insurance)			53,850	1,908,982
Radian Group, Inc. (Thrifts & Mortgage Finance)			113,680	1,843,890
TriState Capital Holdings, Inc. (Banks)	(a	)	109,668	2,862,335
Washington Federal, Inc. (Thrifts & Mortgage Finance)			124,140	4,059,378

				48,436,023

HEALTH CARE – 12.0%
Akebia Therapeutics, Inc. (Biotechnology)	(a	)	88,941	887,631
Amarin Corp. PLC – ADR (Biotechnology)	(a	)	925,850	2,860,877
Cotiviti Holdings, Inc. (Health Care Technology)	(a	)	40,479	1,786,338
Dynavax Technologies Corp. (Biotechnology)	(a	)	125,340	1,911,435
Encompass Health Corp. (Health Care Providers & Svs.)			70,970	4,806,088
HealthEquity, Inc. (Health Care Providers & Svs.)	(a	)	66,200	4,971,620
Keryx Biopharmaceuticals, Inc. (Biotechnology)	(a	)	266,592	1,002,386
Lexicon Pharmaceuticals, Inc. (Biotechnology)	(a	)	226,050	2,712,600
Quotient Ltd. (Health Care Equip. & Supplies)	(a	)	470,430	3,777,553
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	60,540	2,839,326
Tivity Health, Inc. (Health Care Providers & Svs.)	(a	)	67,440	2,373,888

				29,929,742

INDUSTRIALS – 16.6%
Allegiant Travel Co. (Airlines)			18,560	2,578,912
Continental Building Products, Inc. (Building Products)	(a	)	83,030	2,619,597
Dycom Industries, Inc. (Construction & Engineering)	(a	)	20,000	1,890,200
EnPro Industries, Inc. (Machinery)			34,120	2,386,694

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Foundation Building Materials, Inc. (Trading Companies & Distributors)	(a	)	180,210	$2,771,630
GATX Corp. (Trading Companies & Distributors)			32,160	2,387,237
HEICO Corp. (Aerospace & Defense)			42,771	3,119,307
ICF International, Inc. (Professional Svs.)			32,986	2,343,655
Landstar System, Inc. (Road & Rail)			23,711	2,589,241
Marten Transport Ltd. (Road & Rail)			119,546	2,803,354
MRC Global, Inc. (Trading Companies & Distributors)	(a	)	161,970	3,509,890
REV Group, Inc. (Machinery)			112,090	1,906,651
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)	(a	)	68,640	2,977,603
Team, Inc. (Commercial Svs. & Supplies)	(a	)	107,830	2,490,873
Textainer Group Holdings Ltd. (Trading Companies & Distributors)	(a	)	134,000	2,130,600
Triton International Ltd. (Trading Companies & Distributors)			94,890	2,909,327

				41,414,771

INFORMATION TECHNOLOGY – 18.4%
2U, Inc. (Internet Software & Svs.)	(a	)	44,827	3,745,744
Blackline, Inc. (Software)	(a	)	62,270	2,704,386
EVERTEC, Inc. (IT Svs.)			110,670	2,418,140
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	33,120	1,988,856
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)			102,570	4,133,571
MTS Systems Corp. (Electronic Equip., Instr. & Comp.)			52,800	2,779,920
nLight, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	31,790	1,050,977
Q2 Holdings, Inc. (Internet Software & Svs.)	(a	)	59,580	3,399,039
Rapid7, Inc. (Software)	(a	)	113,270	3,196,479
RingCentral, Inc. Class A (Software)	(a	)	36,030	2,534,710
Semtech Corp. (Semiconductors & Equip.)	(a	)	46,010	2,164,771
Tower Semiconductor Ltd. (Semiconductors & Equip.)	(a	)	170,000	3,741,700
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a	)	85,482	1,218,119
Web.com Group, Inc. (Internet Software & Svs.)	(a	)	239,800	6,198,830
WNS Holdings Ltd. – ADR (IT Svs.)	(a	)	85,910	4,482,784

				45,758,026

MATERIALS – 2.4%
U.S. Concrete, Inc. (Construction Materials)	(a	)	34,000	1,785,000
Venator Materials PLC (Chemicals)	(a	)	251,810	4,119,612

				5,904,612

REAL ESTATE – 6.4%
American Homes 4 Rent Class A (Equity REIT)			137,790	3,056,182
Lexington Realty Trust (Equity REIT)			422,000	3,684,060
Realogy Holdings Corp. (Real Estate Mgmt. & Development)			114,900	2,619,720
STORE Capital Corp. (Equity REIT)			108,880	2,983,312
Summit Hotel Properties, Inc. (Equity REIT)			251,910	3,604,832

				15,948,106

TELECOMMUNICATION SERVICES – 1.0%
ORBCOMM, Inc. (Diversified Telecom. Svs.)	(a	)	250,270	2,527,727

UTILITIES – 3.1%
Black Hills Corp. (Multi-Utilities)			79,070	4,839,875
PNM Resources, Inc. (Electric Utilities)			73,420	2,856,038

				7,695,913

Total Common Stocks (Cost $209,677,027)				$244,627,242

Money Market Funds – 1.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			2,921,303	$2,921,303

Total Money Market Funds (Cost $2,921,595)				$2,921,303

Total Investments – 99.3% (Cost $212,598,622)	(b	)		$247,548,545
Other Assets in Excess of Liabilities – 0.7%				1,688,589

Net Assets – 100.0%				$249,237,134

68	(continued)

Ohio National Fund, Inc.	ON ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

69

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited)

Objective/Strategy

The ON Nasdaq-100® Index Portfolio (formerly the Nasdaq-100® Index Portfolio) seeks long-term growth of capital by investing, under normal circumstances, more than 80% of its assets in the common stocks of companies composing the Nasdaq-100® Index.

Performance as of June 30, 2018

Average Annual returns
One year	25.49%
Five years	20.16%
Ten years	15.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.45% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Nasdaq-100® Index Portfolio returned 10.44% versus 10.65% for its benchmark, the Nasdaq-100® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the Nasdaq-100® Index. There were no material market events or changes in strategy for the period that impacted the Portfolio’s relative return. Sources of performance variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any performance variance between the Portfolio and its benchmark. (1)

Information Technology, the largest sector, and Consumer Discretionary, significantly contributed to the strong benchmark return for the six-month period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were Amazon Inc., Microsoft Corp., and Apple, Inc. These three contributors account for roughly 30% of the index market capitalization. The largest detractors from the Portfolio and benchmark returns for the period were Comcast Corp. Class A, Celgene Corp., and The Kraft Heinz Co. The combined exposure for these three laggards were almost 4% in total benchmark and Portfolio weight. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses Nasdaq-100® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to Portfolio net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The Portfolio management team added two new members during the period, bringing the total team to a staff of eight. There were no material changes to the investment strategy or stock selection process during this reporting period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market. The index presented includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

70	(continued)

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	99.4
Money Market Funds and Other Net Assets	0.6

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	11.3
2.	Amazon.com, Inc.	10.3
3.	Microsoft Corp.	9.5
4.	Facebook, Inc. Class A	5.8
5.	Alphabet, Inc. Class C	4.9
6.	Alphabet, Inc. Class A	4.2
7.	Intel Corp.	2.9
8.	Cisco Systems, Inc.	2.5
9.	Netflix, Inc.	2.1
10.	Comcast Corp. Class A	1.9

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	60.5
Consumer Discretionary	22.9
Health Care	9.2
Consumer Staples	4.0
Industrials	2.0
Telecommunication Services	0.8

99.4

71

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.4%			Shares	Value
CONSUMER DISCRETIONARY – 22.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	23,844	$40,530,031
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	2,367	4,798,122
Charter Communications, Inc. Class A (Media)	(a	)	11,669	3,421,468
Comcast Corp. Class A (Media)			225,657	7,403,806
Ctrip.com International Ltd. – ADR (Internet & Direct Marketing Retail)	(a	)	22,894	1,090,441
DISH Network Corp. Class A (Media)	(a	)	11,250	378,113
Dollar Tree, Inc. (Multiline Retail)	(a	)	11,684	993,140
Expedia Group, Inc. (Internet & Direct Marketing Retail)			6,749	811,162
Hasbro, Inc. (Leisure Products)			6,139	566,691
JD.com, Inc. – ADR (Internet & Direct Marketing Retail)	(a	)	45,338	1,765,915
Liberty Global PLC Class A (Media)	(a	)	10,662	293,631
Liberty Global PLC Class C (Media)	(a	)	28,017	745,532
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)			17,364	2,198,282
Netflix, Inc. (Internet & Direct Marketing Retail)	(a	)	21,361	8,361,336
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	4,025	1,101,119
Qurate Retail, Inc. (Internet & Direct Marketing Retail)	(a	)	21,639	459,180
Ross Stores, Inc. (Specialty Retail)			18,606	1,576,859
Sirius XM Holdings, Inc. (Media)			220,083	1,489,962
Starbucks Corp. (Hotels, Restaurants & Leisure)			67,812	3,312,616
Tesla, Inc. (Automobiles)	(a	)	8,344	2,861,575
Twenty-First Century Fox, Inc. Class A (Media)			51,794	2,573,644
Twenty-First Century Fox, Inc. Class B (Media)			39,239	1,933,306
Ulta Beauty, Inc. (Specialty Retail)	(a	)	2,974	694,310
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)			5,336	892,926

				90,253,167

CONSUMER STAPLES – 4.0%
Costco Wholesale Corp. (Food & Staples Retailing)			21,563	4,506,236
Kraft Heinz Co. / The (Food Products)			59,909	3,763,483
Mondelez International, Inc. Class A (Food Products)			72,484	2,971,844
Monster Beverage Corp. (Beverages)	(a	)	27,650	1,584,345
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)			48,730	2,924,531

				15,750,439

HEALTH CARE – 9.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a	)	10,934	1,357,456
Align Technology, Inc. (Health Care Equip. & Supplies)	(a	)	3,938	1,347,347
Amgen, Inc. (Biotechnology)			32,516	6,002,128
Biogen, Inc. (Biotechnology)	(a	)	10,369	3,009,499
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a	)	8,684	818,033
Celgene Corp. (Biotechnology)	(a	)	35,618	2,828,782
Cerner Corp. (Health Care Technology)	(a	)	16,305	974,876
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)			11,176	489,173
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a	)	27,603	2,131,228
Gilead Sciences, Inc. (Biotechnology)			63,894	4,526,251
Henry Schein, Inc. (Health Care Providers & Svs.)	(a	)	7,569	549,812
Hologic, Inc. (Health Care Equip. & Supplies)	(a	)	13,416	533,286
IDEXX Laboratories, Inc. (Health Care Equip. & Supplies)	(a	)	4,268	930,168
Illumina, Inc. (Life Sciences Tools & Svs.)	(a	)	7,223	2,017,312
Incyte Corp. (Biotechnology)	(a	)	10,416	697,872
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a	)	5,567	2,663,698
Mylan N.V. (Pharmaceuticals)	(a	)	25,330	915,426

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a	)	5,206	$1,796,018
Shire PLC – ADR (Biotechnology)			3,356	566,493
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a	)	12,522	2,128,239

				36,283,097

INDUSTRIALS – 2.0%
American Airlines Group, Inc. (Airlines)			23,005	873,270
Cintas Corp. (Commercial Svs. & Supplies)			5,244	970,507
CSX Corp. (Road & Rail)			43,014	2,743,433
Fastenal Co. (Trading Companies & Distributors)			14,137	680,414
J.B. Hunt Transport Services, Inc. (Road & Rail)			5,393	655,519
PACCAR, Inc. (Machinery)			17,288	1,071,165
Verisk Analytics, Inc. (Professional Svs.)	(a	)	8,121	874,144

				7,868,452

INFORMATION TECHNOLOGY – 60.5%
Activision Blizzard, Inc. (Software)			37,405	2,854,750
Adobe Systems, Inc. (Software)	(a	)	24,200	5,900,202
Alphabet, Inc. Class A (Internet Software & Svs.)	(a	)	14,676	16,571,992
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	17,147	19,130,050
Analog Devices, Inc. (Semiconductors & Equip.)			18,226	1,748,238
Apple, Inc. (Tech. Hardware, Storage & Periph.)			241,527	44,709,063
Applied Materials, Inc. (Semiconductors & Equip.)			49,535	2,288,022
ASML Holding N.V. (Semiconductors & Equip.)			3,674	727,342
Autodesk, Inc. (Software)	(a	)	10,767	1,411,446
Automatic Data Processing, Inc. (IT Svs.)			21,647	2,903,729
Baidu, Inc. – ADR (Internet Software & Svs.)	(a	)	13,795	3,352,185
Broadcom, Inc. (Semiconductors & Equip.)			20,184	4,897,446
CA, Inc. (Software)			20,472	729,827
Cadence Design Systems, Inc. (Software)	(a	)	13,853	599,973
Check Point Software Technologies Ltd. (Software)	(a	)	7,815	763,369
Cisco Systems, Inc. (Communications Equip.)			231,097	9,944,104
Citrix Systems, Inc. (Software)	(a	)	6,660	698,234
Cognizant Technology Solutions Corp. Class A (IT Svs.)			28,791	2,274,201
eBay, Inc. (Internet Software & Svs.)	(a	)	48,843	1,771,047
Electronic Arts, Inc. (Software)	(a	)	15,078	2,126,300
Facebook, Inc. Class A (Internet Software & Svs.)	(a	)	117,866	22,903,721
Fiserv, Inc. (IT Svs.)	(a	)	20,119	1,490,617
Intel Corp. (Semiconductors & Equip.)			228,989	11,383,043
Intuit, Inc. (Software)			12,609	2,576,082
KLA-Tencor Corp. (Semiconductors & Equip.)			7,659	785,277
Lam Research Corp. (Semiconductors & Equip.)			8,061	1,393,344
Maxim Integrated Products, Inc. (Semiconductors & Equip.)			13,743	806,164
MercadoLibre, Inc. (Internet Software & Svs.)			2,170	648,678
Microchip Technology, Inc. (Semiconductors & Equip.)			11,550	1,050,472
Micron Technology, Inc. (Semiconductors & Equip.)	(a	)	56,990	2,988,556
Microsoft Corp. (Software)			377,547	37,229,910
NetEase, Inc. – ADR (Internet Software & Svs.)			3,751	947,765
NVIDIA Corp. (Semiconductors & Equip.)			29,828	7,066,253
Paychex, Inc. (IT Svs.)			17,655	1,206,719
PayPal Holdings, Inc. (IT Svs.)	(a	)	58,347	4,858,555
QUALCOMM, Inc. (Semiconductors & Equip.)			72,855	4,088,623
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)			14,106	796,566
Skyworks Solutions, Inc. (Semiconductors & Equip.)			8,947	864,728
Symantec Corp. (Software)			30,542	630,692
Synopsys, Inc. (Software)	(a	)	7,322	626,543
Take-Two Interactive Software, Inc. (Software)	(a	)	5,621	665,302

72

Ohio National Fund, Inc.	ON Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Texas Instruments, Inc. (Semiconductors & Equip.)			48,103	$5,303,356
Western Digital Corp. (Tech. Hardware, Storage & Periph.)			14,705	1,138,314
Workday, Inc. Class A (Software)	(a	)	7,184	870,126
Xilinx, Inc. (Semiconductors & Equip.)			12,452	812,617

				238,533,543

TELECOMMUNICATION SERVICES – 0.8%
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a	)	41,613	2,486,377
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)			23,329	567,128

				3,053,505

Total Common Stocks (Cost $275,870,904)				$391,742,203

Money Market Funds – 0.3%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			1,225,555	$1,225,555

Total Money Market Funds (Cost $1,225,656)				$1,225,555

Total Investments – 99.7% (Cost $277,096,560)	(b	)		$392,967,758
Other Assets in Excess of Liabilities – 0.3%	(c	)		1,025,520

Net Assets – 100.0%				$393,993,278

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $69,580 of cash pledged as collateral for the futures contracts outstanding at June 30, 2018. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2018 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
CME E-mini Nasdaq-100 Index - Long	12	September 21, 2018	$1,729,077	$1,696,020	$(33,057)	$385,270

The accompanying notes are an integral part of these financial statements.

73

Ohio National Fund, Inc.	ON Bristol Portfolio (Unaudited)

Objective/Strategy

The ON Bristol Portfolio (formerly the Bristol Portfolio) seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2018

Average Annual returns
One year	13.83%
Five years	15.64%
Ten years	9.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.82% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Bristol Portfolio returned 0.53% versus 2.65% for its benchmark, the S&P 500 Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. While market concerns regarding the impacts from trade conflicts between the U.S. and China, the North American Free Trade Agreement (“NAFTA”) nations, and the European Union affected the performance of both the benchmark and the ON Bristol Portfolio, stock selection contributed significantly to the underperformance in the first half of the year. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selections in Industrials and Consumer Staples contributed to relative performance, while top detractors were stock selection within Information Technology and Consumer Discretionary. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top relative contributors included an overweight position in Amazon.com, Inc., as the company reported significant profit upside, in part driven by upside in a new advertising growth driver. An underweight to QUALCOMM, Inc. contributed, as the Chinese government restarted the review of Qualcomm’s acquisition of NXP Semiconductors N.V. after delays due to trade tensions. An overweight to CSX Corp. contributed, as the Company announced that it was on track to meet or exceed long-term operating margin goals despite a rocky start in 2017. (1)

Top detractors included Commscope Holding Co., Inc., as its management lowered guidance significantly due to significant price concessions to win contracts. Lincoln National Corp. showed underperformance similar to its life insurance peer group and fear of impacts from trade conflicts drove declines in longer-term U.S. interest rates. Norwegian Cruise Line Holdings, Ltd. had a relatively weak recovery in Eastern Caribbean bookings after the 2017 hurricanes. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented includes the effects of reinvested dividends.

74	(continued)

Ohio National Fund, Inc.	ON Bristol Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	99.2
Money Market Funds and Other Net Assets	0.8

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Amazon.com, Inc.	5.0
2.	Apple, Inc.	3.4
3.	Alphabet, Inc. Class C	2.7
4.	CBS Corp. Class B	2.7
5.	Marvell Technology Group Ltd.	2.6
6.	AT&T, Inc.	2.5
7.	Citigroup, Inc.	2.4
8.	Bank of America Corp.	2.4
9.	Facebook, Inc. Class A	2.4
10.	Goldman Sachs Group, Inc. / The	2.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	18.9
Information Technology	17.5
Industrials	17.4
Financials	16.1
Consumer Staples	10.6
Health Care	9.8
Energy	4.3
Telecommunication Services	2.5
Materials	2.1

99.2

75	(continued)

Ohio National Fund, Inc.	ON Bristol Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.2%			Shares	Value
CONSUMER DISCRETIONARY – 18.9%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	5,758	$9,787,448
CBS Corp. Class B (Media)			93,975	5,283,274
General Motors Co. (Automobiles)			67,629	2,664,583
McDonald’s Corp. (Hotels, Restaurants & Leisure)			24,974	3,913,176
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	76,309	3,605,600
PVH Corp. (Textiles, Apparel & Luxury Goods)			25,280	3,784,922
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			88,553	4,136,311
Walt Disney Co. / The (Media)			39,151	4,103,416

				37,278,730

CONSUMER STAPLES – 10.6%
Coca-Cola Co. / The (Beverages)			71,390	3,131,165
Conagra Brands, Inc. (Food Products)			83,683	2,989,994
Kraft Heinz Co. / The (Food Products)			54,588	3,429,218
Mondelez International, Inc. Class A (Food Products)			85,776	3,516,816
PepsiCo, Inc. (Beverages)			35,976	3,916,707
Walmart, Inc. (Food & Staples Retailing)			45,793	3,922,171

				20,906,071

ENERGY – 4.3%
Chevron Corp. (Oil, Gas & Consumable Fuels)			3,872	492,180
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)			33,054	4,112,909
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)			20,965	3,967,417

				8,572,506

FINANCIALS – 16.1%
Bank of America Corp. (Banks)			170,897	4,817,587
Capital One Financial Corp. (Consumer Finance)			34,011	3,125,611
Citigroup, Inc. (Banks)			72,162	4,829,081
Goldman Sachs Group, Inc. / The (Capital Markets)			20,742	4,575,063
JPMorgan Chase & Co. (Banks)			32,282	3,363,784
Lincoln National Corp. (Insurance)			53,671	3,341,020
MetLife, Inc. (Insurance)			92,839	4,047,780
Morgan Stanley (Capital Markets)			78,580	3,724,692

				31,824,618

HEALTH CARE – 9.8%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	63,210	4,269,835
Aetna, Inc. (Health Care Providers & Svs.)			21,784	3,997,364
Celgene Corp. (Biotechnology)	(a	)	51,025	4,052,406
Loxo Oncology, Inc. (Biotechnology)	(a	)	14,415	2,500,714

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Sage Therapeutics, Inc. (Biotechnology)	(a	)	21,486	$3,363,204
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			5,161	1,266,200

				19,449,723

INDUSTRIALS – 17.4%
Boeing Co. / The (Aerospace & Defense)			12,992	4,358,946
Deere & Co. (Machinery)			28,542	3,990,172
Evoqua Water Technologies Corp. (Machinery)	(a	)	141,135	2,893,268
FedEx Corp. (Air Freight & Logistics)			16,540	3,755,572
Kansas City Southern (Road & Rail)			36,802	3,899,540
Quanta Services, Inc. (Construction & Engineering)	(a	)	116,228	3,882,015
Rockwell Automation, Inc. (Electrical Equip.)			23,448	3,897,761
Union Pacific Corp. (Road & Rail)			28,495	4,037,172
XPO Logistics, Inc. (Air Freight & Logistics)	(a	)	37,590	3,765,766

				34,480,212

INFORMATION TECHNOLOGY – 17.5%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	4,787	5,340,617
Apple, Inc. (Tech. Hardware, Storage & Periph.)			36,582	6,771,694
Broadcom, Inc. (Semiconductors & Equip.)			16,252	3,943,385
Facebook, Inc. Class A (Internet Software & Svs.)	(a	)	24,422	4,745,683
Marvell Technology Group Ltd. (Semiconductors & Equip.)			238,781	5,119,465
Microsoft Corp. (Software)			26,511	2,614,250
NVIDIA Corp. (Semiconductors & Equip.)			10,147	2,403,824
Xilinx, Inc. (Semiconductors & Equip.)			57,694	3,765,110

				34,704,028

MATERIALS – 2.1%
DowDuPont, Inc. (Chemicals)			62,533	4,122,175

TELECOMMUNICATION SERVICES – 2.5%
AT&T, Inc. (Diversified Telecom. Svs.)			155,501	4,993,137

Total Common Stocks (Cost $188,176,207)				$196,331,200

Money Market Funds – 0.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			515,682	$515,682

Total Money Market Funds (Cost $515,709)				$515,682

Total Investments – 99.4% (Cost $188,691,916)	(b	)		$196,846,882
Other Assets in Excess of Liabilities – 0.6%				1,117,759

Net Assets – 100.0%				$197,964,641

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Bryton Growth Portfolio (Unaudited)

Objective/Strategy

The ON Bryton Growth Portfolio (formerly the Bryton Growth Portfolio) seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2018

Average Annual returns
One year	26.64%
Five years	12.77%
Ten years	8.72%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.98% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Bryton Growth Portfolio returned 15.25% versus 9.70% for its benchmark, the Russell 2000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. While market concerns regarding the impacts from trade conflicts between the U.S. and China, the North American Free Trade Agreement (“NAFTA”) nations, and the European Union have impacted the benchmark, the ON Bryton Growth Portfolio has continued to outperform, as stock selection contributed significantly to outperformance. Additionally, small cap stocks are generally seen as more immune to the international saber rattling, as they are more domestically oriented. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Stock selection in Information Technology and Health Care contributed to the Portfolio’s relative outperformance, while top detractors were sector allocation within Industrials and stock selection within Materials. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top relative contributor was Tandem Diabetes Care, Inc. After doing an additional equity offering during the first quarter, which put the company’s balance sheet on more stable footing, the company has beaten and raised guidance twice due to share gains from Johnson & Johnson and Medtronic PLC. Loxo Oncology Inc., another contributor, had positive data on its cancer drug while its primary competitor, Blueprint Medicines Corporation, had less positive data. Coupa Software, Inc. beat and raised guidance throughout the year, and is well positioned to be the leader in cloud software in the procurement and expense management software vertical. The Portfolio was overweight in all three positions. (1)

Top detractors included Paratek Pharmaceuticals, Inc., as concerns regarding side effects for their main antibiotic pipeline drug have resulted in an Advisory Committee prior to the drug approval, which increased the risk that the drug is not approved. Healthcare Services Group, Inc., another detractor, reported a weak first quarter due to two customer restructurings, which resulted in a charge to earnings, to account for an increase in its accounts receivables allowance. Finally, U.S. Concrete, Inc., the third largest detractor, experienced bad weather in the first quarter, which resulted in the company missing earnings expectations; weather has since improved, but new concerns regarding cost inflation, and Caterpillar’, Inc.’s comments regarding being near a “peak” in the cycle (construction being one part of their business) has resulted in the stock underperforming. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented includes the effects of reinvested dividends.

77	(continued)

Ohio National Fund, Inc.	ON Bryton Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	97.4
Money Market Funds and Other Net Assets	2.6

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Aerie Pharmaceuticals, Inc.	2.2
2.	Belden, Inc.	1.9
3.	Triumph Bancorp, Inc.	1.8
4.	Hortonworks, Inc.	1.8
5.	Actuant Corp. Class A	1.8
6.	Neogen Corp.	1.8
7.	Model N, Inc.	1.8
8.	Itron, Inc.	1.7
9.	Freshpet, Inc.	1.7
10.	Veritex Holdings, Inc.	1.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	27.9
Health Care	22.9
Industrials	16.8
Financials	6.9
Consumer Staples	6.5
Materials	6.4
Real Estate	3.3
Telecommunication Services	3.0
Consumer Discretionary	2.7
Energy	1.0

97.4

Ohio National Fund, Inc.	ON Bryton Growth Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 97.4%			Shares	Value
CONSUMER DISCRETIONARY – 2.7%
Children’s Place, Inc. / The (Specialty Retail)			5,842	$705,713
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a	)	17,437	774,203

				1,479,916

CONSUMER STAPLES – 6.5%
Freshpet, Inc. (Food Products)	(a	)	34,894	957,840
J&J Snack Foods Corp. (Food Products)			5,867	894,541
MGP Ingredients, Inc. (Beverages)			8,960	795,738
Nomad Foods Ltd. (Food Products)	(a	)	46,510	892,527

				3,540,646

ENERGY – 1.0%
Penn Virginia Corp. (Oil, Gas & Consumable Fuels)	(a	)	6,418	544,824

FINANCIALS – 6.9%
Ameris Bancorp (Banks)			17,181	916,606
Home BancShares, Inc. (Banks)			39,788	897,617
Triumph Bancorp, Inc. (Banks)	(a	)	24,118	982,809
Veritex Holdings, Inc. (Banks)	(a	)	30,035	933,188

				3,730,220

HEALTH CARE – 22.9%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	17,455	1,179,085
AxoGen, Inc. (Health Care Equip. & Supplies)	(a	)	16,537	830,984
Haemonetics Corp. (Health Care Equip. & Supplies)	(a	)	9,555	856,892
Iovance Biotherapeutics, Inc. (Biotechnology)	(a	)	37,827	484,186
K2M Group Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	34,414	774,315
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	4,305	891,867
Loxo Oncology, Inc. (Biotechnology)	(a	)	4,137	717,687
Neogen Corp. (Health Care Equip. & Supplies)	(a	)	12,128	972,544
Paratek Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	52,007	530,471
PetIQ, Inc. (Health Care Providers & Svs.)	(a	)	31,964	858,553
Revance Therapeutics, Inc. (Pharmaceuticals)	(a	)	25,161	690,670
Sage Therapeutics, Inc. (Biotechnology)	(a	)	5,271	825,070
Senseonics Holdings, Inc. (Health Care Equip. & Supplies)	(a	)	80,953	332,717
Tandem Diabetes Care, Inc. (Health Care Equip. & Supplies)	(a	)	36,785	810,006
Vericel Corp. (Biotechnology)	(a	)	83,512	810,066
Vocera Communications, Inc. (Health Care Technology)	(a	)	30,157	901,393

				12,466,506

INDUSTRIALS – 16.8%
Actuant Corp. Class A (Machinery)			33,157	973,158
Astec Industries, Inc. (Machinery)			14,947	893,831
Chart Industries, Inc. (Machinery)	(a	)	6,530	402,770
Covanta Holding Corp. (Commercial Svs. & Supplies)			55,630	917,895
Dycom Industries, Inc. (Construction & Engineering)	(a	)	6,800	642,668
Evoqua Water Technologies Corp. (Machinery)	(a	)	37,034	759,197
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)			12,493	539,573
John Bean Technologies Corp. (Machinery)			10,175	904,558
Kratos Defense & Security Solutions, Inc. (Aerospace & Defense)	(a	)	70,383	810,108
MasTec, Inc. (Construction & Engineering)	(a	)	11,351	576,063

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Proto Labs, Inc. (Machinery)	(a	)	7,141	$849,422
TPI Composites, Inc. (Electrical Equip.)	(a	)	29,352	858,252

				9,127,495

INFORMATION TECHNOLOGY – 27.9%
Asure Software, Inc. (Software)	(a	)	48,921	780,290
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)			14,752	659,414
Belden, Inc. (Electronic Equip., Instr. & Comp.)			16,600	1,014,592
Blackline, Inc. (Software)	(a	)	11,200	486,416
Carbonite, Inc. (Internet Software & Svs.)	(a	)	20,644	720,476
Ciena Corp. (Communications Equip.)	(a	)	28,725	761,500
Cloudera, Inc. (Internet Software & Svs.)	(a	)	62,903	857,997
CommVault Systems, Inc. (Software)	(a	)	9,949	655,142
Coupa Software, Inc. (Internet Software & Svs.) .	(a	)	5,982	372,320
Cray, Inc. (Tech. Hardware, Storage & Periph.)	(a	)	30,966	761,763
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	14,521	789,216
Hortonworks, Inc. (Internet Software & Svs.)	(a	)	53,781	979,890
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a	)	28,368	904,372
Itron, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	15,974	959,239
LivePerson, Inc. (Internet Software & Svs.)	(a	)	38,147	804,902
Model N, Inc. (Software)	(a	)	52,044	968,018
Power Integrations, Inc. (Semiconductors & Equip.)			11,390	832,039
Radware Ltd. (Communications Equip.)	(a	)	33,743	853,023
Rapid7, Inc. (Software)	(a	)	18,221	514,197
Semtech Corp. (Semiconductors & Equip.)	(a	)	11,660	548,603

				15,223,409

MATERIALS – 6.4%
Allegheny Technologies, Inc. (Metals & Mining)	(a	)	10,806	271,447
Ferro Corp. (Chemicals)	(a	)	44,337	924,426
PolyOne Corp. (Chemicals)			21,392	924,562
Summit Materials, Inc. Class A (Construction Materials)	(a	)	30,421	798,551
U.S. Concrete, Inc. (Construction Materials)	(a	)	10,735	563,588

				3,482,574

REAL ESTATE – 3.3%
Rexford Industrial Realty, Inc. (Equity REIT)			28,531	895,588
Terreno Realty Corp. (Equity REIT)			23,725	893,721

				1,789,309

TELECOMMUNICATION SERVICES – 3.0%
ORBCOMM, Inc. (Diversified Telecom. Svs.)	(a	)	83,272	841,047
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a	)	63,155	814,068

				1,655,115

Total Common Stocks (Cost $47,958,323)				$53,040,014

Money Market Funds – 2.5%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			1,360,582	$1,360,582

Total Money Market Funds (Cost $1,360,704)				$1,360,582

Total Investments – 99.9% (Cost $49,319,027)	(b	)		$54,400,596
Other Assets in Excess of Liabilities – 0.1%				77,117

Net Assets – 100.0%				$54,477,713

Ohio National Fund, Inc.	ON Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Unaudited)

Objective/Strategy

The ON ICON Balanced Portfolio (formerly the Balanced Portfolio) seeks capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2018

Average Annual returns
One year	4.82%
Five years	5.88%
Ten years	5.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.75% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON ICON Balanced Portfolio returned 0.59% versus 1.12% for its benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Bloomberg Barclays U.S. Universal Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. ICON uses its valuation methodology to attempt to capture industry and sector leadership themes that typically last one to two years. During the first half of 2018, the stock market finished only slightly higher than where it started, and featured both up and down movements, generally lasting four to ten weeks at a time, as well as industry and sector theme reversals. The ICON valuation methodology does not attempt to “time” rapid, short-term theme changes, like those experienced in the first half of the year. In early May, ICON’s calculation of the broad market’s fair value increased to a level that led us adjust the equity/bond allocation from 60/40 to 65/35. As the S&P Composite 1500 Index was up about 2.5% from that point in time, we believe the move helped overall performance.(1)

The fixed income portion of the Portfolio performed slightly higher than its benchmark. This relative performance was primarily due to its short duration, which generally ranged in the three to three and a half year area. The Portfolio continued to focus on credit spread risk with a particular focus on shorter duration. The Portfolio’s fixed income volatility remained relatively low. The Portfolio’s use of closed end fund arbitrage was rewarded, as several of these positions converted to open-end funds or liquidated during the period, capturing the original discount to net asset value at which they had been acquired. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. Focusing on the equity portion of the Portfolio, the two biggest sector contributors were over-weights in the Information Technology and Health Care sectors, with positive security selection in each sector. The Portfolio held securities from only seven of the fourteen industries in the Information Technology sector and six of the ten industries in the Health Care sector. Other favorable sector positions were underweight positions in Consumer Staples and no positions from the Telecommunication Services or Real Estate sectors. (1)

Selection within equity securities and the Portfolio’s cash positions were the main cause of the Portfolio’s underperformance. The main equity detractor was the poorly performing selections within the Consumer Discretionary sector. (1)

In the fixed income portion of the Portfolio, we continued our focus on high coupon yield to call corporate securities and closed end fund event driven arbitrage. The Portfolio also increased its position in preferred stocks. The resulting short duration and positive alpha contributed positive returns to the Portfolio in an environment where many fixed income portfolios struggled to produce positive returns. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The three biggest individual stock contributors to performance were Adobe Systems Inc., MasterCard, Inc. Class A, and Boston Scientific Corporation. The first two are from the Information Technology sector, while the third is in the Health Care sector. (1)

The three biggest detractors on an individual stock basis were Thor Industries, Inc. and D.R. Horton, Inc., from the Consumer Discretionary sector, and Masco Corp. from the Materials sector. All three stocks were victims of a similar concern, as investors feared higher interest rates would hurt sales of recreational vehicles, new homes and building materials, respectively. We believe these fears will be proven to be unfounded. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio purchased put options on the S&P 500 Index to help dampen the effects of potential market declines. For the six-month period, these positions detracted approximately 0.27% from the Portfolio.

(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

81	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	67.7
Corporate Bonds (4)	20.6
Closed-End Mutual Funds	5.0
Preferred Securities (4)	2.6
Asset-Backed / Mortgage-Backed Securities (4)	1.9
U.S. Treasury Obligations	0.6
Purchased Options	0.0
Liquidating Trusts	0.0
Money Market Funds and Other Net Assets	1.6

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Mastercard, Inc. Class A	2.4
2.	Adobe Systems, Inc.	2.2
3.	SVB Financial Group	2.1
4.	JPMorgan Chase & Co.	2.0
5.	Visa, Inc.	2.0
6.	Bank of America Corp.	2.0
7.	Jazz Pharmaceuticals PLC	1.7
8.	Broadcom, Inc.	1.6
9.	Skyworks Solutions, Inc.	1.6
10.	Thermo Fisher Scientific, Inc.	1.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities):

% of Net Assets
Information Technology	22.2
Financials	19.7
Health Care	14.3
Consumer Discretionary	13.9
Energy	8.4
Industrials	6.0
Materials	2.6
Consumer Staples	2.5
Real Estate	2.3
Utilities	0.6
Telecommunication Services	0.3

92.8

Ohio National Fund, Inc.	ON ICON Balanced Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 67.7%			Shares	Value
CONSUMER DISCRETIONARY – 11.4%
AutoZone, Inc. (Specialty Retail)	(a	)	6,378	$4,279,192
Brunswick Corp. (Leisure Products)			177,677	11,456,613
D.R. Horton, Inc. (Household Durables)			268,813	11,021,333
Lowe’s Cos., Inc. (Specialty Retail)			103,000	9,843,710
Magna International, Inc. (Auto Components)			120,000	6,975,600
O’Reilly Automotive, Inc. (Specialty Retail)	(a	)	19,000	5,197,830
Polaris Industries, Inc. (Leisure Products)			78,645	9,608,846
PulteGroup, Inc. (Household Durables)			387,157	11,130,764
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)			89,570	9,279,452
Thor Industries, Inc. (Automobiles)			62,255	6,063,014

				84,856,354

ENERGY – 6.0%
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)			82,000	8,342,680
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)			73,861	9,717,892
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)			102,666	7,203,046
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a	)	288,094	8,723,486
SRC Energy, Inc. (Oil, Gas & Consumable Fuels)	(a	)	929,238	10,240,203

				44,227,307

FINANCIALS – 10.8%
Bank of America Corp. (Banks)			519,165	14,635,261
JPMorgan Chase & Co. (Banks)			141,702	14,765,348
KeyCorp (Banks)			358,325	7,001,671
Lincoln National Corp. (Insurance)			75,000	4,668,750
Morgan Stanley (Capital Markets)			163,723	7,760,470
PNC Financial Services Group, Inc. / The (Banks)			33,373	4,508,692
Signature Bank (Banks)	(a	)	91,584	11,711,762
SVB Financial Group (Banks)	(a	)	52,369	15,122,073

				80,174,027

HEALTH CARE – 12.2%
AbbVie, Inc. (Biotechnology)			76,704	7,106,626
Celgene Corp. (Biotechnology)	(a	)	92,226	7,324,589
Cigna Corp. (Health Care Providers & Svs.)			55,200	9,381,240
HCA Healthcare, Inc. (Health Care Providers & Svs.)			60,000	6,156,000
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a	)	73,427	12,651,472
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a	)	35,504	7,355,364
PerkinElmer, Inc. (Life Sciences Tools & Svs.)			108,577	7,951,094
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a	)	109,410	10,214,517
Teleflex, Inc. (Health Care Equip. & Supplies)			37,579	10,079,063
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)			57,629	11,937,271

				90,157,236

INDUSTRIALS – 5.5%
Air Lease Corp. (Trading Companies & Distributors)			119,621	5,020,494
Canadian Pacific Railway Ltd. (Road & Rail)			42,418	7,763,342
Johnson Controls International PLC (Building Products)			170,000	5,686,500
Masco Corp. (Building Products)			316,337	11,837,331
Union Pacific Corp. (Road & Rail)			76,165	10,791,057

				41,098,724

INFORMATION TECHNOLOGY – 19.7%
Adobe Systems, Inc. (Software)	(a	)	66,821	16,291,628
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	5,276	5,886,169
Broadcom, Inc. (Semiconductors & Equip.)			50,000	12,132,000
CDK Global, Inc. (Software)			178,927	11,639,201
Cognizant Technology Solutions Corp. Class A (IT Svs.)			146,285	11,555,052
Electronic Arts, Inc. (Software)	(a	)	65,021	9,169,262
Facebook, Inc. Class A (Internet Software & Svs.)	(a	)	40,000	7,772,800
Logitech International SA (Tech. Hardware, Storage & Periph.)			197,510	8,670,689
LogMeIn, Inc. (Internet Software & Svs.)			69,998	7,227,294
Mastercard, Inc. Class A (IT Svs.)			91,600	18,001,232
Monolithic Power Systems, Inc. (Semiconductors & Equip.)			82,793	11,066,940
Skyworks Solutions, Inc. (Semiconductors & Equip.)			124,210	12,004,897
Visa, Inc. (IT Svs.)			111,400	14,754,930

				146,172,094

MATERIALS – 2.1%
Eagle Materials, Inc. (Construction Materials)			74,743	7,845,773
Graphic Packaging Holding Co. (Containers & Packaging)			544,350	7,898,518

				15,744,291

Total Common Stocks (Cost $437,630,926)				$502,430,033

83	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds – 20.6%			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.5%
Lee Enterprises, Inc. (Media)	(b	)	9.500%	03/15/2022	$4,680,000	$4,884,750
Penske Automotive Group, Inc. (Specialty Retail)			5.750%	10/01/2022	1,090,000	1,103,625
Reliance Intermediate Holdings LP (Specialty Retail)	(b	)	6.500%	04/01/2023	8,232,000	8,560,251
William Carter Co. / The (Textiles, Apparel & Luxury Goods)			5.250%	08/15/2021	695,000	703,688
William Lyon Homes, Inc. (Textiles, Apparel & Luxury Goods)			7.000%	08/15/2022	3,250,000	3,310,937

						18,563,251

CONSUMER STAPLES – 2.5%
Central Garden & Pet Co. (Household Products)			6.125%	11/15/2023	4,229,000	4,371,729
Darling Ingredients, Inc. (Food Products)			5.375%	01/15/2022	3,000,000	3,037,500
Kraft Heinz Foods Co. (Food Products)	(b	)	4.875%	02/15/2025	10,759,000	10,966,774

						18,376,003

ENERGY – 2.4%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)			6.250%	10/15/2022	7,248,000	7,507,981
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)			6.375%	05/01/2024	3,845,000	4,104,538
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			5.000%	09/15/2022	1,630,000	1,654,548
MPLX LP (Oil, Gas & Consumable Fuels)			5.500%	02/15/2023	4,915,000	5,007,893

						18,274,960

FINANCIALS – 5.8%
Citigroup, Inc. (Banks)			6.875%	06/01/2025	2,250,000	2,577,711
Delphi Financial Group, Inc. (Insurance)			7.875%	01/31/2020	6,140,000	6,550,986
Enova International, Inc. (Consumer Finance)			9.750%	06/01/2021	1,500,000	1,578,750
GFI Group, Inc. (Capital Markets)			8.375%	07/19/2018	3,850,000	3,850,000
Nationwide Mutual Insurance Co. (Insurance)	(b	)	7.875%	04/01/2033	6,000,000	8,097,244
ProAssurance Corp. (Insurance)			5.300%	11/15/2023	5,063,000	5,337,919
Radian Group, Inc. (Thrifts & Mortgage Finance)			5.500%	06/01/2019	1,266,000	1,277,078
RBC U.S.A. Holdco Corp. (Banks)			5.250%	09/15/2020	1,500,000	1,565,828
SAFG Retirement Services, Inc. (Diversified Financial Svs.)			8.125%	04/28/2023	7,600,000	8,828,475
Willis North America, Inc. (Insurance)			7.000%	09/29/2019	3,000,000	3,130,657

						42,794,648

HEALTH CARE – 2.1%
Becton Dickinson and Co. (Health Care Equip. & Supplies)			3.875%	05/15/2024	3,000,000	2,952,705
Catholic Health Initiatives (Health Care Providers & Svs.)			2.950%	11/01/2022	4,000,000	3,861,118
Centene Corp. (Health Care Providers & Svs.)			5.625%	02/15/2021	510,000	520,774
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)	(b	)	5.750%	09/01/2023	2,190,000	2,228,325
Horizon Pharma, Inc. / Horizon Pharma, U.S.A., Inc. (Pharmaceuticals)	(b	)	8.750%	11/01/2024	2,500,000	2,684,375
Molina Healthcare, Inc. (Health Care Providers & Svs.)			5.375%	11/15/2022	3,500,000	3,521,875

						15,769,172

INDUSTRIALS – 0.4%
Covanta Holding Corp. (Commercial Svs. & Supplies)			6.375%	10/01/2022	1,022,000	1,043,717
EnPro Industries, Inc. (Machinery)			5.875%	09/15/2022	470,000	479,400
XPO Logistics, Inc. (Air Freight & Logistics)	(b	)	6.500%	06/15/2022	1,400,000	1,435,000

						2,958,117

INFORMATION TECHNOLOGY – 2.5%
Activision Blizzard, Inc. (Software)	(b	)	6.125%	09/15/2023	8,000,000	8,288,806
Amkor Technology, Inc. (Semiconductors & Equip.)			6.375%	10/01/2022	3,500,000	3,561,250
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b	)	4.625%	06/01/2023	6,515,000	6,591,226

						18,441,282

MATERIALS – 0.5%
Hecla Mining Co. (Metals & Mining)			6.875%	05/01/2021	550,000	555,825
Mercer International, Inc. (Paper & Forest Products)			7.750%	12/01/2022	188,000	197,400
Standard Industries, Inc. (Construction Materials)	(b	)	5.500%	02/15/2023	1,185,000	1,207,219
Teck Resources Ltd. (Metals & Mining)	(b	)	8.500%	06/01/2024	1,750,000	1,918,437

						3,878,881

REAL ESTATE – 1.0%
Iron Mountain, Inc. (Equity REIT)			5.750%	08/15/2024	2,534,000	2,495,990
Select Income REIT (Equity REIT)			4.500%	02/01/2025	4,850,000	4,713,585

						7,209,575

TELECOMMUNICATION SERVICES – 0.3%
Level 3 Parent, LLC (Diversified Telecom. Svs.)			5.750%	12/01/2022	2,058,000	2,058,000

84	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)	Rate	Maturity	Face Amount	Value
UTILITIES – 0.6%
DPL, Inc. (Electric Utilities)	6.750%	10/01/2019	$1,980,000	$2,041,875
Vistra Energy Corp. (Ind. Power & Renewable Elec.)	7.625%	11/01/2024	2,200,000	2,345,750

				4,387,625

Total Corporate Bonds (Cost $156,466,021)				$152,711,514

Closed-End Mutual Funds – 5.0%	Shares	Value
Asia Pacific Fund, Inc. / The	147,143	$2,036,459
BlackRock Enhanced Government Fund, Inc.	146,223	1,895,050
BlackRock Income Trust, Inc.	1,004,020	5,853,437
Deutsche Multi-Market Income Trust	645,668	5,688,335
Deutsche Strategic Income Trust	122,406	1,503,146
Duff & Phelps Utility and Corporate Bond Trust, Inc.	13,649	119,292
Eaton Vance High Income 2021 Target Term Trust	171,801	1,663,034
Invesco High Income Trust II	51,672	697,055
Madison Covered Call & Equity Strategy Fund	462,812	3,447,949
Madison Strategic Sector Premium Fund	81,384	958,704
Managed Duration Investment Grade Municipal Fund	91,600	1,313,544
Nuveen Build America Bond Fund	55,342	1,140,599
Nuveen Build America Bond Opportunity Fund	52,125	1,145,186
Nuveen High Income December 2018 Target Term Fund	522,940	5,166,647
Nuveen High Income December 2019 Target Term Fund	355,525	3,494,811
Nuveen High Income November 2021 Target Term Fund	27,232	260,338
Nuveen Mortgage Opportunity Term Fund 2	29,980	679,946

Total Closed-End Mutual Funds (Cost $37,412,906)		$37,063,532

Preferred Securities – 2.6%				Rate	Quantity	Value
FINANCIALS – 1.3%
Argo Group U.S., Inc. (Insurance)				6.500%	269,885	$6,830,789
Cabco Series 2004-101 Trust Goldman Sachs Capital I (Interest Rate Floor: 3.25%, Cap: 8.25%) (Diversified Financial Svs.)	(c	)		QL + 85	102,800	2,307,860
GMAC Capital Trust I (Consumer Finance)	(c	)		QL + 579	29,472	775,114

						9,913,763

REAL ESTATE – 1.3%
Equity Commonwealth (Equity REIT)				6.500%	136,440	3,555,627
Gramercy Property Trust (Acquired 10/07/2014 through 05/14/2018, Cost $5,984,862) (Equity REIT)	(d	)		7.125%	230,245	5,813,686

						9,369,313

Total Preferred Securities(Cost $19,487,545)						$19,283,076

Asset-Backed / Mortgage-Backed Securities – 1.9%			Rate	Maturity	Face Amount	Value
FINANCIALS – 1.8%
New Residential Mortgage Loan Trust 2016-3A B3C (Acquired 10/13/2016, Cost $7,701,302)	(b)(d)		4.000%	09/25/2056	$7,587,490	$7,336,589
SMB Private Education Loan Trust 2014-A C (Acquired 03/08/2018, Cost $6,031,250)	(b)(d)		4.500%	09/15/2045	6,250,000	6,044,308

						13,380,897

INDUSTRIALS – 0.1%
UAL 2007-1 Class B Pass Through Trust			7.336%	07/02/2019	825,750	850,523

Total Asset-Backed / Mortgage-Backed Securities (Cost $14,582,338)						$14,231,420

U.S. Treasury Obligations – 0.6%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			2.250%	02/15/2027	$4,500,000	$4,293,105

Total U.S. Treasury Obligations (Cost $4,459,306)						$4,293,105

Purchased Options – 0.0%		Notional Amount	Expiration	Exercise Price	Contracts (e)	Value
S&P 500 Index Put Option		$52,192,704	August 2018	$2,550	192	$409,920

Total Purchased Options (Cost $392,893)						$409,920

Liquidating Trusts – 0.0%					Shares	Value
BHL Liquidating Trust	(a)(d)(f)				225,251	$3,379

Total Liquidating Trusts (Cost $0)						$3,379

85	(continued)

Ohio National Fund, Inc.	ON ICON Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Money Market Funds – 1.3%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			9,563,760	$9,563,760

Total Money Market Funds (Cost $9,564,680)				$9,563,760

Total Investments – 99.7% (Cost $679,996,615)	(g	)		$739,989,739
Other Assets in Excess of Liabilities – 0.3%				2,135,998

Net Assets – 100.0%				$742,125,737

Percentages are stated as a percent of net assets.

Abbreviations:

        QL: Quarterly U.S. LIBOR Rate, 2.336% on 06/30/2018

Footnotes:

(a)	Non-income producing security.
(b)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2018, the value of these securities totaled $70,243,304, or 9.5% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)

Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2018.

(d)	Represents a security deemed to be illiquid. At June 30, 2018, the value of illiquid securities in the Portfolio totaled $19,197,962, or 2.6% of the Portfolio’s net assets.
(e)	100 shares per contract.
(f)

Liquidating trusts are organized for the primary purpose of liquidating and distributing the assets transferred to it, and its activities are all reasonably necessary to and consistent with accomplishment of that purpose.

BHL Liquidating Trust was acquired on August 18, 2017 in conjunction with the BlackRock Defined Opportunity Credit Trust’s liquidation plan and liquidating distribution.
(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited)

Objective/Strategy

The ON S&P MidCap 400® Index Portfolio (formerly the S&P MidCap 400® Index Portfolio) seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P MidCap 400® Index.

Performance as of June 30, 2018

Average Annual returns
One year	12.77%
Five years	10.36%
Ten years	6.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.71% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON S&P MidCap 400® Index Portfolio returned 3.21% versus 3.49% for the benchmark, the S&P MidCap 400® Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio intends to track the underlying return of the S&P Midcap 400® Index. There were no material market events or changes in strategy for the period that impacted the Portfolio’s relative return. Sources of variance were related to the cumulative impact of investing the day-to-day cash flows in the Portfolio. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. There was no impact from either sector or stock selection that caused any significant performance variance between the Portfolio and its benchmark.(1)

Health Care contributed the most to the benchmark return, followed by Information Technology and Energy. Only three sectors had negative returns for the period: Industrials, Materials, and Telecommunication Services. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The largest contributors to the Portfolio and benchmark returns for the period were ABIOMED, Inc., Bioverative, Inc., and Domino’s Pizza, Inc. These top three contributors made up just over 1% of the Portfolio’s return. The largest detractors from the Portfolio and benchmark returns for the period were Coherent, Inc., Cognex Corp., and ManpowerGroup, Inc. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact performance?

A. The Portfolio uses S&P MidCap 400® Index futures contracts primarily to equitize open dividend receivables, as well as to manage day-to-day cash flows to ensure the Portfolio is fully invested. The futures did not meaningfully impact performance, however, due to their index characteristics and size in relation to Portfolio net assets. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. The portfolio management team added two new members during the period, bringing the total team to a staff of eight. There were no material changes to the investment strategy or stock selection process during this reporting period.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

87	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market. The index presented includes the effects of reinvested dividends.

Prior to December 16, 2016, the Portfolio was known as the Target VIP Portfolio. The strategy of the Target VIP Portfolio was to seek above average total return by investing in common stocks of companies which were identified by a model that applied separate uniquely specialized strategies.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Ohio National Investments, Inc. (“ONI”) Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ONI. The S&P MidCap 400® Index Portfolio of Ohio National Fund, Inc. is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	99.7
Money Market Funds and
Other Net Assets	0.3

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Teleflex, Inc.	0.7
2.	Domino’s Pizza, Inc.	0.7
3.	Keysight Technologies, Inc.	0.6
4.	WellCare Health Plans, Inc.	0.6
5.	Steel Dynamics, Inc.	0.6
6.	PTC, Inc.	0.6
7.	IDEX Corp.	0.6
8.	Old Dominion Freight Line, Inc.	0.6
9.	Jack Henry & Associates, Inc.	0.6
10.	Lamb Weston Holdings, Inc.	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	16.5
Information Technology	16.1
Industrials	14.4
Consumer Discretionary	13.0
Real Estate	9.6
Health Care	9.3
Materials	7.0
Energy	5.3
Utilities	4.9
Consumer Staples	3.5
Telecommunication Services	0.1

99.7

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.7%			Shares	Value
CONSUMER DISCRETIONARY – 13.0%
Aaron’s, Inc. (Specialty Retail)			3,034	$131,827
Adtalem Global Education, Inc. (Diversified Consumer Svs.)	(a	)	2,952	141,991
AMC Networks, Inc. Class A (Media)	(a	)	2,253	140,137
American Eagle Outfitters, Inc. (Specialty Retail)			8,237	191,510
AutoNation, Inc. (Specialty Retail)	(a	)	2,901	140,931
Bed Bath & Beyond, Inc. (Specialty Retail)			6,879	137,064
Big Lots, Inc. (Multiline Retail)			2,068	86,401
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)			4,026	139,541
Brinker International, Inc. (Hotels, Restaurants & Leisure)			2,149	102,292
Brunswick Corp. (Leisure Products)			4,279	275,910
Cable One, Inc. (Media)			231	169,390
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)			2,305	249,839
Cheesecake Factory, Inc. / The (Hotels, Restaurants & Leisure)			2,089	115,020
Churchill Downs, Inc. (Hotels, Restaurants & Leisure)			558	165,447
Cinemark Holdings, Inc. (Media)			5,218	183,047
Cracker Barrel Old Country Store, Inc. (Hotels, Restaurants & Leisure)			1,179	184,172
Dana, Inc. (Auto Components)			7,145	144,258
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a	)	1,494	168,658
Delphi Technologies PLC (Auto Components)			4,358	198,115
Dick’s Sporting Goods, Inc. (Specialty Retail)			3,819	134,620
Dillard’s, Inc. Class A (Multiline Retail)			972	91,854
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)			2,075	585,503
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)			4,073	281,322
Five Below, Inc. (Specialty Retail)	(a	)	2,730	266,748
Gentex Corp. (Auto Components)			13,440	309,389
Graham Holdings Co. Class B (Diversified Consumer Svs.)			216	126,598
Helen of Troy Ltd. (Household Durables)	(a	)	1,305	128,477
ILG, Inc. (Hotels, Restaurants & Leisure)			5,188	171,360
International Speedway Corp. Class A (Hotels, Restaurants & Leisure)			1,197	53,506
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)			1,394	118,657
John Wiley & Sons, Inc. Class A (Media)			2,200	137,280
KB Home (Household Durables)			4,139	112,746
Live Nation Entertainment, Inc. (Media)	(a	)	6,664	323,670
Meredith Corp. (Media)			1,949	99,399
Michaels Cos., Inc. / The (Specialty Retail)	(a	)	5,443	104,342
Murphy U.S.A., Inc. (Specialty Retail)	(a	)	1,515	112,549
New York Times Co. / The Class A (Media)			6,284	162,756
NVR, Inc. (Household Durables)	(a	)	165	490,108
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a	)	2,450	177,625
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)			1,152	58,429
Polaris Industries, Inc. (Leisure Products)			2,882	352,123
Pool Corp. (Distributors)			1,987	301,030
Sally Beauty Holdings, Inc. (Specialty Retail)	(a	)	5,984	95,924
Scientific Games Corp. (Hotels, Restaurants & Leisure)	(a	)	2,624	128,970
Service Corp. International (Diversified Consumer Svs.)			9,001	322,146
Signet Jewelers Ltd. (Specialty Retail)			2,897	161,508
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)			3,814	267,171
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a	)	6,667	200,077
Sotheby’s (Diversified Consumer Svs.)	(a	)	1,803	97,975
TEGNA, Inc. (Media)			10,571	114,695

Common Stocks (Continued)			Shares	Value
CONSUMER DISCRETIONARY (continued)
Tempur Sealy International, Inc. (Household Durables)	(a	)	2,266	$108,881
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)			3,226	211,335
Thor Industries, Inc. (Automobiles)			2,406	234,320
Toll Brothers, Inc. (Household Durables)			6,937	256,600
TRI Pointe Group, Inc. (Household Durables)	(a	)	7,446	121,817
Tupperware Brands Corp. (Household Durables)			2,505	103,306
Urban Outfitters, Inc. (Specialty Retail)	(a	)	3,943	175,661
Wendy’s Co. / The (Hotels, Restaurants & Leisure)			8,793	151,064
Williams-Sonoma, Inc. (Specialty Retail)			3,759	230,727
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			4,900	216,923
Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure)			4,897	288,090

				11,252,831

CONSUMER STAPLES – 3.5%
Boston Beer Co., Inc. / The Class A (Beverages)	(a	)	430	128,871
Casey’s General Stores, Inc. (Food & Staples Retailing)			1,843	193,662
Edgewell Personal Care Co. (Personal Products)	(a	)	2,651	133,769
Energizer Holdings, Inc. (Household Products)			2,930	184,473
Flowers Foods, Inc. (Food Products)			9,107	189,699
Hain Celestial Group, Inc. / The (Food Products)	(a	)	5,103	152,069
Ingredion, Inc. (Food Products)			3,546	392,542
Lamb Weston Holdings, Inc. (Food Products)			7,176	491,628
Lancaster Colony Corp. (Food Products)			956	132,329
Nu Skin Enterprises, Inc. Class A (Personal Products)			2,730	213,459
Post Holdings, Inc. (Food Products)	(a	)	3,303	284,124
Sanderson Farms, Inc. (Food Products)			985	103,573
Sprouts Farmers Market, Inc. (Food & Staples Retailing)	(a	)	6,012	132,685
Tootsie Roll Industries, Inc. (Food Products)			949	29,277
TreeHouse Foods, Inc. (Food Products)	(a	)	2,766	145,243
United Natural Foods, Inc. (Food & Staples Retailing)	(a	)	2,471	105,413

				3,012,816

ENERGY – 5.3%
Apergy Corp. (Energy Equip. & Svs.)	(a	)	3,799	158,608
Callon Petroleum Co. (Oil, Gas & Consumable Fuels)	(a	)	10,989	118,022
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a	)	44,756	234,521
CNX Resources Corp. (Oil, Gas & Consumable Fuels)	(a	)	9,627	171,168
Core Laboratories N.V. (Energy Equip. & Svs.)			2,165	273,245
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)	(a	)	3,166	66,043
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a	)	1,875	96,375
Energen Corp. (Oil, Gas & Consumable Fuels)	(a	)	4,782	348,225
Ensco PLC Class A (Energy Equip. & Svs.)			21,456	155,771
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a	)	7,660	96,286
Matador Resources Co. (Oil, Gas & Consumable Fuels)	(a	)	5,080	152,654
McDermott International, Inc. (Energy Equip. & Svs.)	(a	)	8,826	173,431
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)			7,985	269,654
Nabors Industries Ltd. (Energy Equip. & Svs.)			17,273	110,720
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a	)	13,083	169,687
Oceaneering International, Inc. (Energy Equip. & Svs.)			4,837	123,150
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)			10,889	196,002

89	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
ENERGY (continued)
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)			5,508	$230,950
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	(a	)	11,670	143,074
Range Resources Corp. (Oil, Gas & Consumable Fuels)			11,135	186,289
Rowan Cos. PLC Class A (Energy Equip. & Svs.)	(a	)	5,598	90,800
SM Energy Co. (Oil, Gas & Consumable Fuels)			5,036	129,375
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a	)	25,064	132,839
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a	)	7,560	73,634
Transocean Ltd. (Energy Equip. & Svs.)	(a	)	21,528	289,336
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)			3,318	67,720
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a	)	19,614	353,640

				4,611,219

FINANCIALS – 16.5%
Alleghany Corp. (Insurance)			750	431,227
American Financial Group, Inc. (Insurance)			3,404	365,351
Aspen Insurance Holdings Ltd. (Insurance)			2,924	119,007
Associated Banc-Corp. (Banks)			8,304	226,699
BancorpSouth Bank (Banks)			4,021	132,492
Bank of Hawaii Corp. (Banks)			2,072	172,846
Bank of the Ozarks (Banks)			5,960	268,438
Brown & Brown, Inc. (Insurance)			11,250	311,962
Cathay General Bancorp (Banks)			3,743	151,554
Chemical Financial Corp. (Banks)			3,503	195,012
CNO Financial Group, Inc. (Insurance)			8,206	156,242
Commerce Bancshares, Inc. (Banks)			4,600	297,666
Cullen / Frost Bankers, Inc. (Banks)			2,849	308,376
East West Bancorp, Inc. (Banks)			7,110	463,572
Eaton Vance Corp. (Capital Markets)			5,854	305,520
Evercore, Inc. Class A (Capital Markets)			1,999	210,795
FactSet Research Systems, Inc. (Capital Markets)			1,908	377,975
Federated Investors, Inc. Class B (Capital Markets)			4,673	108,974
First American Financial Corp. (Insurance)			5,475	283,167
First Horizon National Corp. (Banks)			16,083	286,921
FNB Corp. (Banks)			15,937	213,875
Fulton Financial Corp. (Banks)			8,614	142,131
Genworth Financial, Inc. Class A (Insurance)	(a	)	24,467	110,102
Hancock Whitney Corp. (Banks)			4,187	195,324
Hanover Insurance Group, Inc. / The (Insurance).			2,088	249,641
Home BancShares, Inc. (Banks)			7,747	174,772
Interactive Brokers Group, Inc. Class A (Capital Markets)			3,505	225,757
International Bancshares Corp. (Banks)			2,657	113,720
Janus Henderson Group PLC (Capital Markets)			8,853	272,053
Kemper Corp. (Insurance)			2,403	181,787
Legg Mason, Inc. (Capital Markets)			4,196	145,727
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a	)	386	82,527
MarketAxess Holdings, Inc. (Capital Markets)			1,845	365,052
MB Financial, Inc. (Banks)			4,127	192,731
Mercury General Corp. (Insurance)			1,790	81,552
Navient Corp. (Consumer Finance)			12,992	169,286
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)			24,075	265,788
Old Republic International Corp. (Insurance)			12,313	245,152
PacWest Bancorp (Banks)			6,141	303,488
Pinnacle Financial Partners, Inc. (Banks)			3,631	222,762
Primerica, Inc. (Insurance)			2,160	215,136
Prosperity Bancshares, Inc. (Banks)			3,429	234,406
Reinsurance Group of America, Inc. (Insurance) .			3,167	422,731
RenaissanceRe Holdings Ltd. (Insurance)			1,976	237,752
SEI Investments Co. (Capital Markets)			6,438	402,504
Signature Bank (Banks)	(a	)	2,635	336,964

Common Stocks (Continued)			Shares	Value
FINANCIALS (continued)
SLM Corp. (Consumer Finance)	(a	)	21,367	$244,652
Sterling Bancorp (Banks)			11,067	260,075
Stifel Financial Corp. (Capital Markets)			3,512	183,502
Synovus Financial Corp. (Banks)			5,821	307,523
TCF Financial Corp. (Banks)			8,257	203,287
Texas Capital Bancshares, Inc. (Banks)	(a	)	2,438	223,077
Trustmark Corp. (Banks)			3,322	108,397
UMB Financial Corp. (Banks)			2,163	164,885
Umpqua Holdings Corp. (Banks)			10,806	244,108
United Bankshares, Inc. (Banks)			5,164	187,970
Valley National Bancorp (Banks)			12,989	157,946
W.R. Berkley Corp. (Insurance)			4,717	341,558
Washington Federal, Inc. (Thrifts & Mortgage Finance)			4,140	135,378
Webster Financial Corp. (Banks)			4,520	287,924
Wintrust Financial Corp. (Banks)			2,762	240,432

				14,267,230

HEALTH CARE – 9.3%
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a	)	4,029	164,826
Akorn, Inc. (Pharmaceuticals)	(a	)	4,605	76,397
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a	)	8,722	104,664
Avanos Medical, Inc. (Health Care Equip. & Supplies)	(a	)	2,304	131,904
Bio-Rad Laboratories, Inc. Class A (Life Sciences Tools & Svs.)	(a	)	994	286,809
Bio-Techne Corp. (Life Sciences Tools & Svs.)			1,844	272,820
Cantel Medical Corp. (Health Care Equip. & Supplies)			1,740	171,146
Catalent, Inc. (Pharmaceuticals)	(a	)	6,548	274,296
Charles River Laboratories International, Inc. (Life Sciences Tools & Svs.)	(a	)	2,352	264,036
Chemed Corp. (Health Care Providers & Svs.)			782	251,655
Encompass Health Corp. (Health Care Providers & Svs.)			4,851	328,510
Exelixis, Inc. (Biotechnology)	(a	)	13,842	297,839
Globus Medical, Inc. Class A (Health Care Equip. & Supplies)	(a	)	3,593	181,303
Haemonetics Corp. (Health Care Equip. & Supplies)	(a	)	2,562	229,760
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)			3,254	284,204
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a	)	748	219,650
Integra LifeSciences Holdings Corp. (Health Care Equip. & Supplies)	(a	)	3,463	223,052
LifePoint Health, Inc. (Health Care Providers & Svs.)	(a	)	1,901	92,769
LivaNova PLC (Health Care Equip. & Supplies)	(a	)	2,140	213,615
Mallinckrodt PLC (Pharmaceuticals)	(a	)	4,072	75,984
Masimo Corp. (Health Care Equip. & Supplies)	(a	)	2,338	228,306
Medidata Solutions, Inc. (Health Care Technology)	(a	)	2,908	234,268
MEDNAX, Inc. (Health Care Providers & Svs.)	(a	)	4,639	200,776
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a	)	2,331	228,298
NuVasive, Inc. (Health Care Equip. & Supplies)	(a	)	2,512	130,925
Patterson Cos., Inc. (Health Care Providers & Svs.)			3,989	90,431
PRA Health Sciences, Inc. (Life Sciences Tools & Svs.)	(a	)	2,485	232,000
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a	)	2,601	99,826
STERIS PLC (Health Care Equip. & Supplies)			4,153	436,107
Syneos Health, Inc. (Life Sciences Tools & Svs.)	(a	)	2,720	127,568
Teleflex, Inc. (Health Care Equip. & Supplies)			2,235	599,449

90	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
HEALTH CARE (continued)
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a	)	4,007	$134,515
United Therapeutics Corp. (Biotechnology)	(a	)	2,138	241,915
WellCare Health Plans, Inc. (Health Care Providers & Svs.)	(a	)	2,197	540,989
West Pharmaceutical Services, Inc. (Health Care Equip. & Supplies)			3,612	358,635

				8,029,247

INDUSTRIALS – 14.4%
Acuity Brands, Inc. (Electrical Equip.)			2,013	233,246
AECOM (Construction & Engineering)	(a	)	7,875	260,111
AGCO Corp. (Machinery)			3,241	196,794
Avis Budget Group, Inc. (Road & Rail)	(a	)	3,510	114,075
Brink’s Co. / The (Commercial Svs. & Supplies)			2,499	199,295
Carlisle Cos., Inc. (Industrial Conglomerates)			2,991	323,955
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a	)	2,512	139,542
Crane Co. (Machinery)			2,491	199,604
Curtiss-Wright Corp. (Aerospace & Defense)			2,170	258,273
Deluxe Corp. (Commercial Svs. & Supplies)			2,351	155,660
Donaldson Co., Inc. (Machinery)			6,368	287,324
Dun & Bradstreet Corp. / The (Professional Svs.)			1,821	223,346
Dycom Industries, Inc. (Construction & Engineering)	(a	)	1,532	144,789
EMCOR Group, Inc. (Construction & Engineering)			2,866	218,332
EnerSys (Electrical Equip.)			2,065	154,132
Esterline Technologies Corp. (Aerospace & Defense)	(a	)	1,269	93,652
GATX Corp. (Trading Companies & Distributors)			1,851	137,400
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a	)	2,953	240,138
Graco, Inc. (Machinery)			8,226	371,980
Granite Construction, Inc. (Construction & Engineering)			2,228	124,010
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)			3,620	156,348
Herman Miller, Inc. (Commercial Svs. & Supplies)			2,922	99,056
HNI Corp. (Commercial Svs. & Supplies)			2,134	79,385
Hubbell, Inc. (Electrical Equip.)			2,693	284,758
IDEX Corp. (Machinery)			3,765	513,847
ITT, Inc. (Machinery)			4,289	224,186
JetBlue Airways Corp. (Airlines)	(a	)	15,536	294,873
KBR, Inc. (Construction & Engineering)			6,892	123,505
Kennametal, Inc. (Machinery)			4,010	143,959
Kirby Corp. (Marine)	(a	)	2,637	220,453
KLX, Inc. (Aerospace & Defense)	(a	)	2,491	179,103
Knight-Swift Transportation Holdings, Inc. (Road & Rail)			6,295	240,532
Landstar System, Inc. (Road & Rail)			2,065	225,498
Lennox International, Inc. (Building Products)			1,823	364,873
Lincoln Electric Holdings, Inc. (Machinery)			3,028	265,737
ManpowerGroup, Inc. (Professional Svs.)			3,232	278,146
MSA Safety, Inc. (Commercial Svs. & Supplies)			1,673	161,177
MSC Industrial Direct Co., Inc. Class A (Trading Companies & Distributors)			2,252	191,082
Nordson Corp. (Machinery)			2,509	322,181
NOW, Inc. (Trading Companies & Distributors)	(a	)	5,300	70,649
nVent Electric PLC (Electrical Equip.)	(a	)	7,967	199,972
Old Dominion Freight Line, Inc. (Road & Rail)			3,348	498,718
Oshkosh Corp. (Machinery)			3,624	254,840
Pitney Bowes, Inc. (Commercial Svs. & Supplies)			9,192	78,775
Regal Beloit Corp. (Electrical Equip.)			2,159	176,606
Rollins, Inc. (Commercial Svs. & Supplies)			4,713	247,810
Ryder System, Inc. (Road & Rail)			2,607	187,339
Teledyne Technologies, Inc. (Aerospace & Defense)	(a	)	1,755	349,350

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Terex Corp. (Machinery)			3,546	$149,606
Timken Co. / The (Machinery)			3,353	146,023
Toro Co. / The (Machinery)			5,204	313,541
Trinity Industries, Inc. (Machinery)			7,327	251,023
Valmont Industries, Inc. (Construction & Engineering)			1,106	166,730
Wabtec Corp. (Machinery)			4,206	414,628
Watsco, Inc. (Trading Companies & Distributors)			1,573	280,434
Werner Enterprises, Inc. (Road & Rail)			2,197	82,497
Woodward, Inc. (Machinery)			2,718	208,905

				12,521,803

INFORMATION TECHNOLOGY – 16.1%
ACI Worldwide, Inc. (Software)	(a	)	5,718	141,063
Acxiom Corp. (IT Svs.)	(a	)	3,777	113,121
ARRIS International PLC (Communications Equip.)	(a	)	8,597	210,154
Arrow Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	4,302	323,855
Avnet, Inc. (Electronic Equip., Instr. & Comp.)			5,793	248,462
Belden, Inc. (Electronic Equip., Instr. & Comp.)			1,992	121,751
Blackbaud, Inc. (Software)			2,382	244,036
Cars.com, Inc. (Internet Software & Svs.)	(a	)	3,523	100,018
CDK Global, Inc. (Software)			6,071	394,918
Ciena Corp. (Communications Equip.)	(a	)	7,043	186,710
Cirrus Logic, Inc. (Semiconductors & Equip.)	(a	)	2,989	114,568
Cognex Corp. (Electronic Equip., Instr. & Comp.)			8,489	378,694
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	1,221	190,989
CommVault Systems, Inc. (Software)	(a	)	2,073	136,507
Convergys Corp. (IT Svs.)			4,485	109,613
CoreLogic, Inc. (IT Svs.)	(a	)	4,007	207,963
Cree, Inc. (Semiconductors & Equip.)	(a	)	4,933	205,065
Cypress Semiconductor Corp. (Semiconductors & Equip.)			17,581	273,912
Fair Isaac Corp. (Software)	(a	)	1,465	283,214
First Solar, Inc. (Semiconductors & Equip.)	(a	)	4,010	211,167
Fortinet, Inc. (Software)	(a	)	7,095	442,941
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a	)	6,340	202,119
InterDigital, Inc. (Communications Equip.)			1,703	137,773
j2 Global, Inc. (Internet Software & Svs.)			2,410	208,730
Jabil, Inc. (Electronic Equip., Instr. & Comp.)			8,409	232,593
Jack Henry & Associates, Inc. (IT Svs.)			3,793	494,455
Keysight Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	9,172	541,423
Leidos Holdings, Inc. (IT Svs.)			7,002	413,118
Littelfuse, Inc. (Electronic Equip., Instr. & Comp.)			1,226	279,749
LogMeIn, Inc. (Internet Software & Svs.)			2,563	264,630
Lumentum Holdings, Inc. (Communications Equip.)	(a	)	3,088	178,795
Manhattan Associates, Inc. (Software)	(a	)	3,276	154,005
MAXIMUS, Inc. (IT Svs.)			3,203	198,938
MKS Instruments, Inc. (Semiconductors & Equip.)			2,684	256,859
Monolithic Power Systems, Inc. (Semiconductors & Equip.)			1,905	254,641
National Instruments Corp. (Electronic Equip., Instr. & Comp.)			5,280	221,654
NCR Corp. (Tech. Hardware, Storage & Periph.)	(a	)	5,809	174,154
NetScout Systems, Inc. (Communications Equip.)	(a	)	3,934	116,840
Perspecta, Inc. (IT Svs.)			7,004	143,932
Plantronics, Inc. (Communications Equip.)			1,630	124,287
PTC, Inc. (Software)	(a	)	5,663	531,246
Sabre Corp. (IT Svs.)			12,406	305,684
Science Applications International Corp. (IT Svs.)			2,071	167,606
Silicon Laboratories, Inc. (Semiconductors & Equip.)	(a	)	2,123	211,451

91	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Synaptics, Inc. (Semiconductors & Equip.)	(a	)	1,697	$85,478
SYNNEX Corp. (Electronic Equip., Instr. & Comp.)			1,435	138,492
Tech Data Corp. (Electronic Equip., Instr. & Comp.)	(a	)	1,708	140,261
Teradata Corp. (IT Svs.)	(a	)	5,935	238,290
Teradyne, Inc. (Semiconductors & Equip.)			9,391	357,515
Trimble, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	12,234	401,765
Tyler Technologies, Inc. (Software)	(a	)	1,747	388,009
Ultimate Software Group, Inc. / The (Software)	(a	)	1,427	367,181
VeriFone Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a	)	5,428	123,867
Versum Materials, Inc. (Semiconductors & Equip.)			5,349	198,715
ViaSat, Inc. (Communications Equip.)	(a	)	2,690	176,787
Vishay Intertechnology, Inc. (Electronic Equip., Instr. & Comp.)			6,478	150,290
WEX, Inc. (IT Svs.)	(a	)	1,966	374,484
Zebra Technologies Corp. Class A (Electronic Equip., Instr. & Comp.)	(a	)	2,621	375,458

				13,969,995

MATERIALS – 7.0%
Allegheny Technologies, Inc. (Metals & Mining)	(a	)	6,169	154,965
AptarGroup, Inc. (Containers & Packaging)			3,062	285,930
Ashland Global Holdings, Inc. (Chemicals)			3,063	239,465
Bemis Co., Inc. (Containers & Packaging)			4,459	188,214
Cabot Corp. (Chemicals)			3,035	187,472
Carpenter Technology Corp. (Metals & Mining)			2,300	120,911
Chemours Co. / The (Chemicals)			8,732	387,352
Commercial Metals Co. (Metals & Mining)			5,735	121,066
Compass Minerals International, Inc. (Metals & Mining)			1,659	109,079
Domtar Corp. (Paper & Forest Products)			3,087	147,373
Eagle Materials, Inc. (Construction Materials)			2,352	246,889
Greif, Inc. Class A (Containers & Packaging)			1,270	67,170
Louisiana-Pacific Corp. (Paper & Forest Products)			7,116	193,698
Minerals Technologies, Inc. (Chemicals)			1,733	130,582
NewMarket Corp. (Chemicals)			451	182,430
Olin Corp. (Chemicals)			8,208	235,734
Owens-Illinois, Inc. (Containers & Packaging)	(a	)	7,926	133,236
PolyOne Corp. (Chemicals)			3,924	169,595
Reliance Steel & Aluminum Co. (Metals & Mining)			3,552	310,942
Royal Gold, Inc. (Metals & Mining)			3,213	298,295
RPM International, Inc. (Chemicals)			6,564	382,812
Scotts Miracle-Gro Co. / The (Chemicals)			1,901	158,087
Sensient Technologies Corp. (Chemicals)			2,079	148,752
Silgan Holdings, Inc. (Containers & Packaging)			3,632	97,447
Sonoco Products Co. (Containers & Packaging)			4,888	256,620
Steel Dynamics, Inc. (Metals & Mining)			11,581	532,147
United States Steel Corp. (Metals & Mining)			8,678	301,561
Valvoline, Inc. (Chemicals)			9,607	207,223
Worthington Industries, Inc. (Metals & Mining)			2,110	88,557

				6,083,604

REAL ESTATE – 9.6%
Alexander & Baldwin, Inc. (Equity REIT)			3,315	77,902
American Campus Communities, Inc. (Equity REIT)			6,710	287,725
Camden Property Trust (Equity REIT)			4,554	415,006
CoreCivic, Inc. (Equity REIT)			5,810	138,801
CoreSite Realty Corp. (Equity REIT)			1,692	187,507
Corporate Office Properties Trust (Equity REIT)			5,006	145,124
Cousins Properties, Inc. (Equity REIT)			20,637	199,973
CyrusOne, Inc. (Equity REIT)			4,865	283,921
DCT Industrial Trust, Inc. (Equity REIT)			4,622	308,426
Douglas Emmett, Inc. (Equity REIT)			7,840	315,011

Common Stocks (Continued)			Shares	Value
REAL ESTATE (continued)
Education Realty Trust, Inc. (Equity REIT)			3,716	$154,214
EPR Properties (Equity REIT)			3,176	205,773
First Industrial Realty Trust, Inc. (Equity REIT)			6,155	205,208
GEO Group, Inc. / The (Equity REIT)			6,040	166,342
Healthcare Realty Trust, Inc. (Equity REIT)			6,136	178,435
Highwoods Properties, Inc. (Equity REIT)			5,079	257,658
Hospitality Properties Trust (Equity REIT)			8,069	230,854
JBG SMITH Properties (Equity REIT)			4,567	166,558
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)			2,233	370,656
Kilroy Realty Corp. (Equity REIT)			4,851	366,930
Lamar Advertising Co. Class A (Equity REIT)			4,125	281,779
LaSalle Hotel Properties (Equity REIT)			5,418	185,458
Liberty Property Trust (Equity REIT)			7,254	321,570
Life Storage, Inc. (Equity REIT)			2,283	222,159
Mack-Cali Realty Corp. (Equity REIT)			4,418	89,597
Medical Properties Trust, Inc. (Equity REIT)			17,913	251,498
National Retail Properties, Inc. (Equity REIT)			7,553	332,030
Omega Healthcare Investors, Inc. (Equity REIT)			9,749	302,219
PotlatchDeltic Corp. (Equity REIT)			2,953	150,160
Quality Care Properties, Inc. (Equity REIT)	(a	)	4,617	99,312
Rayonier, Inc. (Equity REIT)			6,350	245,681
Sabra Health Care REIT, Inc. (Equity REIT)			8,756	190,268
Senior Housing Properties Trust (Equity REIT)			11,674	211,183
Tanger Factory Outlet Centers, Inc. (Equity REIT)			4,626	108,665
Taubman Centers, Inc. (Equity REIT)			2,994	175,927
Uniti Group, Inc. (Equity REIT)	(a	)	8,108	162,403
Urban Edge Properties (Equity REIT)			5,193	118,764
Weingarten Realty Investors (Equity REIT)			5,841	179,961

				8,290,658

TELECOMMUNICATION SERVICES – 0.1%
Telephone & Data Systems, Inc. (Wireless Telecom. Svs.)			4,553	124,843

UTILITIES – 4.9%
ALLETE, Inc. (Electric Utilities)			2,518	194,918
Aqua America, Inc. (Water Utilities)			8,732	307,192
Atmos Energy Corp. (Gas Utilities)			5,450	491,263
Black Hills Corp. (Multi-Utilities)			2,632	161,105
Hawaiian Electric Industries, Inc. (Electric Utilities)			5,335	182,990
IDACORP, Inc. (Electric Utilities)			2,475	228,294
MDU Resources Group, Inc. (Multi-Utilities)			9,585	274,898
National Fuel Gas Co. (Gas Utilities)			4,219	223,438
New Jersey Resources Corp. (Gas Utilities)			4,309	192,828
NorthWestern Corp. (Multi-Utilities)			2,425	138,831
OGE Energy Corp. (Electric Utilities)			9,804	345,199
ONE Gas, Inc. (Gas Utilities)			2,572	192,231
PNM Resources, Inc. (Electric Utilities)			3,904	151,866
Southwest Gas Holdings, Inc. (Gas Utilities)			2,375	181,141
UGI Corp. (Gas Utilities)			8,495	442,335
Vectren Corp. (Multi-Utilities)			4,076	291,230
WGL Holdings, Inc. (Gas Utilities)			2,520	223,650

				4,223,409

Total Common Stocks (Cost $81,146,678)				$86,387,655

Money Market Funds – 0.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			211,579	$211,579

Total Money Market Funds (Cost $211,586)				$211,579

Total Investments – 99.9% (Cost $81,358,264)	(b	)		$86,599,234
Other Assets in Excess of Liabilities – 0.1%	(c	)		45,078

Net Assets – 100.0%				$86,644,312

92	(continued)

Ohio National Fund, Inc.	ON S&P MidCap 400® Index Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.
(c)	Includes $7,492 of cash pledged as collateral for the futures contracts outstanding at June 30, 2018. See also the following Schedule of Open Futures Contracts.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2018 (Unaudited)

					Unrealized	Variation Margin
	Number of		Notional		Appreciation	Receivable
Description	contracts	Expiration Date	Amount	Value	(Depreciation)	(Payable)
CME E-mini S&P Midcap 400 Index - Long	1	September 21, 2018	$200,940	$195,610	$(5,330)	$93,305

The accompanying notes are an integral part of these financial statements.

93

Ohio National Fund, Inc.	ON Bristol Growth Portfolio (Unaudited)

Objective/Strategy

The ON Bristol Growth Portfolio (formerly the Bristol Growth Portfolio) seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2018

Average Annual returns
One year	18.38%
Five years	16.25%
Ten years	10.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 0.88% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Bristol Growth Portfolio returned 3.84% versus 7.25% for its benchmark, the Russell 1000 Growth Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. While market concerns regarding the impacts from trade conflicts between the U.S. and China, the North American Free Trade Agreement (“NAFTA”) nations, and the European Union affected the performance of the both the benchmark and the ON Bristol Growth Portfolio, stock selection contributed significantly to the underperformance in the first half of the year. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For stock selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. The Portfolio’s underperformance was led by stock selection within Information Technology and Financials. Stock selection in Industrials and an overweight in Consumer Staples contributed to relative performance. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Top contributors included salesforce.com, Inc. due to its upside in earnings expectations, driven in part by strong adoption of new artificial intelligence (“AI”) functionality, where it is significantly ahead of the competition. Additionally, demand was stronger in its newer businesses: marketing management and e-commerce software solutions. The Boeing Co. contributed on stronger deliveries, orders and operating margin that continues to position the company to make as much as $30 per share in free cash flow in 2020. QUALCOMM, Inc. contributed, as the Chinese government restarted the review of Qualcomm’s acquisition of NXP Semiconductors N.V. after delays due to trade tensions. (1)

Top detractors included Commscope Holding Co., Inc., as positive earnings revisions indicated upside to its U.S. wireless capital expenditures, but the company’s management lowered guidance significantly due to significant price concessions to win contracts. Philip Morris International, Inc. detracted, as its management reduced its reduced-risk-product growth outlook due to unexpected slowdown in growth in its core Japanese market, which raises significant doubts about continued adoption. Allergan PLC detracted as Revance Therapeutics, Inc. and Mylan N.V. announced a collaboration to develop a Botox generic to target therapeutic indications, which provided increased competition for Allergan PLC’s Botox product much sooner than expected. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented includes the effects of reinvested dividends.

94	(continued)

Ohio National Fund, Inc.	ON Bristol Growth Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	99.3
Money Market Funds
Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Apple, Inc.	4.9
2.	Amazon.com, Inc.	4.9
3.	Alphabet, Inc. Class C	4.8
4.	Facebook, Inc. Class A	4.5
5.	Microsoft Corp.	3.4
6.	Boeing Co. / The	2.8
7.	CBS Corp. Class B	2.7
8.	salesforce.com, Inc.	2.6
9.	Marvell Technology Group Ltd.	2.6
10.	Goldman Sachs Group, Inc. / The	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	29.3
Industrials	18.2
Consumer Discretionary	17.2
Health Care	11.3
Consumer Staples	10.8
Financials	8.4
Telecommunication Services	2.2
Materials	1.9

99.3

95

Ohio National Fund, Inc.	ON Bristol Growth Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 99.3%			Shares	Value
CONSUMER DISCRETIONARY – 17.2%
Amazon.com, Inc. (Internet & Direct Marketing Retail)	(a	)	3,407	$5,791,219
CBS Corp. Class B (Media)			55,698	3,131,341
General Motors Co. (Automobiles)			49,348	1,944,311
McDonald’s Corp. (Hotels, Restaurants & Leisure)			14,844	2,325,906
PVH Corp. (Textiles, Apparel & Luxury Goods)			15,130	2,265,264
Tapestry, Inc. (Textiles, Apparel & Luxury Goods)			52,728	2,462,925
Walt Disney Co. / The (Media)			22,748	2,384,218

				20,305,184

CONSUMER STAPLES – 10.8%
Coca-Cola Co. / The (Beverages)			55,663	2,441,379
Conagra Brands, Inc. (Food Products)			54,869	1,960,469
Kraft Heinz Co. / The (Food Products)			37,116	2,331,627
Mondelez International, Inc. Class A (Food Products)			29,884	1,225,244
PepsiCo, Inc. (Beverages)			22,242	2,421,486
Walmart, Inc. (Food & Staples Retailing)			27,104	2,321,458

				12,701,663

FINANCIALS – 8.4%
Capital One Financial Corp. (Consumer Finance)			25,097	2,306,415
Citigroup, Inc. (Banks)			40,176	2,688,578
Goldman Sachs Group, Inc. / The (Capital Markets)			12,551	2,768,374
Morgan Stanley (Capital Markets)			46,573	2,207,560

				9,970,927

HEALTH CARE – 11.3%
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a	)	39,969	2,699,906
Aetna, Inc. (Health Care Providers & Svs.)			12,911	2,369,169
Celgene Corp. (Biotechnology)	(a	)	30,244	2,401,978
Loxo Oncology, Inc. (Biotechnology)	(a	)	7,531	1,306,478
Sage Therapeutics, Inc. (Biotechnology)	(a	)	13,390	2,095,937
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			9,844	2,415,127

				13,288,595

INDUSTRIALS – 18.2%
Boeing Co. / The (Aerospace & Defense)			9,681	3,248,072
Deere & Co. (Machinery)			16,899	2,362,480

Common Stocks (Continued)			Shares	Value
INDUSTRIALS (continued)
Evoqua Water Technologies Corp. (Machinery)	(a	)	84,413	$1,730,467
FedEx Corp. (Air Freight & Logistics)			9,938	2,256,522
Kansas City Southern (Road & Rail)			24,937	2,642,325
Quanta Services, Inc. (Construction & Engineering)	(a	)	69,348	2,316,223
Rockwell Automation, Inc. (Electrical Equip.)			13,958	2,320,238
Union Pacific Corp. (Road & Rail)			16,976	2,405,160
XPO Logistics, Inc. (Air Freight & Logistics)	(a	)	22,349	2,238,923

				21,520,410

INFORMATION TECHNOLOGY – 29.3%
Alphabet, Inc. Class A (Internet Software & Svs.)	(a	)	662	747,524
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	5,065	5,650,767
Apple, Inc. (Tech. Hardware, Storage & Periph.)			31,425	5,817,082
Broadcom, Inc. (Semiconductors & Equip.)			10,083	2,446,539
Facebook, Inc. Class A (Internet Software & Svs.)	(a	)	27,376	5,319,704
Marvell Technology Group Ltd. (Semiconductors & Equip.)			142,421	3,053,506
Microsoft Corp. (Software)			40,607	4,004,256
NVIDIA Corp. (Semiconductors & Equip.)			9,434	2,234,915
salesforce.com, Inc. (Software)	(a	)	22,556	3,076,639
Xilinx, Inc. (Semiconductors & Equip.)			33,800	2,205,788

				34,556,720

MATERIALS – 1.9%
DowDuPont, Inc. (Chemicals)			34,825	2,295,664

TELECOMMUNICATION SERVICES – 2.2%
AT&T, Inc. (Diversified Telecom. Svs.)			80,212	2,575,607

Total Common Stocks (Cost $109,157,701)				$117,214,770

Money Market Funds – 1.2%			Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class			1,439,074	$1,439,074

Total Money Market Funds (Cost $1,439,136)				$1,439,074

Total Investments – 100.5% (Cost $110,596,837)	(b	)		$118,653,844
Liabilities in Excess of Other Assets – (0.5)%				(599,375)

Net Assets – 100.0%				$118,054,469

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited)

Objective/Strategy

The ON Risk Managed Balanced Portfolio (formerly the Risk Managed Balanced Portfolio) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of June 30, 2018

Average Annual returns
One year	10.39%
Since inception (5/1/14)	6.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total expense ratio is 1.02% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights.

Comments from Sub-Advisers

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Risk Managed Balanced Portfolio returned 1.23% versus 0.79% for its benchmark, which is comprised of 55% S&P 500 Index and 45% Bloomberg Barclays U.S. Aggregate Bond Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. The Portfolio outperformed its benchmark during the period. Equities outperformed fixed income, and the Portfolio’s overweight to equity securities was a large driver of the overall outperformance. (1)

Within the Portfolio’s fixed income sleeve, concern over rising rates, stretched valuations, and elevated merger and acquisition activity and commensurate supply led us to diversify our spread product exposure. This proved beneficial, as our allocations to agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) aided relative results. The composition of our investment-grade corporate credit allocation also contributed to relative outperformance. Our underweight allocation to Treasuries hindered performance, as investors flocked to high quality assets on multiple occasions. Rising trade tensions and the formation of a euro-sceptic coalition government in Italy were the primary causes of volatility. As spreads widened, our out-of-index allocation to high-yield corporate credit also detracted. (1)

Q. How did sector allocation and security selection each impact the Portfolio’s performance relative to its benchmark? For sector allocation, were there any factors that impacted the benchmark’s performance more significantly than the Portfolio’s performance? For security selection, was there anything specific regarding the Portfolio’s strategy that caused deviation from the benchmark?

A. In the equity sleeve, security selection drove relative outperformance. Security selection was strongest in Information Technology, Industrials and Consumer Staples. Within Industrials, gains were partially offset by our overweight allocation, as trade policy negotiations pressured the broader sector. Security selection in the strong-performing Consumer Discretionary sector was the largest detractor from relative results. We did not own select large index constituents that we believed were expensive, given their limited free-cash-flow generation. (1)

In the fixed income sleeve, security selection was a strong contributor to relative performance. Our asset allocation detracted, primarily due to our out-of-index high-yield exposure as spreads widened, and our large underweight to Treasuries amid bouts of volatility. At the corporate credit sector level, Pharmaceuticals and Electric Utilities were among the largest relative contributors. Our yield curve positioning and underweight allocations in both sectors benefited relative results. As yields rose, some of our intermediate-dated banking positions weighed on relative results, leading that sector to be the largest relative sector-level detractor. Yield curve positioning and an overweight allocation led the Aerospace & Defense sector to also detract. (1)

Q. How did the Risk Management Component impact the Portfolio’s performance during the period?

A. The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. Over the first half of 2018, this allocation ranged between 17.6% and 19.6%, and ended the period representing approximately 18.4% of the Portfolio. (1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to the benchmark. During the six-month period, as compared to the Balanced Component, the aggregate Portfolio’s realized volatility was lower by 0.2% and the cumulative return was lower by -1.7%. Due to the relatively similar volatility and lower return achieved, the risk-adjusted return of the aggregate Portfolio was not enhanced compared to the Balanced Component. The under-performance of the Risk Management Component was attributable to losses on Treasury futures positions and index-based options resulting from the time decay of premium value. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. Equity Contributors:

•

Multinational financial services corporation Mastercard, Inc. Class A was the Portfolio’s top individual contributor. The stock is a longtime holding in the Portfolio and we continue to see our investment thesis play out, as the company benefits from consumers and businesses switching from cash and check to plastic and electronic payments. Mastercard is also poised to benefit from growth outside of the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth. Better-than-expected revenue growth and increasing payment volumes drove the stock higher during the period. (1)

•

Computer software company Adobe Systems, Inc. (“Adobe”) also performed well. Adobe has benefited from secular shifts towards Software as a Service (SaaS) and digital media. Indeed, revenue growth driven by its subscription-based services helped propel the

97	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

stock higher during the period. We continue to see upside for the stock, as the subscription-based model increases Adobe’s total assessable digital media market, and more advertisers rely on its software to create digital content. (1)

Fixed Income Contributor:

•

CVS Health Corp. (“CVS”) was a leading corporate credit contributor. We participated in CVS’ large investment-grade bond issuance during the period, which will help the company fund its acquisition of health insurer Aetna, Inc. The company has aggressive plans to de-lever its balance sheet post-acquisition, and we believe its broad suite of services should position the company to be a long-term leader in the Health Care sector as it focuses on lowering costs and improving patient outcomes. (1)

Equity Detractors:

•	Not owning the outperforming benchmark component Amazon.com, Inc. was the top relative detractor. (1)

•

Altria Group, Inc. (“Altria”) led relative detractors of the positions held by the Portfolio. The stock fell during the period on weaker cigarette volumes, which were partially driven by rising excise taxes in California. We continue to hold the position, as the decline in cigarette volumes has slowed, and the company continues to build out its portfolio of e-cigarettes, which is a growing marketplace with evolving preferences and product offerings. We believe Altria’s cash flows should grow moderately as the company improves margins and grows the non-cigarette business. We also appreciate Altria’s high dividend yield. (1)

•

Comcast Corp. Class A also detracted. The stock was down due to concern and confusion over the company’s bid for Sky Network Television Ltd., a European pay-tv provider. We continue to see upside for the stock, and like its position as a cable distribution platform and owner of strong content assets. (1)

Fixed Income Detractor:

•

Some of our banking positions detracted during the period. The sector had benefited considerably in 2017 on improving fundamentals and tighter spreads, but the recent flattening of the yield curve caused concerns around potential compression of banks’ net interest margins. Our overweight position in Goldman Sachs Capital I was among the leading credit detractors, largely due to these broader industry concerns. (1)

Q. How did the Portfolio’s use of derivative instruments and initial public offerings (IPOs), if any, impact overall Portfolio performance?

A. The Risk Management Component detracted 1.2% to the absolute return of the aggregate Portfolio during the period, primarily due to the use of derivative instruments. Treasury futures detracted 1.4% and options strategies detracted 0.3% to the aggregate Portfolio, while equity futures contributed 0.5%. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Bloomberg Barclays U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

98	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Unaudited) (Continued)

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Common Stocks (4)	49.9
U.S. Treasury Obligations	10.6
Corporate Bonds (4)	9.6
U.S. Government Agency Mortgage-Backed Securities	8.2
Purchased Options	6.6
Asset-Backed / Mortgage-Backed Securities (4)	3.7
Master Limited Partnerships (4)	0.5
Preferred Securities (4)	0.2
Money Market Funds Less Net Liabilities	10.7

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	2.9
2.	Mastercard, Inc. Class A	2.2
3.	Alphabet, Inc. Class C	1.9
4.	U.S. Treasury Note 2.375%, 04/30/2020	1.9
5.	U.S. Treasury Note 2.500%, 05/31/2020	1.9
6.	Boeing Co. / The	1.7
7.	U.S. Bancorp	1.5
8.	Altria Group, Inc.	1.5
9.	Apple, Inc.	1.5
10.	Adobe Systems, Inc.	1.5

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Securities, Asset-Backed / Mortgage Backed Securities, Master Limited Partnerships):

% of Net Assets
Information Technology	14.4
Financials	12.9
Consumer Discretionary	8.4
Industrials	7.5
Health Care	6.5
Consumer Staples	5.7
Energy	3.1
Real Estate	2.4
Materials	2.3
Telecommunication Services	0.5
Utilities	0.2

63.9

99

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks – 49.9%			Shares	Value
CONSUMER DISCRETIONARY – 7.3%
Booking Holdings, Inc. (Internet & Direct Marketing Retail)	(a	)	1,007	$2,041,280
Comcast Corp. Class A (Media)			106,302	3,487,769
General Motors Co. (Automobiles)			67,461	2,657,963
Hasbro, Inc. (Leisure Products)			15,626	1,442,436
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)			7,265	575,097
Home Depot, Inc. / The (Specialty Retail)			25,655	5,005,291
Madison Square Garden Co. / The Class A (Media)	(a	)	2,560	794,086
McDonald’s Corp. (Hotels, Restaurants & Leisure)			24,493	3,837,808
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)			40,549	3,230,944
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a	)	18,514	874,787
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)			16,425	1,150,571
Starbucks Corp. (Hotels, Restaurants & Leisure)			14,309	698,995

				25,797,027

CONSUMER STAPLES – 5.5%
Altria Group, Inc. (Tobacco)			95,366	5,415,835
Clorox Co. / The (Household Products)			7,248	980,292
Costco Wholesale Corp. (Food & Staples Retailing)			21,820	4,559,944
Estee Lauder Cos., Inc. / The Class A (Personal Products)			13,411	1,913,616
Hershey Co. / The (Food Products)			15,437	1,436,567
Kroger Co. / The (Food & Staples Retailing)			61,954	1,762,591
Sysco Corp. (Food & Staples Retailing)			45,402	3,100,503

				19,169,348

ENERGY – 1.8%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)			39,172	2,869,349
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)			88,177	3,587,041

				6,456,390

FINANCIALS – 6.3%
American Express Co. (Consumer Finance)			16,100	1,577,800
Bank of America Corp. (Banks)			68,377	1,927,548
CME Group, Inc. (Capital Markets)			27,336	4,480,917
Goldman Sachs Group, Inc. / The (Capital Markets)			2,710	597,745
Morgan Stanley (Capital Markets)			17,548	831,775
Progressive Corp. / The (Insurance)			25,825	1,527,549
Synchrony Financial (Consumer Finance)			86,222	2,878,090
TD Ameritrade Holding Corp. (Capital Markets)			52,803	2,892,020
U.S. Bancorp (Banks)			108,363	5,420,317

				22,133,761

HEALTH CARE – 5.7%
Abbott Laboratories (Health Care Equip. & Supplies)			45,879	2,798,160
AbbVie, Inc. (Biotechnology)			6,391	592,126
Aetna, Inc. (Health Care Providers & Svs.)			12,591	2,310,449
Allergan PLC (Pharmaceuticals)			19,625	3,271,880
Bristol-Myers Squibb Co. (Pharmaceuticals)			20,671	1,143,933
Eli Lilly & Co. (Pharmaceuticals)			29,308	2,500,852
Medtronic PLC (Health Care Equip. & Supplies)			43,456	3,720,268
Merck & Co., Inc. (Pharmaceuticals)			59,836	3,632,045

				19,969,713

INDUSTRIALS – 6.6%
3M Co. (Industrial Conglomerates)			6,972	1,371,532
Boeing Co. / The (Aerospace & Defense)			18,126	6,081,454
CSX Corp. (Road & Rail)			59,946	3,823,356
Deere & Co. (Machinery)			10,213	1,427,777
Delta Air Lines, Inc. (Airlines)			18,715	927,141
General Dynamics Corp. (Aerospace & Defense)			15,116	2,817,774
Honeywell International, Inc. (Industrial Conglomerates)			18,910	2,723,986
Northrop Grumman Corp. (Aerospace & Defense)			1,243	382,471
Parker-Hannifin Corp. (Machinery)			5,639	878,838
Stanley Black & Decker, Inc. (Machinery)			9,304	1,235,664
United Parcel Service, Inc. Class B (Air Freight & Logistics)			14,609	1,551,914

				23,221,907

INFORMATION TECHNOLOGY – 13.7%
Accenture PLC Class A (IT Svs.)			22,004	3,599,634
Activision Blizzard, Inc. (Software)			12,031	918,206
Adobe Systems, Inc. (Software)	(a	)	21,475	5,235,820

100	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Common Stocks (Continued)			Shares	Value
INFORMATION TECHNOLOGY (continued)
Alphabet, Inc. Class C (Internet Software & Svs.)	(a	)	6,000	$6,693,900
Apple, Inc. (Tech. Hardware, Storage & Periph.)			28,977	5,363,932
Automatic Data Processing, Inc. (IT Svs.)			5,843	783,780
Corning, Inc. (Electronic Equip., Instr. & Comp.)			35,807	985,051
Intel Corp. (Semiconductors & Equip.)			75,806	3,768,316
Lam Research Corp. (Semiconductors & Equip.)			12,326	2,130,549
Mastercard, Inc. Class A (IT Svs.)			38,357	7,537,918
Microsoft Corp. (Software)			103,185	10,175,085
salesforce.com, Inc. (Software)	(a	)	7,776	1,060,646

				48,252,837

MATERIALS – 1.4%
LyondellBasell Industries N.V. Class A (Chemicals)			46,019	5,055,187

REAL ESTATE – 1.6%
CBRE Group, Inc. Class A (Real Estate Mgmt. & Development)	(a	)	53,033	2,531,795
Crown Castle International Corp. (Equity REIT)			12,629	1,361,659
MGM Growth Properties LLC Class A (Equity REIT)			27,165	827,446
Outfront Media, Inc. (Equity REIT)			37,627	731,845

				5,452,745

Total Common Stocks (Cost $136,940,158)				$175,508,915

U.S. Treasury Obligations – 10.6%			Rate	Maturity	Face Amount	Value
U.S. Treasury Note			2.250%	02/29/2020	$3,484,000	$3,469,574
U.S. Treasury Note			2.250%	03/31/2020	1,522,000	1,515,044
U.S. Treasury Note			1.500%	04/15/2020	14,000	13,751
U.S. Treasury Note			2.375%	04/30/2020	6,699,000	6,681,206
U.S. Treasury Note			1.500%	05/15/2020	74,000	72,618
U.S. Treasury Note			2.500%	05/31/2020	6,547,000	6,543,675
U.S. Treasury Note			2.750%	05/31/2023	3,826,000	3,829,437
U.S. Treasury Note	(b	)	2.250%	11/15/2024	1,865,000	1,804,169
U.S. Treasury Note			2.750%	02/15/2028	34,000	33,696
U.S. Treasury Note			2.875%	05/15/2028	2,247,000	2,250,511
U.S. Treasury Note			2.250%	08/15/2046	384,000	330,360
U.S. Treasury Note			2.750%	08/15/2047	64,000	61,008
U.S. Treasury Note			2.750%	11/15/2047	3,739,000	3,563,880
U.S. Treasury Note			3.000%	02/15/2048	2,101,000	2,105,924
U.S. Treasury Note			3.125%	05/15/2048	4,898,000	5,029,443

Total U.S. Treasury Obligations (Cost $37,202,795)						$37,304,296

Corporate Bonds – 9.6%			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.9%
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(c	)	4.625%	01/15/2022	$238,000	$238,000
Amazon.com, Inc. (Internet & Direct Marketing Retail)			2.800%	08/22/2024	130,000	123,942
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)			5.250%	03/15/2021	173,000	174,189
Charter Communications Operating, LLC / Charter Communications Operating Capital Corp. (Media)			4.908%	07/23/2025	284,000	286,725
D.R. Horton, Inc. (Household Durables)			3.750%	03/01/2019	231,000	231,722
MDC Holdings, Inc. (Household Durables)			5.500%	01/15/2024	53,000	53,530
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. (Hotels, Restaurants & Leisure)			5.625%	05/01/2024	108,000	109,350
MGM Resorts International (Hotels, Restaurants & Leisure)			6.750%	10/01/2020	303,000	317,392
MGM Resorts International (Hotels, Restaurants & Leisure)			6.625%	12/15/2021	123,000	129,458
MGM Resorts International (Hotels, Restaurants & Leisure)			7.750%	03/15/2022	44,000	47,960
MGM Resorts International (Hotels, Restaurants & Leisure)			6.000%	03/15/2023	22,000	22,660
Toll Brothers Finance Corp. (Household Durables)			5.875%	02/15/2022	144,000	149,400
Toll Brothers Finance Corp. (Household Durables)			4.375%	04/15/2023	63,000	61,740
UBM PLC (Media)	(c	)	5.750%	11/03/2020	108,000	110,129
Unitymedia GmbH (Media)	(c	)	6.125%	01/15/2025	321,000	330,630
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(c	)	5.000%	01/15/2025	200,000	202,500
Warner Media, LLC (Media)			3.600%	07/15/2025	170,000	161,589
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			4.150%	04/01/2024	137,000	134,774
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			5.100%	10/01/2025	70,000	71,663
Wyndham Destinations, Inc. (Hotels, Restaurants & Leisure)			4.500%	04/01/2027	78,000	76,050

						3,033,403

101	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
CONSUMER STAPLES – 0.2%
Sysco Corp. (Food & Staples Retailing)			2.500%	07/15/2021	$73,000	$71,279
Wm. Wrigley Jr. Co. (Food Products)	(c	)	2.400%	10/21/2018	447,000	446,686

						517,965

ENERGY – 1.3%
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)			3.500%	12/01/2022	62,000	60,560
Andeavor Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)			5.250%	01/15/2025	69,000	70,717
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)			5.125%	06/30/2027	234,000	231,952
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)			4.500%	06/01/2025	92,000	92,076
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			5.000%	09/15/2022	446,000	452,717
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)			4.500%	04/15/2023	295,000	299,559
Enbridge Energy Partners LP (Oil, Gas & Consumable Fuels)			5.875%	10/15/2025	156,000	169,723
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)			4.250%	03/15/2023	146,000	140,891
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)			5.875%	01/15/2024	127,000	130,175
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)			5.500%	06/01/2027	98,000	98,000
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)			4.150%	10/01/2020	130,000	131,574
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)			4.950%	06/15/2028	139,000	138,514
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)			6.000%	06/15/2048	157,000	156,499
Energy Transfer Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)			5.750%	09/01/2020	80,000	83,144
Energy Transfer Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)			5.875%	03/01/2022	166,000	175,562
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.150%	06/01/2025	81,000	74,839
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)			4.850%	07/15/2026	232,000	219,762
EQT Midstream Partners LP (Oil, Gas & Consumable Fuels)			5.500%	07/15/2028	229,000	228,873
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			3.500%	03/01/2021	50,000	49,909
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			5.000%	10/01/2021	304,000	315,667
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)			3.950%	09/01/2022	159,000	158,933
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(c	)	5.750%	01/15/2020	47,000	48,472
NGPL PipeCo, LLC (Oil, Gas & Consumable Fuels)	(c	)	4.375%	08/15/2022	34,000	33,660
NGPL PipeCo, LLC (Oil, Gas & Consumable Fuels)	(c	)	4.875%	08/15/2027	73,000	72,088
NuStar Logistics LP (Oil, Gas & Consumable Fuels)			5.625%	04/28/2027	198,000	191,565
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)			3.605%	02/15/2025	121,000	115,348
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)			3.750%	03/01/2028	55,000	51,382
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)			4.650%	10/15/2025	64,000	63,758
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)			5.000%	03/15/2027	269,000	273,263
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)			3.700%	01/15/2023	74,000	71,595
Williams Partners LP (Oil, Gas & Consumable Fuels)			3.600%	03/15/2022	91,000	90,531

						4,491,308

FINANCIALS – 2.4%
Ally Financial, Inc. (Consumer Finance)			8.000%	12/31/2018	100,000	101,875
Bank of America Corp. (Banks)			2.503%	10/21/2022	849,000	812,593
Capital One Financial Corp. (Consumer Finance)			3.300%	10/30/2024	116,000	110,132
CBOE Global Markets, Inc. (Capital Markets)			3.650%	01/12/2027	267,000	257,551
Charles Schwab Corp. / The (Capital Markets)	(d	)	QL + 32	05/21/2021	284,000	285,153
Charles Schwab Corp. / The (Capital Markets)			3.250%	05/21/2021	88,000	88,345
Charles Schwab Corp. / The (Capital Markets)			3.000%	03/10/2025	127,000	122,072
Citibank NA (Banks)	(d	)	QL + 32	05/01/2020	801,000	801,574
Citigroup, Inc. (Banks)			4.600%	03/09/2026	109,000	108,808
Citigroup, Inc. (Banks)			3.200%	10/21/2026	172,000	160,039
Citizens Financial Group, Inc. (Banks)			3.750%	07/01/2024	47,000	45,357
Citizens Financial Group, Inc. (Banks)			4.350%	08/01/2025	41,000	40,540
Citizens Financial Group, Inc. (Banks)			4.300%	12/03/2025	355,000	352,607
E*TRADE Financial Corp. (Capital Markets)			2.950%	08/24/2022	263,000	254,687
E*TRADE Financial Corp. (Capital Markets)			3.800%	08/24/2027	289,000	276,546
E*TRADE Financial Corp. (Capital Markets)			4.500%	06/20/2028	109,000	109,040
First Republic Bank (Banks)			4.625%	02/13/2047	100,000	98,644
General Motors Financial Co., Inc. (Consumer Finance)			3.200%	07/13/2020	279,000	277,692
General Motors Financial Co., Inc. (Consumer Finance)			3.550%	04/09/2021	216,000	215,332
HSBC Holdings PLC (Banks)	(d	)	QL + 60	05/18/2021	448,000	448,653
JPMorgan Chase & Co. (Banks)			2.295%	08/15/2021	292,000	282,081
JPMorgan Chase & Co. (Banks)			4.125%	12/15/2026	190,000	187,534
JPMorgan Chase Bank NA (Banks)	(d	)	QL + 34	04/26/2021	537,000	537,129
JPMorgan Chase Bank NA (Banks)	(d	)	3.086%	04/26/2021	501,000	499,807
Morgan Stanley (Capital Markets)			3.950%	04/23/2027	165,000	157,235
NextEra Energy Operating Partners LP (Insurance)	(c	)	4.250%	09/15/2024	37,000	35,613
Raymond James Financial, Inc. (Capital Markets)			3.625%	09/15/2026	132,000	126,717
Raymond James Financial, Inc. (Capital Markets)			4.950%	07/15/2046	236,000	239,810
Royal Bank of Canada (Banks)	(d	)	QL + 39	04/30/2021	554,000	553,813
SVB Financial Group (Banks)			5.375%	09/15/2020	139,000	144,894
Syngenta Finance N.V. (Diversified Financial Svs.)	(c	)	3.698%	04/24/2020	200,000	199,267

102	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Syngenta Finance N.V. (Diversified Financial Svs.)	(c	)	3.933%	04/23/2021	$200,000	$199,479
Syngenta Finance N.V. (Diversified Financial Svs.)	(c	)	4.441%	04/24/2023	200,000	198,815
Syngenta Finance N.V. (Diversified Financial Svs.)	(c	)	4.892%	04/24/2025	200,000	196,039
TD Ameritrade Holding Corp. (Capital Markets)			3.625%	04/01/2025	89,000	88,037

						8,613,510

HEALTH CARE – 0.8%
Aetna, Inc. (Health Care Providers & Svs.)			2.800%	06/15/2023	127,000	121,072
Allergan Funding SCS (Pharmaceuticals)			3.000%	03/12/2020	153,000	152,234
Becton Dickinson and Co. (Health Care Equip. & Supplies)			2.894%	06/06/2022	133,000	128,606
Centene Corp. (Health Care Providers & Svs.)			4.750%	05/15/2022	15,000	15,094
Centene Corp. (Health Care Providers & Svs.)			6.125%	02/15/2024	171,000	180,191
Centene Corp. (Health Care Providers & Svs.)			4.750%	01/15/2025	166,000	165,170
Centene Escrow I Corp. (Health Care Providers & Svs.)	(c	)	5.375%	06/01/2026	141,000	142,851
CVS Health Corp. (Health Care Providers & Svs.)			4.750%	12/01/2022	120,000	124,445
CVS Health Corp. (Health Care Providers & Svs.)			4.100%	03/25/2025	332,000	330,181
CVS Health Corp. (Health Care Providers & Svs.)			4.300%	03/25/2028	460,000	453,569
CVS Health Corp. (Health Care Providers & Svs.)			5.050%	03/25/2048	163,000	164,629
HCA, Inc. (Health Care Providers & Svs.)			3.750%	03/15/2019	180,000	180,675
HCA, Inc. (Health Care Providers & Svs.)			5.000%	03/15/2024	189,000	189,000
HCA, Inc. (Health Care Providers & Svs.)			5.250%	06/15/2026	145,000	144,014
Teva Pharmaceutical Finance Co. BV (Pharmaceuticals)			2.950%	12/18/2022	25,000	22,747
Teva Pharmaceutical Finance Netherlands III BV (Pharmaceuticals)			2.800%	07/21/2023	146,000	126,063
UnitedHealth Group, Inc. (Health Care Providers & Svs.)			2.375%	10/15/2022	102,000	98,043
WellCare Health Plans, Inc. (Health Care Providers & Svs.)			5.250%	04/01/2025	169,000	168,155

						2,906,739

INDUSTRIALS – 0.9%
Arconic, Inc. (Aerospace & Defense)			5.870%	02/23/2022	22,000	22,957
Arconic, Inc. (Aerospace & Defense)			5.125%	10/01/2024	295,000	292,985
General Dynamics Corp. (Aerospace & Defense)	(d	)	QL + 29	05/11/2020	74,000	74,183
General Dynamics Corp. (Aerospace & Defense)	(d	)	QL + 38	05/11/2021	74,000	74,258
HD Supply, Inc. (Trading Companies & Distributors)	(c	)	5.750%	04/15/2024	469,000	490,691
Huntington Ingalls Industries, Inc. (Aerospace & Defense)	(c	)	5.000%	11/15/2025	429,000	443,710
IHS Markit Ltd. (Professional Svs.)	(c	)	5.000%	11/01/2022	26,000	26,228
IHS Markit Ltd. (Professional Svs.)	(c	)	4.750%	02/15/2025	215,000	212,850
Masonite International Corp. (Building Products)	(c	)	5.625%	03/15/2023	82,000	83,820
Northrop Grumman Corp. (Aerospace & Defense)			2.550%	10/15/2022	285,000	274,434
Owens Corning (Building Products)			4.200%	12/01/2024	153,000	150,881
Owens Corning (Building Products)			3.400%	08/15/2026	63,000	57,423
Rockwell Collins, Inc. (Aerospace & Defense)			3.200%	03/15/2024	114,000	109,782
Verisk Analytics, Inc. (Professional Svs.)			4.875%	01/15/2019	82,000	82,739
Verisk Analytics, Inc. (Professional Svs.)			5.800%	05/01/2021	211,000	223,367
Verisk Analytics, Inc. (Professional Svs.)			4.125%	09/12/2022	184,000	187,337
Verisk Analytics, Inc. (Professional Svs.)			5.500%	06/15/2045	222,000	228,658

						3,036,303

INFORMATION TECHNOLOGY – 0.7%
Broadcom Corp / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)			3.625%	01/15/2024	76,000	73,541
Broadcom Corp / Broadcom Cayman Finance Ltd. (Semiconductors & Equip.)			3.125%	01/15/2025	112,000	103,879
Cadence Design Systems, Inc. (Software)			4.375%	10/15/2024	156,000	157,942
First Data Corp. (IT Svs.)	(c	)	7.000%	12/01/2023	266,000	277,060
Marvell Technology Group Ltd. (Semiconductors & Equip.)			4.200%	06/22/2023	108,000	107,855
Marvell Technology Group Ltd. (Semiconductors & Equip.)			4.875%	06/22/2028	123,000	122,059
Microchip Technology, Inc. (Semiconductors & Equip.)	(c	)	3.922%	06/01/2021	118,000	118,187
Total System Services, Inc. (IT Svs.)			3.800%	04/01/2021	134,000	134,907
Total System Services, Inc. (IT Svs.)			4.800%	04/01/2026	369,000	378,155
Trimble, Inc. (Electronic Equip., Instr. & Comp.)			4.150%	06/15/2023	78,000	78,094
Trimble, Inc. (Electronic Equip., Instr. & Comp.)			4.750%	12/01/2024	270,000	275,613
Trimble, Inc. (Electronic Equip., Instr. & Comp.)			4.900%	06/15/2028	589,000	587,723

						2,415,015

MATERIALS – 0.9%
Anglo American Capital PLC (Metals & Mining)	(c	)	4.125%	09/27/2022	450,000	452,325
Ball Corp. (Containers & Packaging)			4.375%	12/15/2020	187,000	188,402
CF Industries, Inc. (Chemicals)	(c	)	4.500%	12/01/2026	218,000	216,380
CF Industries, Inc. (Chemicals)			5.375%	03/15/2044	206,000	181,795
Freeport-McMoRan, Inc. (Metals & Mining)			3.100%	03/15/2020	76,000	74,480
Freeport-McMoRan, Inc. (Metals & Mining)			3.550%	03/01/2022	295,000	280,250
Freeport-McMoRan, Inc. (Metals & Mining)			4.550%	11/14/2024	116,000	110,200

103	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Corporate Bonds (Continued)			Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Freeport-McMoRan, Inc. (Metals & Mining)			5.450%	03/15/2043	$117,000	$102,632
Georgia-Pacific LLC (Paper & Forest Products)	(c	)	3.163%	11/15/2021	99,000	98,360
Georgia-Pacific LLC (Paper & Forest Products)	(c	)	3.600%	03/01/2025	386,000	384,144
Martin Marietta Materials, Inc. (Construction Materials)			4.250%	07/02/2024	103,000	103,893
Reliance Steel & Aluminum Co. (Metals & Mining)			4.500%	04/15/2023	116,000	118,578
Sherwin-Williams Co. / The (Chemicals)			2.750%	06/01/2022	78,000	75,493
Steel Dynamics, Inc. (Metals & Mining)			4.125%	09/15/2025	197,000	188,874
Steel Dynamics, Inc. (Metals & Mining)			5.000%	12/15/2026	89,000	89,000
Teck Resources Ltd. (Metals & Mining)			4.500%	01/15/2021	82,000	82,000
Teck Resources Ltd. (Metals & Mining)			4.750%	01/15/2022	118,000	118,247
Teck Resources Ltd. (Metals & Mining)	(c	)	8.500%	06/01/2024	190,000	208,287
Vulcan Materials Co. (Construction Materials)			4.500%	04/01/2025	223,000	224,038

						3,297,378

REAL ESTATE – 0.8%
Alexandria Real Estate Equities, Inc. (Equity REIT)			2.750%	01/15/2020	152,000	150,754
Alexandria Real Estate Equities, Inc. (Equity REIT)			4.600%	04/01/2022	257,000	265,174
Alexandria Real Estate Equities, Inc. (Equity REIT)			4.500%	07/30/2029	111,000	110,551
American Tower Corp. (Equity REIT)			3.300%	02/15/2021	270,000	269,689
American Tower Corp. (Equity REIT)			4.400%	02/15/2026	168,000	166,743
Crown Castle International Corp. (Equity REIT)			5.250%	01/15/2023	222,000	232,548
Crown Castle International Corp. (Equity REIT)			3.200%	09/01/2024	177,000	166,976
Crown Castle Towers LLC (Equity REIT)			3.720%	07/15/2023	136,000	136,055
Crown Castle Towers LLC (Equity REIT)	(c	)	3.720%	07/15/2023	136,000	136,000
Crown Castle Towers LLC (Equity REIT)	(c	)	4.241%	07/15/2028	233,000	233,206
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)			4.400%	11/15/2022	197,000	201,397
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)			5.875%	04/01/2024	472,000	457,840
Senior Housing Properties Trust (Equity REIT)			6.750%	12/15/2021	61,000	65,336
SL Green Realty Corp. (Equity REIT)			5.000%	08/15/2018	85,000	85,127
SL Green Realty Corp. (Equity REIT)			7.750%	03/15/2020	237,000	253,194

						2,930,590

TELECOMMUNICATION SERVICES – 0.5%
AT&T, Inc. (Diversified Telecom. Svs.)			4.250%	03/01/2027	246,000	240,783
AT&T, Inc. (Diversified Telecom. Svs.)	(c	)	4.100%	02/15/2028	279,000	266,500
AT&T, Inc. (Diversified Telecom. Svs.)			5.250%	03/01/2037	74,000	72,903
AT&T, Inc. (Diversified Telecom. Svs.)	(c	)	5.150%	11/15/2046	165,000	155,329
BellSouth, LLC (Diversified Telecom. Svs.)	(c	)	4.333%	04/26/2019	564,000	569,884
Verizon Communications, Inc. (Diversified Telecom. Svs.)			2.625%	08/15/2026	247,000	219,144
Verizon Communications, Inc. (Diversified Telecom. Svs.)			4.862%	08/21/2046	105,000	100,258

						1,624,801

UTILITIES – 0.2%
Duke Energy Corp. (Electric Utilities)			1.800%	09/01/2021	96,000	91,843
Duke Energy Corp. (Electric Utilities)			2.400%	08/15/2022	116,000	111,533
PPL WEM Ltd. / Western Power Distribution Ltd. (Electric Utilities)	(c	)	5.375%	05/01/2021	203,000	211,151
Sempra Energy (Multi-Utilities)	(d	)	QL + 50	01/15/2021	202,000	202,102
Southern Co. / The (Electric Utilities)			2.950%	07/01/2023	192,000	185,140

						801,769

Total Corporate Bonds (Cost $34,339,133)						$33,668,781

U.S. Government Agency Mortgage-Backed Securities – 8.2%			Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AB6548			3.500%	10/01/2042	$117,226	$117,532
Fannie Mae Pool FN AB8407			3.500%	02/01/2043	29,316	29,293
Fannie Mae Pool FN AL3083			3.500%	12/01/2042	273,052	272,841
Fannie Mae Pool FN AL5310			3.500%	04/01/2044	4,883	4,901
Fannie Mae Pool FN AL5887			4.500%	10/01/2044	31,399	33,107
Fannie Mae Pool FN AL5942			5.000%	07/01/2044	177,876	192,549
Fannie Mae Pool FN AL6348			3.500%	02/01/2045	39,011	38,980
Fannie Mae Pool FN AL6542			4.500%	03/01/2045	51,877	54,701
Fannie Mae Pool FN AL6620			4.500%	08/01/2042	320,179	337,585
Fannie Mae Pool FN AL6997			4.500%	11/01/2042	24,152	25,408
Fannie Mae Pool FN AL7381			4.500%	06/01/2045	130,396	136,672
Fannie Mae Pool FN AR2624			3.500%	02/01/2043	46,006	45,971
Fannie Mae Pool FN AS7587			3.500%	07/01/2046	229,220	228,972
Fannie Mae Pool FN AS7822			3.500%	08/01/2046	649,564	648,258
Fannie Mae Pool FN AS8510			4.500%	12/01/2046	78,979	82,710
Fannie Mae Pool FN AS9751			4.000%	05/01/2047	58,680	59,883
Fannie Mae Pool FN AT2957			3.000%	05/01/2043	34,379	33,558

104	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN AZ9203	3.000%	10/01/2045	$84,679	$82,084
Fannie Mae Pool FN BA2885	3.000%	10/01/2045	131,057	127,041
Fannie Mae Pool FN BA4752	3.000%	01/01/2046	17,452	16,932
Fannie Mae Pool FN BC2468	3.000%	03/01/2046	376,162	364,845
Fannie Mae Pool FN BC2488	3.000%	03/01/2046	562,819	545,886
Fannie Mae Pool FN BD0667	4.500%	06/01/2047	20,187	21,173
Fannie Mae Pool FN BD6435	4.000%	10/01/2046	10,497	10,745
Fannie Mae Pool FN BD8952	3.000%	11/01/2046	45,663	44,342
Fannie Mae Pool FN BD8980	3.000%	11/01/2046	42,579	41,346
Fannie Mae Pool FN BE0637	4.000%	07/01/2047	7,964	8,146
Fannie Mae Pool FN BE0640	4.500%	08/01/2047	18,135	19,023
Fannie Mae Pool FN BE2717	4.500%	07/01/2047	13,006	13,641
Fannie Mae Pool FN BE2732	4.000%	07/01/2047	26,463	27,072
Fannie Mae Pool FN BE2733	4.500%	07/01/2047	14,420	15,124
Fannie Mae Pool FN BE2774	4.000%	10/01/2047	58,300	59,640
Fannie Mae Pool FN BE2784	4.000%	11/01/2047	78,288	80,087
Fannie Mae Pool FN BE2786	4.500%	11/01/2047	71,223	74,712
Fannie Mae Pool FN BF0130	3.500%	08/01/2056	393,954	391,214
Fannie Mae Pool FN BF0167	3.000%	02/01/2057	359,671	345,420
Fannie Mae Pool FN BH3305	4.500%	05/01/2047	29,539	31,108
Fannie Mae Pool FN BH3306	4.500%	05/01/2047	24,794	26,031
Fannie Mae Pool FN BH3307	4.500%	05/01/2047	24,343	25,531
Fannie Mae Pool FN BH3336	4.500%	05/01/2047	18,299	19,283
Fannie Mae Pool FN BH3337	4.500%	05/01/2047	14,327	15,082
Fannie Mae Pool FN BH3338	4.500%	05/01/2047	17,057	17,889
Fannie Mae Pool FN BH3540	4.000%	06/01/2047	6,957	7,106
Fannie Mae Pool FN BH3892	3.500%	08/01/2047	83,498	83,278
Fannie Mae Pool FN BH4380	4.000%	06/01/2047	15,377	15,729
Fannie Mae Pool FN BH4639	4.500%	06/01/2047	10,527	11,076
Fannie Mae Pool FN BH4640	4.500%	05/01/2047	8,365	8,782
Fannie Mae Pool FN BH4667	4.500%	05/01/2047	5,498	5,785
Fannie Mae Pool FN BH4706	4.500%	05/01/2047	6,062	6,378
Fannie Mae Pool FN BH5672	4.000%	06/01/2047	15,301	15,606
Fannie Mae Pool FN BH5673	4.000%	07/01/2047	11,519	11,782
Fannie Mae Pool FN BH5725	4.000%	11/01/2047	90,978	92,928
Fannie Mae Pool FN BH6165	4.000%	02/15/2048	25,319	25,898
Fannie Mae Pool FN BH6168	4.000%	06/01/2047	30,962	31,671
Fannie Mae Pool FN BH6170	4.500%	07/01/2047	67,369	70,659
Fannie Mae Pool FN BH6940	3.500%	01/15/2048	52,752	52,609
Fannie Mae Pool FN BH7029	4.000%	12/01/2047	179,476	183,322
Fannie Mae Pool FN BH7108	4.000%	02/15/2048	342,495	349,835
Fannie Mae Pool FN BH8168	4.000%	08/01/2047	28,081	28,724
Fannie Mae Pool FN BH8170	4.000%	08/01/2047	47,970	49,068
Fannie Mae Pool FN BH8171	4.500%	08/01/2047	93,128	97,675
Fannie Mae Pool FN BH8224	4.000%	08/01/2047	140,127	143,036
Fannie Mae Pool FN BH8655	4.000%	08/01/2047	12,494	12,754
Fannie Mae Pool FN BJ0241	4.000%	09/01/2047	12,805	13,100
Fannie Mae Pool FN BJ1588	4.000%	10/01/2047	26,706	27,320
Fannie Mae Pool FN BJ1692	3.500%	12/01/2047	141,197	141,016
Fannie Mae Pool FN BJ1695	3.500%	12/01/2047	25,413	25,346
Fannie Mae Pool FN BJ1735	4.000%	10/01/2047	53,865	55,103
Fannie Mae Pool FN BJ1747	4.000%	10/01/2047	33,780	34,557
Fannie Mae Pool FN BJ1758	4.000%	10/01/2047	51,775	52,965
Fannie Mae Pool FN BJ2553	3.500%	12/01/2047	165,835	165,087
Fannie Mae Pool FN BJ3260	4.500%	10/01/2047	6,661	6,987
Fannie Mae Pool FN BJ3265	4.000%	11/01/2047	24,248	24,806
Fannie Mae Pool FN BJ4558	3.500%	01/01/2048	104,478	104,406
Fannie Mae Pool FN BJ4559	3.500%	01/01/2048	36,414	36,345
Fannie Mae Pool FN BJ4566	4.000%	01/01/2048	354,268	362,540
Fannie Mae Pool FN BJ4567	4.000%	01/01/2048	604,165	617,898
Fannie Mae Pool FN BJ5796	4.500%	03/01/2048	117,402	123,507
Fannie Mae Pool FN BJ5834	4.500%	05/01/2048	61,432	64,532
Fannie Mae Pool FN BJ5844	4.500%	04/01/2048	88,928	93,649
Fannie Mae Pool FN BK1964	4.000%	03/01/2048	145,317	148,711
Fannie Mae Pool FN BK1975	3.500%	03/01/2048	59,839	59,798
Fannie Mae Pool FN BK3986	4.500%	05/01/2048	72,215	76,327
Fannie Mae Pool FN BK4039	4.500%	06/01/2048	68,431	72,159
Fannie Mae Pool FN BK4157	4.000%	05/01/2048	374,297	381,791
Fannie Mae Pool FN BK5358	4.000%	05/01/2048	95,839	97,748
Fannie Mae Pool FN BK5378	4.000%	06/01/2048	151,000	154,008
Fannie Mae Pool FN BM3032	3.000%	02/01/2047	716,657	700,290

105	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)				Rate	Maturity	Face Amount	Value
Fannie Mae Pool FN BM3144				4.000%	11/01/2047	$161,612	$165,036
Fannie Mae Pool FN BM3511				4.500%	02/01/2046	219,770	231,112
Fannie Mae Pool FN CA0532				3.500%	10/01/2047	323,549	322,647
Fannie Mae Pool FN CA0862				3.500%	09/01/2047	142,201	141,560
Fannie Mae Pool FN MA1363				3.000%	02/01/2043	9,312	9,090
Fannie Mae Pool FN MA3384				4.000%	06/01/2048	875,585	893,200
Fannie Mae REMICS FNR 2018-27 EA				3.000%	05/25/2048	332,509	322,493
Fannie Mae TBA		(e	)	5.000%	07/15/2048	1,172,500	1,241,912
Fannie Mae TBA		(e	)	3.500%	07/15/2048	849,000	844,747
Fannie Mae TBA		(e	)	4.000%	07/15/2048	3,932,000	4,008,336
Fannie Mae TBA		(e	)	4.500%	07/15/2048	2,827,000	2,943,444
Fannie Mae TBA		(e	)	4.500%	08/15/2048	359,000	373,115
Fannie Mae TBA		(e	)	5.000%	08/15/2048	1,172,500	1,239,627
Freddie Mac Gold Pool FG G08622				3.000%	01/01/2045	65,341	63,570
Freddie Mac Gold Pool FG G08817				4.000%	06/01/2048	149,531	152,552
Freddie Mac Gold Pool FG G60658				3.500%	07/01/2046	441,091	441,735
Freddie Mac Gold Pool FG G60989				3.000%	12/01/2046	674,673	654,087
Freddie Mac Gold Pool FG G67710				3.500%	03/01/2048	531,082	529,141
Freddie Mac Gold Pool FG Q40332				4.000%	05/01/2046	71,116	72,762
Freddie Mac Gold Pool FG Q41917				3.500%	07/01/2046	90,281	89,963
Freddie Mac Gold Pool FG Q51328				3.500%	10/01/2047	258,345	257,104
Freddie Mac Gold Pool FG Q52419				3.500%	11/01/2047	113,251	112,853
Freddie Mac Gold Pool FG Q53205				3.500%	12/01/2047	82,168	82,065
Freddie Mac Gold Pool FG Q54450				3.500%	02/01/2048	33,715	33,606
Freddie Mac Gold Pool FG Q54453				3.500%	02/01/2048	33,788	33,641
Freddie Mac Gold Pool FG Q54647				3.500%	03/01/2048	345,007	343,298
Freddie Mac Gold Pool FG Q54780				3.500%	03/01/2048	82,591	82,181
Freddie Mac Gold Pool FG Q54952				4.000%	03/01/2048	93,579	95,718
Freddie Mac Gold Pool FG Q55522				4.000%	04/01/2048	135,481	138,138
Freddie Mac Gold Pool FG Q55628				4.000%	04/01/2048	146,556	149,815
Freddie Mac Gold Pool FG Q55894				4.000%	05/01/2048	65,906	67,191
Freddie Mac Gold Pool FG Q55913				4.000%	05/01/2048	394,910	402,888
Freddie Mac Gold Pool FG Q56524				4.000%	06/01/2048	107,000	109,166
Freddie Mac Gold Pool FG U91030				3.500%	02/01/2043	100,131	100,122
Freddie Mac Gold Pool FG U99096				4.500%	05/01/2044	133,488	140,637
Freddie Mac Gold Pool FG U99114				3.500%	02/01/2044	14,157	14,155
Freddie Mac Gold Pool FG V82645				3.000%	10/01/2046	360,913	349,907
Ginnie Mae I Pool GN 784059				4.000%	01/15/2045	293,596	303,036
Ginnie Mae I Pool GN 784182				4.500%	08/15/2046	475,865	506,230
Ginnie Mae I Pool GN BB4357				4.000%	07/15/2047	369,409	378,788
Ginnie Mae I Pool GN BC7161				4.000%	08/15/2047	77,299	79,261
Ginnie Mae I Pool GN BD7109				4.000%	11/15/2047	69,747	71,721
Ginnie Mae I Pool GN BD7135				4.000%	12/15/2047	92,726	95,355
Ginnie Mae II Pool G2 784446				3.000%	02/20/2048	276,707	270,814
Ginnie Mae II Pool G2 BB9817				4.000%	08/20/2047	33,575	34,640
Ginnie Mae II Pool G2 BH3672				4.500%	05/20/2048	47,209	49,835
Ginnie Mae II Pool G2 BH3673				4.500%	05/20/2048	197,711	208,709

Total U.S. Government Agency Mortgage-Backed Securities (Cost $29,293,161)							$28,961,018

Purchased Options – 6.6%	Notional Amount			Expiration	Exercise Price	Contracts (f)	Value
S&P 500 Index Call Option	$6,795,925			December 2019	$2,400	25	$1,096,000
S&P 500 Index Call Option	4,077,555			December 2019	$2,450	15	602,100
S&P 500 Index Call Option	12,232,665			December 2019	$2,500	45	1,644,300
S&P 500 Index Call Option	3,262,044			December 2019	$2,600	12	355,920
S&P 500 Index Call Option	1,359,185			December 2019	$2,800	5	92,000
S&P 500 Index Call Option	1,359,185			December 2019	$2,900	5	62,100
S&P 500 Index Call Option	19,028,590			December 2020	$2,750	70	1,971,200
S&P 500 Index Call Option	9,514,295			December 2020	$2,800	35	892,500
S&P 500 Index Call Option	8,155,110			December 2020	$2,850	30	689,100
S&P 500 Index Call Option	4,077,555			December 2020	$2,900	15	308,250
S&P 500 Index Put Option	6,795,925			December 2019	$2,400	25	258,250
S&P 500 Index Put Option	4,077,555			December 2019	$2,450	15	171,150
S&P 500 Index Put Option	12,232,665			December 2019	$2,500	45	566,550
S&P 500 Index Put Option	3,262,044			December 2019	$2,600	12	177,600
S&P 500 Index Put Option	21,203,286			December 2019	$2,750	78	1,577,160
S&P 500 Index Put Option	19,028,590			December 2019	$2,800	70	1,508,360
S&P 500 Index Put Option	1,359,185			December 2019	$2,900	5	133,300
S&P 500 Index Put Option	19,028,590			December 2020	$2,750	70	1,791,300
S&P 500 Index Put Option	9,514,295			December 2020	$2,800	35	964,250

106	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Purchased Options (Continued)	Notional Amount	Expiration		Exercise Price	Contracts (f)	Value
S&P 500 Index Put Option	$8,155,110	December 2020		$2,850	30	$888,900
S&P 500 Index Put Option	4,077,555	December 2020		$2,900	15	477,300
SPDR S&P 500 ETF Trust Call Option	3,119,720	December 2019		$235	115	571,320
SPDR S&P 500 ETF Trust Call Option	5,262,832	December 2019		$240	194	883,670
SPDR S&P 500 ETF Trust Call Option	5,154,320	December 2019		$245	190	797,050
SPDR S&P 500 ETF Trust Call Option	4,883,040	December 2019		$250	180	682,920
SPDR S&P 500 ETF Trust Call Option	2,577,160	December 2019		$255	95	317,585
SPDR S&P 500 ETF Trust Call Option	4,611,760	December 2019		$260	170	510,340
SPDR S&P 500 ETF Trust Call Option	4,964,424	December 2019		$265	183	489,159
SPDR S&P 500 ETF Trust Call Option	2,305,880	December 2019		$270	85	206,380
SPDR S&P 500 ETF Trust Call Option	2,712,800	December 2019		$275	100	205,700
SPDR S&P 500 ETF Trust Call Option	3,255,360	December 2019		$280	120	212,640
SPDR S&P 500 ETF Trust Call Option	1,057,992	December 2019		$285	39	60,528
SPDR S&P 500 ETF Trust Put Option	3,119,720	December 2019		$235	115	105,915
SPDR S&P 500 ETF Trust Put Option	5,262,832	December 2019		$240	194	203,700
SPDR S&P 500 ETF Trust Put Option	5,154,320	December 2019		$245	190	220,590
SPDR S&P 500 ETF Trust Put Option	4,883,040	December 2019		$250	180	225,900
SPDR S&P 500 ETF Trust Put Option	2,577,160	December 2019		$255	95	131,005
SPDR S&P 500 ETF Trust Put Option	4,611,760	December 2019		$260	170	264,180
SPDR S&P 500 ETF Trust Put Option	4,964,424	December 2019		$265	183	310,002
SPDR S&P 500 ETF Trust Put Option	2,305,880	December 2019		$270	85	156,995
SPDR S&P 500 ETF Trust Put Option	2,712,800	December 2019		$275	100	206,500
SPDR S&P 500 ETF Trust Put Option	3,255,360	December 2019		$280	120	266,040
SPDR S&P 500 ETF Trust Put Option	1,057,992	December 2019		$285	39	97,227

Total Purchased Options (Cost $22,748,362)						$23,352,936

Asset-Backed / Mortgage-Backed Securities – 3.7%			Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.2%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2		(c)	4.277%	09/05/2044	$197,508	$195,897
Credit Acceptance Auto Loan Trust 2018-2A A		(c)	3.470%	05/17/2027	250,000	250,548
Drive Auto Receivables Trust 2017-1 D			3.840%	03/15/2023	23,000	23,195
Drive Auto Receivables Trust 2017-AA D		(c)	4.160%	05/15/2024	130,000	131,605
Exeter Automobile Receivables Trust 2018-2A C		(c)	3.690%	03/15/2023	105,000	104,852
Flagship Credit Auto Trust 2016-3 C		(c)	2.720%	07/15/2022	100,000	99,011
Westlake Automobile Receivables Trust 2018-1A C		(c)	2.920%	05/15/2023	16,000	15,862
Westlake Automobile Receivables Trust 2018-1A D		(c)	3.410%	05/15/2023	16,000	15,903
Westlake Automobile Receivables Trust 2018-2A B		(c)	3.200%	01/16/2024	37,000	37,005
Westlake Automobile Receivables Trust 2018-2A C		(c)	3.500%	01/16/2024	64,000	64,165

						938,043

FINANCIALS – 3.5%
AmeriCredit Automobile Receivables Trust 2015-2 D			3.000%	06/08/2021	20,000	19,988
AmeriCredit Automobile Receivables Trust 2015-3 D			3.340%	08/08/2021	383,000	384,114
AmeriCredit Automobile Receivables Trust 2016-1 D			3.590%	02/08/2022	81,000	81,442
AmeriCredit Automobile Receivables Trust 2016-2 D			3.650%	05/09/2022	63,000	63,496
Angel Oak Mortgage Trust I, LLC 2018-2 A1		(c)	3.674%	07/27/2048	70,000	69,999
Arroyo Mortgage Trust 2018-1 A1		(c)	3.763%	04/25/2048	107,961	108,163
Bain Capital Credit CLO 2018-1A A1		(c)(d)	QL + 96	04/23/2031	296,000	295,337
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A		(c)	3.652%	03/10/2037	169,000	166,673
BAMLL Commercial Mortgage Securities Trust 2014-FL1 E		(c)(d)	ML + 550	12/15/2031	200,000	192,848
BBCMS Mortgage Trust 2018-TALL A		(c)(d)	ML + 72	03/15/2037	845,000	843,671
BBCMS Trust 2015-SRCH A2		(c)	4.197%	08/10/2035	210,000	216,205
Bean Creek CLO Ltd. 2015-1A AR		(c)(d)	QL + 102	04/20/2031	221,000	219,895
BXP Trust 2017-GM A		(c)	3.379%	06/13/2039	96,000	93,218
Caesars Palace Las Vegas Trust 2017-VICI C		(c)	4.138%	10/15/2034	135,000	136,059
Caesars Palace Las Vegas Trust 2017-VICI D		(c)	4.499%	10/15/2034	145,000	145,865
Caesars Palace Las Vegas Trust 2017-VICI E		(c)	4.499%	10/15/2034	191,000	187,479
Carlyle Global Market Strategies CLO 2014-2RA A1		(c)(d)	QL + 105	05/15/2031	328,000	326,566
CARLYLE U.S. CLO 2018-1A A1		(c)(d)	QL + 102	04/20/2031	422,000	420,333
CGMS Commercial Mortgage Trust 2017-MDRB B		(c)(d)	ML + 175	07/15/2030	100,000	99,925
CIFC Funding 2013-4A A1RR		(c)(d)	QL + 106	04/27/2031	250,000	249,196
CIFC Funding 2018-2A A1		(c)(d)	QL + 104	04/20/2031	258,000	257,094
CSMLT 2015-2 A6		(c)	3.500%	08/25/2045	133,815	133,052
Dryden 41 Senior Loan Fund 2015-41A AR		(c)(d)	QL + 97	04/15/2031	250,000	249,515
Dryden 64 CLO Ltd. 2018-64A A		(c)(d)	QL + 97	04/18/2031	250,000	249,652
Evergreen Credit Card Trust 2018-1 A		(c)	2.950%	03/15/2023	100,000	99,593
Fannie Mae Connecticut Avenue Securities 2014-C02 1M2		(d)	ML + 260	05/25/2024	114,271	121,243
Fannie Mae Connecticut Avenue Securities 2014-C03 1M2		(d)	ML + 300	07/25/2024	479,649	514,074
Freddie Mac Structured Agency Credit Risk Debt Notes 2014-DN1 M3		(d)	ML + 450	02/25/2024	338,000	389,787

107	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
GSCCRE Commercial Mortgage Trust 2015-HULA E	(c)(d)	ML + 440	08/15/2032	$133,000	$133,364
J.P. Morgan Chase Commercial Mortgage Securities Trust 2010-C2 E	(c)	5.828%	11/15/2043	100,000	99,082
J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(c)	3.742%	09/05/2032	44,000	43,377
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI C	(c)	3.554%	10/05/2031	26,000	25,590
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI D	(c)	4.143%	10/05/2031	40,000	39,285
LCM XIV LP 14A AR	(c)(d)	QL + 104	07/20/2031	250,000	249,822
LCM XVIII LP 18A A1R	(c)(d)	QL + 102	04/20/2031	389,000	387,756
loanDepot Station Place Agency Securitization Trust 2017-LD1 A (Acquired 11/29/2017 through 03/23/2018, Cost $327,042)	(c)(d)(g)	ML + 80	11/25/2050	327,000	325,957
loanDepot Station Place Agency Securitization Trust 2017-LD1 B (Acquired 11/29/2017, Cost $65,000)	(c)(d)(g)	ML + 100	11/25/2050	65,000	64,838
Magnetite VIII Ltd. 2014-8A AR2	(c)(d)	QL + 98	04/15/2031	391,000	388,749
Magnetite XV Ltd. 2015-15A AR	(c)(d)	QL + 101	07/25/2031	283,000	283,000
MSSG Trust 2017-237P A	(c)	3.397%	09/13/2039	118,000	114,408
New Residential Mortgage Loan Trust 2017-3A A1	(c)	4.000%	04/25/2057	133,600	134,887
New Residential Mortgage Loan Trust 2018-2A A1	(c)	4.500%	02/25/2058	122,819	125,913
Octagon Investment Partners 36 Ltd. 2018-1A A1	(c)(d)	QL + 97	04/15/2031	392,000	391,556
OSCAR U.S. Funding Trust V 2016-2A A3	(c)	2.730%	12/15/2020	40,000	39,879
OSCAR U.S. Funding Trust V 2016-2A A4	(c)	2.990%	12/15/2023	67,000	66,535
PFS Financing Corp. 2017-D A	(c)	2.400%	10/17/2022	100,000	98,157
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	341,000	341,509
Santander Drive Auto Receivables Trust 2015-4 D		3.530%	08/16/2021	53,000	53,324
Sequoia Mortgage Trust 2018-CH2 A12	(c)	4.000%	06/25/2048	276,842	280,091
Sounds Point CLO IV-R Ltd. 2013-3RA A	(c)(d)	QL + 115	04/18/2031	250,000	250,067
Station Place Securitization Trust 2017-3 A (Acquired 08/11/2017, Cost $272,000)	(c)(d)(g)	ML + 100	07/24/2018	272,000	272,008
Towd Point Mortgage Trust 2018-2 A1	(c)	3.250%	03/25/2058	159,557	157,921
Towd Point Mortgage Trust 2018-3 A1	(c)	3.750%	05/25/2058	102,000	102,132
Verizon Owner Trust 2016-2A C	(c)	2.360%	05/20/2021	139,000	136,650
Voya CLO 2018-1A A1	(c)(d)	QL + 95	04/19/2031	427,000	425,133
Voya CLO 2018-2A A1	(c)(d)	QL + 100	07/15/2031	361,028	360,534
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AJ		5.413%	12/15/2043	101,222	101,933
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		6.309%	05/15/2046	21,333	21,693
WinWater Mortgage Loan Trust 2015-5 A5	(c)	3.500%	08/20/2045	390,759	391,200

					12,240,832

Total Asset-Backed / Mortgage-Backed Securities (Cost $13,219,896)					$13,178,875

Master Limited Partnerships – 0.5%				Shares	Value
FINANCIALS – 0.5%
Blackstone Group LP / The (Capital Markets)				51,610	$1,660,294

Total Master Limited Partnerships (Cost $1,252,446)					$1,660,294

Preferred Securities – 0.2%			Rate	Quantity	Value
FINANCIALS – 0.2%
Goldman Sachs Capital I (Capital Markets)			6.345%	497,000	$566,624

Total Preferred Securities(Cost $582,591)					$566,624

Money Market Funds – 13.2%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				41,207,011	$41,207,011
State Street Institutional U.S. Government Money Market Fund Institutional Class				5,461,013	5,461,013

Total Money Market Funds (Cost $46,668,961)					$46,668,024

Total Investments – 102.5% (Cost $322,247,503)	(h)				$360,869,763
Total TBA Sales Commitments – (1.1)% (see the following Schedule of TBA Sales Commitments)					(3,774,081)
Liabilities in Excess of Other Assets – (1.4)%	(b)				(5,092,928)

Net Assets – 100.0%					$352,002,754

108	(continued)

Ohio National Fund, Inc.	ON Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

CLO: Collaterized Loan Obligation

ML: Monthly U.S. LIBOR Rate, 2.090% on 06/30/2018

QL: Quarterly U.S. LIBOR Rate, 2.336% on 06/30/2018

Footnotes:

(a)	Non-income producing security.
(b)

Security is fully or partially pledged, in addition to $1,175,902 of the Portfolio’s cash holdings, as collateral for the futures contracts outstanding at June 30, 2018. See also the following Schedule of Open Futures Contracts.

(c)

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2018, the value of these securities totaled $18,101,418, or 5.1% of the Portfolio’s net assets. Unless also noted as illiquid, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(d)

Security is a variable rate instrument in which the coupon or dividend rate is fixed until a later specified date, then is adjusted periodically. Rates stated, including interest rate caps and floors, if any, are those in effect at June 30, 2018.

(e)

To Be Announced (TBA) purchase commitment. At June 30, 2018, the value of these TBA purchase commitments totaled $10,651,181, or 3.0% of the Potfolio’s net assets. See also the following Schedule of TBA Sales Commitments for corresponding sales commitments and Note 2 of the Notes to Financial Statements for description of TBA transactions.

(f)	100 shares per contract.
(g)	Represents a security deemed to be illiquid. At June 30, 2018, the value of illiquid securities in the Portfolio totaled $662,803, or 0.2% of the Portfolio’s net assets.
(h)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Open Futures Contracts	June 30, 2018 (Unaudited)

Description	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
U.S. Treasury Long Bond - Long	33	September 19, 2018	$4,655,148	$4,785,000	$129,852	$1,031
10-Year U.S. Treasury Note - Long	1,577	September 19, 2018	187,632,083	189,535,688	1,903,605	0
CME E-mini S&P 500 Index - Long	371	September 21, 2018	51,322,582	50,485,680	(836,902)	47,423

			$243,609,813	$244,806,368	$1,196,555	$48,454

The accompanying notes are an integral part of these financial statements.

Schedule of TBA Sales Commitments	June 30, 2018 (Unaudited)

			Face
Description	Rate	Maturity	Amount	Value
Fannie Mae TBA Sale Commitment	3.500%	07/15/2048	$541,000	$(538,290)
Fannie Mae TBA Sale Commitment	4.500%	07/15/2048	1,915,000	(1,993,879)
Fannie Mae TBA Sale Commitment	5.000%	07/15/2048	1,172,500	(1,241,912)

Total TBA Sales Commitments (Proceeds $ 3,761,813)				$(3,774,081)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Conservative Model Portfolio is a fund of funds that seeks current income and preservation of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

Performance as of June 30, 2018

Average Annual returns
One year	1.47%
Since inception (3/1/17)	2.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.08% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.87% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Conservative Model Portfolio returned -1.42% versus -0.85% for its benchmark, the Morningstar® Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2018, domestic equity markets provided positive returns, while foreign equity markets were mostly negative, after adjusting for currency translation. Small cap stocks generally outperformed mid cap and large cap stocks, and growth stocks materially outperformed value stocks during the period. The Portfolio’s underweight to foreign stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from performance vs. the benchmark.(1)

Fixed income markets generally provided negative returns for the period. Long-term interest rates increased, while the Federal Reserve continued to increase short-term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. Corporate bonds generally underperformed other sectors of the bond market. The Portfolio’s overweight to inflation linked bonds benefited performance vs. the benchmark, while the underweight to short-term bonds detracted from performance vs. the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also some equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds detracted from performance vs. the benchmark, which has a larger allocation to mid cap and small cap funds. On the fixed income side, the overweight allocation to intermediate bonds detracted from performance vs. the benchmark, while the allocation underweight to long bonds aided performance relative to the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. – ON S&P 500® Index Portfolio (“ON S&P 500® Index Portfolio”), PIMCO Total Return Institutional fund, and the PIMCO Low Duration Institutional fund. The ON S&P 500® Index Portfolio is comprised of stocks that represent a large percentage of the U.S. domestic equity market, which performed well. The PIMCO Total Return Institutional fund benefited from its shorter duration and exposure to higher quality bonds. The PIMCO Low Duration Institutional fund benefited from its shorter duration in a rising interest rate environment. (1)

The three funds that detracted from performance vs. the benchmark were the Ohio National Fund, Inc. – ON Federated Strategic Value Dividend Portfolio (“ON Federated Strategic Value Portfolio”), the Templeton Foreign Class R6 fund, and the Ohio National Fund, Inc. – ON Bond Portfolio (“ON Bond Portfolio”). The ON Federated Strategic Value Portfolio is focused on dividend stocks, which underperformed the broader market. The Templeton Foreign Class R6 fund is a deep value international fund, which detracted in a market where value stocks and international stocks underperformed. The ON Bond Portfolio is a corporate bond fund, which was negatively affected by higher interest rates and wider corporate bond spreads. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the Portfolio’s management team, investment strategy, or selection process during the period. There were asset allocation changes made during the period that increased exposure to equity index funds, decreased exposure to value stocks and decreased exposure to balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

110	(continued)

Ohio National Fund, Inc.	ON Conservative Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Conservative Target Risk Index exposure is set at 20%.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	22.0
2.	PIMCO Total Return Institutional	17.0
3.	PIMCO Real Return Institutional	15.0
4.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	12.0
5.	PIMCO Low Duration Institutional	11.0
6.	Ohio National Fund, Inc. - ON Bond Portfolio	7.0
7.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	7.0
8.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	5.0
9.	Ohio National Fund, Inc. - ON International Equity Portfolio	2.0
10.	DFA International Core Equity Portfolio Institutional	1.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2018 (Unaudited)

Open-End Mutual Funds – 67.1%			Shares	Value
DFA International Core Equity Portfolio Institutional			64,365	$897,251
PIMCO Low Duration Institutional			1,004,226	9,771,123
PIMCO Real Return Institutional.			1,229,965	13,357,415
PIMCO Total Return Institutional			1,515,493	15,109,465
Templeton Foreign Class R6			115,757	886,696
Western Asset Core Plus Bond IS			1,732,943	19,564,932

Total Open-End Mutual Funds				$59,586,882

Total Investments in Securities of Unaffiliated Issuers – 67.1% (Cost $60,509,088)	(a	)		$59,586,882
Total Investments in Affiliates – 32.9% (Cost $28,660,076) (see schedule below)	(a	)		29,260,983
Liabilities in Excess of Other Assets – 0.0%				(28,960)

Net Assets – 100.0%				$88,818,905

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2018 (Unaudited)

Affiliate			Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2018	Value at June 30, 2018
Open-End Mutual Funds – 32.9%
Ohio National Fund, Inc. - ON Bond Portfolio	(a	)(b)	$6,475,591	$1,034,733	$1,097,148	$(24,130)	$(182,171)	$—	$—	365,325	$6,206,875
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a	)(b)	6,973,714	996,161	1,726,687	55,657	(91,970)	—	—	322,435	6,206,875
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a	)(b)	6,973,714	1,228,724	3,423,445	124,412	(469,923)	—	—	260,028	4,433,482
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a	)(b)	5,977,469	345,001	6,452,212	468,626	(338,884)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a	)(b)	—	1,968,616	136,615	165	(58,773)	—	—	120,721	1,773,393
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a	)(b)	6,475,592	6,357,632	2,379,152	341,991	(155,705)	—	—	351,864	10,640,358

Total Open-End Mutual Funds						$966,721	$(1,297,426)	$—	$—		$29,260,983

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderately Conservative Model Portfolio is a fund of funds that seeks current income and moderate growth of capital with a greater emphasis on current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

Performance as of June 30, 2018

Average Annual returns
One year	2.53%
Since inception (3/1/17)	3.87%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.07% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.92% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Moderately Conservative Model Portfolio returned -1.59% versus -0.53% for its benchmark, the Morningstar® Moderately Conservative Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2018, domestic equity markets provided positive returns, while foreign equity markets were mostly negative, after adjusting for currency translation. Small cap stocks generally outperformed mid cap and large cap stocks, and growth stocks materially outperformed value stocks during the period. The Portfolio’s underweight to foreign stocks benefited performance vs. the benchmark, while the overweight to value stocks detracted from performance vs. the benchmark. (1)

Fixed income markets generally provided negative returns for the period. Long-term interest rates increased, while the Federal Reserve continued to increase short-term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. In this environment, corporate bonds generally underperformed other sectors of the bond market. The

Portfolio’s overweight to inflation linked bonds benefited performance vs. the benchmark, while the underweight to short-term bonds detracted from performance vs. the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of fixed income funds, but also equity funds. The asset allocation to equity funds was slightly higher than the benchmark, which benefited the Portfolio slightly vs. the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds detracted from performance vs. the benchmark, which has a larger allocation to mid cap and small cap funds. On the fixed income side, the overweight allocation to intermediate bonds detracted from performance vs. the benchmark, while the allocation underweight to long bonds aided performance relative to the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio”), the Ohio National Fund, Inc. - ON Bristol Growth Portfolio (“ON Bristol Growth Portfolio”), and the Fidelity Advisor® Mid Cap II Class I fund. The ON Nasdaq-100® Index Portfolio is comprised primarily of large cap growth stocks, which performed well during the period. Likewise, the ON Bristol Growth Portfolio is comprised mostly of growth stocks. The Fidelity Advisor® Mid Cap II Class I fund benefited from investing in the mid cap sector, which outperformed the large cap equity sector.(1)

The three funds that detracted from performance vs. the benchmark were the Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio (“ON Federated Strategic Value Dividend Portfolio”), the Templeton Foreign Class R6 fund, and the Ohio National Fund, Inc. - ON Bond Portfolio (“ON Bond Portfolio”). The ON Federated Strategic Value Dividend Portfolio is focused on dividend stocks, which underperformed the broader market. The Templeton Foreign Class R6 fund is a deep value international fund, in a market where value stocks and international stocks underperformed. The ON Bond Portfolio is a corporate bond fund, which was negatively affected by higher interest rates and wider corporate bond spreads. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the Portfolio’s management team, investment strategy, or selection process during the period. There were asset allocation changes made during the period that increased exposure to equity index and growth funds, decreased exposure to value stocks and decreased exposure to balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

113	(continued)

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Western Asset Core Plus Bond IS	17.0
2.	PIMCO Total Return Institutional	13.0
3.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	12.0
4.	PIMCO Real Return Institutional	10.0
5.	PIMCO Low Duration Institutional	8.0
6.	Ohio National Fund, Inc. - ON Bond Portfolio	6.0
7.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	6.0
8.	Ohio National Fund, Inc. - ON International Equity Portfolio	6.0
9.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	5.0
10.	Ohio National Fund, Inc. - ON Equity Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderately Conservative Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2018 (Unaudited)

Open-End Mutual Funds – 52.1%			Shares	Value
DFA International Core Equity Portfolio Institutional			408,821	$5,698,973
PIMCO Low Duration Institutional			2,319,271	22,566,505
PIMCO Real Return Institutional			2,603,915	28,278,519
PIMCO Total Return Institutional			3,680,201	36,691,605
Templeton Foreign Class R6			367,593	2,815,760
Vanguard International Growth Fund Admiral Class			28,293	2,815,760
Western Asset Core Plus Bond IS			4,252,400	48,009,595

Total Open-End Mutual Funds				$146,876,717

Total Investments in Securities of Unaffiliated Issuers – 52.1% (Cost $149,152,102)	(a	)		$146,876,717
Total Investments in Affiliates – 47.9% (Cost $131,944,979) (see schedule below)	(a	)		135,156,488
Liabilities in Excess of Other Assets – 0.0%				(93,429)

Net Assets – 100.0%				$281,939,776

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2018 (Unaudited)

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2018	Value at June 30, 2018
Open-End Mutual Funds – 47.9%
Fidelity Advisor® Mid Cap II Class I	(a)	$6,513,631	$663,731	$1,639,475	$137,134	$(43,501)	$1,119	$105,201	258,327	$5,631,520
Fidelity Advisor® Real Estate I	(a)	6,513,631	631,822	4,264,838	(342,644)	277,789	24,049	—	126,551	2,815,760
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	17,912,486	1,702,417	2,148,335	(50,310)	(521,697)	—	—	994,383	16,894,561
Ohio National Fund, Inc. - ON Bristol Growth Portfolio	(a)(b)	6,513,631	741,069	1,881,981	371,429	(112,628)	—	—	224,185	5,631,520
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	22,797,709	1,602,425	12,854,614	910,149	(1,192,628)	—	—	277,415	11,263,041
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	19,540,894	1,179,583	3,715,251	111,862	(222,527)	—	—	877,639	16,894,561
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	26,054,525	1,674,644	12,266,249	352,636	(1,736,755)	—	—	825,736	14,078,801
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(b)	19,540,894	9,431	19,962,794	1,550,079	(1,137,610)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	—	18,230,566	771,536	1,267	(565,736)	—	—	1,150,072	16,894,561
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	—	2,940,638	36,320	340	(88,898)	—	—	69,268	2,815,760
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	—	2,917,216	35,887	281	(65,850)	—	—	124,371	2,815,760
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	—	5,847,568	118,746	1,389	(98,691)	—	—	305,895	5,631,520
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	17,912,486	20,395,314	4,963,708	704,930	(259,899)	—	—	1,117,365	33,789,123

Total Open-End Mutual Funds					$3,748,542	$(5,768,631)	$25,168	$105,201		$135,156,488

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited)

Objective/Strategy

The ON Balanced Model Portfolio is a fund of funds that seeks a balance between growth of capital and current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

Performance as of June 30, 2018

Average Annual returns
One year	3.89%
Since inception (3/1/17)	4.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.11% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 0.99% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Balanced Model Portfolio returned -1.30% versus -0.31% for its benchmark, the Morningstar® Moderate Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2018, domestic equity markets provided positive returns, while foreign equity markets were mostly negative, after adjusting for currency translation. Small cap stocks generally outperformed mid cap and large cap stocks, and growth stocks materially outperformed value stocks during the period. The Portfolio’s underweight to foreign stocks benefited performance vs. the benchmark, while the underweight to growth stocks detracted from performance vs. the benchmark. (1)

Fixed income markets generally provided negative returns for the period. Long-term interest rates increased, while the Federal Reserve continued to increase short-term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. In this environment, corporate bonds generally underperformed other sectors of the bond market. The Portfolio’s overweight to inflation linked bonds benefited performance vs. the benchmark, while the overweight to corporate bonds detracted from performance vs. the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised of fixed income funds and equity funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds detracted from performance vs. the benchmark, which has a larger allocation to mid cap and small cap funds. On the fixed income side, the allocation underweight to long bonds aided performance relative to the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio”), the Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio (“ON ClearBridge Small Cap Portfolio”), and the Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio (“ON S&P MidCap 400® Index Portfolio”). The ON Nasdaq-100® Index Portfolio is comprised primarily of large cap growth stocks, which performed well during the period. Likewise, the ON ClearBridge Small Cap Portfolio benefited from the relative performance of small cap stocks and growth stocks in the Portfolio. Lastly, the ON S&P MidCap 400® Index Portfolio is comprised of mid cap stocks, which outperformed large cap stocks during the period. (1)

The three funds that detracted from performance verses the benchmark were Lazard Emerging Markets Equity Class R6 fund, the DFA Emerging Markets Portfolio Institutional fund, and the Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio (“ON Federated Strategic Value Dividend Portfolio”). The Lazard Emerging Markets Equity Class R6 fund and the DFA Emerging Markets Portfolio Institutional fund both performed poorly vs. the benchmark, as emerging market stocks underperformed during the period. The ON Federated Strategic Value Dividend Portfolio is focused on dividend stocks, which underperformed the broader market. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the Portfolio’s management team, investment strategy, or selection process during the period. There were asset allocation changes made during the period that increased exposure to equity index and growth funds, decreased exposure to value stocks and decreased exposure to balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

116	(continued)

Ohio National Fund, Inc.	ON Balanced Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	12.0
2.	PIMCO Total Return Institutional	10.0
3.	Ohio National Fund, Inc. - ON International Equity Portfolio	9.0
4.	PIMCO Real Return Institutional	7.0
5.	Western Asset Core Plus Bond IS	7.0
6.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	6.0
7.	PIMCO Low Duration Institutional	5.0
8.	Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	5.0
9.	Ohio National Fund, Inc. - ON ICON Balanced Portfolio	5.0
10.	Ohio National Fund, Inc. - ON Equity Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

117

Ohio National Fund, Inc.	ON Balanced Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2018 (Unaudited)

Open-End Mutual Funds – 39.1%			Shares	Value
DFA Emerging Markets Portfolio Institutional			487,426	$13,677,172
DFA International Core Equity Portfolio Institutional.			2,967,907	41,372,626
Lazard Emerging Markets Equity Class R6			1,544,128	27,253,855
PIMCO Low Duration Institutional			7,015,138	68,257,295
PIMCO Real Return Institutional			8,821,300	95,799,315
PIMCO Total Return Institutional			13,700,411	136,593,094
Templeton Foreign Class R6			3,557,945	27,253,855
Vanguard International Growth Fund Admiral Class			273,853	27,253,855
Western Asset Core Plus Bond IS			8,473,429	95,665,019

Total Open-End Mutual Funds				$533,126,086

Total Investments in Securities of Unaffiliated Issuers – 39.1% (Cost $538,493,141)	(a	)		$533,126,086
Total Investments in Affiliates – 60.9% (Cost $792,870,233) (see schedule below)	(a	)		831,242,589
Liabilities in Excess of Other Assets – 0.0%				(470,297)

Net Assets – 100.0%				$1,363,898,378

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2018 (Unaudited)

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2018	Value at June 30, 2018
Open-End Mutual Funds – 60.9%
Fidelity Advisor® Mid Cap II Class I	(a)	$46,855,864	$1,537,970	$8,149,005	$740,377	$(104,423)	$8,278	$778,181	1,875,265	$40,880,783
Fidelity Advisor® Real Estate I	(a)	31,237,243	1,643,670	19,005,058	(561,828)	312,901	117,007	—	612,446	13,626,928
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	54,665,175	8,114,037	6,500,670	(147,497)	(1,623,334)	—	—	3,208,223	54,507,711
Ohio National Fund, Inc. - ON Bristol Portfolio	(a)(b)	46,855,864	1,438,168	7,864,189	1,379,123	(928,183)	—	—	1,345,648	40,880,783
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(b)	62,474,486	588,488	11,701,189	1,407,612	1,738,314	—	—	899,170	54,507,711
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	93,711,729	527,818	38,483,880	2,952,867	(4,200,823)	—	—	1,342,555	54,507,711
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	78,093,107	330,855	9,829,622	417,348	(877,050)	—	—	3,539,462	68,134,638
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	124,948,971	632,538	37,396,854	1,225,804	(7,648,893)	—	—	4,795,400	81,761,566
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(b)	124,948,971	454,684	58,337,983	4,252,811	(3,183,845)	—	—	3,074,668	68,134,638
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	—	129,251,778	2,470,368	(2,349)	(4,136,712)	—	—	8,348,696	122,642,349
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	—	14,149,893	90,130	742	(433,577)	—	—	335,226	13,626,928
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	—	14,032,227	84,670	649	(321,278)	—	—	601,896	13,626,928
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	7,809,311	21,589,208	2,838,851	228,165	466,022	—	—	1,480,383	27,253,855
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	140,567,593	43,752,395	24,303,127	3,594,634	(88,363)	—	—	5,407,511	163,523,132
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(b)	15,618,621	140,198	2,600,041	56,424	411,726	—	—	756,211	13,626,928

Total Open-End Mutual Funds					$15,544,882	$(20,617,518)	$125,285	$778,181		$831,242,589

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Moderate Growth Model Portfolio is a fund of funds that seeks growth of capital and moderate current income with a greater emphasis on growth of capital by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

Performance as of June 30, 2018

Average Annual returns
One year	5.70%
Since inception (3/1/17)	6.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.14% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.04% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Moderate Growth Model Portfolio returned -1.00% versus -0.03% for its benchmark, the Morningstar® Moderately Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2018, domestic equity markets provided positive returns, while foreign equity markets were mostly negative, after adjusting for currency translation. Small cap stocks generally outperformed mid cap and large cap stocks, and growth stocks materially outperformed value stocks during the period. The Portfolio’s underweight to foreign stocks benefited performance vs. the benchmark, while the underweight to growth stocks detracted from performance vs. the benchmark. (1)

Fixed income markets generally provided negative returns for the period. Long-term interest rates increased, while the Federal Reserve continued to increase short-term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. In this environment, corporate bonds generally underperformed other sectors of the bond market. The

Portfolio’s overweight to inflation linked bonds benefited performance vs. the benchmark, while the underweight to short-term bonds detracted from performance vs. the benchmark. (1)

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The Portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also fixed income funds. The asset allocation between fixed income funds and equity funds was roughly in-line with the benchmark. On the equity side, the overweight allocation to large cap domestic equity funds detracted from performance vs. the benchmark, which has a larger allocation to mid cap and small cap funds. On the fixed income side, the allocation underweight to long bonds aided performance relative to the benchmark during the period. (1)

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - ON Bryton Growth Portfolio (“ON Bryton Growth Portfolio”), the Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio”), and the Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio (“ON ClearBridge Small Cap Portfolio”). The ON Bryton Growth Portfolio benefited from its holdings in small cap stocks and its focus on growth stocks. The ON Nasdaq-100® Index Portfolio is comprised primarily of large cap growth stocks, which performed well during the period. Likewise, the ON ClearBridge Small Cap Portfolio benefited from the relative performance of small cap stocks and growth stocks in the Portfolio. (1)

The three funds that detracted most from performance vs. the benchmark were the Lazard Emerging Markets Equity Class R6 fund, the DFA Emerging Markets Portfolio Institutional fund, and the Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio (“ON Federated Strategic Value Dividend Portfolio”). The Lazard Emerging Markets Equity Class R6 fund and the DFA Emerging Markets Portfolio Institutional fund both performed poorly vs. the benchmark, as emerging market stocks underperformed during the period. The ON Federated Strategic Value Dividend Portfolio is focused on dividend stocks, which underperformed the broader market. (1)

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the Portfolio’s management team, investment strategy, or selection process during the period. There were asset allocation changes made during the period that increased exposure to equity index and growth funds, decreased exposure to value stocks and decreased exposure to balanced funds. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

119	(continued)

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Open-End Mutual Funds
Less Net Liabilities	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	13.0
2.	Western Asset Core Plus Bond IS	11.0
3.	Ohio National Fund, Inc. - ON International Equity Portfolio	11.0
4.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	7.0
5.	DFA International Core Equity Portfolio Institutional	5.0
6.	Ohio National Fund, Inc. - ON ICON Balanced Portfolio	5.0
7.	Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	4.5
8.	Fidelity Advisor® Mid Cap II Class I	4.0
9.	Ohio National Fund, Inc. - ON Equity Portfolio	4.0
10.	Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Moderate Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2018 (Unaudited)

Open-End Mutual Funds – 27.4%			Shares	Value
DFA Emerging Markets Portfolio Institutional			844,941	$23,709,040
DFA International Core Equity Portfolio Institutional			8,574,677	119,530,992
Lazard Emerging Markets Equity Class R6			4,015,057	70,865,751
PIMCO Low Duration Institutional			729,475	7,097,789
PIMCO Real Return Institutional			4,368,990	47,447,235
Templeton Foreign Class R6			6,167,602	47,243,834
Vanguard International Growth Fund Admiral Class			712,075	70,865,750
Western Asset Core Plus Bond IS			23,083,360	260,611,130

Total Open-End Mutual Funds				$647,371,521

Total Investments in Securities of Unaffiliated Issuers – 27.4% (Cost $662,519,713)	(a	)		$647,371,521
Total Investments in Affiliates – 72.6% (Cost $1,615,705,999) (see schedule below)	(a	)		1,717,313,356
Liabilities in Excess of Other Assets – 0.0%				(835,322)

Net Assets – 100.0%				$2,363,849,555

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2018 (Unaudited)

Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2018	Value at June 30, 2018
Open-End Mutual Funds – 72.6%
Fidelity Advisor® Mid Cap II Class I	(a)	$105,859,654	$2,788,257	$15,564,974	$1,302,962	$101,768	$18,868	$1,773,618	4,334,297	$94,487,667
Fidelity Advisor® Real Estate I	(a)	52,929,827	3,662,678	32,627,351	(1,727,161)	1,383,924	202,749	—	1,061,659	23,621,917
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	66,162,284	2,264,412	7,262,923	(166,462)	(1,942,519)	—	—	3,475,856	59,054,792
Ohio National Fund, Inc. - ON Bristol Growth Portfolio	(a)(b)	79,394,741	1,721,496	13,402,287	2,624,649	527,152	—	—	2,821,089	70,865,751
Ohio National Fund, Inc. - ON Bristol Portfolio	(a)(b)	79,394,741	1,958,638	11,210,961	1,933,003	(1,209,670)	—	—	2,332,645	70,865,751
Ohio National Fund, Inc. - ON Bryton Growth Portfolio	(a)(b)	18,525,439	126,137	4,611,773	879,291	1,616,248	—	—	575,944	16,535,342
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(b)	79,394,741	506,861	13,068,796	1,293,861	2,739,084	—	—	1,169,016	70,865,751
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	211,719,309	747,910	115,077,223	8,293,905	(11,196,234)	—	—	2,327,282	94,487,667
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio	(a)(b)	79,394,741	1,328,235	9,386,580	367,503	(838,148)	—	—	3,681,338	70,865,751
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	264,649,136	4,613,574	89,991,309	1,898,169	(15,816,152)	—	—	9,698,148	165,353,418
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(b)	185,254,395	305,775	68,829,450	4,765,591	(3,386,727)	—	—	5,329,855	118,109,584
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	—	271,853,756	3,250,856	(5,583)	(8,756,232)	—	—	17,688,297	259,841,085
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	—	24,421,569	45,311	309	(754,650)	—	—	581,105	23,621,917
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	—	72,681,360	139,851	1,023	(1,676,781)	—	—	3,130,113	70,865,751
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(b)	119,092,111	762,206	26,292,237	4,953,560	7,782,986	—	—	2,883,065	106,298,626
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	26,464,913	73,449,867	7,802,620	616,035	1,759,472	—	—	5,132,410	94,487,667
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	272,588,610	65,921,340	38,290,121	5,592,723	1,272,367	—	—	10,154,924	307,084,919

Total Open-End Mutual Funds					$32,623,378	$(28,394,112)	$221,617	$1,773,618		$1,717,313,356

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited)

Objective/Strategy

The ON Growth Model Portfolio is a fund of funds that seeks growth of capital and some current income by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

Performance as of June 30, 2018

Average Annual returns
One year	6.95%
Since inception (3/1/17)	7.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Total gross expense ratio is estimated to be 1.21% per the Fund’s prospectus dated May 1, 2018. Additional information pertaining to the Portfolio’s expense ratio as of June 30, 2018 can be found in the Portfolio’s Financial Highlights. The Portfolio’s expense ratio included in the Financial Highlights does not include Acquired Fund Fees and Expenses (AFFE), which is a major component of the expense ratio that is required to be presented in the Fund’s prospectus. The Adviser has contractually agreed to make payments to the Fund to the extent necessary to maintain the Portfolio’s expense ratio (including AFFE, but excluding certain other expenses) at 1.08% through April 30, 2019.

Comments from Adviser

Q. How did the Portfolio perform in comparison to its benchmark during the reporting period?

A. For the six-month period ended June 30, 2018, the ON Growth Model Portfolio returned -0.63% versus 0.46% for its benchmark, the Morningstar® Aggressive Target Risk Index.

Q. Were there specific market conditions, investment strategies, or techniques that materially affected the Portfolio’s benchmark-relative performance during the reporting period?

A. During the first half of 2018, domestic equity markets provided positive returns, while foreign equity markets were mostly negative, after adjusting for currency translation. Small cap stocks generally outperformed mid cap and large cap stocks, and growth stocks materially outperformed value stocks during the period. The Portfolio’s underweight to foreign stocks benefited performance vs. the benchmark, while the underweight to growth stocks detracted from performance vs. the benchmark.

Fixed income markets generally provided negative returns for the period. Long-term interest rates increased, while the Federal Reserve continued to increase short-term interest rates. In this environment, shorter duration bonds outperformed longer duration bonds. Corporate credit spreads widened, and lower quality bonds underperformed higher quality bonds during the period. In this environment, corporate bonds generally underperformed other sectors of the bond market. The Portfolio’s overweight to inflation linked bonds benefited performance vs. the benchmark.

Q. How did asset class allocation impact the Portfolio’s performance relative to its benchmark?

A. The portfolio invests in affiliated and unaffiliated open-end mutual funds, comprised mostly of equity funds, but also of fixed income funds. The asset allocation to equity funds was slightly below the benchmark, which detracted slightly from performance. On the equity side, the overweight allocation to large cap domestic equity funds detracted from performance vs. the benchmark, which has a larger allocation to mid cap and small cap funds. The Portfolio benefitted from an underweight to emerging market equity funds. On the fixed income side, the allocation overweight to corporate bonds detracted from performance relative to the benchmark during the period.

Q. Which holdings contributed the most to, and detracted the most from, the Portfolio’s benchmark-relative performance?

A. The top three performing funds in the Portfolio were the Ohio National Fund, Inc. - ON Bryton Growth Portfolio (“ON Bryton Growth Portfolio”), the Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio (“ON Nasdaq-100® Index Portfolio”), and the Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio (“ON ClearBridge Small Cap Portfolio”). The ON Bryton Growth Portfolio benefitted from its holdings in small cap stocks and its focus on growth stocks. The ON Nasdaq-100® Index Portfolio is comprised primarily of large cap growth stocks, which performed well during the period. Likewise, the ON ClearBridge Small Cap Portfolio benefited from the relative performance of small cap stocks and growth stocks in the Portfolio.

The three funds that detracted from performance vs. the benchmark were the Lazard Emerging Markets Equity Class R6 fund, the DFA Emerging Markets Portfolio Institutional fund, and the Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio (“ON Federated Strategic Value Dividend Portfolio”). The Lazard Emerging Markets Equity Class R6 fund and the DFA Emerging Markets Portfolio Institutional fund both performed poorly vs. the benchmark, as emerging market stocks underperformed during the period. The ON Federated Strategic Value Dividend Portfolio is focused on dividend stocks, which underperformed the broader market.

Q. Were there any significant changes to the Portfolio’s management team, investment strategy, or selection process during the reporting period?

A. There were no significant changes to the Portfolio’s management team, investment strategy, or selection process during the period. There were asset allocation changes made during the period that increased exposure to equity index and growth funds, decreased exposure to value stocks and decreased exposure to balanced funds.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2018.

122

Ohio National Fund, Inc.	ON Growth Model Portfolio (Unaudited) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

Portfolio Composition as of June 30, 2018 (1)

% of Net Assets
Open-End Mutual Funds and Other Net Assets	100.0

100.0

Top 10 Portfolio Holdings as of June 30, 2018 (1) (2) (3)

		% of Net Assets
1.	Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	15.0
2.	Ohio National Fund, Inc. - ON International Equity Portfolio	13.0
3.	Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	7.0
4.	Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	7.0
5.	DFA International Core Equity Portfolio Institutional	6.0
6.	Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	6.0
7.	Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	5.0
8.	Lazard Emerging Markets Equity Class R6	4.0
9.	Fidelity Advisor® Mid Cap II Class I	4.0
10.	Ohio National Fund, Inc. - ON Bristol Portfolio	4.0

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Unaffiliated Issuers	June 30, 2018 (Unaudited)

Open-End Mutual Funds – 20.6%			Shares	Value
DFA Emerging Markets Portfolio Institutional			182,626	$5,124,476
DFA International Core Equity Portfolio Institutional			2,224,012	31,002,734
Lazard Emerging Markets Equity Class R6			1,157,080	20,422,455
PIMCO Real Return Institutional			944,314	10,255,248
Templeton Foreign Class R6			1,999,588	15,316,842
Vanguard International Growth Fund Admiral Class			153,907	15,316,842
Western Asset Core Plus Bond IS			680,350	7,681,156

Total Open-End Mutual Funds				$105,119,753

Total Investments in Securities of Unaffiliated Issuers – 20.6% (Cost $107,640,264)	(a	)		$105,119,753
Total Investments in Affiliates – 79.4% (Cost $382,488,544) (see schedule below)	(a	)		405,896,302
Other Assets in Excess of Liabilities – 0.0%				33,685

Net Assets – 100.0%				$511,049,740

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments in Affiliates	June 30, 2018 (Unaudited)

						Change in
Affiliate		Value at January 1, 2018	Cost of Purchases	Proceeds from Sales	Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Income Distributions	Capital Gain Distributions	Shares at June 30, 2018	Value at June 30, 2018
Open-End Mutual Funds – 79.4%
Fidelity Advisor® Mid Cap II Class I	(a)	$21,755,922	$1,711,785	$3,297,591	$261,420	$(9,081)	$3,943	$370,672	936,810	$20,422,455
Fidelity Advisor® Real Estate I	(a)	10,877,961	1,731,088	7,457,717	(587,802)	542,084	43,504	—	229,466	5,105,614
Ohio National Fund, Inc. - ON Bond Portfolio	(a)(b)	2,719,490	2,990,733	504,383	(12,079)	(88,147)	—	—	300,507	5,105,614
Ohio National Fund, Inc. - ON Bristol Growth Portfolio.	(a)(b)	16,316,941	1,183,208	2,798,042	547,804	66,931	—	—	609,747	15,316,842
Ohio National Fund, Inc. - ON Bristol Portfolio	(a)(b)	21,755,922	1,719,055	3,186,580	536,688	(402,630)	—	—	672,234	20,422,455
Ohio National Fund, Inc. - ON Bryton Growth Portfolio	(a)(b)	2,719,490	162,668	702,734	140,894	232,489	—	—	88,917	2,552,807
Ohio National Fund, Inc. - ON ClearBridge Small Cap Portfolio	(a)(b)	27,194,902	1,813,629	4,872,260	468,609	923,189	—	—	421,116	25,528,069
Ohio National Fund, Inc. - ON Equity Portfolio	(a)(b)	43,511,844	2,799,927	30,329,678	1,974,286	(2,639,537)	—	—	377,262	15,316,842
Ohio National Fund, Inc. - ON Federated High Income Bond Portfolio.	(a)(b)	16,316,941	1,927,764	2,829,906	78,621	(176,578)	—	—	795,680	15,316,842
Ohio National Fund, Inc. - ON Federated Strategic Value Dividend Portfolio	(a)(b)	59,828,785	6,563,733	27,385,639	687,464	(3,955,046)	—	—	2,096,146	35,739,297
Ohio National Fund, Inc. - ON ICON Balanced Portfolio	(a)(b)	32,633,883	247,470	33,544,937	2,553,762	(1,890,178)	—	—	—	—
Ohio National Fund, Inc. - ON International Equity Portfolio	(a)(b)	—	68,944,352	333,137	(1,459)	(2,236,776)	—	—	4,518,242	66,372,980
Ohio National Fund, Inc. - ON Janus Henderson Enterprise Portfolio	(a)(b)	—	5,275,795	6,822	52	(163,411)	—	—	125,599	5,105,614
Ohio National Fund, Inc. - ON Janus Henderson Forty Portfolio	(a)(b)	—	20,932,935	26,478	200	(484,202)	—	—	902,052	20,422,455
Ohio National Fund, Inc. - ON Janus Henderson Venture Portfolio	(a)(b)	32,633,883	1,962,687	7,481,066	1,418,090	2,100,089	—	—	830,857	30,633,683
Ohio National Fund, Inc. - ON Nasdaq-100® Index Portfolio	(a)(b)	5,438,980	31,536,590	2,027,880	153,855	637,752	—	—	1,941,298	35,739,297
Ohio National Fund, Inc. - ON S&P 500® Index Portfolio	(a)(b)	65,267,766	15,577,396	5,750,133	806,980	682,199	—	—	2,532,547	76,584,208
Ohio National Fund, Inc. - ON S&P MidCap 400® Index Portfolio	(a)(b)	10,877,961	663,789	1,652,141	26,823	294,796	—	—	566,661	10,211,228

Total Open-End Mutual Funds					$9,054,208	$(6,566,057)	$47,447	$370,672		$405,896,302

Ohio National Fund, Inc.	ON Growth Model Portfolio

Schedule of Investments in Affiliates	June 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)

Pursuant to Section 2(a)(3) of the Investment Company Act of 1940, the investment meets the definition of “affiliated person”, as the Portfolio directly or indirectly owns, controls, or holds with power to vote 5 percent or more of the outstanding voting securities of the holding.

(b)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2018 (Unaudited)

					ON				ON Janus
				ON Capital	International		ON Janus	ON Janus	Henderson
	ON Equity	ON Bond	ON Omni	Appreciation	Equity	ON Foreign	Henderson	Henderson	Enterprise
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Forty Portfolio	Venture	Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$361,174,146	$294,746,954	$66,697,703	$115,137,197	$609,730,584	$68,910,025	$174,011,917	$266,833,144	$119,792,137
Foreign currencies, at value**	—	—	—	—	927,322	4,822	—	—	53,745
Receivable for securities sold	—	2,019,929	1,004,813	2,510,446	1,873,074	75,122	—	6,742,959	—
Receivable for fund shares sold	669,380	64,477	153,210	119,355	3,116,388	86,594	974,993	125,042	874,030
Dividends and accrued interest receivable	200,495	3,152,722	187,469	92,629	1,133,372	200,972	54,807	64,332	33,012
Foreign tax reclaim receivable	—	—	—	49,021	324,499	69,309	2,193	24,394	—
Prepaid expenses and other assets	4,752	2,312	591	1,137	1,348	663	558	2,364	688

Total assets	362,048,773	299,986,394	68,043,786	117,909,785	617,106,587	69,347,507	175,044,468	273,792,235	120,753,612

Liabilities:
Cash overdraft	—	—	—	—	919,482	4	—	—	—
Payable for securities purchased	—	3,940,887	1,459,573	1,938,908	4,592,962	44,549	260,011	3,572,737	—
Payable for fund shares redeemed	540,539	1,607,938	34,823	210,910	83,792	134,621	67,220	1,230,390	370,531
Payable for investment management services	245,964	128,425	33,286	77,389	375,116	49,997	99,583	175,467	79,208
Accrued custody expense	1,451	1,225	1,226	1,097	28,416	8,070	607	3,928	1,195
Accrued professional fees	7,964	7,313	6,503	6,682	7,219	6,530	6,489	7,180	6,537
Accrued accounting fees	5,259	5,271	2,303	1,724	7,897	2,563	1,204	3,474	1,388
Accrued printing and filing fees	3,840	3,664	1,231	1,764	8,106	1,253	2,877	3,407	3,428
Other fees payable	3,804	3,772	3,776	3,777	3,762	3,761	3,777	3,783	3,773
Withholding tax payable	—	—	—	—	140,224	16,740	—	—	558

Total liabilities	808,821	5,698,495	1,542,721	2,242,251	6,166,976	268,088	441,768	5,000,366	466,618

Net assets	$361,239,952	$294,287,899	$66,501,065	$115,667,534	$610,939,611	$69,079,419	$174,602,700	$268,791,869	$120,286,994

Net assets consist of:
Par value, $1 per share	$8,898,200	$17,324,621	$2,043,840	$2,613,695	$41,589,318	$2,163,091	$7,711,251	$7,301,039	$2,959,059
Paid in capital in excess of par value	287,078,394	281,760,241	56,537,268	92,366,369	571,193,456	66,159,479	149,622,279	165,280,420	97,453,493
Accumulated net realized gain (loss) on investments	30,238,162	(542,713)	5,488,290	9,064,997	1,657,082	864,159	1,007,551	26,104,931	17,548,037
Net unrealized appreciation (depreciation) on:
Investments	32,851,986	(9,123,287)	2,061,318	11,194,660	(9,995,502)	(640,521)	16,340,656	70,786,982	2,286,773
Foreign currency related transactions	—	—	—	663	6,356	(1,938)	(144)	626	423
Undistributed net investment income (loss)	2,173,210	4,869,037	370,349	427,150	6,488,901	535,149	(78,893)	(682,129)	39,209

Net assets	$361,239,952	$294,287,899	$66,501,065	$115,667,534	$610,939,611	$69,079,419	$174,602,700	$268,791,869	$120,286,994

*Investments in securities of unaffiliated issuers, at cost	$328,322,160	$303,870,241	$64,636,385	$103,942,537	$619,726,086	$69,550,546	$157,671,261	$196,046,162	$117,505,364

**Foreign currencies, at cost	$—	$—	$—	$—	$919,828	$4,845	$—	$—	$53,322

Shares outstanding	8,898,200	17,324,621	2,043,840	2,613,695	41,589,318	2,163,091	7,711,251	7,301,039	2,959,059

Authorized Fund shares allocated to Portfolio	35,000,000	30,000,000	15,000,000	25,000,000	90,000,000	32,000,000	24,000,000	30,000,000	21,000,000

Net asset value per share	$40.60	$16.99	$32.54	$44.25	$14.69	$31.94	$22.64	$36.82	$40.65

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2018 (Unaudited)

		ON Federated	ON Federated						ON S&P
	ON S&P 500®	Strategic Value	High Income	ON ClearBridge	ON Nasdaq-100®		ON Bryton	ON ICON	MidCap 400®
	Index	Dividend	Bond	Small Cap	Index	ON Bristol	Growth	Balanced	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$1,224,102,361	$399,867,739	$284,134,894	$247,548,545	$392,967,758	$196,846,882	$54,400,596	$739,989,739	$86,599,234
Cash	7,020	—	—	—	—	—	—	—	—
Cash subject to usage restrictions	190,400	—	—	—	69,580	—	—	—	7,492
Foreign currencies, at value**	—	59,362	—	—	—	—	—	—	—
Receivable for securities sold	1,286,942	—	304,153	3,827,808	—	5,019,409	1,043,429	129,104	558,137
Receivable for fund shares sold	1,702,915	29,332	144,671	101,640	1,160,949	1,185,473	15,479	267,741	78,081
Receivable for variation margin on futures contracts	780,347	—	—	—	385,270	—	—	—	93,305
Dividends and accrued interest receivable	1,014,629	2,742,140	4,662,879	282,612	84,936	180,821	29,216	2,907,171	81,352
Foreign tax reclaim receivable	—	416,578	—	—	—	—	—	—	14,137
Prepaid expenses and other assets.	10,240	4,629	2,666	2,273	2,515	1,895	546	8,089	682

Total assets	1,229,094,854	403,119,780	289,249,263	251,762,878	394,671,008	203,234,480	55,489,266	743,301,844	87,432,420

Liabilities:
Cash overdraft	—	—	—	14,117	—	—	—	—	—
Payable for securities purchased	608,117	—	1,199,185	1,658,404	—	5,102,166	801,434	—	698,116
Payable for fund shares redeemed	1,783,960	7,632,900	1,367,796	658,913	541,903	24,832	157,692	763,732	40,458
Payable for investment management services	344,308	245,263	161,814	175,727	113,419	124,755	38,682	376,012	28,950
Accrued custody expense	9,327	4,179	1,186	1,393	2,352	2,247	1,390	2,903	6,780
Accrued professional fees	10,272	8,541	7,290	7,135	7,280	6,987	6,459	9,209	6,564
Accrued accounting fees	13,358	5,183	7,930	3,076	3,950	2,503	1,017	9,172	2,017
Accrued printing and filing fees	13,704	4,418	3,611	3,208	5,061	2,587	1,117	8,171	1,461
Other fees payable	3,774	3,769	3,772	3,771	3,765	3,762	3,762	3,762	3,762
Withholding tax payable	—	28,707	—	—	—	—	—	3,146	—

Total liabilities	2,786,820	7,932,960	2,752,584	2,525,744	677,730	5,269,839	1,011,553	1,176,107	788,108

Net assets	$1,226,308,034	$395,186,820	$286,496,679	$249,237,134	$393,993,278	$197,964,641	$54,477,713	$742,125,737	$86,644,312

Net assets consist of:
Par value, $1 per share	$40,555,878	$23,180,392	$14,879,129	$4,111,491	$21,402,807	$6,516,341	$1,897,367	$33,491,084	$4,809,152
Paid in capital in excess of par value	857,588,384	362,449,164	274,197,394	198,683,578	244,260,270	158,837,654	41,904,799	633,413,293	73,796,373
Accumulated net realized gain (loss) on investments	38,851,973	5,291,161	(4,180,545)	11,073,528	11,532,849	23,874,123	5,743,772	8,310,544	2,357,114
Net unrealized appreciation (depreciation) on:
Investments	280,300,802	(5,894,428)	(6,423,489)	34,949,923	115,871,198	8,154,966	5,081,569	59,993,124	5,240,970
Futures contracts	(90,723)	—	—	—	(33,057)	—	—	—	(5,330)
Foreign currency related transactions	—	7,468	—	—	—	—	—	157	—
Undistributed net investment income (loss)	9,101,720	10,153,063	8,024,190	418,614	959,211	581,557	(149,794)	6,917,535	446,033

Net assets	$1,226,308,034	$395,186,820	$286,496,679	$249,237,134	$393,993,278	$197,964,641	$54,477,713	$742,125,737	$86,644,312

*Investments in securities of unaffiliated issuers, at cost	$943,801,559	$405,762,167	$290,558,383	$212,598,622	$277,096,560	$188,691,916	$49,319,027	$679,996,615	$81,358,264

**Foreign currencies, at cost.	$—	$58,905	$—	$—	$—	$—	$—	$—	$—

Shares outstanding	40,555,878	23,180,392	14,879,129	4,111,491	21,402,807	6,516,341	1,897,367	33,491,084	4,809,152

Authorized Fund shares allocated to Portfolio	90,000,000	75,000,000	45,000,000	15,000,000	50,000,000	23,000,000	15,000,000	90,000,000	30,000,000

Net asset value per share	$30.24	$17.05	$19.25	$60.62	$18.41	$30.38	$28.71	$22.16	$18.02

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2018 (Unaudited)

				ON Moderately
	ON Bristol	ON Risk Managed	ON Conservative	Conservative	ON Balanced	ON Moderate	ON
	Growth	Balanced	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in securities of unaffiliated issuers, at value*	$118,653,844	$360,869,763	$59,586,882	$146,876,717	$533,126,086	$647,371,521	$105,119,753
Investments in affiliates, at value**	—	—	29,260,983	135,156,488	831,242,589	1,717,313,356	405,896,302
Cash	—	550,719	—	—	—	—	—
Cash subject to usage restrictions	—	1,175,902	—	—	—	—	—
Receivable for securities sold	2,246,964	3,971,301	335,017	1,174,800	7,928,372	13,436,645	3,035,953
Receivable for fund shares sold	302,889	171,512	53	235,366	21,659	620,927	10,053
Receivable for variation margin on futures contracts	—	48,454	—	—	—	—	—
Receivable for TBA sales commitments	—	3,761,813	—	—	—	—	—
Dividends and accrued interest receivable	110,650	865,684	178,139	456,699	1,671,559	2,481,567	451,712
Prepaid expenses and other assets	1,094	2,993	834	2,695	12,924	21,982	53,700

Total assets	121,315,441	371,418,141	89,361,908	283,902,765	1,374,003,189	2,381,245,998	514,567,473

Liabilities:
Payable for securities purchased	3,145,059	15,125,743	413,942	1,825,747	8,333,078	14,881,019	3,200,279
Payable for fund shares redeemed	22,972	220,488	99,268	41,118	1,288,512	1,658,120	297,439
Payable for investment management services	77,682	262,336	15,989	79,237	451,083	810,823	—
TBA sales commitments, at value (proceeds $3,761,813)	—	3,774,081	—	—	—	—	—
Accrued custody expense	1,395	6,506	205	227	249	306	235
Accrued professional fees	6,688	7,430	4,739	5,437	9,288	12,743	6,187
Accrued accounting fees	1,647	10,728	2,059	2,083	2,122	2,122	2,122
Accrued printing and filing fees	1,768	4,324	1,474	3,499	14,898	25,473	5,934
Other fees payable	3,761	3,751	5,327	5,641	5,581	5,837	5,537

Total liabilities	3,260,972	19,415,387	543,003	1,962,989	10,104,811	17,396,443	3,517,733

Net assets	$118,054,469	$352,002,754	$88,818,905	$281,939,776	$1,363,898,378	$2,363,849,555	$511,049,740

Net assets consist of:
Par value, $1 per share	$4,700,494	$26,724,181	$8,558,130	$26,804,784	$127,788,847	$216,061,027	$46,107,738
Paid in capital in excess of par value	88,097,888	284,683,738	80,141,060	253,569,044	1,206,491,998	2,087,330,465	446,890,427
Accumulated net realized gain (loss) on investments	16,958,217	(1,199,180)	(276,339)	(1,030,355)	(7,357,187)	(29,041,094)	(2,893,539)
Net unrealized appreciation (depreciation) on:
Investments	8,057,007	38,622,260	(321,299)	936,124	33,005,301	86,459,165	20,887,247
Futures contracts	—	1,196,555	—	—	—	—	—
Undistributed net investment income.	240,863	1,975,200	717,353	1,660,179	3,969,419	3,039,992	57,867

Net assets	$118,054,469	$352,002,754	$88,818,905	$281,939,776	$1,363,898,378	$2,363,849,555	$511,049,740

*Investments in securities of unaffiliated issuers, at cost	$110,596,837	$322,247,503	$60,509,088	$149,152,102	$538,493,141	$662,519,713	$107,640,264

**Investments in affiliates, at cost	$—	$—	$28,660,076	$131,944,979	$792,870,233	$1,615,705,999	$382,488,544

Shares outstanding.	4,700,494	26,724,181	8,558,130	26,804,784	127,788,847	216,061,027	46,107,738

Authorized Fund shares allocated to Portfolio	30,000,000	85,000,000	30,000,000	70,000,000	200,000,000	300,000,000	100,000,000

Net asset value per share	$25.12	$13.17	$10.38	$10.52	$10.67	$10.94	$11.08

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2018 (Unaudited)

	ON Equity Portfolio	ON Bond Portfolio	ON Omni Portfolio	ON Capital Appreciation Portfolio	ON International Equity Portfolio	ON Foreign Portfolio	ON Janus Henderson Forty Portfolio	ON Janus Henderson Venture	ON Janus Henderson Enterprise Portfolio
Investment income:
Interest	$—	$5,672,996	$255,679	$—	$—	$—	$1,986	$5,821	$—
Dividends from unaffiliated issuers, net of taxes withheld*	4,166,311	80,872	373,225	957,761	8,088,539	1,345,379	276,910	876,805	446,850

Total investment income	4,166,311	5,753,868	628,904	957,761	8,088,539	1,345,379	278,896	882,626	446,850

Expenses:
Management fees	1,885,166	792,604	202,139	477,191	1,382,001	317,971	310,538	1,054,662	354,506
Custodian fees.	8,566	7,978	7,303	3,895	126,355	45,835	3,673	25,261	6,912
Directors’ fees.	18,697	10,803	2,429	4,367	14,134	2,707	2,307	9,820	2,788
Professional fees	13,993	12,314	10,134	10,593	11,928	10,204	10,093	11,906	10,221
Accounting fees	33,861	33,613	13,878	10,332	32,145	15,597	6,860	20,998	8,109
Administration fees	11,323	11,125	11,140	11,023	11,059	10,930	11,150	11,167	11,000
Printing and filing fees	7,162	6,572	3,028	3,783	11,394	3,050	4,720	6,149	5,476
Compliance expense	7,740	7,740	7,740	7,740	7,740	7,740	7,740	7,740	7,740
Other	6,593	2,082	764	1,687	2,942	848	708	3,072	889

Total expenses	1,993,101	884,831	258,555	530,611	1,599,698	414,882	357,789	1,150,775	407,641

Net investment income (loss)	2,173,210	4,869,037	370,349	427,150	6,488,841	930,497	(78,893)	(268,149)	39,209

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	30,791,433	(520,852)	5,622,096	9,697,664	1,604,760	871,508	1,095,969	26,570,075	17,683,864
Foreign currency related transactions	(4,516)	—	—	(1,030)	55,116	(7,123)	55	(41)	(8,175)
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(41,700,989)	(14,666,973)	(6,093,372)	(8,286,829)	(27,620,981)	(4,582,530)	4,489,590	3,898,225	(15,049,127)
Foreign currency related transactions	—	—	—	(1,345)	(12,809)	7,981	(35)	(598)	423

Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	(10,914,072)	(15,187,825)	(471,276)	1,408,460	(25,973,914)	(3,710,164)	5,585,579	30,467,661	2,626,985

Change in net assets from operations	$(8,740,862)	$(10,318,788)	$(100,927)	$1,835,610	$(19,485,073)	$(2,779,667)	$5,506,686	$30,199,512	$2,666,194

*Taxes withheld	$6,447	$—	$—	$4,508	$955,978	$166,722	$2,288	$8,957	$6,094

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2018 (Unaudited)

		ON Federated	ON Federated						ON S&P
	ON S&P 500®	Strategic Value	High Income	ON ClearBridge	ON Nasdaq-100®		ON Bryton	ON ICON	MidCap 400®
	Index	Dividend	Bond	Small Cap	Index	ON Bristol	Growth	Balanced	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income:
Interest	$3,768	$—	$9,036,499	$—	$1,268	$—	$—	$4,922,831	$329
Dividends from unaffiliated issuers, net of taxes withheld*	11,345,933	12,069,029	94,216	1,533,711	1,604,481	1,446,459	129,568	4,678,485	707,373

Total investment income	11,349,701	12,069,029	9,130,715	1,533,711	1,605,749	1,446,459	129,568	9,601,316	707,702

Expenses:
Management fees	1,992,800	1,790,027	1,007,434	1,080,524	557,184	790,021	231,297	2,516,482	173,212
Custodian fees	60,130	24,631	7,132	8,385	14,763	13,958	7,656	17,558	39,758
Directors’ fees	41,917	18,713	10,701	9,278	10,541	7,617	1,955	31,498	3,116
Professional fees	19,888	14,271	12,195	11,792	12,157	11,405	10,008	17,229	10,305
Accounting fees.	80,777	34,857	48,042	18,858	21,904	15,572	5,958	57,984	12,389
Administration fees	11,035	11,114	11,123	10,991	11,083	11,061	11,056	11,080	11,057
Printing and filing fees	21,425	7,753	6,394	5,745	8,444	4,999	2,826	12,905	3,332
Compliance expense	7,740	7,740	7,740	7,740	7,740	7,740	7,740	7,740	7,740
Other	12,269	6,860	3,168	3,089	2,722	2,529	866	11,305	760

Total expenses.	2,247,981	1,915,966	1,113,929	1,156,402	646,538	864,902	279,362	2,683,781	261,669

Net investment income (loss)	9,101,720	10,153,063	8,016,786	377,309	959,211	581,557	(149,794)	6,917,535	446,033

Realized/unrealized gain on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	44,658,219	5,296,640	95,691	11,814,648	11,947,075	24,441,971	6,221,649	7,598,470	2,887,820
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	—	—	—	—	—	19,768	—
Futures contracts	129,167	—	—	—	212,959	—	—	—	43,445
Foreign currency related transactions	—	(46,173)	—	—	—	—	—	535	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(25,291,382)	(45,870,995)	(9,917,265)	1,764,004	13,334,720	(23,152,051)	1,652,208	(7,423,221)	(617,761)
Futures contracts	(74,295)	—	—	—	(39,016)	—	—	—	(13,083)
Foreign currency related transactions	—	(38,810)	—	—	—	—	—	124	—

Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	19,421,709	(40,659,338)	(9,821,574)	13,578,652	25,455,738	1,289,920	7,873,857	195,676	2,300,421

Change in net assets from operations.	$28,523,429	$(30,506,275)	$(1,804,788)	$13,955,961	$26,414,949	$1,871,477	$7,724,063	$7,113,211	$2,746,454

*Taxes withheld	$—	$245,139	$—	$—	$765	$—	$—	$18,260	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2018 (Unaudited)

				ON Moderately
	ON Bristol	ON Risk Managed	ON Conservative	Conservative	ON Balanced	ON Moderate	ON
	Growth	Balanced	Model	Model	Model	Growth Model	Growth Model
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment income:
Interest	$—	$1,585,892	$—	$—	$—	$—	$—
Dividends from unaffiliated issuers, net of taxes withheld*	779,511	2,097,815	845,488	2,051,091	6,016,611	6,785,633	633,564
Dividends from affililiates	—	—	—	25,168	125,285	221,617	47,447

Total investment income	779,511	3,683,707	845,488	2,076,259	6,141,896	7,007,250	681,011

Expenses:
Management fees	481,348	1,550,526	184,223	594,689	2,875,120	4,941,140	1,048,680
Custodian fees.	8,143	38,468	1,230	1,371	1,487	1,859	1,429
Directors’ fees	4,475	12,375	3,352	10,694	51,793	89,186	18,888
Professional fees	10,619	12,559	5,322	7,158	17,270	26,342	9,121
Accounting fees.	10,143	64,358	12,365	12,508	12,757	12,757	12,757
Administration fees	10,931	11,064	19,610	21,277	21,629	22,992	21,707
Printing and filing fees	3,803	7,538	3,334	6,201	22,469	37,724	9,880
Compliance expense	7,740	7,740	7,740	7,740	7,740	7,740	7,740
Other	1,446	3,879	1,158	3,719	18,705	31,408	6,396

Total expenses	538,648	1,708,507	238,334	665,357	3,028,970	5,171,148	1,136,598

Less expenses reduced or reimbursed by advisor	—	—	(110,199)	(249,277)	(856,493)	(1,203,890)	(513,454)

Net expenses	538,648	1,708,507	128,135	416,080	2,172,477	3,967,258	623,144

Net investment income	240,863	1,975,200	717,353	1,660,179	3,969,419	3,039,992	57,867

Realized/unrealized gain on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments in securities of unaffiliated issuers	17,314,374	7,669,178	361,511	3,650,404	29,028,881	53,000,745	14,966,157
Investments in affiliates	—	—	966,721	3,748,542	15,544,882	32,623,378	9,054,208
Capital gain distributions received from underlying unaffiliated mutual funds	—	—	92,092	226,870	453,170	1,233,861	36,440
Capital gain distributions received from underlying affiliated mutual funds	—	—	—	105,201	778,181	1,773,618	370,672
Futures contracts.	—	(4,764,704)	—	—	—	—	—
Foreign currency related transactions	—	(607)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments in securities of unaffiliated issuers	(12,632,725)	(2,586,279)	(2,261,734)	(8,546,697)	(48,450,574)	(86,809,747)	(20,911,427)
Investments in affiliates	—	—	(1,297,426)	(5,768,631)	(20,617,518)	(28,394,112)	(6,566,057)
Futures contracts.	—	2,041,612	—	—	—	—	—

Net realized/unrealized gain (loss) on investments, capital gain distributions received from underlying mutual funds, futures contracts, and foreign currency related transactions	4,681,649	2,359,200	(2,138,836)	(6,584,311)	(23,262,978)	(26,572,257)	(3,050,007)

Change in net assets from operations	$4,922,512	$4,334,400	$(1,421,483)	$(4,924,132)	$(19,293,559)	$(23,532,265)	$(2,992,140)

*Taxes withheld	$—	$7,512	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON Equity		ON Bond		ON Omni		ON Capital Appreciation
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$2,173,210	$4,056,364	$4,869,037	$5,490,404	$370,349	$642,510	$427,150	$1,723,715
Net realized gain (loss) on investments and foreign currency related transactions	30,786,917	48,627,176	(520,852)	945,221	5,622,096	8,186,809	9,696,634	22,158,899
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(41,700,989)	25,708,456	(14,666,973)	3,790,719	(6,093,372)	3,210,023	(8,288,174)	(845,434)

Change in net assets from operations	(8,740,862)	78,391,996	(10,318,788)	10,226,344	(100,927)	12,039,342	1,835,610	23,037,180

Capital transactions:
Received from shares sold	13,140,779	405,044,830	29,205,291	195,349,582	5,613,211	7,854,928	4,569,488	80,306,162
Paid for shares redeemed	(218,039,862)	(490,371,035)	(41,919,955)	(46,957,435)	(7,405,514)	(9,385,488)	(16,327,729)	(173,461,176)

Change in net assets from capital transactions	(204,899,083)	(85,326,205)	(12,714,664)	148,392,147	(1,792,303)	(1,530,560)	(11,758,241)	(93,155,014)

Change in net assets	(213,639,945)	(6,934,209)	(23,033,452)	158,618,491	(1,893,230)	10,508,782	(9,922,631)	(70,117,834)
Net assets:
Beginning of period	574,879,897	581,814,106	317,321,351	158,702,860	68,394,295	57,885,513	125,590,165	195,707,999

End of period	$361,239,952	$574,879,897	$294,287,899	$317,321,351	$66,501,065	$68,394,295	$115,667,534	$125,590,165

Undistributed net investment income	$2,173,210	$—	$4,869,037	$—	$370,349	$—	$427,150	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON International Equity		ON Foreign		ON Janus Henderson		ON Janus Henderson Venture
	Portfolio		Portfolio		Forty Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$6,488,841	$1,930,831	$930,497	$766,568	$(78,893)	$(87,431)	$(268,149)	$(496,991)
Net realized gain on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	1,659,876	20,007,115	864,385	12,225,092	1,096,024	7,596,740	26,570,034	15,587,664
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(27,633,790)	14,707,509	(4,574,549)	318,637	4,489,555	6,024,692	3,897,627	40,132,780

Change in net assets from operations	(19,485,073)	36,645,455	(2,779,667)	13,310,297	5,506,686	13,534,001	30,199,512	55,223,453

Capital transactions:
Received from shares sold	495,717,894	14,910,907	4,220,632	19,610,626	120,855,429	12,889,196	15,382,144	177,635,315
Paid for shares redeemed	(23,379,955)	(34,994,526)	(12,052,276)	(19,903,183)	(12,401,771)	(15,646,575)	(53,004,269)	(188,951,193)

Change in net assets from capital transactions	472,337,939	(20,083,619)	(7,831,644)	(292,557)	108,453,658	(2,757,379)	(37,622,125)	(11,315,878)

Change in net assets	452,852,866	16,561,836	(10,611,311)	13,017,740	113,960,344	10,776,622	(7,422,613)	43,907,575
Net assets:
Beginning of period	158,086,745	141,524,909	79,690,730	66,672,990	60,642,356	49,865,734	276,214,481	232,306,906

End of period	$610,939,611	$158,086,745	$69,079,419	$79,690,730	$174,602,700	$60,642,356	$268,791,868	$276,214,481

Undistributed net investment income (loss)	$6,488,901	$60	$535,149	$(395,348)	$(78,893)	$—	$(682,129)	$(413,980)

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

					ON Federated		ON Federated
	ON Janus Henderson Enterprise		ON S&P 500® Index		Strategic Value		High Income Bond
	Portfolio		Portfolio		Dividend Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$39,209	$(178,848)	$9,101,720	$15,437,238	$10,153,063	$20,840,410	$8,016,786	$16,582,542
Net realized gain on investments, futures contracts, and foreign currency related transactions	17,675,689	8,412,020	44,787,386	36,445,415	5,250,467	31,449,661	95,691	2,116,365
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	(15,048,704)	9,661,514	(25,365,677)	129,535,843	(45,909,805)	21,723,360	(9,917,265)	2,626,767

Change in net assets from operations	2,666,194	17,894,686	28,523,429	181,418,496	(30,506,275)	74,013,431	(1,804,788)	21,325,674

Capital transactions:
Received from shares sold	51,893,584	5,911,403	210,965,143	626,563,875	22,186,335	506,307,850	16,882,001	231,572,692
Paid for shares redeemed	(12,076,235)	(16,200,896)	(157,335,918)	(506,466,387)	(193,158,161)	(459,177,636)	(47,633,080)	(247,603,288)

Change in net assets from capital transactions	39,817,349	(10,289,493)	53,629,225	120,097,488	(170,971,826)	47,130,214	(30,751,079)	(16,030,596)

Change in net assets	42,483,543	7,605,193	82,152,654	301,515,984	(201,478,101)	121,143,645	(32,555,867)	5,295,078
Net assets:
Beginning of period	77,803,451	70,198,258	1,144,155,380	842,639,396	596,664,921	475,521,276	319,052,546	313,757,468

End of period.	$120,286,994	$77,803,451	$1,226,308,034	$1,144,155,380	$395,186,820	$596,664,921	$286,496,679	$319,052,546

Undistributed net investment income	$39,209	$—	$9,101,720	$—	$10,153,063	$—	$8,024,190	$7,404

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ON ClearBridge Small Cap		ON Nasdaq-100® Index		ON Bristol		ON Bryton Growth
	Portfolio		Portfolio		Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$377,309	$823,123	$959,211	$1,394,047	$581,557	$1,003,578	$(149,794)	$(481,788)
Net realized gain on investments and futures contracts	11,814,648	26,041,485	12,160,034	8,094,996	24,441,971	41,888,166	6,221,649	14,849,635
Change in unrealized appreciation/depreciation on investments and futures contracts	1,764,004	5,031,578	13,295,704	43,376,301	(23,152,051)	6,677,159	1,652,208	1,760,048

Change in net assets from operations	13,955,961	31,896,186	26,414,949	52,865,344	1,871,477	49,568,903	7,724,063	16,127,895

Capital transactions:
Received from shares sold	7,943,212	210,858,672	167,355,832	104,350,460	13,838,177	177,409,632	1,471,991	75,485,463
Paid for shares redeemed	(47,759,606)	(243,371,357)	(56,995,012)	(56,054,728)	(41,446,956)	(211,200,737)	(11,492,925)	(129,426,147)

Change in net assets from capital transactions	(39,816,394)	(32,512,685)	110,360,820	48,295,732	(27,608,779)	(33,791,105)	(10,020,934)	(53,940,684)

Change in net assets	(25,860,433)	(616,499)	136,775,769	101,161,076	(25,737,302)	15,777,798	(2,296,871)	(37,812,789)
Net assets:
Beginning of period	275,097,567	275,714,066	257,217,509	156,056,433	223,701,943	207,924,145	56,774,584	94,587,373

End of period	$249,237,134	$275,097,567	$393,993,278	$257,217,509	$197,964,641	$223,701,943	$54,477,713	$56,774,584

Undistributed net investment income (loss)	$418,614	$41,305	$959,211	$—	$581,557	$—	$(149,794)	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

			ON S&P
	ON ICON		MidCap 400® Index		ON Bristol		ON Risk Managed Balanced
	Balanced Portfolio		Portfolio		Growth Portfolio		Portfolio
	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended	Six-Month Period	Year Ended
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$6,917,535	$18,946,310	$446,033	$528,803	$240,863	$295,214	$1,975,200	$3,850,193
Net realized gain on investments, futures contracts, foreign currency related transactions, and written options	7,618,773	33,131,955	2,931,265	1,249,952	17,314,374	24,580,265	2,903,867	14,012,026
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency related transactions, and written options	(7,423,097)	49,373,289	(630,844)	6,263,050	(12,632,725)	7,591,502	(544,667)	33,191,554

Change in net assets from operations	7,113,211	101,451,554	2,746,454	8,041,805	4,922,512	32,466,981	4,334,400	51,053,773

Capital transactions:
Received from shares sold	22,108,426	502,351,143	6,536,204	58,563,238	10,824,151	118,823,309	29,008,590	83,103,619
Paid for shares redeemed	(242,195,902)	(600,794,651)	(11,421,083)	(25,711,544)	(25,741,250)	(140,799,340)	(25,510,839)	(62,068,377)

Change in net assets from capital transactions	(220,087,476)	(98,443,508)	(4,884,879)	32,851,694	(14,917,099)	(21,976,031)	3,497,751	21,035,242

Change in net assets	(212,974,265)	3,008,046	(2,138,425)	40,893,499	(9,994,587)	10,490,950	7,832,151	72,089,015
Net assets:
Beginning of period	955,100,001	952,091,955	88,782,737	47,889,238	128,049,056	117,558,106	344,170,603	272,081,588

End of period	$742,125,736	$955,100,001	$86,644,312	$88,782,737	$118,054,469	$128,049,056	$352,002,754	$344,170,603

Undistributed net investment income	$6,917,535	$—	$446,033	$—	$240,863	$—	$1,975,200	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Changes in Net Assets

			ON Moderately				ON Moderate
	ON Conservative		Conservative		ON Balanced				ON
	Model		Model		Model		Growth Model		Growth Model
	Portfolio		Portfolio		Portfolio		Portfolio		Portfolio
		Period from		Period from		Period from		Period from		Period from
		March 1, 2017		March 1, 2017		March 1, 2017		March 1, 2017		March 1, 2017
	Six-Month Period	(inception) to	Six-Month Period	(inception) to	Six-Month Period	(inception) to	Six-Month Period	(inception) to	Six-Month Period	(inception) to
	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,	Ended June 30,	December 31,
	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017	2018 (Unaudited)	2017
Increase (Decrease) in net assets:
Operations:
Net investment income	$717,353	$1,472,402	$1,660,179	$3,844,130	$3,969,419	$12,745,203	$3,039,992	$16,421,240	$57,867	$2,205,209
Net realized gain on investments and capital gain distributions received from underlying mutual funds	1,420,324	706,260	7,731,017	3,064,137	45,805,114	18,419,784	88,631,602	31,065,150	24,427,477	6,550,318
Change in unrealized appreciation/depreciation on investments	(3,559,160)	3,237,861	(14,315,328)	15,251,452	(69,068,092)	102,073,393	(115,203,859)	201,663,024	(27,477,484)	48,364,731

Change in net assets from operations	(1,421,483)	5,416,523	(4,924,132)	22,159,719	(19,293,559)	133,238,380	(23,532,265)	249,149,414	(2,992,140)	57,120,258

Capital transactions:
Received from shares sold	11,570,185	116,235,409	6,685,459	354,878,115	18,615,179	1,605,179,885	28,026,913	2,645,437,657	23,891,679	539,074,347
Paid for shares redeemed	(21,047,104)	(21,934,625)	(45,777,463)	(51,081,922)	(197,999,260)	(175,842,247)	(287,436,991)	(247,795,173)	(53,627,549)	(52,416,855)

Change in net assets from capital transactions	(9,476,919)	94,300,784	(39,092,004)	303,796,193	(179,384,081)	1,429,337,638	(259,410,078)	2,397,642,484	(29,735,870)	486,657,492

Change in net assets	(10,898,402)	99,717,307	(44,016,136)	325,955,912	(198,677,640)	1,562,576,018	(282,942,343)	2,646,791,898	(32,728,010)	543,777,750
Net assets:
Beginning of period	99,717,307	—	325,955,912	—	1,562,576,018	—	2,646,791,898	—	543,777,750	—

End of period	$88,818,905	$99,717,307	$281,939,776	$325,955,912	$1,363,898,378	$1,562,576,018	$2,363,849,555	$2,646,791,898	$511,049,740	$543,777,750

Undistributed net investment income	$717,353	$—	$1,660,179	$—	$3,969,419	$—	$3,039,992	$—	$57,867	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss) on investments and foreign currency related transactions	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return	Net assets at end of year or period (in millions)	Expenses	Net investment income	Expenses	Portfolio turnover rate
ON Equity Portfolio
Six-Month Period Ended June 30, 2018+	$41.38	0.24	(1.02)	(0.78)	—	$40.60	-1.88%*	$361.2	0.80%**	0.88%**	0.80%**	16%*
Year Ended December 31, 2017	$36.09	0.35	4.94	5.29	—	$41.38	14.66%	$574.9	0.80%	0.71%	0.80%	41%
Year Ended December 31, 2016	$32.02	0.35	3.72	4.07	—	$36.09	12.71%	$581.8	0.82%	1.05%	0.82%	47%
Year Ended December 31, 2015	$33.44	0.21	(1.44)	(1.23)	(0.19)	$32.02	-3.69%	$535.3	0.81%	0.69%	0.81%	47%
Year Ended December 31, 2014	$29.41	0.12	4.02	4.14	(0.11)	$33.44	14.07%	$518.7	0.83%	0.69%	0.83%	46%

ON Bond Portfolio
Six-Month Period Ended June 30, 2018+	$17.56	0.28	(0.85)	(0.57)	—	$16.99	-3.25%*	$294.3	0.58%**	3.22%**	0.58%**	28%*
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	$317.3	0.63%	3.16%	0.63%	114%
Year Ended December 31, 2016	$15.33	0.59	0.62	1.21	—	$16.54	7.89%	$158.7	0.65%	3.33%	0.65%	88%
Year Ended December 31, 2015	$15.65	0.56	(0.88)	(0.32)	—	$15.33	-2.04%	$154.0	0.64%	3.46%	0.64%	93%
Year Ended December 31, 2014	$14.78	0.50	0.37	0.87	—	$15.65	5.89%	$158.7	0.64%	3.34%	0.64%	35%

ON Omni Portfolio
Six-Month Period Ended June 30, 2018+	$32.60	0.18	(0.24)	(0.06)	—	$32.54	-0.18%*	$66.5	0.77%**	1.10%**	0.77%**	111%*
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	$68.4	0.78%	1.02%	0.78%	187%
Year Ended December 31, 2016	$24.43	0.25	2.25	2.50	—	$26.93	10.23%	$57.9	0.80%	1.09%	0.80%	194%
Year Ended December 31, 2015	$24.15	0.28	0.24	0.52	(0.24)	$24.43	2.15%	$48.7	0.77%	1.23%	0.77%	186%
Year Ended December 31, 2014	$21.74	0.26	2.37	2.63	(0.22)	$24.15	12.12%	$37.2	0.77%	1.06%	0.77%	198%

ON Capital Appreciation Portfolio
Six-Month Period Ended June 30, 2018+	$43.66	0.16	0.43	0.59	—	$44.25	1.35%*	$115.7	0.88%**	0.71%**	0.88%**	31%*
Year Ended December 31, 2017	$37.70	1.28	4.68	5.96	—	$43.66	15.81%	$125.6	0.86%	1.00%	0.86%	51%
Year Ended December 31, 2016	$32.88	0.91	3.91	4.82	—	$37.70	14.66%	$195.7	0.82%	1.21%	0.82%	55%
Year Ended December 31, 2015	$33.82	0.29	(0.98)	(0.69)	(0.25)	$32.88	-2.05%	$430.4	0.80%	0.86%	0.80%	69%
Year Ended December 31, 2014	$31.24	0.08	2.59	2.67	(0.09)	$33.82	8.54%	$449.4	0.83%	0.56%	0.83%	67%

+	Unaudited
*	Not annualized
**	Annualized

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations							Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	Total from operations	Net asset value, end of year or period	Total Return		Net assets at end of year or period (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate
ON International Equity Portfolio
Six-Month Period Ended June 30, 2018+	$15.08	0.16	(0.55)	(0.39)	$14.69	-2.59	%*	$610.9	0.88%**	3.58%**	0.88%**	18	%*
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	$15.08	26.83%		$158.1	1.06%	1.25%	1.06%	132	%(a)
Year Ended December 31, 2016	$12.50	0.22	(0.83)	(0.61)	$11.89	-4.88%		$141.5	1.02%	1.57%	1.02%	69%
Year Ended December 31, 2015	$12.55	0.19	(0.24)	(0.05)	$12.50	-0.40	%(b)	$159.0	1.00%	1.21%	1.00%	72%
Year Ended December 31, 2014	$13.85	0.18	(1.48)	(1.30)	$12.55	-9.39%		$174.4	0.84%	1.43%	1.00%	95%

ON Foreign Portfolio
Six-Month Period Ended June 30, 2018+	$33.22	0.41	(1.69)	(1.28)	$31.94	-3.85	%*	$69.1	1.11%**	2.49%**	1.11%**	10	%*
Year Ended December 31, 2017	$27.72	0.32	5.18	5.50	$33.22	19.84%		$79.7	1.22%	1.01%	1.22%	126	%(a)
Year Ended December 31, 2016	$29.98	0.26	(2.52)	(2.26)	$27.72	-7.54%		$66.7	1.24%	0.89%	1.24%	51%
Year Ended December 31, 2015	$27.39	0.03	2.56	2.59	$29.98	9.46	%(b)	$78.3	1.23%	0.12%	1.23%	58%
Year Ended December 31, 2014	$30.03	0.12	(2.76)	(2.64)	$27.39	-8.79%		$67.6	1.18%	0.38%	1.18%	65%

ON Janus Henderson Forty Portfolio
Six-Month Period Ended June 30, 2018+	$19.93	(0.01)	2.72	2.71	$22.64	13.60	%*	$174.6	0.91%**	-0.20%**	0.91%**	64	%*
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	$19.93	27.67%		$60.6	0.96%	-0.15%	0.96%	57%
Year Ended December 31, 2016	$15.09	(0.02)	0.54	0.52	$15.61	3.45%		$49.9	0.95%	-0.09%	0.95%	63%
Year Ended December 31, 2015	$13.70	(0.01)	1.40	1.39	$15.09	10.15%		$51.4	0.93%	-0.10%	0.93%	60%
Year Ended December 31, 2014	$12.50	(0.03)	1.23	1.20	$13.70	9.60%		$39.9	0.94%	-0.23%	0.94%	55%

ON Janus Henderson Venture Portfolio
Six-Month Period Ended June 30, 2018+	$32.99	(0.04)	3.87	3.83	$36.82	11.61	%*	$268.8	0.85%**	-0.20%**	0.85%**	17	%*
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	$32.99	23.98%		$276.2	0.85%	-0.19%	0.85%	26%
Year Ended December 31, 2016	$25.01	0.01	1.59	1.60	$26.61	6.40%		$232.3	0.86%	0.04%	0.86%	25%
Year Ended December 31, 2015	$25.07	(0.03)	(0.03)	(0.06)	$25.01	-0.24	%(b)	$238.2	0.85%	-0.12%	0.85%	37%
Year Ended December 31, 2014	$22.65	(0.05)	2.47	2.42	$25.07	10.64%		$212.1	0.89%	-0.31%	0.89%	58%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2017, the sub-adviser to the ON International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC, and the sub-adviser to the ON Foreign Portfolio changed from Federated Global Investment Management Corp. to Templeton Global Advisors Limited. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in the sub-advisers contributed to higher portfolio turnover rates for the year ended December 31, 2017 as compared to prior years.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data								Ratios and supplemental data

		Operations			Distributions					Ratios to average net assets

										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return		Net assets at end of year or period (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate
ON Janus Henderson Enterprise Portfolio
Six-Month Period Ended June 30, 2018+	$38.60	0.01	2.04	2.05	—	$40.65	5.31	%*	$120.3	0.98%**	0.09%**	0.98%**	103	%*,(a)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%		$77.8	0.98%	-0.24%	0.98%	57%
Year Ended December 31, 2016	$29.90	(0.09)	0.56	0.47	—	$30.37	1.57%		$70.2	0.98%	-0.29%	0.98%	61%
Year Ended December 31, 2015	$31.49	(0.07)	(1.52)	(1.59)	—	$29.90	-5.05	%(b)	$78.7	0.94%	-0.21%	0.94%	59%
Year Ended December 31, 2014	$28.24	(0.05)	3.30	3.25	—	$31.49	11.51%		$86.7	0.94%	-0.18%	0.94%	61%

ON S&P 500® Index Portfolio
Six-Month Period Ended June 30, 2018+	$29.52	0.22	0.50	0.72	—	$30.24	2.44	%*	$1,226.3	0.38%**	1.55%**	0.38%**	7	%*
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%		$1,144.2	0.38%	1.65%	0.38%	8%
Year Ended December 31, 2016	$21.82	0.25	2.25	2.50	—	$24.32	11.46%		$842.6	0.42%	1.84%	0.42%	8%
Year Ended December 31, 2015	$21.93	0.37	(0.17)	0.20	(0.31)	$21.82	0.91%		$410.7	0.41%	1.72%	0.41%	14%
Year Ended December 31, 2014	$19.63	0.32	2.25	2.57	(0.27)	$21.93	13.11%		$388.2	0.43%	1.64%	0.43%	11%

ON Federated Strategic Value Dividend Portfolio
Six-Month Period Ended June 30, 2018+	$17.88	0.44	(1.27)	(0.83)	—	$17.05	-4.64	%*	$395.2	0.76%**	4.01%**	0.76%**	8	%*
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%		$596.7	0.75%	3.77%	0.75%	27%
Year Ended December 31, 2016	$14.07	0.36	1.17	1.53	—	$15.60	10.87%		$475.5	0.78%	3.19%	0.78%	32%
Year Ended December 31, 2015	$13.92	0.53	0.06	0.59	(0.44)	$14.07	4.26%		$309.8	0.78%	3.47%	0.78%	13%
Year Ended December 31, 2014	$13.09	0.93	0.68	1.61	(0.78)	$13.92	12.41%		$332.6	0.78%	5.37%	0.78%	22%

ON Federated High Income Bond Portfolio
Six-Month Period Ended June 30, 2018+	$19.36	0.54	(0.65)	(0.11)	—	$19.25	-0.57	%*	$286.5	0.75%**	5.37%**	0.75%**	8	%*
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%		$319.1	0.74%	5.21%	0.74%	30%
Year Ended December 31, 2016	$15.82	0.43	1.85	2.28	—	$18.10	14.41%		$313.8	0.80%	5.56%	0.80%	30%
Year Ended December 31, 2015	$16.32	1.18	(1.68)	(0.50)	—	$15.82	-3.06%		$194.2	0.80%	5.65%	0.80%	29%
Year Ended December 31, 2014	$15.88	1.57	(1.13)	0.44	—	$16.32	2.77%		$230.1	0.77%	5.73%	0.77%	33%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the six-month period ended June 30, 2018 as compared to prior periods.

(b)	Initial Public Offering (IPO) investments had a significant impact on the total return in this period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments and futures contracts	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return	Net assets at end of year or period (in millions)	Expenses	Net investment income (loss)	Expenses	Portfolio turnover rate
ON ClearBridge Small Cap Portfolio
Six-Month Period Ended June 30, 2018+	$57.46	0.09	3.07	3.16	—	$60.62	5.50%*	$249.2	0.90%**	0.29%**	0.90%**	20	%*
Year Ended December 31, 2017	$51.21	0.20	6.05	6.25	—	$57.46	12.20%	$275.1	0.89%	0.30%	0.89%	46%
Year Ended December 31, 2016	$40.00	0.22	10.99	11.21	—	$51.21	28.03%	$275.7	0.93%	0.92%	0.93%	51%
Year Ended December 31, 2015	$41.01	(0.10)	(0.91)	(1.01)	—	$40.00	-2.46%	$94.0	1.01%	-0.29%	1.01%	126	%(a)
Year Ended December 31, 2014	$40.03	(0.19)	1.17	0.98	—	$41.01	2.45%	$75.5	1.00%	-0.45%	1.00%	44%

ON Nasdaq-100® Index Portfolio
Six-Month Period Ended June 30, 2018+	$16.67	0.04	1.70	1.74	—	$18.41	10.44%*	$394.0	0.42%**	0.62%**	0.42%**	6	%*
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	$257.2	0.45%	0.71%	0.45%	9%
Year Ended December 31, 2016	$11.80	0.09	0.70	0.79	—	$12.59	6.69%	$156.1	0.48%	0.84%	0.48%	13%
Year Ended December 31, 2015	$10.88	0.09	0.91	1.00	(0.08)	$11.80	9.14%	$138.6	0.46%	0.79%	0.46%	19%
Year Ended December 31, 2014	$9.25	0.12	1.62	1.74	(0.11)	$10.88	18.77%	$121.7	0.48%	1.23%	0.48%	23%

ON Bristol Portfolio
Six-Month Period Ended June 30, 2018+	$30.22	0.09	0.07	0.16	—	$30.38	0.53%*	$198.0	0.82%**	0.55%**	0.82%**	133	%*
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	$223.7	0.82%	0.47%	0.82%	220%
Year Ended December 31, 2016	$21.49	0.12	2.41	2.53	—	$24.02	11.77%	$207.9	0.83%	0.49%	0.83%	223%
Year Ended December 31, 2015	$20.75	0.12	0.73	0.85	(0.11)	$21.49	4.08%	$218.7	0.81%	0.55%	0.81%	228%
Year Ended December 31, 2014	$18.29	0.09	2.45	2.54	(0.08)	$20.75	13.88%	$232.0	0.81%	0.42%	0.81%	239%

ON Bryton Growth Portfolio
Six-Month Period Ended June 30, 2018+	$24.91	(0.08)	3.88	3.80	—	$28.71	15.25%*	$54.5	1.03%**	-0.55%**	1.03%**	109	%*
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	$56.8	0.98%	-0.55%	0.98%	196%
Year Ended December 31, 2016	$19.60	(0.19)	1.08	0.89	—	$20.49	4.54%	$94.6	0.92%	-0.62%	0.92%	188%
Year Ended December 31, 2015	$20.47	(0.11)	(0.76)	(0.87)	—	$19.60	-4.25%	$162.2	0.88%	-0.53%	0.88%	169%
Year Ended December 31, 2014	$19.28	(0.09)	1.28	1.19	—	$20.47	6.17%	$179.1	0.88%	-0.45%	0.88%	178%

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge Investments, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations			Distributions				Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options	Total from operations	Distributions from net investment income	Net asset value, end of year or period	Total Return	Net assets at end of year or period (in millions)	Expenses	Net investment income	Expenses	Portfolio turnover rate
ON ICON Balanced Portfolio
Six-Month Period Ended June 30, 2018+	$22.03	0.21	(0.08)	0.13	—	$22.16	0.59%*	$742.1	0.63%**	1.62%**	0.63%**	25	%*
Year Ended December 31, 2017	$19.86	0.47	1.70	2.17	—	$22.03	10.93%	$955.1	0.62%	1.93%	0.62%	106%
Year Ended December 31, 2016	$18.99	0.39	0.48	0.87	—	$19.86	4.58%	$952.1	0.64%	2.05%	0.64%	99%
Year Ended December 31, 2015	$18.96	0.30	(0.02)	0.28	(0.25)	$18.99	1.47%	$864.9	0.64%	1.58%	0.64%	92%
Year Ended December 31, 2014	$18.02	0.16	0.92	1.08	(0.14)	$18.96	5.99%	$833.1	0.64%	1.80%	0.68%	94%

ON S&P MidCap 400® Index Portfolio
Six-Month Period Ended June 30, 2018+	$17.46	0.09	0.47	0.56	—	$18.02	3.21%*	$86.6	0.60%**	1.03%**	0.60%**	12	%*
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	$88.8	0.71%	0.92%	0.71%	41%
Year Ended December 31, 2016	$13.81	0.17	1.14	1.31	—	$15.12	9.49%	$47.9	0.79%	1.24%	0.79%	179	%(a)
Year Ended December 31, 2015	$14.49	0.25	(0.72)	(0.47)	(0.21)	$13.81	-3.24%	$46.3	0.77%	1.54%	0.77%	72%
Year Ended December 31, 2014	$13.70	0.25	0.77	1.02	(0.23)	$14.49	7.44%	$55.1	0.77%	1.77%	0.77%	79%

ON Bristol Growth Portfolio
Six-Month Period Ended June 30, 2018+	$24.19	0.05	0.88	0.93	—	$25.12	3.84%*	$118.1	0.87%**	0.39%**	0.87%**	128	%*
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	$128.0	0.88%	0.24%	0.88%	218%
Year Ended December 31, 2016	$17.31	0.07	1.27	1.34	—	$18.65	7.74%	$117.6	0.89%	0.36%	0.89%	162%
Year Ended December 31, 2015	$16.44	0.08	0.86	0.94	(0.07)	$17.31	5.72%	$116.2	0.86%	0.43%	0.86%	168%
Year Ended December 31, 2014	$14.72	0.06	1.71	1.77	(0.05)	$16.44	12.01%	$124.1	0.86%	0.34%	0.86%	192%

ON Risk Managed Balanced Portfolio
Six-Month Period Ended June 30, 2018+	$13.01	0.07	0.09	0.16	—	$13.17	1.23%*	$352.0	0.99%**	1.15%**	0.99%**	74	%(b)*
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	$344.2	1.00%	1.22%	1.00%	72	%(b)
Year Ended December 31, 2016	$10.66	0.09	0.31	0.40	—	$11.06	3.75%	$272.1	1.03%	1.09%	1.03%	78%
Year Ended December 31, 2015	$10.83	0.03	(0.17)	(0.14)	(0.03)	$10.66	-1.32%	$154.3	1.11%	0.81%	1.11%	71%
Period From May 1, 2014 (inception) to December 31, 2014 .	$10.00	0.03	0.80	0.83	—	$10.83	8.30%*	$33.8	1.43%**	0.43%**	1.43%**	94	%*

+	Unaudited
*	Not annualized
**	Annualized
(a)

Effective December 16, 2016, the sub-adviser to the Portfolio changed from First Trust Advisors L.P. to Geode Capital Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2016 as compared to prior years.

(b)

The portfolio turnover calculation includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 52% for the six-month period ended June 30, 2018, and 63% for the year ended December 31, 2017(see Note 2 of the Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Financial Highlights

	Selected per-share data							Ratios and supplemental data

		Operations							Ratios to average net assets

									Ratios net of expenses reduced or reimbursed by adviser				Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss) on investments and capital gain distributions received from underlying mutual funds	Total from operations	Net asset value, end of year or period	Total Return		Net assets at end of year or period (in millions)	Expenses		Net investment income		Expenses		Portfolio turnover rate

ON Conservative Model Portfolio
Six-Month Period Ended June 30, 2018+	$10.53	0.08	(0.23)	(0.15)	$10.38	-1.42	%*	$88.8	0.28	%**,†	1.56	%**,†	0.52	%**,†	26	%*
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.16	0.37	0.53	$10.53	5.30	%*	$99.7	0.25	%**,†	1.71	%**,†	0.51	%**,†	29	%*

ON Moderately Conservative Model Portfolio
Six-Month Period Ended June 30, 2018+	$10.69	0.06	(0.23)	(0.17)	$10.52	-1.59	%*	$281.9	0.28	%**,†	1.12	%**,†	0.45	%**,†	29	%*
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	$10.69	6.90	%*	$326.0	0.25	%**,†	1.40	%**,†	0.45	%**,†	22	%*

ON Balanced Model Portfolio
Six-Month Period Ended June 30, 2018+	$10.81	0.03	(0.17)	(0.14)	$10.67	-1.30	%*	$1,363.9	0.30	%**,†	0.55	%**,†	0.42	%**,†	24	%*
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	$10.81	8.10	%*	$1,562.6	0.25	%**,†	1.01	%**,†	0.42	%**,†	25	%*

ON Moderate Growth Model Portfolio
Six-Month Period Ended June 30, 2018+	$11.05	0.01	(0.12)	(0.11)	$10.94	-1.00	%*	$2,363.8	0.32	%**,†	0.25	%**,†	0.42	%**,†	31	%*
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	$11.05	10.50	%*	$2,646.8	0.26	%**,†	0.80	%**,†	0.42	%**,†	23	%*

ON Growth Model Portfolio
Six-Month Period Ended June 30, 2018+	$11.15	—	(0.07)	(0.07)	$11.08	-0.63	%*	$511.0	0.24	%**,†	0.02	%**,†	0.43	%**,†	46	%*
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	$11.15	11.50	%*	$543.8	0.25	%**,†	0.51	%**,†	0.43	%**,†	24	%*

+	Unaudited
*	Not annualized
**	Annualized
†	The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2018 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-five separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

⬛	ON Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities.

⬛

ON Bond Portfolio – High level of income and opportunity for capital appreciation consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in corporate debt securities.

⬛	ON Omni Portfolio – High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

⬛

ON Capital Appreciation Portfolio – Long-term growth of capital by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

⬛	ON International Equity Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in equity securities of foreign companies.

⬛	ON Foreign Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in foreign securities.

⬛	ON Janus Henderson Forty Portfolio – Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

⬛	ON Janus Henderson Venture Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in stocks of small capitalization companies.

⬛

ON Janus Henderson Enterprise Portfolio – Long-term total return by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

⬛

ON S&P 500® Index Portfolio – Total return approximating that of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the S&P 500® Index by investing, under normal circumstances, more than 80% of its assets in securities included in the S&P 500® Index.

⬛	ON Federated Strategic Value Dividend Portfolio – Growth of capital and income by investing primarily in high dividend paying common stocks with dividend growth potential.

⬛

ON Federated High Income Bond Portfolio – High current income by investing, under normal circumstances, at least 80% of its assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

⬛

ON ClearBridge Small Cap Portfolio – Long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

⬛	ON Nasdaq-100® Index Portfolio – Long-term growth of capital by investing, under normal circumstances, more than 80% of its assets in the common stocks of companies composing the Nasdaq-100® Index.

⬛	ON Bristol Portfolio – Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON Bryton Growth Portfolio – Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON ICON Balanced Portfolio – Capital appreciation and income by investing, under normal circumstances, up to 75% of its assets in equity securities of domestic companies of any market capitalization while maintaining a minimum of 25% of its assets in fixed income securities.

⬛

ON S&P MidCap 400® Index Portfolio – Total return approximating that of the Standard & Poor’s MidCap 400® Index (S&P MidCap 400® Index), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index by investing, under normal circumstances, more than 80% of its assets in the securities included in the S&P MidCap 400® Index.

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

⬛

ON Bristol Growth Portfolio – Long-term growth of capital by investing, under normal circumstances, at least 80% of its assets in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

⬛

ON Risk Managed Balanced Portfolio – Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

⬛

ON Conservative Model Portfolio* – Current income and preservation of capital. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 0-25%, International Equity 0-10%, and Fixed Income 65-90%.

⬛

ON Moderately Conservative Model Portfolio* – Current income and moderate growth of capital with a greater emphasis on current income. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 20-40%, International Equity 5-20%, and Fixed Income 30-70%.

⬛

ON Balanced Model Portfolio* – A balance between growth of capital and current income with a greater emphasis on growth of capital. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 25-50%, International Equity 10-25%, and Fixed Income 25-50%.

⬛

ON Moderate Growth Model Portfolio* – Growth of capital and moderate current income with a greater emphasis on growth of capital. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 40-60%, International Equity 15-35%, and Fixed Income 10-30%.

⬛

ON Growth Model Portfolio* – Growth of capital and some current income. The Portfolio is a fund of funds that pursues its investment objective by investing in underlying mutual funds. Under normal circumstances, the Portfolio intends to have investment exposure to various asset classes within the following target asset allocation ranges: U.S. Equity 50-80%, International Equity 15-45%, and Fixed Income 0-15%.

* Collectively, the “ON Model Portfolios”.

The names presented above reflect the current Portfolio names. Effective May 1, 2018, several Portfolios of the Fund underwent name changes. The changes, approved by the Fund’s Board of Directors (the “Board”), are detailed below:

Portfolio Name Prior to May 1, 2018	Current Portfolio Name
Equity Portfolio	ON Equity Portfolio
Bond Portfolio	ON Bond Portfolio
Omni Portfolio	ON Omni Portfolio
Capital Appreciation Portfolio	ON Capital Appreciation Portfolio
Aggressive Growth Portfolio	ON Janus Henderson Forty Portfolio
Small Cap Growth Portfolio	ON Janus Henderson Venture Portfolio
Mid Cap Opportunity Portfolio	ON Janus Henderson Enterprise Portfolio
S&P 500® Index Portfolio	ON S&P 500® Index Portfolio
Stategic Value Portfolio	ON Federated Stategic Value Dividend Portfolio
High Income Bond Fund Portfolio	ON Federated High Income Bond Portfolio
ClearBridge Small Cap Portfolio	ON ClearBridge Small Cap Portfolio
Nasdaq-100® Index Portfolio	ON Nasdaq-100® Index Portfolio
Bristol Portfolio	ON Bristol Portfolio
Bryton Growth Portfolio	ON Bryton Growth Portfolio
Balanced Portfolio	ON ICON Balanced Portfolio
S&P MidCap 400® Index Portfolio	ON S&P MidCap 400® Index Portfolio
Bristol Growth Portfolio	ON Bristol Growth Portfolio
Risk Managed Balanced Portfolio	ON Risk Managed Balanced Portfolio

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

At present, the Fund issues its shares to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities, as well as for purchases by other Portfolios of the Fund. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 1.55 billion of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
ON Equity	35,000,000
ON Bond	30,000,000
ON Omni	15,000,000
ON Capital Appreciation	25,000,000
ON International Equity	90,000,000
ON Foreign	32,000,000
ON Janus Henderson Forty	24,000,000
ON Janus Henderson Venture	30,000,000
ON Janus Henderson Enterprise	21,000,000
ON S&P 500® Index	90,000,000
ON Federated Strategic Value Dividend	75,000,000
ON Federated High Income Bond	45,000,000
ON ClearBridge Small Cap	15,000,000

Portfolio	Authorized Shares
ON Nasdaq-100® Index	50,000,000
ON Bristol	23,000,000
ON Bryton Growth	15,000,000
ON ICON Balanced	90,000,000
ON S&P MidCap 400® Index	30,000,000
ON Bristol Growth	30,000,000
ON Risk Managed Balanced	85,000,000
ON Conservative Model	30,000,000
ON Moderately Conservative Model	70,000,000
ON Balanced Model	200,000,000
ON Moderate Growth Model	300,000,000
ON Growth Model	100,000,000

The Board periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than the Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions).

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite-basis bid price will generally be used for valuation purposes.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Shares of closed-end mutual funds that are traded on U.S. exchanges are valued similarly to other domestic equity securities, typically at the last trade price reported by the primary exchange of each fund (4:00 pm Eastern Time for normal trading sessions).

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3: Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2018:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Equity	Common Stocks**	$350,876,724	$4,993,131	$—
	Money Market Funds	5,304,291	—	—

		$356,181,015	$4,993,131	$—

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Bond	Corporate Bonds**	$—	$279,970,728	$—
	Asset-Backed Securities**	—	7,514,307	—
	Sovereign Issues	—	2,836,500	—
	Money Market Funds	4,425,419	—	—

		$4,425,419	$290,321,535	$—

ON Omni	Common Stocks**	$52,642,933	$—	$—
	Corporate Bonds**	—	12,151,783	—
	U.S. Treasury Obligations	—	764,590	—
	Asset-Backed Securities**	—	335,503	—
	Money Market Funds	802,894	—	—

		$53,445,827	$13,251,876	$—

ON Capital Appreciation	Common Stocks**	$113,040,717	$1,428,689	$—
	Money Market Funds	667,791	—	—

		$113,708,508	$1,428,689	$—

ON International Equity	Common Stocks**	$83,858,090	$493,160,683	$—
	Preferred Securities**	—	4,591,688	—
	Money Market Funds	28,120,123	—	—

		$111,978,213	$497,752,371	$—

ON Foreign	Common Stocks**	$8,731,772	$59,846,857	$—
	Money Market Funds	331,396	—	—

		$9,063,168	$59,846,857	$—

ON Janus Henderson Forty	Common Stocks**	$166,979,542	$—	$—
	Money Market Funds	7,032,375	—	—

		$174,011,917	$—	$—

ON Janus Henderson Venture	Common Stocks**	$253,561,940	$3,270,977	$—
	Master Limited Partnerships**	5,529,094	—	—
	Rights**	—	—	345,242
	Money Market Funds	4,125,891	—	—

		$263,216,925	$3,270,977	$345,242

ON Janus Henderson Enterprise	Common Stocks**	$115,746,857	$1,863,983	$—
	Money Market Funds	2,181,297	—	—

		$117,928,154	$1,863,983	$—

ON S&P 500® Index	Common Stocks**	$1,221,751,988	$—	$—
	Money Market Funds	2,350,373	—	—

		$1,224,102,361	$—	$—

	Futures Contracts	$(90,723)	$—	$—

ON Federated Strategic Value Dividend	Common Stocks**	$308,742,364	$85,706,062	$—
	Money Market Funds	5,419,313	—	—

		$314,161,677	$85,706,062	$—

ON Federated High Income Bond	Corporate Bonds**	$—	$275,232,332	$—
	Money Market Funds	8,902,562	—	—

		$8,902,562	$275,232,332	$—

ON ClearBridge Small Cap	Common Stocks**	$244,627,242	$—	$—
	Money Market Funds	2,921,303	—	—

		$247,548,545	$—	$—

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Nasdaq-100® Index	Common Stocks**	$391,742,203	$—	$—
	Money Market Funds	1,225,555	—	—

		$392,967,758	$—	$—

	Futures Contracts	$(33,057)	$—	$—

ON Bristol	Common Stocks**	$196,331,200	$—	$—
	Money Market Funds	515,682	—	—

		$196,846,882	$—	$—

ON Bryton Growth	Common Stocks**	$53,040,014	$—	$—
	Money Market Funds	1,360,582	—	—

		$54,400,596	$—	$—

ON ICON Balanced	Common Stocks**	$502,430,033	$—	$—
	Corporate Bonds**	—	152,711,514	—
	Closed-End Mutual Funds	37,063,532	—	—
	Preferred Securities**	19,283,076	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	14,231,420	—
	U.S. Treasury Obligations	—	4,293,105	—
	Purchased Options	409,920	—	—
	Liquidating Trusts	—	3,379	—
	Money Market Funds	9,563,760	—	—

		$568,750,321	$171,239,418	$—

ON S&P MidCap 400® Index	Common Stocks**	$86,387,655	$—	$—
	Money Market Funds	211,579	—	—

		$86,599,234	$—	$—

	Futures Contracts	$(5,330)	$—	$—

ON Bristol Growth	Common Stocks**	$117,214,770	$—	$—
	Money Market Funds	1,439,074	—	—

		$118,653,844	$—	$—

ON Risk Managed Balanced	Common Stocks**	$175,508,915	$—	$—
	U.S. Treasury Obligations	—	37,304,296	—
	Corporate Bonds**	—	33,668,781	—
	U.S. Government Agency Mortgage-Backed Securities	—	28,961,018	—
	Purchased Options	6,175,685	17,177,251	—
	Asset-Backed / Mortgage-Backed Securities**	—	13,178,875	—
	Master Limited Partnerships**	1,660,294	—	—
	Preferred Securities**	—	566,624	—
	Money Market Funds	46,668,024	—	—

		$230,012,918	$130,856,845	$—

	TBA Sales Commitments	$—	$(3,774,081)	$—

	Futures Contracts	$1,196,555	$—	$—

ON Conservative Model	Open-End Mutual Funds	$88,847,865	$—	$—

ON Moderately Conservative Model	Open-End Mutual Funds	$282,033,205	$—	$—

ON Balanced Model	Open-End Mutual Funds	$1,364,368,675	$—	$—

ON Moderate Growth Model	Open-End Mutual Funds	$2,364,684,877	$—	$—

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
ON Growth Model	Open-End Mutual Funds	$511,016,055	$—	$—

** For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

For the six-month period ended June 30, 2018, there were transfers of common stock from Level 1 pricing at December 31, 2017 to Level 2 pricing at June 30, 2018. The fair valuation service provider reported securities that did not meet the minimum predictability threshold to be fair valued at December 31, 2017, whereas in the current period, the securities met the threshold to be fair valued. Additionally, there were purchased call and put options that were valued at last sale price as reported to a Board-approved independent pricing service by the OPRA at 4:15 pm Eastern Time at December 31, 2017, whereas in the current period, the securities were valued at the evaluated composite-basis bid price, as last sale price was not available. The changes in level for each security are detailed in the table below:

Portfolio	Security Name	Value at December 31, 2017	Value at June 30, 2018
ON International Equity	NetLink NBN Trust	$1,139,513	$3,937,017
ON Foreign	SKY Network Television Ltd.	631,683	558,030
ON Foreign	Sinopec Engineering Group Co. Ltd.	758,200	834,834
ON Janus Henderson Venture	Ontex Group N.V.	2,926,741	1,828,077
	S&P 500 Index Call Option, Expiration: 12/20/2019,
ON Risk Managed Balanced	Exercise Price: $2,500	1,641,150	1,644,300
	S&P 500 Index Put Option, Expiration: 12/20/2019,
ON Risk Managed Balanced	Exercise Price: $2,400	1,029,800	258,250
	S&P 500 Index Put Option, Expiration: 12/20/2019,
ON Risk Managed Balanced	Exercise Price: $2,450	218,100	171,150
	SPDR S&P 500 ETF Trust Call Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $255	306,755	317,585
	SPDR S&P 500 ETF Trust Call Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $260	494,870	510,340
	SPDR S&P 500 ETF Trust Call Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $265	474,519	489,159
	SPDR S&P 500 ETF Trust Call Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $275	201,100	205,700
	SPDR S&P 500 ETF Trust Put Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $245	282,150	220,590
	SPDR S&P 500 ETF Trust Put Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $260	329,800	264,180
	SPDR S&P 500 ETF Trust Put Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $285	118,170	97,227

For the six-month period ended June 30, 2018, there were transfers of common stock from Level 2 pricing at December 31, 2017 to Level 1 pricing at June 30, 2018. One security, Cielo SA, is traded on an exchange in which the close time is typically consistent with the close time of U.S. equity markets. However, at December 31, 2017, the local exchange was closed, causing the security to be fair valued. The security was not subject to fair value at June 30, 2018, as the close time was once again consistent with the close time of U.S. equity markets. Additionally, the fair valuation service provider reported other securities that met the minimum predictability threshold to be fair valued at December 31, 2017, whereas in the current period, those securities did not meet the threshold to be fair valued. Finally, there were purchased call and put options that were valued at the evaluated composite-bassis bid price at December 31, 2017, as there was no last sale price available; whereas in the current period, the securities were valued at last sale price as reported to a Board-approved independent pricing service by the OPRA at 4:15 pm Eastern Time. These securities are

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

detailed in the table below:

Portfolio	Security Name	Value at December 31, 2017	Value at June 30, 2018
ON International Equity	Cielo SA	$1,365,394	$6,090,545
ON Foreign	Sinopharm Group Co. Ltd.	668,569	624,115
ON Foreign	Flow Traders	361,188	586,390
	S&P 500 Index Call Option, Expiration: 12/20/2019,
ON Risk Managed Balanced	Exercise Price: $2,800	85,850	92,000
	S&P 500 Index Put Option, Expiration: 12/20/2019,
ON Risk Managed Balanced	Exercise Price: $2,800	134,550	1,508,360
	SPDR S&P 500 ETF Trust Put Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $235	143,290	105,915
	SPDR S&P 500 ETF Trust Put Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $265	389,790	310,002
	SPDR S&P 500 ETF Trust Put Option,
ON Risk Managed Balanced	Expiration: 12/20/2019, Exercise Price: $270	197,370	156,995

Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2018.

ON Janus Henderson Venture
Beginning Balance – January 1, 2018	$253,247
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	$91,995
Issuances	—
Settlements	—
Transfers out of Level 3 (due to availability of active market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—
Ending Balance – June 30, 2018.	$345,242
The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$91,995

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2018:

Instrument	Valuation Technique Used	Unobservable Inputs	Input Values
Dyax Corp. - Contingent Value Right (CVR)	Probability weighted discounted cash flow model	Discount Rate	2%
		Evaluated probability of FDA approving product	85%

The use of an income approach (discounted cash flow model) is a change in valuation technique from the market approach (purchase price allocation) that was previously used. The purchase price allocation relied on acquisition date fair values from January 22, 2016, when Shire plc acquired all of the outstanding common stock of Dyax Corp. As significant time has passed since the transaction closed, an income based approach is considered to more accurately represent the current fair market value.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The ON International Equity and ON Foreign Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The ON Bond and ON Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

The Fund satisfies its distribution requirements, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the Fund’s shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded. Also, no tax-related interest or penalties have been incurred or recognized. The Board’s intent is that the Fund will not distribute any realized gain distributions (consent or otherwise) until any applicable capital loss carryforwards have been offset or expired.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland. The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability or provision.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

TBA Commitments

To-Be-Announced (“TBA”) commitments are agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date beyond the customary settlement period for such securities. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and term and be within industry-accepted “good delivery” standards. When entering into TBA commitments, a Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. The ON Risk Managed Balanced Portfolio was the only Portfolio to engage in TBA transactions and did not take delivery of individual mortgage-backed securities during the six-month period ended June 30, 2018.

Mortgage Dollar Rolls

A Portfolio may enter into a mortgage dollar roll (“MDR”) transaction, in which the Portfolio agrees to both sell and purchase a similar, but not identical, TBA mortgage-backed security with the same issuer, rate, and term on a later date at a set price. MDRs are treated as purchases and sales, which may have the effect of increasing portfolio turnover rates, and result in realized gains and losses based on the agreed-upon fixed prices. The ON Risk Managed Balanced Portfolio was the only Portfolio to engage in MDR transactions during the six-month period ended June 30, 2018.

New Accounting Pronouncements and Regulations

In March 2017, the FASB issued ASU 2017-18, which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund’s management is currently evaluating the impact of the amendment on the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules, which introduce two new regulatory reporting forms for investment companies – Form N-Port and Form N-CEN – also contain amendments to Regulation S-X that require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The Fund has adopted the enhanced disclosures regarding derivatives and investments in affiliates, which had no effect on the Fund’s net assets or results of operations. The Fund’s management is currently evaluating the impact that the final release of these Rules may have on the Fund’s future disclosures and filings.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

ON Equity	ON Janus Henderson Forty	ON Bristol
0.79% of first $200 million	0.80% of first $100 million	0.80% of first $100 million
0.74% of next $800 million	0.75% of next $400 million	0.70% of next $400 million
0.70% over $1 billion	0.70% over $500 million	0.65% over $500 million
ON Bond	ON Janus Henderson Venture	ON Bryton Growth
0.60% of first $100 million	0.80% of first $150 million	0.85% of first $100 million
0.50% of next $150 million	0.75% of next $150 million	0.75% of next $400 million
0.45% of next $250 million	0.70% of next $300 million	0.70% over $500 million
0.40% of next $500 million	0.65% over $600 million	ON ICON Balanced
0.30% of next $1 billion	ON Janus Henderson Enterprise[1]	0.65% of first $200 million
0.25% over $2 billion	0.85% of first $100 million	0.60% of next $300 million
ON Omni	0.80% of next $100 million	0.55% over $500 million
0.60% of first $100 million	0.75% of next $300 million	ON S&P MidCap 400® Index
0.50% of next $150 million	0.70% over $500 million	0.40% of first $100 million
0.45% of next $250 million	ON S&P 500® Index	0.35% of next $150 million
0.40% of next $500 million	0.40% of first $100 million	0.33% over $250 million
0.30% of next $1 billion	0.35% of next $150 million	ON Bristol Growth
0.25% over $2 billion	0.33% over $250 million	0.80% of first $100 million
ON Capital Appreciation	ON Federated Strategic Value Dividend	0.70% of next $400 million
0.80% of first $100 million	0.75% of first $100 million	0.65% over $500 million
0.75% of next $300 million	0.70% of next $400 million	ON Risk Managed Balanced
0.65% of next $600 million	0.65% over $500 million	0.90% of first $500 million
0.60% over $1 billion	ON Federated High Income Bond	0.75% over $500 million
ON International Equity	0.75% of first $75 million	ON Conservative Model
0.85% of first $100 million	0.70% of next $75 million	0.40% of all net assets
0.80% of next $100 million	0.65% of next $75 million	ON Moderately Conservative Model
0.70% of next $800 million	0.60% over $225 million	0.40% of all net assets
0.67% over $1 billion	ON ClearBridge Small Cap	ON Balanced Model
ON Foreign	0.85% of first $200 million	0.40% of all net assets
0.85% of first $100 million	0.80% of next $300 million	ON Moderate Growth Model
0.80% of next $100 million	0.75% over $500 million	0.40% of all net assets
0.70% of next $800 million	ON Nasdaq-100® Index	ON Growth Model
0.67% over $1 billion	0.40% of first $100 million	0.40% of all net assets
0.35% of next $150 million
0.33% over $250 million

[1]

At a meeting held on November 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

Effective May 1, 2018, Janus Capital Management LLC replaced the Portfolio’s previous sub-adviser, Goldman Sachs Asset Management L.P. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Mid Cap Opportunity Portfolio to ON Janus Henderson Enterprise Portfolio. The advisory fee schedule for the Portfolio did not change.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for all Portfolios of the Fund, subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge Investments, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Lazard Asset Management, LLC (“Lazard”), Templeton Global Advisors Limited (“Templeton”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Geode Capital

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Management, LLC (“Geode”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of certain Portfolios’ assets, subject to the supervision of ONI.

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

ON Equity (ClearBridge)	ON Janus Henderson Venture (Janus)	ON Bryton Growth (Suffolk)
0.40% of first $200 million	0.55% of first $150 million	0.50% of first $100 million
0.38% over $200 million	0.45% over $150 million	0.45% of next $400 million
ON Omni (Suffolk)	ON Janus Henderson Enterprise (Janus)[2]	0.40% over $500 million
0.30% of first $100 million	0.60% of first $100 million	ON ICON Balanced (ICON)
0.25% of next $150 million	0.55% of next $100 million	0.40% of first $200 million
0.225% of next $250 million	0.50% over $200 million	0.35% of next $300 million
0.20% of next $500 million	ON S&P 500® Index (Geode)[3]	0.30% over $500 million
0.15% of next $1 billion	0.025% of first $100 million	ON S&P MidCap 400® Index (Geode)[3]
0.125% over 2 billion	0.020% of next $150 million	0.039% of first $100 million
ON Capital Appreciation (Jennison)	0.015% over $250 million	0.038% of next $150 million
0.75% of first $10 million	ON Federated Strategic Dividend Value (Federated Equity)	0.037% of next $250 million
0.50% of next $30 million	0.50% of first $35 million	0.036% of next $500 million
0.35% of next $25 million	0.35% of next $65 million	0.035% over $1 billion
0.25% of next $335 million	0.25% over $100 million	ON Bristol Growth (Suffolk)
0.22% of next $600 million	ON Federated High Income Bond (Federated Investment)	0.45% of first $100 million
0.20% over $1 billion	0.50% of first $30 million	0.40% of next $400 million
ON International Equity (Lazard)	0.40% of next $20 million	0.35% over $500 million
0.40% on first $500 Million	0.30% of next $25 million	ON Risk Managed Balanced (Janus)
0.35% on next $500 Million	0.25% over $75 million	0.35% of first $500 million
0.32% over $1 Billion	ON ClearBridge Small Cap (ClearBridge)	0.25% over $500 million
ON Foreign (Templeton)	0.55% of first $200 million	ON Risk Managed Balanced (AnchorPath)
0.43% on first $500 Million	0.50% over $200 million	0.20% of first $500 million
0.38% on next $500 Million	ON Nasdaq-100® Index (Geode)[3]	0.15% over $500 million
0.35% over $1 Billion	0.05% of first $100 million
ON Janus Henderson Forty (Janus)	0.04% of next $150 million
0.55% of first $100 million	0.03% over $250 million
0.50% of next $400 million	ON Bristol (Suffolk)
0.45% over $500 million	0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

[2]

At a meeting held on November 15, 2017, the Board, including a majority of the Directors who are not “interested persons” of the Fund, approved the replacement of the investment strategy and sub-adviser to the Portfolio.

Effective May 1, 2018, Janus Capital Management LLC replaced the Portfolio’s previous sub-adviser, Goldman Sachs Asset Management, L.P. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Mid Cap Opportunity Portfolio to ON Janus Henderson Enterprise Portfolio. The sub-advisory fee schedule for the Portfolio did not change.

[3]

The sub-advisory fees for the three Portfolios sub-advised by Geode could be impacted by an agreed-upon minimum aggregate per annum fee of $150,000. For the six-month period ended June 30, 2018, the minimum aggregate fee had no impact on the sub-advisory fees that were calculated based on the breakpoint schedule indicated above.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2018.

ONI has contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expenses of the five ON Model Portfolios, excluding: portfolio transaction and other investment related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 40 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business, exceed the following percentages of the average daily net assets (the “Expense Limitation Agreement.”):

Portfolio
ON Conservative Model	0.87%
ON Moderately Conservative Model	0.92%
ON Balanced Model	0.99%
ON Moderate Growth Model	1.04%
ON Growth Model	1.08%

For the period from March 1, 2017 to May 1, 2018, ONI contractually agreed to reimburse the Fund to the extent that the annual ordinary operating expense of the five ON Model Portfolios exceeded the following percentages of the average daily net assets:

Portfolio
ON Conservative Model	0.82%
ON Moderately Conservative Model	0.87%
ON Balanced Model	0.94%
ON Moderate Growth Model	0.99%
ON Growth Model	1.03%

For purposes of calculating the expenses subject to the Expense Limitation Agreement, the annual operating expenses are those as presented pursuant to the Fund’s prospectus requirements. The prospectus presentation of Fund expenses includes Acquired Fund Fees and Expenses (“AFFE”), which is a calculation of the indirect costs associated with the Portfolios’ underlying investments in other investment companies. The current Expense Limitation Agreement will continue at least through April 30, 2019. The Expense Limitation Agreement may only be terminated with the consent of the Board. Under the Expense Limitation Agreement, ONI is entitled to a reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of the applicable annual expense limitation in effect at the time of the expense payment or the reimbursement. There were no recorded liabilities related to this agreement at June 30, 2018.

For the six-month period ended June 30, 2018, ONI reimbursed the expenses of the ON Model Portfolios as follows:

Portfolio
ON Conservative Model	$110,199
ON Moderately Conservative Model	249,277
ON Balanced Model	856,493
ON Moderate Growth Model	1,203,890
ON Growth Model	513,454

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2018, the Fund incurred compliance expenses totaling $193,500, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

156	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Each director of the Board is compensated based on an annual retainer fee of $150,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2018, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $394,151.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the United States, State Street Bank utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2018, and the year ended December 31, 2017, respectively, were as follows:

	ON Equity		ON Bond		ON Omni
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017
Capital shares issued on sales	322,238	10,642,597	1,703,753	11,214,295	170,795	266,862
Capital shares redeemed	(5,315,307)	(12,872,622)	(2,446,523)	(2,741,090)	(224,852)	(318,671)

Net increase/(decrease)	(4,993,069)	(2,230,025)	(742,770)	8,473,205	(54,057)	(51,809)

	ON Capital Appreciation		ON International Equity		ON Foreign
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017
Capital shares issued on sales	102,398	2,025,134	32,645,311	1,144,777	128,059	628,575
Capital shares redeemed	(365,435)	(4,338,944)	(1,539,278)	(2,568,809)	(364,202)	(634,666)

Net increase/(decrease)	(263,037)	(2,313,810)	31,106,033	(1,424,032)	(236,143)	(6,091)

	ON Janus Henderson Forty		ON Janus Henderson Venture		ON Janus Henderson Enterprise
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017
Capital shares issued on sales	5,240,065	709,785	441,266	6,189,442	1,241,780	174,034
Capital shares redeemed	(572,266)	(860,290)	(1,512,389)	(6,546,021)	(298,505)	(469,655)

Net increase/(decrease)	4,667,799	(150,505)	(1,071,123)	(356,579)	943,275	(295,621)

	ON S&P 500® Index		ON Federated Strategic Value Dividend		ON Federated High Income Bond
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017
Capital shares issued on sales	6,989,343	23,454,764	1,310,089	30,871,564	876,301	12,486,892
Capital shares redeemed	(5,198,682)	(19,338,265)	(11,502,772)	(27,981,608)	(2,475,332)	(13,338,819)

Net increase/(decrease)	1,790,661	4,116,499	(10,192,683)	2,889,956	(1,599,031)	(851,927)

	ON ClearBridge Small Cap		ON Nasdaq-100® Index		ON Bristol
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017
Capital shares issued on sales	135,598	3,994,874	9,155,891	6,783,625	449,932	6,848,458
Capital shares redeemed	(811,928)	(4,590,517)	(3,184,127)	(3,749,601)	(1,336,316)	(8,102,589)

Net increase/(decrease)	(676,330)	(595,643)	5,971,764	3,034,024	(886,384)	(1,254,131)

157	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

	ON Bryton Growth		ON ICON Balanced		ON S&P MidCap 400® Index
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017
Capital shares issued on sales	55,476	3,478,196	994,318	24,217,744	370,921	3,514,467
Capital shares redeemed	(437,468)	(5,814,782)	(10,857,439)	(28,797,829)	(645,633)	(1,597,043)

Net increase/(decrease)	(381,992)	(2,336,586)	(9,863,121)	(4,580,085)	(274,712)	1,917,424

	ON Bristol Growth		ON Risk Managed Balanced		ON Conservative Model
	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Year Ended December 31, 2017	Six-Month Period Ended June 30, 2018	Period from March 1, 2017 (inception) to December 31, 2017
Capital shares issued on sales	432,902	5,831,380	2,210,969	7,019,790	1,110,468	11,598,693
Capital shares redeemed	(1,026,386)	(6,841,925)	(1,947,341)	(5,162,331)	(2,018,815)	(2,132,216)

Net increase/(decrease)	(593,484)	(1,010,545)	263,628	1,857,459	(908,347)	9,466,477

	ON Moderately Conservative Model		ON Balanced Model		ON Moderate Growth Model
	Six-Month Period Ended June 30, 2018	Period from March 1, 2017 (inception) to December 31, 2017	Six-Month Period Ended June 30, 2018	Period from March 1, 2017 (inception) to December 31, 2017	Six-Month Period Ended June 30, 2018	Period from March 1, 2017 (inception) to December 31, 2017
Capital shares issued on sales	630,767	35,444,144	1,724,058	161,454,788	2,536,483	263,279,015
Capital shares redeemed	(4,328,352)	(4,941,775)	(18,417,506)	(16,972,493)	(26,007,582)	(23,746,889)

Net increase/(decrease)	(3,697,585)	30,502,369	(16,693,448)	144,482,295	(23,471,099)	239,532,126

	ON Growth Model
	Six-Month Period Ended June 30, 2018	Period from March 1, 2017 (inception) to December 31, 2017
Capital shares issued on sales	2,133,726	53,788,591
Capital shares redeemed	(4,802,204)	(5,012,375)

Net increase/(decrease)	(2,668,478)	48,776,216

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2018 were as follows:

	ON Equity	ON Bond	ON Omni	ON Capital Appreciation	ON International Equity
Cost of purchases	$75,428,171	$81,863,721	$74,111,749	$36,748,978	$513,866,548
Proceeds from sales	$272,970,250	$71,818,475	$75,503,699	$49,214,280	$61,334,506

	ON Foreign	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise	ON S&P 500® Index
Cost of purchases	$7,523,538	$151,845,078	$44,941,419	$123,252,073	$149,811,954
Proceeds from sales	$12,411,658	$48,917,282	$86,672,364	$85,081,046	$79,249,928

	ON Federated Strategic Value Dividend	ON Federated High Income Bond	ON ClearBridge Small Cap	ON Nasdaq-100® Index	ON Bristol
Cost of purchases	$38,960,669	$23,871,972	$51,038,246	$128,446,345	$280,961,800
Proceeds from sales	$187,488,977	$43,234,773	$93,730,919	$16,957,242	$306,034,233

158	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

	ON Bryton Growth	ON ICON Balanced	ON S&P MidCap 400® Index	ON Bristol Growth	ON Risk Managed Balanced
Cost of purchases	$57,877,359	$178,353,148	$10,718,916	$156,436,176	$64,994,344
Proceeds from sales	$68,227,386	$263,801,271	$14,524,777	$169,212,085	$73,923,004

	ON Conservative Model	ON Moderately Conservative Model	ON Balanced Model	ON Moderate Growth Model	ON Growth Model
Cost of purchases	$24,351,541	$86,599,879	$342,855,244	$774,339,068	$242,505,177
Proceeds from sales	$33,017,128	$123,625,151	$516,631,977	$1,027,397,838	$271,939,608
Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2018 were as follows:

	ON Bond	ON Omni	ON ICON Balanced	ON Risk Managed Balanced
Cost of purchases	$ 2,773,828	$468,207	$ 31,010,658	$167,405,331
Proceeds from sales	$11,992,871	$197,957	$138,870,000	$152,342,977

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the

159	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The ON ICON Balanced Portfolio held and purchased put options during the six-month period ended June 30, 2018. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio. Transactions involving purchased options by the ON ICON Balanced Portfolio for the six-month period ended June 30, 2018 were: Cost of purchases: $1.5 million, Proceeds from sales: $0.2 million.

The ON Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index or related exchange traded fund during the six-month period ended June 30, 2018. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the ON Risk Managed Balanced Portfolio for the six-month period ended June 30, 2018 were: Cost of purchases: $11.6 million, Proceeds from sales: $11.1 million.

Written and purchased options are non-income producing securities.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indices such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Variation margin is recognized as a receivable and/or payable for variation margin on futures contracts on the Statement of Assets and Liabilities. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will

160	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

Portions of the ON S&P 500® Index, ON Nasdaq-100® Index, and ON S&P MidCap 400® Index Portfolios’ cash holdings, as noted on those Portfolios’ Schedules of Investments, were pledged at June 30, 2018 as collateral for the Portfolios’ futures contracts. The futures contracts were used by the Portfolios for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolios and their respective benchmark indices. There were other futures contracts that were executed and closed in the Portfolios during the six-month period ended June 30, 2018. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2018. For the six-month period ended June 30, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the ON S&P 500® Index Portfolio were $129.2 million and $131.6 million, respectively. For the six-month period ended June 30, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the ON Nasdaq-100® Index Portfolio were $39.1 million and $39.1 million, respectively. For the six-month period ended June 30, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the ON S&P MidCap 400® Index Portfolio were $2.5 million and $3.1 million, respectively.

Portions of the ON Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2018 as collateral for the Portfolio’s futures contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the ON Risk Managed Balanced Portfolio during the six-month period ended June 30, 2018. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2018. For the six-month period ended June 30, 2018, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $699.1 million and $661.8 million, respectively.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for, the six-month period ended June 30, 2018, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
ON S&P 500® Index	Futures contracts	Equity price	$4,626,720	$4,717,443	(1)

ON Nasdaq-100® Index	Futures contracts	Equity price	1,696,020	1,729,077	(1)

ON ICON Balanced	Purchased options	Equity price	409,920	—	(2)

ON S&P MidCap 400® Index	Futures contracts	Equity price	195,610	200,940	(1)

ON Risk Managed Balanced	Futures contracts	Equity price	244,806,368	243,609,813	(1)

	Purchased options	Equity price	23,352,936	—	(2)

(1)

Net unrealized appreciation (depreciation) on futures contracts. The amounts represent the cumulative appreciation (depreciation) of these futures contracts as reported in the Statements of Assets and Liabilities. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as receivable (payable) for variation margin on futures contracts.

(2)	Investments in securities of unaffiliated issuers, at value.

161	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
ON S&P 500® Index	Futures contracts	Equity price	$129,167	$(74,295)	(1),(2)

ON Nasdaq-100® Index	Futures contracts	Equity price	212,959	(39,016)	(1),(2)

ON ICON Balanced	Purchased options	Equity price	(1,524,875)	608,273	(3),(4)

ON S&P MidCap 400® Index	Futures contracts	Equity price	43,445	(13,083)	(1),(2)

ON Risk Managed Balanced	Futures contracts	Equity price	(4,764,704)	2,041,612	(1),(2)

	Purchased options	Equity price	1,508,672	(2,515,068)	(3),(4)

(1)  Net realized gain (loss) on futures contracts.

(2)  Change in unrealized appreciation/depreciation on futures contracts.

(3)  Net realized gain (loss) on investments in securities of unaffiliated issuers.

(4)  Change in unrealized appreciation/depreciation on investments in securities of unaffiliated issuers.

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. At June 30, 2018, there were no outstanding derivative transactions that were subject to netting arrangements.

(7)	Federal Income Tax Information

The following information is presented on a federal income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Reclassifications related to permanent differences relate principally to consent dividends, foreign currency gains and losses, net investment losses, and distributions from real estate investment trusts and closed end mutual funds.

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of investments at June 30, 2018 for federal income tax purposes.

	ON Equity	ON Bond	ON Omni	ON Capital Appreciation	ON International Equity	ON Foreign
Gross unrealized:
Appreciation	$50,408,669	$1,052,273	$3,845,278	$15,817,687	$31,584,700	$5,093,344
Depreciation	(18,105,438)	(10,197,421)	(1,917,766)	(5,254,664)	(41,582,995)	(6,129,438)

Net unrealized appreciation (depreciation)	$32,303,231	$(9,145,148)	$1,927,512	$10,563,023	$(9,998,295)	$(1,036,094)

Aggregate cost of investments:	$328,870,915	$303,892,102	$64,770,191	$104,574,174	$619,728,879	$69,946,119

162	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

	ON Janus Henderson Forty	ON Janus Henderson Venture	ON Janus Henderson Enterprise	ON S&P 500® Index		ON Federated Strategic Value Dividend	ON Federated High Income Bond
Gross unrealized:
Appreciation	$18,422,210	$76,535,597	$4,073,895	$301,385,037		$21,027,377	$2,941,479
Depreciation	(2,170,136)	(6,627,699)	(1,914,774)	(27,126,799)		(26,881,111)	(9,389,300)

Net unrealized appreciation (depreciation)	$16,252,074	$69,907,898	$2,159,121	$274,258,238		$(5,853,734)	$(6,447,821)

Aggregate cost of investments:	$157,759,843	$196,925,246	$117,633,016	$949,753,400		$405,721,473	$290,582,715

	ON ClearBridge Small Cap	ON Nasdaq-100® Index	ON Bristol	ON Bryton Growth		ON ICON Balanced	ON S&P MidCap 400® Index
Gross unrealized:
Appreciation	$44,849,564	$119,403,382	$13,613,276	$6,993,354		$80,579,282	$8,743,378
Depreciation	(10,599,456)	(4,186,467)	(6,026,158)	(2,389,662)		(19,894,354)	(4,074,136)

Net unrealized appreciation (depreciation)	$34,250,108	$115,216,915	$7,587,118	$4,603,692		$60,684,928	$4,669,242

Aggregate cost of investments:	$213,298,437	$277,717,786	$189,259,764	$49,796,904		$679,304,811	$81,924,662

	ON Bristol Growth	ON Risk Managed Balanced	ON Conservative Model	ON Moderately Conservative Model		ON Balanced Model	ON Moderate Growth Model
Gross unrealized:
Appreciation	$10,197,653	$47,806,145	$834,980	$4,578,941		$46,213,687	$115,367,903
Depreciation	(2,496,803)	(12,935,434)	(2,852,942)	(12,404,189)		(66,370,687)	(146,581,435)

Net unrealized appreciation (depreciation)	$7,700,850	$34,870,711	$(2,017,962)	$(7,825,248	) $	(20,157,000)	$(31,213,532)

Aggregate cost of investments:	$110,952,994	$327,195,607	$90,865,827	$289,858,453		$1,384,525,675	$2,395,898,408

	ON Growth Model
Gross unrealized:
Appreciation	$26,670,563
Depreciation	(33,104,332)

Net unrealized appreciation (depreciation)	$(6,433,769)

Aggregate cost of investments:	$517,449,824

163	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2018 (Unaudited)

(8)	Legal Matters

In December 2007, the ON S&P 500® Index and ON Federated Strategic Value Dividend Portfolios, shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index and ON Federated Strategic Value Dividend Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. federal courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. On September 23, 2013, the Court granted the motion to dismiss the individual creditors’ state-law fraudulent conveyance claim. On January 6, 2017, the Court granted the motion to dismiss the Trustee’s actual fraudulent conveyance claim. The plaintiff will almost certainly appeal to the Second Circuit Court of Appeals. Because of a procedural issue, however, the plaintiff cannot automatically appeal the decision, but must first obtain permission from the District Court. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the motion to dismiss until certain other pending motions to dismiss are resolved. The timetable for resolution of the pending motions to dismiss remains unclear; the parties involved are currently engaged in discovery. On July 18, 2017, the plaintiff sought permission to amend his complaint to include a constructive fraudulent transfer claim, based on the potential outcome of a case—Merit Management Group, LP v. FTI Consulting, Inc.—which at the time was pending in the Supreme Court. The District Court denied the request without prejudice, but noted that plaintiff may have a strong argument that he should be allowed to amend his complaint depending on the outcome of Merit Management. On February 27, 2018, the Supreme Court issued its decision in Merit Management, which provides new grounds for the Trustee to assert previously barred constructive fraudulent transfer claims against the shareholder defendants. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim. On March 13, 2018, counsel for a number of shareholder defendants opposed the renewed request. On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it will be preferable to hold off until there is a further ruling from the Second Circuit in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to try to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter which voiced general support for a broad based mediation effort. The District Court has not yet responded to the parties’ submission.
The outcome of these proceedings cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

164

Ohio National Fund, Inc.

Additional Information	June 30, 2018 (Unaudited)

(1)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2018 and held through June 30, 2018.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2018	Ending Investment Value 6/30/2018	Expenses Paid During Period* 1/1/2018 – 6/30/2018	Expense Ratio During Period 1/1/2018 – 6/30/2018 (Annualized)
ON Equity	$1,000.00	$981.20	$3.93	0.80%
ON Bond	$1,000.00	$967.50	$2.83	0.58%
ON Omni	$1,000.00	$998.20	$3.81	0.77%
ON Capital Appreciation	$1,000.00	$1,013.50	$4.39	0.88%
ON International Equity	$1,000.00	$974.10	$4.31	0.88%
ON Foreign	$1,000.00	$961.50	$5.40	1.11%
ON Janus Henderson Forty	$1,000.00	$1,136.00	$4.82	0.91%
ON Janus Henderson Venture	$1,000.00	$1,116.10	$4.46	0.85%
ON Janus Henderson Enterprise	$1,000.00	$1,053.10	$4.99	0.98%
ON S&P 500® Index	$1,000.00	$1,024.40	$1.91	0.38%
ON Federated Strategic Value Dividend	$1,000.00	$953.60	$3.68	0.76%
ON Federated High Income Bond	$1,000.00	$994.30	$3.71	0.75%
ON ClearBridge Small Cap	$1,000.00	$1,055.00	$4.59	0.90%
ON Nasdaq-100® Index	$1,000.00	$1,104.40	$2.19	0.42%
ON Bristol	$1,000.00	$1,005.30	$4.08	0.82%
ON Bryton Growth	$1,000.00	$1,152.50	$5.50	1.03%
ON ICON Balanced	$1,000.00	$1,005.90	$3.13	0.63%
ON S&P MidCap 400® Index	$1,000.00	$1,032.10	$3.02	0.60%
ON Bristol Growth	$1,000.00	$1,038.40	$4.40	0.87%
ON Risk Managed Balanced	$1,000.00	$1,012.30	$4.94	0.99%
ON Conservative Model	$1,000.00	$985.80	$1.38	0.28%
ON Moderately Conservative Model	$1,000.00	$984.10	$1.38	0.28%
ON Balanced Model	$1,000.00	$987.00	$1.48	0.30%
ON Moderate Growth Model	$1,000.00	$990.00	$1.58	0.32%
ON Growth Model	$1,000.00	$993.70	$1.19	0.24%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

165	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2018 (Unaudited)

Portfolio	Beginning Investment Value 1/1/2018	Ending Investment Value 6/30/2018	Expenses Paid During Period* 1/1/2018 – 6/30/2018	Expense Ratio During Period 1/1/2018 – 6/30/2018 (Annualized)
ON Equity	$1,000.00	$1,020.83	$4.01	0.80%
ON Bond	$1,000.00	$1,021.92	$2.91	0.58%
ON Omni	$1,000.00	$1,020.98	$3.86	0.77%
ON Capital Appreciation	$1,000.00	$1,020.43	$4.41	0.88%
ON International Equity	$1,000.00	$1,020.43	$4.41	0.88%
ON Foreign	$1,000.00	$1,019.29	$5.56	1.11%
ON Janus Henderson Forty	$1,000.00	$1,020.28	$4.56	0.91%
ON Janus Henderson Venture	$1,000.00	$1,020.58	$4.26	0.85%
ON Janus Henderson Enterprise	$1,000.00	$1,019.93	$4.91	0.98%
ON S&P 500® Index	$1,000.00	$1,022.91	$1.91	0.38%
ON Federated Strategic Value Dividend	$1,000.00	$1,021.03	$3.81	0.76%
ON Federated High Income Bond	$1,000.00	$1,021.08	$3.76	0.75%
ON ClearBridge Small Cap	$1,000.00	$1,020.33	$4.51	0.90%
ON Nasdaq-100® Index	$1,000.00	$1,022.71	$2.11	0.42%
ON Bristol	$1,000.00	$1,020.73	$4.11	0.82%
ON Bryton Growth	$1,000.00	$1,019.69	$5.16	1.03%
ON ICON Balanced	$1,000.00	$1,021.67	$3.16	0.63%
ON S&P MidCap 400® Index	$1,000.00	$1,021.82	$3.01	0.60%
ON Bristol Growth	$1,000.00	$1,020.48	$4.36	0.87%
ON Risk Managed Balanced	$1,000.00	$1,019.89	$4.96	0.99%
ON Conservative Model	$1,000.00	$1,023.41	$1.40	0.28%
ON Moderately Conservative Model	$1,000.00	$1,023.41	$1.40	0.28%
ON Balanced Model	$1,000.00	$1,023.31	$1.51	0.30%
ON Moderate Growth Model	$1,000.00	$1,023.21	$1.61	0.32%
ON Growth Model	$1,000.00	$1,023.60	$1.20	0.24%

*   Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(2)	Other Disclosures

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the SEC’s website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the SEC, as required, on Form N-Q. Form N-Q is required to be filed with the SEC for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the SEC website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of the Fund. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

166

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2018 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	75	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	25	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	63	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	25	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	25	Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013).

Lawrence L. Grypp One Financial Way Cincinnati, Ohio	69	Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	25	President: Goering Center for Family and Private Business (2008-present).

Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	78	Chairman and Director	Indefinite; Since July 1997	25	Insurance industry consultant (April 2010-present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA.

Officers

Michael J. DeWeirdt One Financial Way Cincinnati, Ohio	59	President	Indefinite; Since March 2017		Senior Vice President and Head of Annuities SBU: ONLIC (January 2016-present); Senior Vice President, Chief Risk Officer: ONLIC (September 2015-December 2015); Senior Vice President, Capital and Financial Risk Management: ONLIC (December 2012-September 2015); Founder: Chatfield Financial Group (January 2012-December 2012).
Paul J. Gerard One Financial Way Cincinnati, Ohio	58	Vice President	Indefinite; Since March 2016

Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016-present); Senior Vice President, Investments: ONLIC (July 2012-December 2015); Vice President, Investments: ONLIC (February 2009-June 2012).

167	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (continued)	June 30, 2018 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

R. Todd Brockman One Financial Way Cincinnati, Ohio	49	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-February 2014); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	44	Secretary	Indefinite; Since March 2005		Vice President and Counsel: ONLIC (November 2017-present); Second Vice President and Counsel: ONLIC (January 2016-November 2017); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Keith Dwyer One Financial Way Cincinnati, Ohio	45	Chief Compliance Officer	Indefinite; Since August 2016		Second Vice President, Fund Compliance: ONLIC (August 2016-present); Director, Fund Compliance: ONLIC (January 2015-August 2016); Administrator, Fund Compliance: ONLIC (January 2014-January 2015); Compliance Analyst: ONLIC (September 2009-September 2011 and April 2013- January 2014); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016- present); Chief Compliance Officer: Fiduciary Capital Management (“FCM”) (August 2016-December 2017); Chief Compliance Officer: Suffolk (August 2016-December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015-August 2016).

Daniel P. Leming One Financial Way Cincinnati, Ohio	33	Assistant Treasurer	Indefinite; Since March 2016		Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 - June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012 - February 2016).

168

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Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-18

Item 2.	Code Of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees And Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments.

Not applicable, as the schedules are included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable for semiannual reports.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Michael J. DeWeirdt
Michael J. DeWeirdt
President
(Principal Executive Officer)
September 5, 2018

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
September 5, 2018